                                  SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

   Filed by the Registrant [X]
   Filed by a Party other than the Registrant  [ ]
   Check the appropriate box:
   [ ] Preliminary Proxy Statement
   [ ] Confidential, for Use of the Commission
       Only (as permitted by Rule 14a-6(e)(2))
   [X] Definitive Proxy Statement
   [ ] Definitive Additional Materials
   [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                               AIM FUNDS GROUP
-------------------------------------------------------------------------------------------------------------------
                                 (Name of Registrant as Specified in Its Charter)
-------------------------------------------------------------------------------------------------------------------
                     (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
   [X]  No fee required.

   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1)  Title of each class of securities to which transaction applies:
-------------------------------------------------------------------------------------------------------------------

        (2)  Aggregate number of securities to which transaction applies:
-------------------------------------------------------------------------------------------------------------------

   (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act
        Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
-------------------------------------------------------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:
-------------------------------------------------------------------------------------------------------------------

   (5)  Total fee paid:
-------------------------------------------------------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.
-------------------------------------------------------------------------------------------------------------------

   [ ]  Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:
-------------------------------------------------------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:
-------------------------------------------------------------------------------------------------------------------

   (3)  Filing Party:
-------------------------------------------------------------------------------------------------------------------

   (4)  Date Filed:
-------------------------------------------------------------------------------------------------------------------

                                AIM DOLLAR FUND
                                 A PORTFOLIO OF
                           AIM INVESTMENT PORTFOLIOS
                          11 GREENWAY PLAZA, SUITE 100
                              HOUSTON, TEXAS 77046

                                                               November 11, 1998

Dear Shareholder:

Enclosed is a combined proxy statement and prospectus seeking your approval of a proposed combination of AIM Dollar Fund ("Dollar Fund"), an investment portfolio of AIM Investment Portfolios, with AIM Money Market Fund ("Money Market"), an investment portfolio of AIM Funds Group.

Dollar Fund and Money Market are both money market funds which provide cash management alternatives to shareholders of The AIM Family of Funds--Registered Trademark--. A I M Advisors, Inc. serves as the investment adviser to both funds. As discussed in the accompanying document, combining the two funds will simplify the arrangements under which shareholders of The AIM Family of Funds can exchange their shares with those of AIM money market funds. In addition, operating Dollar Fund and Money Market as separate funds duplicates investment objectives, whereas combining the two funds should offer Dollar Fund shareholders an investment in a larger fund with a potentially broader range of investment choices, the potential for more stable cash flows, and the potential for lower costs through economies of scale. The accompanying document describes the proposed transaction and compares the investment policies and operating expenses of the funds for your evaluation.

Shareholders are being asked to approve an Agreement and Plan of Reorganization by and among AIM Investment Portfolios acting on behalf of Dollar Fund, AIM Funds Group acting on behalf of Money Market and A I M Advisors, Inc. After careful consideration, the Board of Trustees of AIM Investment Portfolios has unanimously approved this proposal and recommends that you read the enclosed materials carefully and then vote FOR the proposal.

Your vote is important. Please take a moment now to sign and return your proxy cards in the enclosed postage paid return envelope. If we do not hear from you after a reasonable amount of time you may receive a telephone call from our proxy solicitor, Shareholder Communications Corporation, reminding you to vote your shares.

Thank you for your cooperation and continued support.

                                          Sincerely,

                                          ROBERT H. GRAHAM

                                          Robert Graham
                                          Chairman

                                AIM DOLLAR FUND

                                 A PORTFOLIO OF
                           AIM INVESTMENT PORTFOLIOS
                          11 GREENWAY PLAZA, SUITE 100
                              HOUSTON, TEXAS 77046

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON DECEMBER 17, 1998

TO THE SHAREHOLDERS OF AIM DOLLAR FUND:

     NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of AIM Dollar Fund ("Dollar Fund"), an investment portfolio of AIM Investment Portfolios ("AIP"), will be held at 11 Greenway Plaza, Suite 100, Houston, TX 77046 on December 17, 1998, at 3:00 p.m., local time, for the following purposes:

     1. To approve an Agreement and Plan of Reorganization (the "Agreement") by and among AIP, acting on behalf of Dollar Fund, AIM Funds Group ("AFG"), acting on behalf of AIM Money Market Fund ("Money Market"), and A I M Advisors, Inc. and the consummation of the transactions contemplated therein. The Agreement provides for the combination of Dollar Fund and Money Market (the "Reorganization"). Pursuant to the Agreement, all of the assets of Dollar Fund will be transferred to Money Market, Money Market will assume all of the liabilities of Dollar Fund, and AFG will issue directly (i) to Dollar Fund's Class A and Advisor Class shareholders, AIM Cash Reserve Shares of Money Market, and (ii) to Dollar Fund's Class B shareholders, Class B Shares of Money Market, having an aggregate net asset value equal to the net value of the Dollar Fund assets transferred to Money Market. It is expected that the value of each Dollar Fund shareholder's account with Money Market immediately after the Reorganization will be the same as the value of such shareholder's account with Dollar Fund immediately prior to the Reorganization. The Reorganization has been structured as a tax-free transaction. No initial sales charge will be imposed in connection with the Reorganization.

     2. To transact any other business, not currently contemplated, that may properly come before the Special Meeting, in the discretion of the proxies or their substitutes.

     Shareholders of record as of the close of business on October 30, 1998, are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.

     SHAREHOLDERS ARE REQUESTED TO EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY WHICH IS BEING SOLICITED BY THE MANAGEMENT OF AIP. THIS IS IMPORTANT FOR THE PURPOSE OF ENSURING A QUORUM AT THE SPECIAL MEETING. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY THE SUBSEQUENT EXECUTION AND SUBMISSION OF A REVISED PROXY, BY GIVING WRITTEN NOTICE OF REVOCATION TO AIP AT ANY TIME BEFORE THE PROXY IS EXERCISED OR BY VOTING IN PERSON AT THE SPECIAL MEETING.

                                          Helge K. Lee
                                          Vice President and Secretary

November 11, 1998

                           AIM INVESTMENT PORTFOLIOS
                                AIM DOLLAR FUND
                          11 GREENWAY PLAZA, SUITE 100
                              HOUSTON, TEXAS 77046
                           TOLL FREE: (800) 347-4246

                                AIM FUNDS GROUP
                             AIM MONEY MARKET FUND
                          11 GREENWAY PLAZA, SUITE 100
                              HOUSTON, TEXAS 77046
                           TOLL FREE: (800) 347-4246

                    COMBINED PROXY STATEMENT AND PROSPECTUS
                            DATED: NOVEMBER 11, 1998

     This document is being furnished in connection with the Special Meeting of Shareholders of AIM Dollar Fund ("Dollar Fund"), an investment portfolio of AIM Investment Portfolios ("AIP") to be held on December 17, 1998 (the "Special Meeting"). At the Special Meeting, the shareholders of Dollar Fund are being asked to consider and approve the Agreement and Plan of Reorganization (the "Agreement") by and among AIP, acting on behalf of Dollar Fund, and AIM Funds Group ("AFG") acting on behalf of AIM Money Market Fund ("Money Market"), and
A I M Advisors, Inc. and the consummation of the transactions contemplated therein (the "Reorganization"). THE BOARD OF TRUSTEES OF AIP HAS UNANIMOUSLY APPROVED THE AGREEMENT AND REORGANIZATION AS BEING IN THE BEST INTEREST OF DOLLAR FUND SHAREHOLDERS.

     Pursuant to the Agreement, all of the assets of Dollar Fund will be transferred to Money Market, Money Market will assume all of the liabilities of Dollar Fund, and AFG will issue directly (i) to Dollar Fund's Class A and Advisor Class shareholders, AIM Cash Reserve Shares of Money Market ("Money Market Cash Reserve Shares"), and (ii) to Dollar Fund's Class B shareholders, Money Market Class B Shares, having an aggregate net asset value equal to the net value of the Dollar Fund assets transferred to Money Market. It is expected that the value of each shareholder's account with Money Market immediately after the Reorganization will be the same as the value of such shareholder's account with Dollar Fund immediately prior to the Reorganization. The Reorganization has been structured as a tax-free transaction. No initial sales charge will be imposed in connection with the Reorganization.

     Money Market is a series portfolio of AFG, an open-end, series management investment company. The investment objective of Money Market is to provide as high a level of current income as is consistent with the preservation of capital and liquidity. Dollar Fund's investment objective of seeking maximum current income consistent with liquidity and conservation of capital is similar to that of Money Market. Both are money market funds that invest in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), which generally restricts each fund's investments to high quality short-term liquid securities that are determined to present minimal credit risk, and sets specific limits on the fund's dollar-weighted average portfolio maturity. Money Market and Dollar Fund are designed as cash management alternatives for shareholders. See "Comparison of Investment Objectives, Policies and Restrictions."

     This Combined Proxy Statement and Prospectus ("Proxy Statement/Prospectus") sets forth the information that a shareholder of Dollar Fund should know before voting on the Agreement. It should be read and retained for future reference.

     The current Prospectus of Dollar Fund, dated September 8, 1998 (the "Dollar Fund Prospectus"), together with the related Statement of Additional Information also dated September 8, 1998, are on file with the Securities and Exchange Commission (the "SEC") and are incorporated by reference herein. The Prospectus of Money Market dated May 1, 1998, as revised October 5, 1998 (the "Money Market Prospectus"), and the related Statement of Additional Information also dated May 1, 1998, have been filed with the SEC and are incorporated by reference herein. A copy of the Money Market Prospectus is attached as Appendix II to this Proxy Statement/Prospectus. Such documents, as well as the annual and semi-annual reports, are available without charge by writing to A I M Distributors, Inc., P.O. Box 4739, Houston, Texas 77210-4739 or by calling (800) 347-4246. The SEC maintains a Web site at http://www.sec.gov that contains the prospectuses and statements of additional information described above, material incorporated by reference, and other information about AIP and AFG. Additional information about Dollar Fund and Money Market may also be obtained on the Web at http://www.aimfunds.com.
  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/ PROSPECTUS. ANY REPRESENTATION TO
                      THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
INTRODUCTION................................................    1
REASONS FOR THE REORGANIZATION..............................    2
  Background and Reasons for the Reorganization.............    2
  Board Considerations......................................    2
SYNOPSIS....................................................    4
  Reorganization............................................    4
  Comparison of Money Market and Dollar Fund................    5
RISK FACTORS................................................    7
COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND
  RESTRICTIONS..............................................    7
  Investment Objectives.....................................    7
  Investment Policies.......................................    7
  Investment Restrictions...................................    8
FINANCIAL HIGHLIGHTS........................................    9
ADDITIONAL INFORMATION ABOUT THE AGREEMENT..................   12
  Terms of the Reorganization...............................   12
  The Reorganization........................................   12
  Other Terms...............................................   12
  Federal Tax Consequences..................................   13
  Accounting Treatment......................................   14
RIGHTS OF SHAREHOLDERS......................................   14
  Liability of Shareholders.................................   14
  Election of Trustees; Annual Shareholder Meetings.........   14
  Terms of Trustees.........................................   14
  Removal of Trustees.......................................   15
  Special Meetings of Shareholders..........................   15
  Liability of Trustees and Officers........................   15
  Termination...............................................   15
  Voting Rights of Shareholders.............................   16
  Dissenters' Rights........................................   16
  Amendments to Organization Documents......................   16
OWNERSHIP OF MONEY MARKET AND DOLLAR FUND SHARES............   17
  Significant Holders.......................................   17
  Ownership of Officers and Trustees........................   18
CAPITALIZATION..............................................   18
LEGAL MATTERS...............................................   18
INFORMATION FILED WITH THE SECURITIES AND EXCHANGE
  COMMISSION................................................   18
ADDITIONAL INFORMATION ABOUT MONEY MARKET AND DOLLAR FUND...   19
AGREEMENT AND PLAN OF REORGANIZATION....................Appendix I
PROSPECTUS OF AIM MONEY MARKET FUND....................Appendix II

     The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM Link, AIM Institutional Funds, aimfunds.com, Invest With Discipline, La Familia AIM de Fondos and La Familia AIM de Fondos and Design are registered service marks, and AIM Bank Connection is a service mark of A I M Management Group Inc.

                                  INTRODUCTION

     This Proxy Statement/Prospectus is furnished in connection with the solicitation of proxies by AIP's Board of Trustees from the shareholders of Dollar Fund for use at the Special Meeting of Shareholders to be held at 11 Greenway Plaza, Suite 100, Houston, TX 77046 on December 17, 1998, at 3:00 p.m., local time (such meeting and any adjournments thereof are referred to as the "Special Meeting").

     AIP has engaged the services of Shareholder Communications Corporation ("SCC") to assist it in the solicitation of proxies for the Special Meeting. AIP expects to solicit proxies principally by mail, but AIP or SCC may also solicit proxies by telephone, facsimile, telegraph or personal interview. AIP's officers will not receive any additional or special compensation for any such solicitation. Money Market will bear its costs and expenses incurred in connection with the Reorganization, which are expected to be minimal. A I M Advisors, Inc. ("AIM Advisors") the investment adviser to Money Market and Dollar Fund, has agreed to reimburse Dollar Fund for any expenses it incurs in connection with the Reorganization, including the cost of printing and mailing this Proxy Statement/Prospectus, and the cost of shareholder solicitation (which is anticipated to be approximately $16,000).

     All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained therein; if no instructions are given, shares represented by proxies will be voted FOR the proposal to approve the Agreement and in accordance with management's recommendation on other matters. The presence in person or by proxy of one-third of the outstanding shares of beneficial interest in each class of shares of Dollar Fund at the Special Meeting will constitute a quorum ("Quorum") with respect to that class. Approval of the Agreement by Dollar Fund requires the affirmative vote of a majority of the shares cast by the shareholders of each class of shares of Dollar Fund. Abstentions and broker non-votes will be counted as shares present at the Special Meeting for quorum purposes but will not be considered votes cast at the Special Meeting. Broker non-votes arise from a proxy returned by a broker holding shares for a customer which indicates that the broker has not been authorized by the customer to vote on a proposal. Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of AIP. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw his proxy and vote in person. Shareholders may also transact any other business not currently contemplated that may properly come before the Special Meeting in the discretion of the proxies or their substitutes.

     Shareholders of record as of the close of business on October 30, 1998 (the "Record Date"), are entitled to vote at the Special Meeting. On the Record Date, there were 88,242,402 Class A shares, 88,457,251 Class B shares and 3,409,118 Advisor Class shares of Dollar Fund outstanding. Each share is entitled to one vote for each full share held, and a fractional vote for a fractional share held.

     AIP intends to mail this Proxy Statement/Prospectus and the accompanying proxy on or about November 11, 1998.

                         REASONS FOR THE REORGANIZATION

BACKGROUND AND REASONS FOR THE REORGANIZATION

     AIP was organized as a Maryland corporation in 1981, and was reorganized into a Delaware business trust on September 8, 1998. Prior to May 29, 1998, AIP operated under the name G.T. Investment Portfolios, Inc.

     On May 29, 1998, Liechtenstein Global Trust AG ("LGT") consummated a purchase agreement with AMVESCAP PLC pursuant to which AMVESCAP PLC acquired LGT's Asset Management Division, including Chancellor LGT Asset Management, Inc. ("Chancellor LGT"), the investment adviser at that time to AIP. In connection with that transaction, the Board of Directors of AIP's predecessor determined that it would be advisable to engage AIM Advisors to provide investment advisory and other services to G.T. Investment Portfolios, Inc. and for INVESCO (NY), Inc. (formerly, Chancellor LGT) to serve as sub-adviser with day-to-day portfolio management responsibility. AIM Advisors and its affiliates are indirect subsidiaries of AMVESCAP PLC that provide investment advisory, marketing, administration, fund accounting and distribution services to The AIM Family of Funds--Registered Trademark--. The shareholders of G.T. Investment Portfolios, Inc. approved the changes, which took effect on May 29, 1998. G.T. Investment Portfolios, Inc. changed its name to AIM Investment Portfolios, Inc. at that same time. AIM Advisors now serves as investment adviser to Dollar Fund and INVESCO (NY), Inc. serves as sub-adviser to Dollar Fund.

     AIM Advisors evaluated Dollar Fund and Money Market and has recommended that Dollar Fund be reorganized into Money Market. Both funds serve as cash management alternatives for shareholders of The AIM Family of Funds. As described in more detail below, operating Dollar Fund and Money Market as separate funds duplicates investment objectives. Combining the two funds will simplify the arrangements under which shareholders of The AIM Family of Funds can exchange their shares with those of AIM money market funds. The Reorganization also should provide Dollar Fund shareholders an investment in a larger fund with a potentially broader range of investment choices, the potential for more stable cash flows, and the potential for lower costs though economies of scale.

BOARD CONSIDERATIONS

     The Board of Directors of AIP's predecessor determined that the proposed reorganization of Dollar Fund is in the best interests of the shareholders of Dollar Fund, and recommended approval of the Agreement by the shareholders at the Special Meeting. A summary of the information that was presented to, and considered by, the Board of Directors in making their determination is provided below.

     At meetings of the Board of Directors held on August 11 and 12, 1998, AIM Advisors presented the proposed reorganization of Dollar Fund to the Board of Directors for their consideration and approval. The Directors received from AIM Advisors written materials that described the structure and tax consequences of the proposed reorganization and contained information concerning Dollar Fund and Money Market, including comparative historical total return and fee and expense information and a comparison of the investment objectives of the two funds.

     In considering the proposed reorganization, the Board of Directors noted that Dollar Fund and Money Market are both operated to provide cash management alternatives to shareholders of The AIM Family of Funds. The two funds have similar investment objectives, and both operate in compliance with the requirements of Rule 2a-7 under the 1940 Act. A merger of Dollar Fund into Money Market would result in a fund with approximately $1.4 billion in total assets; Dollar Fund had assets of approximately $400 million at June 30, 1998. The Board of Directors believes that Dollar Fund shareholders should benefit from the broader range of investments usually available to the larger fund as Money Market has repurchase agreements and master note arrangements in place with a greater number of counterparties. The larger combined fund should have more stable cash flows which could allow the portfolio to assume longer average maturities when deemed advisable by AIM Advisors.

     AIM Advisors also provided comparable performance information for the two funds and the expense ratios of the two funds, the latter of which is shown below.

                                                           COMPARATIVE FEES FOR THE YEAR ENDED
                                                                    DECEMBER 31, 1997
                                                     -----------------------------------------------
                                                         AIM MONEY
                                                        MARKET FUND            AIM DOLLAR FUND
                                                     -----------------   ---------------------------
                                                      CASH                                   ADVISOR
                                                     RESERVE   CLASS B   CLASS A   CLASS B    CLASS
                                                     SHARES    SHARES    SHARES    SHARES    SHARES
                                                     -------   -------   -------   -------   -------
Management Fees....................................    0.55%(1)   0.55%(1)  0.50%   0.50%     0.50%
12b-1 Fees.........................................    0.25%     1.00%    0.25%     1.00%     0.00%
Other..............................................    0.25%     0.25%    0.53%     0.53%     0.53%
                                                      -----     -----     ----      ----      ----
Total Fund Operating Expenses......................    1.05%     1.80%    1.28%     2.03%     1.03%
                                                      =====     =====     ====      ====      ====
Total Expense Ratio - (Net of Waivers for Dollar
  Fund)............................................    1.05%     1.80%    0.98%     1.73%     0.98%
                                                      =====     =====     ====      ====      ====

---------------

(1) These fees are applicable for the first $1 billion of Money Market assets; for any amount over $1 billion, the fee is 0.50%

     Currently, each class of shares of Dollar Fund enjoys a slightly lower expense ratio than the corresponding class of Money Market, primarily due to fee waivers and expense reimbursements by AIM Advisors. The voluntary fee waivers and expense reimbursements are due to expire on May 31, 2000. Without those limitations, the expense ratios for Dollar Fund Class A and Class B shares would be higher than that of the corresponding class of Money Market: 1.28% for Dollar Fund Class A shares vs 1.05% for Money Market Cash Reserve Shares and 2.03% for Dollar Fund Class B shares vs. 1.80% for Money Market Class B Shares. The Dollar Fund Advisor Class expense ratio would be slightly lower than the corresponding class of Money Market: 1.03% for Dollar Fund Advisor Class shares vs. 1.05% for Money Market Cash Reserve Shares. The pro forma estimated expense ratios of the combined funds is 1.00% for Money Market Cash Reserve Shares and 1.75% for Money Market Class B Shares. Eliminating duplicate services and creating economies of scale may further narrow or eliminate the differences in operating expense ratios.

     The Board of Directors noted that Money Market does not have a class of shares comparable to the Dollar Fund Advisor Class and that Dollar Fund Advisor Class shareholders will receive the class of Money Market shares, AIM Cash Reserve Shares, having the lowest expense ratio. However, as noted above, elimination of duplicate services and creation of economies of scale may, to some extent, lessen the difference between the Money Market Cash Reserve Shares expense ratio and the lower expense ratio for the Dollar Fund Advisor Class shares that would exist even after termination of voluntary fee waivers and reimbursements. Eligible institutional Advisor Class shareholders will also have the option of exchanging into other institutional money market funds managed by AIM Advisors with lower expense ratios than Money Market Cash Reserve.

     In addition, the Board of Directors noted that the shareholders of Dollar Fund would not be subject to any additional risks as shareholders of Money Market because the two funds have similar investment objectives. Moreover, AIM Advisors serves as investment adviser for both funds, with its affiliate, INVESCO (NY), Inc., serving as sub-adviser to Dollar Fund. The Board of Directors further noted, that the value of each shareholder's account with Money Market immediately after the Reorganization will be the same as the value of that shareholder's account with Dollar Fund immediately prior to the Reorganization; that no initial sales or other charges would be imposed on any of the shares of Money Market acquired by the shareholders of Dollar Fund in connection with the Reorganization and that AIM Advisors has agreed to pay all expenses incurred by Dollar Fund in connection with the Reorganization, including the costs of printing and mailing this Proxy Statement/Prospectus and the costs of shareholder solicitations. Finally, the Board of Directors reviewed the principal terms of the Agreement. The Board of Directors noted that Dollar Fund would be provided with an opinion of counsel that the reorganization would be tax-free as to Dollar Fund and its shareholders.

     AIM Advisors also noted its research has found that no other family of mutual funds operates duplicate taxable general money market funds like Dollar Fund and Money Market. AIM Advisors indicated that maintaining duplicate money market funds would be likely to create confusion on the part of purchasers and broker-dealers, making marketing and shareholder servicing of each of the funds more difficult. The exchange program currently available to shareholders would be particularly complicated by the choice of two taxable money market funds with essentially duplicate characteristics.

     At a subsequent meeting of the Board of Directors held on August 31, 1998, based upon their evaluation of the information presented to them, the Board of Directors determined that the proposed reorganization will not, among other things, dilute the interests of Dollar Fund's shareholders and is in the best interest of Dollar Fund's shareholders in view of the broader range of investments available to the larger fund and the more stable cash flows and possible economies of scale from the larger fund size. Therefore, the Board of Directors recommends the approval of the Agreement by the shareholders at a Special Meeting.

                                    SYNOPSIS

REORGANIZATION

     The Reorganization will result in the combination of Dollar Fund and Money Market. Dollar Fund is a portfolio of AIP, a Delaware business trust. Money Market is a portfolio of AFG, also a Delaware business trust. If shareholders of Dollar Fund approve the Agreement and other closing conditions are satisfied, all of the assets of Dollar Fund will be transferred to Money Market, Money Market will assume all of the liabilities of Dollar Fund, and AFG will issue (i) directly to Dollar Fund's Class A and Advisor Class shareholders, Money Market Cash Reserve Shares, and (ii) directly to Dollar Fund's Class B shareholders, Money Market Class B Shares, having an aggregate net asset value equal to the net value of the Dollar Fund assets transferred to Money Market.

     The chart below shows the class of Money Market shares that will be received by the holders of Dollar Fund shares in the Reorganization.

              IF YOU OWN                                                  YOU WILL RECEIVE
              ----------                                                  ----------------
Dollar Fund Class A Shares                                   Money Market Cash Reserve Shares
Dollar Fund Advisor Class Shares                             Money Market Cash Reserve Shares
Dollar Fund Class B Shares                                   Money Market Class B Shares

     Shareholders will not pay any initial sales charge in connection with the Reorganization. It is expected that the value of each shareholder's account with Money Market immediately after the Reorganization will be the same as the value of such shareholder's account with Dollar Fund immediately prior to the Reorganization. A copy of the Agreement is attached as Appendix l to this Proxy Statement/Prospectus. See "Additional Information About the Agreement" below.

     Dollar Fund is to receive an opinion of Ballard Spahr Andrews & Ingersoll, LLP to the effect that the Reorganization will constitute a tax-free reorganization for Federal income tax purposes. Thus, shareholders will not have to pay Federal income taxes as a result of the Reorganization. See "Additional Information About the Agreement -- Federal Tax Consequences" below.

     Money Market is a diversified investment portfolio of AFG, an open-end series management investment company registered under the 1940 Act. The principal offices of AFG are located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046 (telephone: (800) 347-4246).

COMPARISON OF MONEY MARKET AND DOLLAR FUND

  INVESTMENT OBJECTIVE AND POLICIES

     The investment objectives of Money Market and Dollar Fund are very similar, and the types of securities the two funds purchase to achieve their objectives are very similar also. The investment objective of Money Market is to provide as high a level of current income as is consistent with the preservation of capital and liquidity. The investment objective of Dollar Fund is to seek maximum current income consistent with liquidity and conservation of capital. Both Money Market and Dollar Fund comply with the requirements of Rule 2a-7 under the 1940 Act, which generally restrict each fund's investments to high quality short-term liquid securities that are determined to present minimal credit risk, and set specific limits on the fund's dollar-weighted average portfolio maturity. Both are designed as cash management alternatives for shareholders and seek to maintain a stable $1.00 net asset value. See "Comparison of Investment Objectives, Policies and Restrictions" below.

  INVESTMENT ADVISORY SERVICES

     AIM Advisors serves as investment adviser to Dollar Fund, and INVESCO (NY), Inc. serves as Dollar Fund's sub-adviser. AIM Advisors also serves as investment adviser to Money Market. INVESCO (NY), Inc. does not act as sub-adviser for Money Market, however, and the Reorganization will end INVESCO (NY), Inc.'s role in management of the Dollar Fund assets transferred to Money Market.

  PERFORMANCE

     Set forth below are average annual total returns for the periods indicated for each of Money Market and Dollar Fund. Average annual total return figures do not take into account sales charges applicable to redemptions of Class B shares of Money Market or Dollar Fund.

                                                       MONEY MARKET              DOLLAR FUND
                                                     -----------------   ---------------------------
                                                      CASH                                   ADVISOR
                                                     RESERVE   CLASS B   CLASS A   CLASS B    CLASS
                                                     SHARES    SHARES    SHARES    SHARES    SHARES
                                                     -------   -------   -------   -------   -------
1 Year Ended December 31, 1997.....................   4.66%     3.84%     4.62%     3.84%     4.61%
3 Years Ended December 31, 1997....................   4.70%     3.92%     4.73%     3.95%      N/A

  EXPENSES

     Set forth below is a comparison of annual operating expenses as a percentage of net assets ("Expense Ratio") for the Cash Reserve and Class B shares of Money Market and for the Class A, Class B and Advisor Class shares of Dollar Fund for the fiscal year ended December 31, 1997.

                                                                                                            MONEY MARKET
                                                                                                              PRO FORMA
                                                          MONEY MARKET              DOLLAR FUND               ESTIMATED
                                                        -----------------   ---------------------------   -----------------
                                                         CASH                                              CASH
                                                        RESERVE   CLASS B   CLASS A   CLASS B   ADVISOR   RESERVE   CLASS B
                                                        SHARES    SHARES    SHARES    SHARES    SHARES    SHARES    SHARES
                                                        -------   -------   -------   -------   -------   -------   -------
SHAREHOLDER TRANSACTION EXPENSES
Deferred Sales Load (as a percentage of original
  purchase price or redemption proceeds, as
  applicable).........................................   none       5.0%     none       5.0%     none      none       5.0%
ANNUAL OPERATING EXPENSES (AS A % OF NET ASSETS)
Management fees.......................................   0.55%(1)  0.55%(1)  0.50%     0.50%     0.50%     0.55%(1)  0.55%(1)
Rule 12b-1 distribution plan payments.................   0.25%     1.00%     0.25%     1.00%     0.00%     0.25%     1.00%
All other expenses....................................   0.25%     0.25%     0.53%     0.53%     0.53%     0.20%     0.20%
                                                        -----      ----      ----      ----      ----      ----      ----
Total fund operating expenses.........................   1.05%     1.80%     1.28%     2.03%     1.03%     1.00%     1.75%
                                                        =====      ====      ====      ====      ====      ====      ====
Expense Ratio (net of waivers)(2).....................   1.05%     1.80%     1.00%     1.75%     1.00%     1.00%     1.75%
                                                        =====      ====      ====      ====      ====      ====      ====

---------------

(1) These fees are applicable for the first $1 billion of Money Market assets; for any amount over $1 billion, the fee is 0.50%.

(2) AIM Advisors has undertaken to limit the expenses of Dollar Fund (exclusive of brokerage commissions, taxes, interest and extraordinary expenses) to the annual rate of 1.00% of the average daily net assets of the Dollar Fund Class A shares and Advisor Class shares and 1.75% of the average daily net assets of the Dollar Fund Class B shares.

     The management fee paid by shareholders of Money Market on the first $1 billion dollars of fund assets is 0.05% higher than the management fee paid by Dollar Fund shareholders. The management fee paid by Money Market shareholders on fund assets in excess of $1 billion is the same as the management fee paid by Dollar Fund shareholders.

     The total operating expenses of Money Market are higher than the total operating expenses of Dollar Fund, after fee waivers and reimbursements for Dollar Fund are taken into account. The voluntary fee waivers and expenses reimbursements for Dollar Fund are due to expire on May 31, 2000, and without those limitations, the expense ratios for Dollar Fund Class A shares and Class B shares would be higher than the expense ratios of Money Market Cash Reserve Shares and Money Market Class B shares, respectively. The Dollar Fund Advisor Class expense ratio would be slightly lower than the expense ratio of Money Market Cash Reserve Shares, even after voluntary expenses waivers and reimbursements expire.

     Money Market estimates that after the Reorganization, the total fund operating expense ratios will be the same as the current total fund operating expense ratios of Dollar Fund.

  SALES CHARGES

     No sales charges are applicable to the Reorganization.

     Money Market Cash Reserve Shares, which will be issued to Dollar Fund Class A and Advisor Class shareholders pursuant to the Agreement, are sold at net asset value without an initial sales charge or a contingent deferred sales charge. Money Market Class B Shares are offered at net asset value, without an initial sales charge, and are subject to a maximum contingent deferred sales charge of 5% on certain redemptions made within six years from the date such shares were purchased. Money Market Cash Reserve Shares pay a fee in the amount of 0.25% of average daily net assets of Money Market Cash Reserve Shares to A I M Distributors, Inc. ("AIM Distributors") for distribution services. Class B shares of Money Market pay AIM Distributors fees at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares for distribution services. For more information, see the Investors Guide to The AIM Family of Funds in the Money Market Prospectus attached as Appendix II to this Proxy Statement/Prospectus.

     The Class A shares of Dollar Fund are sold at net asset value, without imposition of an initial sales charge or a contingent deferred sales charge. Advisor Class shares of Dollar Fund are similarly sold at net asset value, without the imposition of an initial sales charge or a contingent deferred sales charge, but are available for purchase only by qualified purchasers. Dollar Fund Class B shares are available only through an exchange of Class B shares of another fund in The AIM Family of Funds and are offered at net asset value without an initial sales charge and are subject to a maximum contingent deferred sales charge of 5% on certain redemptions made within six years from the date such shares were purchased.

     Like the Money Market Cash Reserve shares, Class A shares of Dollar Fund pay a fee in the amount of 0.25% of average daily net assets of the Class A shares to AIM Distributors for distribution services. Dollar Fund Advisor Class shares are not subject to such distribution fees. Dollar Fund Class B shares pay distribution expenses at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares to AIM Distributors. AIM Distributors is currently waiving 0.25% of the distribution fees payable by the Class A and Class B shares of Dollar Fund.

  DISTRIBUTION; PURCHASE, EXCHANGE AND REDEMPTION

     Shares of Money Market and Dollar Fund are both distributed by AIM Distributors. Purchase and redemption procedures are the same for Money Market and Dollar Fund except that Class B shares of Dollar

Fund may only be acquired through an exchange. Shares of Money Market and Dollar Fund may be exchanged for shares of other funds of The AIM Family of Funds of the same class.

                                  RISK FACTORS

     Dollar Fund and Money Market have similar investment objectives and policies, and the types of securities the two funds purchase to achieve their objectives are also similar. Both funds are operated in compliance with the requirements of Rule 2a-7 under the 1940 Act, and AIM Advisors provides investment advisory services to both funds. Accordingly, the risks associated with an investment in Money Market would be the same as the risks associated with an investment in Dollar Fund. For a discussion of the risks associated with an investment in Money Market, see the Money Market prospectus attached as Appendix II to this Proxy Statement/Prospectus.

         COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

INVESTMENT OBJECTIVES

  MONEY MARKET

     The investment objective of Money Market is to provide as high a level of current income as is consistent with the preservation of capital and liquidity.

  DOLLAR FUND

     Dollar Fund's investment objective is to seek maximum current income consistent with liquidity and conservation of capital.

INVESTMENT POLICIES

     The investment policies of Money Market and Dollar Fund permit them to invest in the same types of money market instruments, and, in practice, each fund holds the same types of securities. A description of the investment policies of each of Money Market and Dollar Fund are provided below.

  MONEY MARKET

     Money Market invests in money market instruments such as bankers' acceptances, certificates of deposit, repurchase agreements, master notes, time deposits, taxable municipal securities and commercial paper, all of which are denominated in U.S. dollars (referred to collectively as "Money Market Instruments") and U.S. Government direct obligations and U.S. Government agencies' securities. Bankers' acceptances, certificates of deposit and time deposits may be purchased from U.S. or foreign banks. Certain types of Money Market Instruments are briefly described in Appendix A to the AFG Prospectus attached hereto.

     Money Market may invest in other types of Money Market Instruments not prohibited by its investment restrictions, if approved by its board of trustees. Money Market will not invest in instruments maturing more than 397 days from the date of investment, and will maintain a dollar-weighted average portfolio maturity of 90 days or less.

     Money Market will limit investments in Money Market Instruments to those which at the date of purchase are "First Tier" securities as defined in Rule 2a-7 under the 1940 Act, as such Rule may be amended from time to time. Generally, "First Tier" securities are securities that are rated in the highest rating category by two nationally recognized statistical rating organizations ("NRSROs"), or, if only rated by one NRSRO, are rated in the highest rating category by that NRSRO, or, if unrated, are determined by AIM Advisors (under the supervision of and pursuant to guidelines established by the board of trustees) to be of comparable quality to a rated security that meets the foregoing quality standards.

     Money Market must also comply with Rule 2a-7 under the 1940 Act, which governs the operations of money market funds and may be more restrictive than Money Market's investment policies and restrictions. If any of Money Market's policies and restrictions are more restrictive than Rule 2a-7, such policies and restrictions will be followed.

     Money Market will normally hold portfolio securities to maturity but may dispose of such securities prior to maturity if AIM Advisors believes such disposition advisable. Investing in Money Market Instruments of short maturity and/or actively managing its portfolio will result in a large number of transactions, but since the costs of these transactions are small, they are not expected to have a significant effect on net asset value or yield.

  DOLLAR FUND

     Dollar Fund seeks to achieve its investment objective by investing in high quality, U.S. dollar-denominated money market instruments, i.e., debt obligations with remaining maturities of 13 months or less. Permitted investments, include obligations issued or guaranteed by the U.S. and foreign governments, their agencies and instrumentalities, obligations of U.S. and non-U.S. banks, interest bearing deposits in U.S. commercial and savings banks, commercial paper and other short-term debt obligations of U.S. and foreign companies, and repurchase agreements secured by any of the foregoing.

     Dollar Fund seeks to maintain a net asset value of $1.00 per share. To do so, Dollar Fund uses the amortized cost method of valuing its securities pursuant to Rule 2a-7 under the 1940 Act, certain requirements of which are summarized below.

     In accordance with Rule 2a-7, Dollar Fund (i) maintains a dollar-weighted average portfolio maturity of 90 days or less and (ii) purchases only instruments having remaining maturities of 13 months or less.

     Dollar Fund invests only in high quality, U.S. dollar-denominated money market instruments determined by AIM Advisors and its sub-adviser to present minimal credit risks in accordance with procedures established by AIP's board of trustees. To be considered high quality, a security must be rated in accordance with applicable rules in one of the two highest rating categories for short-term securities by at least two NRSROs (or one, if only one such NRSRO has rated the security) or, if the issuer has no applicable short-term rating, determined by AIM Advisors or its sub-adviser to be of equivalent credit quality.

     Dollar Fund will limit its purchases of municipal securities to those which are "First Tier" securities as defined in Rule 2a-7 under the 1940 Act.

INVESTMENT RESTRICTIONS

  MONEY MARKET AND DOLLAR FUND

     There are some differences in the investment restrictions applicable to Money Market and Dollar Fund. However, Money Market and Dollar Fund both are money market funds whose investment practices are circumscribed by the more restrictive requirements of Rule 2a-7 under the 1940 Act. Thus the differences in the investment restrictions of Money Market and Dollar Fund are not material to the funds' actual operations.

                              FINANCIAL HIGHLIGHTS

  Money Market

     Shown below are the financial highlights for a Money Market Cash Reserve Share and a Money Market Class B Share outstanding during the six months ended June 30, 1998, each of the years in the four-year period ended December 31, 1997 and the period October 16, 1993 (date operations commenced) through December 31, 1993. This information (other than the information for the six months ended June 30, 1998) has been audited by AFG's independent accountants. The "Report of Independent Accountants" and financial statements included in Money Market's annual report to shareholders for the fiscal year ended December 31, 1997, are hereby incorporated by reference into this Proxy Statement/Prospectus. Money Market's annual report to shareholders, which contains additional unaudited performance information, is available without charge upon request made to AFG at the address or telephone number appearing on the cover page of this Proxy Statement/Prospectus.

     Money Market Cash Reserve Shares

                                                                               YEAR ENDED DECEMBER 31,
                                                JUNE 30,       -------------------------------------------------------
                                                  1998           1997       1996       1995       1994          1993
                                               -----------     --------   --------   --------   --------      --------
                                               (UNAUDITED)
Net asset value beginning of period..........   $   1.00       $   1.00   $   1.00   $   1.00   $   1.00      $   1.00
Income from operations:
  Net investment income......................     0.0231         0.0456     0.0433     0.0493     0.0337        0.0048
Less distributions:
  Dividends from net investment income.......    (0.0231)       (0.0456)   (0.0433)   (0.0493)   (0.0337)      (0.0048)
                                                --------       --------   --------   --------   --------      --------
Net asset value, end of period...............   $   1.00       $   1.00   $   1.00   $   1.00   $   1.00      $   1.00
                                                ========       ========   ========   ========   ========      ========
Total return(a)..............................       2.34%          4.66%      4.41%      5.04%      3.42%         0.48%
Ratios/Supplemental Data:
  Net assets, end of year (000's omitted)....   $488,969       $344,117   $315,470   $293,450   $359,952      $241,778
  Ratio of expenses to average net assets....       1.02%(b)       1.05%      1.08%      1.04%      0.99%(e)      1.00%(c)(e)
  Ratio of net investment income to average
    net assets...............................       4.62%(b)       4.55%      4.32%      4.92%      3.49%(e)      2.27%(c)(e)

     Money Market Class B Shares

                                                                               YEAR ENDED DECEMBER 31,
                                                JUNE 30,       -------------------------------------------------------
                                                  1998           1997       1996       1995       1994          1993
                                               -----------     --------   --------   --------   --------      --------
                                               (UNAUDITED)
Net asset value beginning of period..........   $   1.00       $   1.00   $   1.00   $   1.00   $   1.00      $   1.00
Income from operations:
  Net investment income......................     0.0189         0.0378     0.0360     0.0419     0.0259        0.0032
Less distributions:
  Dividends from net investment income.......    (0.0189)       (0.0378)   (0.0360)   (0.0419)   (0.0259)      (0.0032)
                                                --------       --------   --------   --------   --------      --------
Net asset value, end of period...............   $   1.00       $   1.00   $   1.00   $   1.00   $   1.00      $   1.00
                                                ========       ========   ========   ========   ========      ========
Total return(a)..............................       1.91%          3.84%      3.66%      4.27%      2.62%         0.32%
Ratios/Supplemental Data:
  Net assets, end of year (000's omitted)....   $155,216       $116,058   $ 91,148   $ 69,857   $ 33,999      $  1,289
  Ratio of expenses to average net assets....       1.77%(b)       1.80%      1.81%      1.78%      1.78%(d)      1.75%(c)(d)
  Ratio of net investment income to average
    net assets...............................       3.87%(b)       3.80%      3.60%      4.14%      3.14%(d)      1.54%(c)(d)

---------------

(a) Does not deduct sales charges where applicable and are not annualized for periods less than one year.

(b) Ratios are annualized and based on average net assets as follows: Class B shares -- $122,331,933 and AIM Cash Reserve Shares -- $363,132,327.

(c) Annualized.

(d) After fee waivers and/or expense reimbursements. Ratios of expenses and net investment income to average daily net assets prior to fee waivers and/or expense reimbursements were 1.87% and 3.05%, respectively, for 1994 and 1.95% (annualized) and 1.34% (annualized), respectively, for 1993.

(e) After fee waivers and/or expense reimbursements. Ratios of expenses and net investment income to average daily net assets prior to fee waivers and/or expense reimbursements were 1.08% and 3.40%, respectively, for 1994 and 1.20% (annualized) and 2.07% (annualized), respectively, for 1993.

  Dollar Fund

     Shown below are financial highlights for Class A shares, Class B shares and Advisor Class shares outstanding during the six months ended June 30, 1998, and each of the years and periods described below. This information (other than the information for the six months ended June 30, 1998) has been audited by AIP's independent accountants. The "Report to Independent Accountants" and financial statements included in Dollar Fund's annual report to shareholders for the fiscal year ended December 31, 1997, are hereby incorporated by reference into this Proxy Statement/Prospectus. Dollar Fund's annual report to shareholders, which contains additional unaudited performance information, is available without charge upon request made to AIP at the address or telephone number appearing on the cover page on this Proxy Statement/Prospectus.

     Dollar Fund Class A+

                                                                                 YEAR ENDED DECEMBER 31,
                                                      JUNE 30,     ---------------------------------------------------
                                                        1998         1997       1996       1995       1994      1993
                                                     -----------   --------   --------   --------   --------   -------
                                                     (UNAUDITED)
Net investment income..............................   $  0.023     $  0.045   $  0.044   $  0.050   $  0.032   $ 0.022
Distributions from net investment income...........     (0.023)      (0.045)    (0.044)    (0.050)    (0.032)   (0.022)
                                                      --------     --------   --------   --------   --------   -------
Net asset value (unchanged during the period)......   $   1.00     $   1.00   $   1.00   $   1.00   $   1.00   $  1.00
                                                      ========     ========   ========   ========   ========   =======
Total investment return(b).........................       2.30%        4.62%      4.50%      5.08%      3.30%     2.20%
Ratios and supplemental data:
Net assets, end of period (in 000's)...............   $291,301     $186,611   $392,623   $183,761   $320,858   $87,822
Ratio of net investment income to average net
  assets:
  With expense reductions, waivers, and
    reimbursement(a)...............................       4.61%        4.50%      4.39%      4.94%      3.40%     2.17%
  Without expense reductions, waivers, and
    reimbursement(a)...............................       4.36%        4.20%      4.08%      4.66%      3.15%     1.46%
Ratio of expenses to average net assets:
  With expense reductions, waivers, and
    reimbursement(a)...............................       0.93%        0.98%      0.99%      0.97%      0.92%     1.00%
  Without expense reductions, waivers, and
    reimbursements(a)..............................       1.18%        1.28%      1.30%      1.25%      1.17%     1.72%

---------------

(a) Annualized for periods of less than one year.

(b) Not annualized for periods of less than one year.

 + All capital shares issued and outstanding as of March 31, 1993 were reclassified as Class A shares.

     Dollar Fund Class B++

                                                                                                         APRIL 1, 1993
                                                                       YEAR ENDED DECEMBER 31,                TO
                                                  JUNE 30,     ---------------------------------------   DECEMBER 31,
                                                    1998        1997       1996      1995       1994         1993
                                                 -----------   -------   --------   -------   --------   -------------
                                                 (UNAUDITED)
Net investment income..........................   $  0.019     $ 0.038   $  0.037   $ 0.040   $  0.025      $ 0.010
Distributions from net investment income.......     (0.019)     (0.038)    (0.037)   (0.040)    (0.025)      (0.010)
                                                  --------     -------   --------   -------   --------      -------
Net asset value (unchanged during the
  period)......................................   $   1.00     $  1.00   $   1.00   $  1.00   $   1.00      $  1.00
                                                  ========     =======   ========   =======   ========      =======
Total investment return(b).....................       1.99%       3.84%      3.73%     4.29%      2.53%        1.40%
Ratios and supplemental data:
Net assets, end of period (in 000's)...........   $101,102     $83,498   $128,308   $99,151   $109,936      $ 3,478
Ratio of net investment income to average net
  assets:
  With expense reductions, waivers, and
    reimbursement(a)...........................       3.86%       3.75%      3.64%     4.19%      2.65%        1.42%
  Without expense reductions, waivers, and
    reimbursement(a)...........................       3.61%       3.45%      3.33%     3.91%      2.40%        0.86%
Ratio of expenses to average net assets:
  With expense reductions, waivers, and
    reimbursement(a)...........................       1.68%       1.73%      1.74%     1.72%      1.67%        1.75%
  Without expense reductions, waivers, and
    reimbursements(a)..........................       1.93%       2.03%      2.05%     2.00%      1.92%        2.31%

---------------

(a) Annualized for periods of less than one year.

(b) Not annualized for periods of less than one year.

+ All capital shares issued and outstanding as of March 31, 1993 were reclassified as Class A shares.

++  Commencing April 1, 1993, the Fund began offering Class B shares.

+++ Commencing June 1, 1995, the Fund began offering Advisor Class shares.

     Dollar Fund Advisor Class+++

                                                                               YEAR ENDED       JUNE 1, 1995
                                                                              DECEMBER 31,           TO
                                                               JUNE 30,     -----------------   DECEMBER 31,
                                                                 1998        1997      1996         1995
                                                              -----------   -------   -------   ------------
                                                              (UNAUDITED)
Net investment income.......................................      0.023       0.045     0.044       0.030
Distributions from net investment income....................     (0.023)     (0.045)   (0.044)     (0.030)
                                                                -------     -------   -------     -------
Net asset value (unchanged during the period)...............    $  1.00     $  1.00   $  1.00     $  1.00
                                                                =======     =======   =======     =======
Total investment return(b)..................................       2.25%       4.61%     4.50%       2.92%
Ratios and supplemental data:
Net assets, end of period (in 000's)........................    $ 7,631     $ 6,780   $14,978     $ 2,096
Ratio of net investment income to average net assets:
  With expense reductions, waivers, and reimbursement(a)....       4.61%       4.50%     4.39%       4.94%
  Without expense reductions, waivers, and
    reimbursement(a)........................................       4.61%       4.45%     4.33%       4.91%
Ratio of expenses to average net assets:
  With expense reductions, waivers, and reimbursement(a)....       0.93%       0.98%     0.99%       0.97%
  Without expense reductions, waivers, and
    reimbursements(a).......................................       0.93%       1.03%     1.05%       1.00%

---------------

(a) Annualized for periods of less than one year.

(b) Not annualized for periods of less than one year.

+ All capital shares issued and outstanding as of March 31, 1993 were reclassified as Class A shares.

++  Commencing April 1, 1993, the Fund began offering Class B shares.

+++ Commencing June 1, 1995, the Fund began offering Advisor Class shares.

                   ADDITIONAL INFORMATION ABOUT THE AGREEMENT

TERMS OF THE REORGANIZATION

     The terms and conditions under which the Reorganization may be consummated are set forth in the Agreement. Significant provisions of the Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Agreement, a copy of which is attached as Appendix I to this Proxy Statement/Prospectus.

THE REORGANIZATION

     Money Market will acquire all of the assets of Dollar Fund in exchange for shares of Money Market and the assumption by Money Market of the liabilities of Dollar Fund. Consummation of the Reorganization (the "Closing") is expected to occur on December 21, 1998, at 8:00 a.m. Central Time (the "Effective Time") on the basis of values calculated as of the close of regular trading on the NYSE on the preceding business day.

     At the Closing, all of the assets and all of the liabilities of Dollar Fund will be transferred to Money Market, Money Market will assume all of the liabilities of Dollar Fund, and AFG will issue directly (i) to Dollar Fund's Class A and Advisor Class shareholders, Money Market Cash Reserve Shares, and
(ii) directly to Dollar Fund's Class B shareholders, Money Market Class B Shares, having an aggregate net asset value equal to the net value of the Dollar Fund assets transferred to Money Market. Shareholders will not pay any initial sales charge in connection with the Reorganization. It is expected that the value of each shareholder's account with Money Market immediately after the Reorganization will be the same as the value of such shareholder's account with Dollar Fund immediately prior to the Reorganization.

OTHER TERMS

     The Agreement may be amended without shareholder approval by mutual agreement of AIP and AFG. If any amendment is made to the Agreement which effects a material change to the Agreement and the Reorganization, such change will be submitted to the shareholders for their approval.

     Each of AIP and AFG has made representations and warranties in the Agreement that are customary in matters such as the Reorganization. The obligations of AIP and AFG pursuant to the Agreement are subject to various conditions, including the following: (a) the assets of Dollar Fund to be acquired by Money Market shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by Dollar Fund immediately prior to the Reorganization; (b) AFG's Registration Statement on Form N-14 under the Securities Act of 1933 (the "1933 Act") shall have been filed with the SEC and such Registration Statement shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the SEC (and not withdrawn or terminated); (c) the shareholders of Dollar Fund shall have approved the Agreement; and (d) AIP and AFG shall have received an opinion from Ballard Spahr Andrews & Ingersoll, LLP, that the Reorganization will not result in the recognition of gain or loss for Federal income tax purposes for Dollar Fund, Money Market or their shareholders.

     Money Market has agreed to bear its expenses in connection with the Reorganization, which are expected to be minimal. AIM Advisors has agreed to reimburse Dollar Fund for its expenses incurred in connection with the Reorganization, including the costs of printing and mailing this Proxy Statement/Prospectus and the cost of shareholder solicitation.

     The Board of Trustees of AIP may waive without shareholder approval any default by AFG or any failure by AFG to satisfy any of the conditions to AIP's obligations as long as such a waiver will not have a material adverse effect on the benefits intended under the Agreement for the shareholders of Dollar Fund. The Agreement may be terminated and the Reorganization may be abandoned by either AIP or AFG at any time by mutual agreement of AIP and AFG, or by either party in the event that Dollar Fund shareholders do not approve the Agreement or if the Closing does not occur on or before February 27, 1999.

FEDERAL TAX CONSEQUENCES

     The following is a general summary of the material Federal income tax consequences of the Reorganization and is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the existing Treasury regulations thereunder, current administrative rulings of the Internal Revenue Service ("IRS") and judicial decisions, all of which are subject to change. The principal Federal income tax consequences that are expected to result from the Reorganization, under currently applicable law, are as follows:
(i) the Reorganization will qualify as a "reorganization" within the meaning of
Section 368(a) of the Code; (ii) no gain or loss will be recognized by Dollar Fund upon the transfer of its assets to Money Market; (iii) no gain or loss will be recognized by any shareholder of Dollar Fund upon the exchange of shares of Dollar Fund solely for shares of Money Market; (iv) the tax basis of the shares of Money Market to be received by a shareholder of Dollar Fund will be the same as the tax basis of the shares of Dollar Fund surrendered in exchange therefor;
(v) the holding period of the shares of Money Market to be received by a shareholder of Dollar Fund will include the holding period for which such shareholder held the shares of Dollar Fund exchanged therefor, provided that such shares of Dollar Fund are capital assets in the hands of such shareholder as of the Closing; (vi) no gain or loss will be recognized by Money Market on the receipt of assets of Dollar Fund in exchange for shares of Money Market and Money Market's assumption of Dollar Fund's liabilities; (vii) the tax basis of the assets of Dollar Fund in the hands of Money Market will be the same as the tax basis of such assets in the hands of Dollar Fund immediately prior to the Reorganization; and (viii) the holding period of the assets of Dollar Fund to be received by Money Market will include the holding period of such assets in the hands of Dollar Fund immediately prior to the Reorganization.

     As a condition to Closing, Ballard Spahr Andrews & Ingersoll, LLP will render a favorable opinion to AIP and AFG as to the foregoing Federal income tax consequences of the Reorganization, which opinion will be conditioned upon the accuracy, as of the date of Closing, of certain representations upon which Ballard Spahr Andrews & Ingersoll, LLP will rely in rendering its opinion, which representations include, but are not limited to, the following (taking into account for purposes thereof any events that are part of the plan of reorganization): (A) there is no plan or intention by the shareholders of Dollar Fund to redeem a number of shares of Money Market received in the Reorganization that would reduce the Dollar Fund shareholders' ownership of Money Market shares to a number of shares having a value, as of the Closing Date, of less than 50% of the value of all of the formerly outstanding shares of Dollar Fund as of the Closing Date; (B) following the Reorganization, Money Market will continue the historic business of Dollar Fund (for this purpose "historic business" shall mean the business most recently conducted by Dollar Fund which was not entered into in connection with the Reorganization) or use a significant portion of Dollar Fund's historic business assets in its business; (C) at the direction of Dollar Fund, Money Market will issue directly to Dollar Fund's shareholders pro rata the shares of Money Market that Dollar Fund constructively receives in the Reorganization and Dollar Fund will distribute its other properties (if any) to its shareholders on, or as promptly as practicable after, the Closing; (D) Money Market has no plan or intention to reacquire any of its shares issued in the Reorganization, except to the extent that Money Market is required by the 1940 Act to redeem any of its shares presented for redemption; (E) Money Market does not plan or intend to sell or otherwise dispose of any of the assets of Dollar Fund acquired in the Reorganization, except for dispositions made in the ordinary course of its business or dispositions necessary to maintain its status as a "regulated investment company" ("RIC") under the Code; (F) Money Market, Dollar Fund and the shareholders of Dollar Fund will pay their respective expenses, if any, incurred in connection with the Reorganization subject to the reimbursement of Dollar Fund by AIM Advisors of only those expenses of Dollar Fund that are solely and directly related to the Reorganization in accordance with current IRS guidelines; (G) Money Market will acquire at least 90 percent of the fair market value of the net assets, and at least 70 percent of the fair market value of the gross assets, held by Dollar Fund immediately before the Reorganization, including for this purpose any amounts used by Dollar Fund to pay its reorganization expenses and all redemptions and distributions made by Dollar Fund immediately before the Dollar Fund Reorganization (other than redemptions pursuant to a demand of a shareholder in the ordinary course of Dollar Fund's business as an open-end diversified management investment company under the 1940 Act and regular, normal dividends not in excess of the requirements of Section 852 of the Code); and (H) Money Market and Dollar Fund have each elected to be taxed as a RIC under Section 851 of the Code and will each have qualified for the special Federal tax treatment afforded

RICs under the Code for all taxable periods (including the last short taxable period of Dollar Fund ending on the Closing and the taxable year of Money Market that includes the Closing).

     THE FOREGOING DESCRIPTION OF THE FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION IS MADE WITHOUT REGARD TO THE PARTICULAR FACTS AND CIRCUMSTANCES OF ANY SHAREHOLDER OF DOLLAR FUND. DOLLAR FUND SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC CONSEQUENCES TO THEM OF THE REORGANIZATION, INCLUDING THE APPLICABILITY AND EFFECT OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS.

ACCOUNTING TREATMENT

     The Reorganization will be accounted for on a tax-free combined basis. Accordingly, the book cost basis to Money Market of the assets of Dollar Fund will be the same as the book cost basis of such assets to Dollar Fund.

                             RIGHTS OF SHAREHOLDERS

     AIP and AFG are each organized as a Delaware business trust. The operations of AIP and AFG, as Delaware business trusts, are governed by their Agreements and Declarations of Trust (the "Declaration of Trust") and Delaware law.

LIABILITY OF SHAREHOLDERS

     The Delaware Business Trust Act provides that shareholders of a Delaware business trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations. There is, however, a remote possibility that, under certain circumstances, shareholders of a Delaware business trust may be held personally liable for that trust's obligations to the extent the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. The Declaration of Trust for AFG and the Declaration of Trust for AIP provide that a shareholder shall not be subject to any personal liability for acts or obligations of the trust and that every written agreement, obligation or other undertaking made or issued by the trust shall contain a provision to the effect that shareholders are not personally liable thereunder. In addition, the Declaration of Trust for AFG and the Declaration of Trust for AIP provide for indemnification out of trust property for any shareholder held personally liable solely by reason of his or her being or having been a shareholder. Therefore, the risk of any shareholder incurring financial loss beyond his investment due to shareholder liability is limited to circumstances in which AFG or AIP itself is unable to meet its obligations and the express disclaimer of shareholder liabilities is determined not to be effective. Given the nature of the assets and operations of AFG and AIP, the possibility of their being unable to meet their obligations is considered remote, and even if a claim were brought against one of them and a court determined that shareholders were personally liable, it would likely not impose a material obligation on a shareholder.

ELECTION OF TRUSTEES; ANNUAL SHAREHOLDER MEETINGS

     The shareholders of AFG initially elected the trustees of AFG and are, thereafter, entitled to vote for the election of trustees only to the extent such vote may be required by the 1940 Act, by the Declaration of Trust or by AFG's Bylaws. AFG is not otherwise required to hold annual shareholder meetings.

     The initial trustees of AIP are named in its Declaration of Trust. Shareholders are entitled to vote for the election of trustees only to the extent such vote may be required by the 1940 Act, by the Declaration of Trust or by AIP's Bylaws. AIP is not otherwise required to hold annual shareholder meetings.

TERMS OF TRUSTEES

     The Declaration of Trust for AFG and the Declaration of Trust for AIP provide that the trustees of the trust shall hold office during the lifetime of the trust except as follows: (a) any trustee may resign or retire; (b) any trustee may be removed by the other trustee or the shareholders of the trust (as discussed below); or (c) any trustee who has died or become incapacitated and is unable to serve may be retired by a written instrument signed by a majority of the trustees. The Bylaws of AFG and AIP provide that a trustee shall hold office until the next election of trustees is held or until his successor is duly elected and qualified.

REMOVAL OF TRUSTEES

     A trustee of AFG or AIP may be removed by a vote of two-thirds of the outstanding shares at any meeting of the shareholders or at any time by written instrument signed by at least two-thirds of the trustees and specifying when such removal becomes effective. The Declaration of Trust for AFG and the Declaration of Trust for AIP provide that in the case of refusal to serve, death, resignation, retirement or removal of a trustee, the remaining trustees may either fill the vacancy or leave the vacancy unfilled or reduce the number of trustees. Any appointment of a trustee shall be evidenced by a written instrument signed by a majority of the trustees in office.

SPECIAL MEETINGS OF SHAREHOLDERS

     AFG's Declaration of Trust provides that trustees may call special meetings of shareholders. In addition, AFG's Bylaws provide that holders of 10% of the outstanding shares of AFG may require that the trustees call a special meeting for the removal of a trustee. AIP's Bylaws provide that a special meeting of shareholders may be called by any trustee.

LIABILITY OF TRUSTEES AND OFFICERS

     Under AFG's and AIP's Declarations of Trust, the trustees of AFG and AIP, respectively, shall not be liable for any act or omission or any conduct whatsoever in their capacity as trustees, except for liability to the trust or shareholders due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of trustee. While AFG's and AIP's Declarations of Trust do not contain any provision limiting the liability of officers, under Delaware business trust law, the officers of AFG and AIP, respectively, are not personally liable to any person other than AFG, AIP or shareholders for any act, omission or obligation of AFG, AIP or its trustees. AFG's and AIP's Declarations of Trust and Bylaws allow for the indemnification of trustees and officers to the fullest extent permitted by Delaware law and AFG's and AIP's Bylaws. Delaware law allows a business trust to indemnify and hold harmless any trustee or other person from and against any and all claims and demands whatsoever.

TERMINATION

     AFG's Declaration of Trust provides that AFG may be terminated at any time
(i) by the vote of shareholders holding a majority of shares outstanding provided that the trustees have submitted the termination of AFG to the shareholders for their approval or (ii) by the trustees by written notice to shareholders provided that as of the date on which they have determined to so terminate there are fewer than 100 holders of record of AFG. Any portfolio of AFG may be terminated at any time (i) by a vote of the shareholders entitled to vote and holding at least a majority of the shares of such portfolio provided that the trustees have submitted the termination of such portfolio to the shareholders for their approval or (ii) by the trustees by written notice to such shareholders provided that, as of the date on which the trustees have determined to terminate the portfolio, there are fewer than 100 holders of record of such portfolio.

     AIP's Declaration of Trust provides that AIP may be terminated at any time
(i) by the vote of shareholders holding a majority of the outstanding voting securities, as defined in the 1940 Act, or (ii) by the trustees by written notice to shareholders provided that as of the date on which they have determined to so terminate there are fewer than 100 holders of record of AIP. Any portfolio or class of AIP may be terminated at any time (i) by a vote of the shareholders entitled to vote and holding at least a majority of the outstanding voting securities, as defined in the 1940 Act, of such portfolio or class, as applicable, provided that the trustees have submitted the termination of such portfolio or class to the shareholders for their approval or (ii) by the trustees by written notice to such shareholders provided that, as of the date on which the trustees have determined to terminate the portfolio, there are fewer than 100 holders of record of such portfolio.

VOTING RIGHTS OF SHAREHOLDERS

     AFG's Declaration of Trust grants shareholders power to do the following:
(i) elect trustees, provided that a meeting of shareholders has been called for that purpose; (ii) remove trustees, provided that a meeting of shareholders has been called for that purpose; (iii) approve the termination of AFG or any portfolio or class of shares of AFG, provided that a meeting of shareholders has been called for that purpose, unless, as of the date on which the trustees have determined to so terminate AFG or such portfolio or class, there are fewer than 100 holders of record of AFG or such terminating portfolio or class of shares of AFG; (iv) approve the sale of all or substantially all of the assets of AFG or of any portfolio or class of shares of AFG, unless the primary purpose of such sale is to change AFG's domicile or form of organization or form of business trust; (v) approve the merger or consolidation of AFG or any portfolio or class of shares of AFG with and into another company unless (A) the primary purpose of such merger or consolidation is to change AFG's domicile or form of organization or form of business trust, or (B) after giving effect to such merger or consolidation, based on the number of shares outstanding as of a date selected by the trustees, the shareholders of AFG or such portfolio or class will have a majority of the outstanding shares of the surviving company or portfolio or class, as the case may be; (vi) approve any amendment to their voting rights; and (vii) approve such additional matters as may be required by law or as the trustees, in their sole discretion, shall determine.

     AIP's Declaration of Trust grants shareholders power to do the following:
(i) elect trustees provided that a meeting of shareholders has been called for that purpose; (ii) remove trustees provided that a meeting of shareholders has been called for that purpose; (iii) vote on any investment advisory contract to the extent required by the 1940 Act; (iv) approve the termination of AIP or any portfolio or class of shares of AIP, provided that a meeting of shareholders has been called for that purpose; (v) amend the Declaration of Trust to the extent provided for in the Declaration of Trust; (vi) approve the sale of all or substantially all of the assets of AIP or of any portfolio, unless the primary purpose of such sale is to change AIP's domicile or form of organization or form of business trust; (vii) approve the merger or consolidation of AIP or any portfolio with and into another company or a series or portfolio unless (A) the primary purpose of such merger or consolidation is to change AIP's domicile or form of organization or form of business trust, or (B) after giving effect to such merger or consolidation, based on the number of shares outstanding as of a date selected by trustees, the shareholders of AIP or such portfolio or class will have a majority of the outstanding shares of the surviving company or series or portfolio, as the case may be; (viii) approve any such additional matters related to AIP as may be required by law or the trustees may consider desirable.

DISSENTERS' RIGHTS

     Neither Delaware law nor AFG's or AIP's Declaration of Trust or Bylaws provide AFG's or AIP's shareholders with dissenters' rights.

AMENDMENTS TO ORGANIZATION DOCUMENTS

     The trustees of AFG may, without shareholder approval, amend the Declaration of Trust at any time, except that no amendment may be made to change the voting power of the shareholders of AFG as set forth in the Declaration of Trust.

     The trustees of AIP may, without shareholder approval, amend the Declaration of Trust at any time, except that no amendment may be made that would have the effect of reducing the indemnification provided thereby without the affirmative vote of at least two-thirds of the outstanding shares entitled to vote thereon.

                OWNERSHIP OF MONEY MARKET AND DOLLAR FUND SHARES

SIGNIFICANT HOLDERS

     Listed below is the name, address and percent ownership of each person who as of October 30, 1998, to the knowledge of AIP, owned beneficially 5% or more of the outstanding shares of Dollar Fund:

     Dollar Fund:

                                                                             PERCENT
                                                              PERCENT        OWNED OF
                                                              OWNED OF      RECORD AND
                                                               RECORD      BENEFICIALLY
                                                              --------     ------------
Class A Shares
  Bear Stearns Securities Corp..............................    7.99%          -0-
  FBO 102-06578-29
  1 Metrotech Center North
  Brooklyn, NY 11201-3859

Advisor Class Shares
  LGT Asset Management 401(K) Plan..........................   52.73%          -0-
  Attn: Debbie Nettles
  11 Greenway Plaza, Suite 100
  Houston, TX 77046-1173

  Wells Fargo Bank NA TTEE FBO..............................   46.52%          -0-
  LGT Asset Management SERP Plan
  A/C 5000201000
  26610 West Agoura Road
  P.O. Box 9800 MAC 9139-027
  Calabasas, CA 91372-0800

     Listed below is the name, address and percent ownership of each person who as of October 30, 1998 to the knowledge of AFG, owned beneficially 5% or more of the outstanding shares of Money Market:

  Money Market:

                                                                             PERCENT
                                                              PERCENT        OWNED OF
                                                              OWNED OF      RECORD AND
                                                               RECORD      BENEFICIALLY
                                                              --------     ------------
Class C Shares
  LDG Limited...............................................    5.12%          -0-
  48 Par-La Ville Rd., Suite 780
  Hamilton, HM II Bermuda

AIM Cash Reserve Shares
  GT Global, Inc. ..........................................   10.89%          -0-
  Attn: David Hessel
  11 Greenway Plaza, Suite 100
  Houston, TX 77046-1452

  A I M Fund Services, Inc. FBO.............................    6.68%          -0-
  AIM Family of Funds Shareholders
  Redemption Account
  Attn: R. Frazier
  11 Greenway Plaza, Suite 100
  Houston, TX 77046-1452

OWNERSHIP OF OFFICERS AND TRUSTEES

     To the best of the knowledge of AFG, the beneficial ownership of shares of Money Market by officers and trustees of AFG as a group constituted less than 1% of the outstanding shares of such fund as of October 30, 1998. To the best of the knowledge of AIP, the beneficial ownership of shares of Dollar Fund by officers or Trustees of AIP as a group constituted less than 1% of the outstanding shares of such fund as of October 30, 1998.

                                 CAPITALIZATION

     The following table sets forth as of June 30, 1998, (i) the capitalization of Money Market Cash Reserve Shares and Money Market Class B Shares, (ii) the capitalization of Dollar Fund Class A, Class B and Advisor Class shares, and
(iii) the proforma capitalization of Money Market Cash Reserve and Class B shares as adjusted to give effect to the transactions contemplated by the Agreement.

                                                                               PRO FORMA
                                                                              MONEY MARKET
                            MONEY MARKET                                      CASH RESERVE
                                CASH         DOLLAR FUND      DOLLAR FUND      SHARES AS      MONEY MARKET     DOLLAR FUND
                           RESERVE SHARES   CLASS A SHARES   ADVISOR SHARES     ADJUSTED     CLASS B SHARES   CLASS B SHARES
                           --------------   --------------   --------------   ------------   --------------   --------------
Net Assets...............   $448,969,050     $291,300,510      $7,631,001     $747,900,561    $155,215,789     $101,012,198
Shares Outstanding.......    448,954,447      291,360,629       7,630,975     747,946,051      155,209,764      100,970,805
Net Asset Value Per
 Shares..................   $       1.00     $       1.00      $     1.00     $      1.00     $       1.00     $       1.00


                             PRO FORMA
                            MONEY MARKET
                           CLASS B SHARES
                            AS ADJUSTED
                           --------------
Net Assets...............   $256,227,987
Shares Outstanding.......    256,180,569
Net Asset Value Per
 Shares..................   $       1.00

                                 LEGAL MATTERS

     Certain legal matters concerning AFG and its participation in the Reorganization, the issuance of shares of Money Market in connection with the Reorganization and the tax consequences of the Reorganization will be passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, 51st Floor, Philadelphia, PA 19103-7599. Certain legal matters concerning AIP and its participation in the Reorganization will be passed upon by Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036-1800.

         INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

     This Proxy Statement/Prospectus and the related Statement of Additional Information do not contain all the information set forth in the registration statements and the exhibits relating thereto and annual reports which AIP and AFG have filed with the SEC pursuant to the requirements of the 1933 Act and the 1940 Act, to which reference is hereby made. The SEC file number for AIP's registration statement containing the Prospectus and Statement of Additional Information relating to Dollar Fund is Registration No. 2-74549. Such Prospectus and Statement of Additional Information are incorporated herein by reference. The SEC file number for AFG's registration statement containing the Prospectus and Statement of Additional Information relating to Money Market is Registration No. 2-27334. Such Prospectus and Statement of Additional Information are incorporated herein by reference.

     AFG and AIP are subject to the informational requirements of the 1940 Act and in accordance therewith file reports and other information with the SEC. Reports, proxy statements, registration statements, annual and semi-annual reports and other information filed by AIP and AFG (including the Registration Statement of AFG relating to Money Market on Form N-14 of which this Proxy Statement/Prospectus is a part and which is hereby incorporated by reference) may be inspected without charge and copied at the public reference facilities maintained by the SEC at Room 1014, Judiciary Plaza, 450 Fifth Street, NW, Washington, DC 20549, and at the following regional offices of the SEC: 7 World Trade Center, New York, New York 10048; and 500 West Madison Street, 14th Floor, Chicago, Illinois 60661. Copies of such material may also be obtained from the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549 at the prescribed rates. The SEC maintains a Web site at http://www.sec.gov that contains information regarding AFG, AIP and other registrants that file electronically with the SEC.

           ADDITIONAL INFORMATION ABOUT MONEY MARKET AND DOLLAR FUND

     For more information with respect to AFG and Money Market concerning the following topics, please refer to the AFG Prospectus as indicated: (i) see the discussion "Investment Objectives," "Summary," The Funds," "Investment Programs," "Management" and "General Information" for further information regarding AFG and Money Market; (ii) see the discussion "Summary," "Investment Programs," "Management" and "General Information" for further information regarding management of Money Market; (iii) see the discussion "Summary," "Management," "Organization of the Trust," "Dividends, Distributions and Tax Matters" and "General Information" for further information regarding the shares of Money Market; (iv) see the discussion "Management," "How to Purchase Shares," "Terms and Conditions of Purchase of the AIM Funds," "Special Plans," "Exchange Privilege," "Determination of Net Asset Value" and "How to Redeem Shares" for further information regarding the purchase and redemption of shares of Money Market.

     For more information with respect to AIP and Dollar Fund concerning the following topics, please refer to the Dollar Fund Prospectus as indicated: (i) see the discussion "Summary," "The Fund," "Investment Program," "Management" and "General Information" for further information regarding AIP and Dollar Fund;
(ii) see the discussion "Summary," "Investment Program," "Management" and "General Information" for further information regarding management of Dollar Fund; (iii) see the discussion "Summary," "Management," "Dividends, Distributions and Tax Matters" and "General Information" for further information regarding the shares of Dollar Fund; (iv) see the discussion "Management," "How to Purchase Shares," "Terms and Conditions of Purchase of the AIM Funds," "Special Plans," "Exchange Privilege," "Determination of Net Asset Value" and "How to Redeem Shares" for further information regarding the purchase and redemption of shares of Dollar Fund.

                                                                      APPENDIX I

                                   AGREEMENT
                                      AND
                             PLAN OF REORGANIZATION
                                      FOR
                                AIM DOLLAR FUND
                                 A PORTFOLIO OF
                           AIM INVESTMENT PORTFOLIOS

                               SEPTEMBER 23, 1998

                               TABLE OF CONTENTS

                                       ARTICLE 1
                     DEFINITIONS.................................................     1
SECTION 1.1          Definitions.................................................     1
                                       ARTICLE 2
                     TRANSFER OF ASSETS..........................................     3
SECTION 2.1          Reorganization of Dollar Fund...............................     3
SECTION 2.2          Computation of Net Asset Value..............................     3
SECTION 2.3          Valuation Date..............................................     4
SECTION 2.4          Delivery....................................................     4
SECTION 2.5          Dissolution.................................................     4
SECTION 2.6          Issuance of AFG Shares......................................     4
SECTION 2.7          Investment Securities.......................................     5
SECTION 2.8          Liabilities and Expenses....................................     5
                                       ARTICLE 3
                     REPRESENTATIONS AND WARRANTIES OF AIP.......................     5
SECTION 3.1          Organization; Authority.....................................     5
SECTION 3.2          Registration and Regulation of AIP..........................     5
SECTION 3.3          Financial Statements........................................     5
SECTION 3.4          No Material Adverse Changes; Contingent Liabilities.........     5
SECTION 3.5          DF Shares; Liabilities; Business Operations.................     6
SECTION 3.6          Accountants.................................................     6
SECTION 3.7          Binding Obligation..........................................     6
SECTION 3.8          No Breaches or Defaults.....................................     6
SECTION 3.9          Authorizations or Consents..................................     7
SECTION 3.10         Permits.....................................................     7
SECTION 3.11         No Actions, Suits or Proceedings............................     7
SECTION 3.12         Contracts...................................................     7
SECTION 3.13         Properties and Assets.......................................     8
SECTION 3.14         Taxes.......................................................     8
SECTION 3.15         Benefit and Employment Obligations..........................     8
SECTION 3.16         Brokers.....................................................     8
SECTION 3.17         Voting Requirements.........................................     8
SECTION 3.18         State Takeover Statutes.....................................     8
SECTION 3.19         Books and Records...........................................     9
SECTION 3.20         Prospectus and Statement of Additional Information..........     9
SECTION 3.21         No Distribution.............................................     9
SECTION 3.22         Liabilities of Dollar Fund..................................     9
SECTION 3.23         Value of Shares.............................................     9
SECTION 3.24         Shareholder Expenses........................................     9
SECTION 3.25         Intercompany Indebtedness...................................     9
                                       ARTICLE 4
                     REPRESENTATIONS AND WARRANTIES OF AFG.......................     9
SECTION 4.1          Organization; Authority.....................................     9
SECTION 4.2          Registration and Regulation of AFG..........................     9
SECTION 4.3          Financial Statements........................................     9
SECTION 4.4          No Material Adverse Changes; Contingent Liabilities.........    10
SECTION 4.5          Registration of Money Market Portfolio Cash Reserve Shares
                          and Money Market Portfolio Class B Shares..............    10
SECTION 4.6          Accountants.................................................    11

SECTION 4.7          Binding Obligation..........................................    11
SECTION 4.8          No Breaches or Defaults.....................................    11
SECTION 4.9          Authorizations or Consents..................................    11
SECTION 4.10         Permits.....................................................    11
SECTION 4.11         No Actions, Suits or Proceedings............................    11
SECTION 4.12         Taxes.......................................................    12
SECTION 4.13         Brokers.....................................................    12
SECTION 4.14         Representations Concerning the Reorganization...............    12
SECTION 4.15         Prospectus and Statement of Additional Information..........    12
SECTION 4.16         Value of Shares.............................................    13
SECTION 4.17         Intercompany Indebtedness; Consideration....................    13
                                       ARTICLE 5
                     COVENANTS...................................................    13
SECTION 5.1          Conduct of Business.........................................    13
SECTION 5.2          Announcements...............................................    14
SECTION 5.3          Expenses....................................................    14
SECTION 5.4          Further Assurances..........................................    14
SECTION 5.5          Notice of Events............................................    14
SECTION 5.6          Access to Information.......................................    14
SECTION 5.7          Consents, Approvals and Filings.............................    14
SECTION 5.8          Submission of Agreement to Shareholders.....................    15
                                       ARTICLE 6
                     CONDITIONS PRECEDENT TO THE REORGANIZATION..................    15
SECTION 6.1          Conditions Precedent of AFG.................................    15
SECTION 6.2          Mutual Conditions...........................................    15
SECTION 6.3          Conditions Precedent of AIP.................................    16
                                       ARTICLE 7
                     TERMINATION OF AGREEMENT....................................    17
SECTION 7.1          Termination.................................................    17
SECTION 7.2          Survival After Termination..................................    17
                                       ARTICLE 8
                     MISCELLANEOUS...............................................    17
SECTION 8.1          Survival of Representations and Warranties..................    17
SECTION 8.2          Law Governing...............................................    17
SECTION 8.3          Binding Effect, Persons Benefitting, No Assignment..........    17
SECTION 8.4          Obligations of AFG and AIP..................................    17
SECTION 8.5          Amendments..................................................    18
SECTION 8.6          Enforcement.................................................    18
SECTION 8.7          Interpretation..............................................    18
SECTION 8.8          Counterparts................................................    18
SECTION 8.9          Entire Agreement; Schedules.................................    18
SECTION 8.10         Notices.....................................................    18
SECTION 8.11         Representation by AIM Advisors..............................    19

SCHEDULE 6.1(d) -- Opinion of Counsel to AIP
SCHEDULE 6.2(f) -- Tax Opinions
SCHEDULE 6.3(d) -- Opinion of Counsel to AFG

                      AGREEMENT AND PLAN OF REORGANIZATION

     AGREEMENT AND PLAN OF REORGANIZATION, dated as of September 23, 1998, (this "Agreement"), by and among AIM Investment Portfolios, a Delaware business trust ("AIP"), acting on behalf of AIM Dollar Fund ("Dollar Fund"), AIM Funds Group, a Delaware business trust ("AFG"), acting on behalf of AIM Money Market Fund (the "Money Market Portfolio") and A I M Advisors, Inc. ("AIM Advisors"), a Delaware corporation.

                                   WITNESSETH

     WHEREAS, AIP is an investment company registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act (as defined below) that offers separate classes of its shares representing interests in its investment portfolio, Dollar Fund, for sale to the public; and

     WHEREAS, AFG is an investment company registered with the SEC under the Investment Company Act that offers separate classes of its shares representing interests in several investment portfolios, including the Money Market Portfolio, for sale to the public; and

     WHEREAS, AIM Advisors provides investment advisory services to both AFG and AIP; and

     WHEREAS, Dollar Fund owns securities in which the Money Market Portfolio is permitted to invest; and

     WHEREAS, Dollar Fund desires to provide for its reorganization through the transfer of substantially all of its assets to the Money Market Portfolio in exchange for the assumption by the Money Market Portfolio of all of the liabilities of Dollar Fund and the issuance by AFG of shares of the Money Market Portfolio in the manner set forth in this Agreement; and

     WHEREAS, this Agreement is intended to be and is adopted by the parties hereto as a Plan of Reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").

     NOW, THEREFORE, in consideration of the foregoing premises and the agreements and undertakings contained in this Agreement, AFG, AIP and AIM Advisors agree as follows:

                                   ARTICLE 1

                                  DEFINITIONS

     SECTION 1.1 Definitions. For all purposes in this Agreement, the following terms shall have the respective meanings set forth in this Section 1.1 (such definitions to be equally applicable to both the singular and plural forms of the terms herein defined):

     "Advisers Act" means the Investment Advisers Act of 1940, as amended, and all rules and regulations of the SEC adopted pursuant thereto.

     "AFG Registration Statement" means the registration statement on Form N-1A of AFG, as amended, Registration No. 2-27334, that is applicable to the Money Market Portfolio.

     "Affiliated Person" means an affiliated person as defined in Section 2(a)(3) of the Investment Company Act.

     "AFG" means AIM Funds Group, a Delaware business trust.

     "Agreement" means this Agreement and Plan of Reorganization, together with all schedules and exhibits attached hereto and all amendments hereto and thereof.

     "AIM Advisors" means AIM Advisors, Inc., a Delaware corporation.

     "AIP" means AIM Investment Portfolios, a Delaware business trust.

     "AIP Registration Statement" means the registration statement on Form N-1A of AIP, as amended, Registration No. 2-74577.

     "Benefit Plan" means any material "employee benefit plan" (as defined in Section 3(3) of ERISA) and any material bonus, deferred compensation, incentive compensation, stock ownership, stock purchase, stock option, phantom stock, vacation, retirement, profit sharing, welfare plans or other plan, arrangement or understanding maintained or contributed to by AIP on behalf of Dollar Fund, or otherwise providing benefits to any current or former employee, officer or trustee of AIP.

     "Closing" means the transfer of the assets of Dollar Fund to the Money Market Portfolio, the assumption of all of Dollar Fund's liabilities by the Money Market Portfolio and the issuance of Money Market Portfolio Cash Reserve Shares and Money Market Portfolio Class B Shares by AFG directly to the shareholders of Dollar Fund as described in Section 2.1 of this Agreement.

     "Closing Date" means December 21, 1998, or such other date as the parties may mutually determine.

     "Code" means the Internal Revenue Code of 1986, as amended, and all rules and regulations adopted pursuant thereto.

     "Custodian" means State Street Bank and Trust Company acting in its capacity as custodian for the assets of the Money Market Portfolio and Dollar Fund.

     "Dollar Fund" means AIM Dollar Fund, an investment portfolio of AIP.

     "DF Financial Statements" shall have the meaning set forth in Section 3.3 of this Agreement.

     "DF Shareholders" means the holders of record as of the Effective Time on the Closing Date of the issued and outstanding shares of beneficial interest in Dollar Fund.

     "DF Shareholders Meeting" means a meeting of the shareholders of Dollar Fund convened in accordance with applicable law and the Agreement and Declaration of Trust of AIP to consider and vote upon the approval of this Agreement and the transactions contemplated by this Agreement.

     "DF Shares" means the issued and outstanding shares of beneficial interest in Dollar Fund.

     "Effective Time" shall mean 8:00 a.m. Central Time on the Closing Date.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and all rules or regulations adopted pursuant thereto.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and all rules and regulations adopted by the SEC pursuant thereto.

     "Governmental Authority" means any foreign, United States or state government, government agency, department, board, commission (including the SEC) or instrumentality, and any court, tribunal or arbitrator of competent jurisdiction, and any governmental or non-governmental self-regulatory organization, agency or authority (including the National Association of Securities Dealers, Inc., the Commodity Futures Trading Commission, the National Futures Association, the Investment Management Regulatory Organization Limited and the Office of Fair Trading).

     "Investment Company Act" means the Investment Company Act of 1940, as amended, and all rules and regulations adopted by the SEC pursuant thereto.

     "Lien" means any pledge, lien, security interest, charge, claim or encumbrance of any kind.

     "Material Adverse Effect" means an effect that would cause a change in the condition (financial or otherwise), properties, assets or prospects of an entity having an adverse monetary effect in an amount equal to or greater than $50,000.

     "Money Market Portfolio" means AIM Money Market Fund, an investment portfolio of AFG.

     "Money Market Portfolio Cash Reserve Shares" means Cash Reserve Shares of the Money Market Portfolio issued by AFG, each representing an interest in the Money Market Portfolio.

     "Money Market Portfolio Class B Shares" means Class B Shares of the Money Market Portfolio issued by AFG, each representing an interest in the Money Market Portfolio.

     "Money Market Portfolio Financial Statements" shall have the meaning set forth in Section 4.3 of this Agreement.

     "Person" means an individual or a corporation, partnership, joint venture, association, trust, unincorporated organization or other entity.

     "Reorganization" means the acquisition of the assets of Dollar Fund by the Money Market Portfolio in consideration of the assumption by the Money Market Portfolio of all of the liabilities of Dollar Fund and the issuance by AFG of Money Market Portfolio Cash Reserve Shares and Money Market Portfolio Class B Shares directly to DF Shareholders as described in this Agreement.

     "Required DF Shareholder Vote" shall have the meaning set forth in Section
3.17 of this Agreement.

     "Return" means any return, report or form or any attachment thereto required to be filed with any taxing authority.

     "SEC" means the United States Securities and Exchange Commission.

     "Securities Act" means the Securities Act of 1933, as amended, and all rules and regulations adopted by the SEC pursuant thereto.

     "Tax" means any tax or similar governmental charge, impost or levy (including income taxes (including alternative minimum tax and estimated tax), franchise taxes, transfer taxes or fees, sales taxes, use taxes, gross receipts taxes, value added taxes, employment taxes, excise taxes, ad valorem taxes, property taxes, withholding taxes, payroll taxes, minimum taxes, or windfall profit taxes), together with any related penalties, fines, additions to tax or interest, imposed by the United States or any state, county, local or foreign government or subdivision or agency thereof.

     "Valuation Date" shall have the meaning set forth in Section 2.3 of this Agreement.

                                   ARTICLE 2

                               TRANSFER OF ASSETS

     SECTION 2.1 Reorganization of Dollar Fund. At the Effective Time, all of the assets of Dollar Fund shall be transferred, assigned and delivered to the Custodian for the account of the Money Market Portfolio in exchange for the assumption by the Money Market Portfolio of all of the liabilities of any kind of Dollar Fund and delivery by AFG directly to the DF Shareholders, at the Effective Time on the Closing Date and in the manner described in Section 2.6 below, of a number of Money Market Portfolio Shares (including, if applicable, fractional shares rounded to the nearest thousandth) having an aggregate net asset value equal to the net value of the assets of Dollar Fund so transferred, assigned and delivered, all determined and adjusted as provided in Section 2.2 below. Upon delivery of such assets, the Money Market Portfolio will receive good and marketable title to such assets free and clear of all Liens.

     SECTION 2.2 Computation of Net Asset Value.

     (a) The net asset value of the Money Market Portfolio Cash Reserve Shares and the Money Market Portfolio Class B Shares, and the net value of the assets of Dollar Fund subject to this Agreement, shall, in each case, be determined as of the close of regular trading on the NYSE on the Valuation Date.

     (b) The net asset value of the Money Market Portfolio Cash Reserve Shares and the Money Market Portfolio Class B Shares shall be computed in accordance with the policies and procedures of the Money Market Portfolio as described in the AFG Registration Statement.

     (c) The net value of the assets of Dollar Fund to be transferred to the Money Market Portfolio pursuant to this Agreement shall be computed in accordance with the policies and procedures of Dollar Fund as described in the AIP Registration Statement.

     (d) All computations of value regarding the net assets of Dollar Fund and the net asset value of the Money Market Portfolio Cash Reserve Shares and the Money Market Portfolio Class B Shares to be issued pursuant to this Agreement shall be made by agreement of AFG and AIP. The parties agree to use commercially reasonable efforts to resolve any material pricing differences between the prices of portfolio securities determined in accordance with their respective pricing policies and procedures.

     SECTION 2.3 Valuation Date. The assets of Dollar Fund and the net asset value per share of the Money Market Portfolio Cash Reserve Shares and the Money Market Portfolio Class B Shares shall be valued as of the close of regular trading on the NYSE on the business day next preceding the Closing Date (the "Valuation Date"). The share transfer books of Dollar Fund will be permanently closed as of the close of business on the Valuation Date and only requests for the redemption of shares of Dollar Fund received in proper form prior to the close of regular trading on the NYSE on the Valuation Date shall be accepted by Dollar Fund. Redemption requests thereafter received by Dollar Fund shall be deemed to be redemption requests for Money Market Portfolio Cash Reserve Shares or Money Market Portfolio Class B Shares, as applicable (assuming that the transactions contemplated by this Agreement have been consummated) to be distributed to DF Shareholders under this Agreement.

     SECTION 2.4 Delivery.

     (a) Assets held by Dollar Fund shall be delivered by AIP to the Custodian on the Closing Date. No later than three (3) business days preceding the Closing Date, AIP shall instruct the Custodian to transfer such assets to the account of the Money Market Portfolio. The assets so delivered shall be duly endorsed in proper form for transfer in such condition as to constitute a good delivery thereof, in accordance with the custom of brokers, and shall be accompanied by all necessary state stock transfer stamps, if any, or a check for the appropriate purchase price thereof. Cash held by Dollar Fund shall be delivered on the Closing Date and shall be in the form of currency or wire transfer in Federal funds, payable to the order of the account of the Money Market Portfolio at the Custodian.

     (b) If, on the Closing Date, AIP is unable to make delivery in the manner contemplated by Section 2.4(a) of securities held by Dollar Fund for the reason that any of such securities purchased prior to the Closing Date have not yet been delivered to Dollar Fund, its broker or brokers, then, AFG shall waive the delivery requirements of Section 2.4(a) with respect to said undelivered securities, if Dollar Fund has delivered to the Custodian by or on the Closing Date and with respect to said undelivered securities, executed copies of an agreement of assignment and escrow agreement and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by AFG or the Custodian, including brokers' confirmation slips.

     SECTION 2.5 Dissolution. As soon as reasonably practicable after the Closing Date, AIP shall dissolve its corporate existence and terminate its status as a registered investment company under the Investment Company Act.

     SECTION 2.6 Issuance of AFG Shares. At the Effective Time, each DF Shareholder of record as of the close of regular trading on the NYSE on the Valuation Date holding Dollar Fund Class A shares or Advisor Class shares shall be issued that number of full and fractional shares of the Money Market Portfolio Cash Reserve Shares having a net asset value equal to the net asset value of the Dollar Fund Class A shares or Advisor Class shares held by such DF Shareholders on the Valuation Date, and each DF Shareholder of record as of the Valuation Date holding Dollar Fund Class B shares shall be issued that number of full and fractional shares of the Money Market Portfolio Class B Shares having a net asset value equal to the net asset value of the Dollar Fund Class B Shares held by such DF Shareholder on the Valuation Date. All issued and outstanding shares of beneficial interest of Dollar Fund shall thereupon be canceled on the books of AIP. AIP shall provide instructions to the transfer agent of AFG with respect to the Money Market Portfolio Cash Reserve Shares and Money Market Portfolio Class B Shares to be issued to DF Shareholders. AFG shall have no obligation to inquire as to the validity, propriety or correctness of any such instruction, but shall, in each case, assume that such instruction is valid, proper and correct. AFG shall record on its books the ownership of the Money Market Portfolio Cash Reserve and the Money Market Portfolio Class B Shares by DF Shareholders and shall forward a confirmation of such ownership to the DF Shareholders. No redemption or repurchase of such shares credited to former DF Shareholders in respect of Dollar Fund shares represented by unsurrendered shares certificates shall be permitted until such certificates have been surrendered to AFG for cancellation, or if such certificates are lost or misplaced, until lost certificate affidavits have been executed and delivered to AFG.

     SECTION 2.7 Investment Securities. On or prior to the Valuation Date, AIP shall deliver a list setting forth the securities Dollar Fund then owns together with the respective Federal income tax bases thereof. AIP shall provide to AFG on or before the Valuation Date, detailed tax basis accounting records for each security to be transferred to it pursuant to this Agreement. Such records shall be prepared in accordance with the requirements for specific identification tax lot accounting and clearly reflect the bases used for determination of gain and loss realized on the sale of any security transferred to the Money Market Portfolio hereunder. Such records shall be made available by AIP prior to the Valuation Date for inspection by the Treasurer (or his designee) or the auditors of AFG upon reasonable request.

     SECTION 2.8 Liabilities and Expenses. Dollar Fund shall use its reasonable best efforts to discharge all known liabilities, so far as may be possible, prior to the Closing Date.

                                   ARTICLE 3

                     REPRESENTATIONS AND WARRANTIES OF AIP

     AIP, on behalf of Dollar Fund, represents and warrants to AFG that:

     SECTION 3.1 Organization; Authority. AIP is duly organized, validly existing and in good standing under the Delaware Business Trust Act, with all requisite trust power and authority to enter into this Agreement and perform its obligations hereunder.

     SECTION 3.2 Registration and Regulation of AIP. AIP is duly registered with the SEC as an investment company under the Investment Company Act and all DF Shares which have been or are being offered for sale have been duly registered under the Securities Act and have been duly registered, qualified or are exempt from registration or qualification under the securities laws of each state or other jurisdiction in which such shares have been or are being offered for sale, and no action has been taken by AIP to revoke or rescind any such registration or qualification. Dollar Fund is in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the Investment Company Act, the Securities Act, the Exchange Act and all applicable state securities laws. Dollar Fund is in compliance in all material respects with the applicable investment policies and restrictions set forth in the AIP Registration Statement currently in effect. The value of the net assets of Dollar Fund is determined using portfolio valuation methods that comply in all material respects with the requirements of the Investment Company Act and the policies of Dollar Fund and all purchases and redemptions of DF Shares have been effected at the net asset value per share calculated in such manner.

     SECTION 3.3 Financial Statements. The books of account and related records of Dollar Fund fairly reflect in reasonable detail its assets, liabilities and transactions in accordance with generally accepted accounting principles applied on a consistent basis. The audited financial statements dated December 31, 1997, and the unaudited financial statements dated June 30, 1998, of Dollar Fund previously delivered to AFG (the "DF Financial Statements") present fairly in all material respects the financial position of Dollar Fund as at the dates indicated and the results of operations and changes in net assets for the periods then ended in accordance with generally accepted accounting principles applied on a consistent basis for the periods then ended.

     SECTION 3.4 No Material Adverse Changes; Contingent Liabilities. Since June 30, 1998, no material adverse change has occurred in the financial condition, results of operations, business, assets or liabilities of

Dollar Fund or the status of Dollar Fund as a regulated investment company under the Code, other than changes resulting from any change in general conditions in the financial or securities markets or the performance of any investments made by Dollar Fund or occurring in the ordinary course of business of Dollar Fund or AIP. There are no contingent liabilities of Dollar Fund not disclosed in the DF Financial Statements which are required to be disclosed in accordance with generally accepted accounting principles.

     SECTION 3.5  DF Shares; Liabilities; Business Operations.

     (a) The DF Shares have been duly authorized and validly issued and are fully paid and non-assessable.

     (b) There is no plan or intention by the shareholders of Dollar Fund who own five percent (5%) or more of the DF Shares, and to the knowledge of AIP's management the remaining DF Shareholders have no present plan or intention, of selling, exchanging, redeeming or otherwise disposing of a number of the Money Market Portfolio Cash Reserve Shares or the Money Market Portfolio Class B Shares received by them in connection with the Reorganization that would reduce the DF Shareholders' ownership of Money Market Portfolio Cash Reserve Shares and Money Market Portfolio Class B Shares to a number of shares having a value, as of the Closing Date, of less than fifty percent (50%) of the value of all of the formerly outstanding DF Shares as of the same date. For purposes of this representation, DF Shares exchanged for cash or other property or exchanged for cash in lieu of fractional shares of the Money Market Portfolio will be treated as outstanding DF Shares on the date of the Reorganization. Moreover, DF Shares and Money Market Portfolio Cash Reserve Shares and Money Market Portfolio Class B Shares held by DF Shareholders and otherwise sold, redeemed or disposed of prior or subsequent to the Reorganization will be considered in making this representation, except for DF Shares or Money Market Portfolio Cash Reserve Shares and Money Market Portfolio Class B Shares which have been, or will be, redeemed by Dollar Fund or the Money Market Portfolio in the ordinary course of its business as an open-end, diversified management investment company (or a series thereof) under the Investment Company Act.

     (c) At the time of the Reorganization, Dollar Fund shall not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any Person could acquire DF Shares, except for the right of investors to acquire DF Shares at net asset value in the ordinary course of its business as an open-end diversified management investment company operating under the Investment Company Act.

     (d) From the date it commenced operations and ending on the Closing Date, Dollar Fund will have conducted its historic business within the meaning of
Section 1.368-1(d) of the Income Tax Regulations under the Code in a substantially unchanged manner. In anticipation of the Reorganization, Dollar Fund will not dispose of assets that, in the aggregate, will result in less than fifty percent (50%) of its historic business assets being transferred to the Money Market Portfolio.

     (e) AIP does not have, and has not had during the six (6) months prior to the date of this Agreement, any employees, and shall not hire any employees from and after the date of this Agreement through the Closing Date.

     SECTION 3.6 Accountants. Price Waterhouse Coopers, LLP, which has reported upon DF Financial Statements for the period ended December 31, 1997, are independent public accountants as required by the Securities Act and the Exchange Act.

     SECTION 3.7 Binding Obligation. This Agreement has been duly authorized, executed and delivered by AIP on behalf of Dollar Fund and, assuming this Agreement has been duly executed and delivered by AFG and approved by the DF Shareholders, constitutes the legal, valid and binding obligation of AIP, enforceable against AIP in accordance with its terms from and with respect to the revenues and assets of Dollar Fund, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors' rights generally, or by general equity principles (whether applied in a court of law or a court of equity and including limitations on the availability of specific performance or other equitable remedies).

     SECTION 3.8 No Breaches or Defaults. The execution and delivery of this Agreement by AIP on behalf of Dollar Fund and performance by AIP of its obligations hereunder has been duly authorized by all necessary trust action on the part of AIP, other than DF Shareholder approval, and (i) do not, and on the Closing Date will not, result in any violation of the Agreement and Declaration of Trust or by-laws of AIP and (ii) do not, and on the Closing Date will not, result in a breach of any of the terms or provisions of, or constitute (with or without the giving of notice or the lapse of time or both) a default under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation or imposition of any Lien upon any property or assets of Dollar Fund (except for such breaches or defaults or Liens that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect) under (A) any indenture, mortgage or loan agreement or any other material agreement or instrument to which AIP is a party or by which it may be bound and which relates to the assets of Dollar Fund or to which any of Dollar Fund's properties may be subject; (B) any Permit (as defined below); or (C) any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Authority having jurisdiction over AIP or any of Dollar Fund's properties. AIP is not under the jurisdiction of a court in a Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     SECTION 3.9 Authorizations or Consents. Other than those which shall have been obtained or made on or prior to the Closing Date and those that must be made after the Closing Date to comply with Section 2.5 of this Agreement, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority will be required to be obtained or made by AIP in connection with the due execution and delivery by AIP of this Agreement and the consummation by AIP of the transactions contemplated hereby.

     SECTION 3.10 Permits. AIP has in full force and effect all Federal, state, local and foreign governmental approvals, consents, authorizations, certificates, filings, franchises, licenses, notices, permits and rights (collectively, "Permits") necessary for it to conduct its business as presently conducted as it relates to Dollar Fund, and there has occurred no default under any Permit, except for the absence of Permits and for defaults under Permits the absence or default of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the knowledge of AIP there are no proceedings relating to the suspension, revocation or modification of any Permit, except for such that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

     SECTION 3.11 No Actions, Suits or Proceedings.

     (a) There is no pending action, litigation or proceeding, nor, to the knowledge of AIP, has any litigation been overtly threatened in writing or, if probable of assertion, orally, against AIP before any Governmental Authority which questions the validity or legality of this Agreement or of the actions contemplated hereby or which seeks to prevent the consummation of the transactions contemplated hereby, including the Reorganization.

     (b) There are no judicial, administrative or arbitration actions, suits, or proceedings instituted or pending or, to the knowledge of AIP, threatened in writing or, if probable of assertion, orally against AIP affecting any property, asset, interest, or right of Dollar Fund, that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect with respect to Dollar Fund. There are not in existence on the date hereof any plea agreements, judgments, injunctions, consents, decrees, exceptions or orders that were entered by, filed with or issued by Governmental Authority relating to AIP's conduct of the business of Dollar Fund affecting in any significant respect the conduct of such business. AIP is not, and has not been, to the knowledge of AIP, the target of any investigation by the SEC or any state securities administrator with respect to its conduct of the business of Dollar Fund.

     SECTION 3.12 Contracts. AIP is not in default under any contract, agreement, commitment, arrangement, lease, insurance policy or other instrument to which it is a party and which involves or affects the assets of Dollar Fund, by which the assets, business, or operations of Dollar Fund may be bound or affected, or under which it or the assets, business or operations of Dollar Fund receives benefits, and which default could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, and, to the knowledge of AIP, there has not occurred any event that, with the lapse of time or the giving of notice or both, would constitute such a default.

     SECTION 3.13 Properties and Assets. Dollar Fund has good and marketable title to all properties and assets reflected in the DF Financial Statements as owned by it, free and clear of all Liens, except as described in the DF Financial Statements.

     SECTION 3.14 Taxes.

     (a) Dollar Fund has elected to be treated as a regulated investment company under Subchapter M of the Code. Dollar Fund has qualified as such for each taxable year since inception and that has ended prior to the Closing Date and will have satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date. Dollar Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it. In order to (i) insure continued qualification of Dollar Fund as a "regulated investment company" for tax purposes and (ii) eliminate any tax liability of Dollar Fund arising by reason of undistributed investment company taxable income or net capital gain, AIP will declare to the DF Shareholders of record on or prior to the Valuation Date, a dividend or dividends that, together with all previous such dividends shall have the effect of distributing (A) all of Dollar Fund's investment company taxable income (determined without regard to any deductions for dividends paid) for the taxable year ended December 31, 1997 and for the short taxable year beginning on January 1, 1998 and ending on the Closing Date and (B) all of Dollar Fund's net capital gains realized in its taxable year ended December 31, 1997 and in such short taxable year (after reduction for any capital loss carryover).

     (b) Dollar Fund has timely filed all Returns required to be filed by it and all Taxes with respect thereto have been paid, except where the failure so to file or so to pay, would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Adequate provision has been made in the financial statements of Dollar Fund for all Taxes in respect of all periods ending on or before the date of such financial statements, except where the failure to make such provisions would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No deficiencies for any Taxes have been proposed, assessed or asserted in writing by any taxing authority against Dollar Fund, and no deficiency has been proposed, assessed or asserted, in writing, where such deficiency would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending and no Return of Dollar Fund is currently being or has been audited with respect to income taxes or other Taxes by any Federal, state, local, or foreign Tax authority.

     (c) To the best of our knowledge, Dollar Fund's fiscal year has not been changed for tax purposes since the date on which it commenced operations.

     SECTION 3.15 Benefit and Employment Obligations. On or prior to the Closing Date, Dollar Fund has no obligation to provide any post-retirement or post-employment benefit to any Person, including but not limited to under any Benefit Plan, and has no obligation to provide unfunded deferred compensation or other unfunded or self-funded benefits to any Person.

     SECTION 3.16 Brokers. No broker, finder or similar intermediary has acted for or on behalf of AIP or Dollar Fund in connection with this Agreement or the transactions contemplated hereby, and no broker, finder, agent or similar intermediary is entitled to any broker's, finder's or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with AIP or any action taken by it.

     SECTION 3.17 Voting Requirements. The vote of a majority of the holders of the DF Shares cast at a meeting at which a quorum is present (the "Required DF Shareholder Vote") are the only votes of the holders of any class or series of shares of beneficial interest of Dollar Fund necessary to approve this Agreement and the transactions contemplated by this Agreement.

     SECTION 3.18 State Takeover Statutes. No state takeover statute or similar statute or regulation applies or purports to apply to the Reorganization, this Agreement or any of the transactions contemplated by this Agreement.

     SECTION 3.19 Books and Records. The books and records of AIP relating to Dollar Fund, reflecting, among other things, the purchase and sale of DF Shares by DF Shareholders, the number of issued and outstanding shares owned by each DF Shareholder and the state or other jurisdiction in which such shares were offered and sold, are complete and accurate in all material respects.

     SECTION 3.20 Prospectus and Statement of Additional Information. The current prospectus and statement of additional information for Dollar Fund as of the date on which they were issued did not contain, and as supplemented by any supplement thereto dated prior to or on the Closing Date, do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     Section 3.21 No Distribution. The Money Market Portfolio Cash Reserve Shares and the Money Market Portfolio Class B Shares are not being acquired for the purpose of any distribution thereof, other than in accordance with the terms of this Agreement.

     SECTION 3.22 Liabilities of Dollar Fund. The liabilities of Dollar Fund that are to be assumed by the Money Market Portfolio in connection with the Reorganization, or which the assets of Dollar Fund to be transferred in the Reorganization are subject, were incurred by Dollar Fund in the ordinary course of its business. The fair market value of the assets of Dollar Fund to be transferred to the Money Market Portfolio in the Reorganization will equal or exceed the sum of the liabilities to be assumed by the Money Market Portfolio plus the amount of liabilities, if any, to which such transferred assets will be subject.

     SECTION 3.23 Value of Shares. The fair market value of the Money Market Portfolio Cash Reserve Shares received by the DF Shareholders will be approximately equal to the fair market value of the Dollar Fund Class A shares and Advisor Class shares constructively surrendered in exchange therefor, and the fair market value of the Money Market Portfolio Class B Shares received by the DF Shareholders will be approximately equal to the fair market value of the Dollar Fund Class B shares constructively surrendered therefor.

     SECTION 3.24 Shareholder Expenses. The DF Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization.

     SECTION 3.25 Intercompany Indebtedness. There is no intercompany indebtedness between AIP and AFG that was issued, acquired, or will be settled, at a discount.

                                   ARTICLE 4

                     REPRESENTATIONS AND WARRANTIES OF AFG

     AFG, on behalf of the Money Market Portfolio, represents and warrants to AIP as follows:

     SECTION 4.1 Organization; Authority. AFG is duly organized, validly existing and in good standing under the Delaware Business Trust Act, with all requisite trust power and authority to enter into this Agreement and perform its obligations hereunder.

     SECTION 4.2 Registration and Regulation of AFG. AFG is registered with the SEC under the Investment Company Act as an open-end, management, series, investment company. The Money Market Portfolio is in compliance in all material respects with all applicable laws, rules and regulations, including without limitation the Investment Company Act, the Securities Act, the Exchange Act and all applicable state securities laws. The Money Market Portfolio is in compliance in all material respects with the applicable investment policies and restrictions set forth in the AFG Registration Statement currently in effect. The value of the net assets of the Money Market Portfolio is determined using portfolio valuation methods that comply in all material respects with the requirements of the Investment Company Act.

     SECTION 4.3 Financial Statements. The books of account and related records of the Money Market Portfolio fairly reflect in reasonable detail its assets, liabilities and transactions in accordance with generally accepted accounting principles applied on a consistent basis. The audited financial statements dated December 31, 1997, and the unaudited financial statements dated June 30, 1998, of the Money Market

Portfolio previously delivered to AIP (the "Money Market Portfolio Financial Statements") present fairly in all material respects the financial position of the Money Market Portfolio as at the dates indicated and the results of operations and changes in net assets for the periods then ended in accordance with generally accepted accounting principles applied on a consistent basis for the periods then ended.

     SECTION 4.4 No Material Adverse Changes; Contingent Liabilities. Since June 30, 1998, no material adverse change has occurred in the financial condition, results of operations, business, assets or liabilities of the Money Market Portfolio or the status of the Money Market Portfolio as a regulated investment company under the Code, other than changes resulting from any change in general conditions in the financial or securities markets or the performance of any investments made by the Money Market Portfolio or occurring in the ordinary course of business of the Money Market Portfolio or AFG. There are no contingent liabilities of the Money Market Portfolio not disclosed in the Money Market Portfolio Financial Statements which are required to be disclosed in accordance with generally accepted accounting principles.

     SECTION 4.5 Registration of Money Market Portfolio Cash Reserve Shares and Money Market Portfolio Class B Shares.

     (a) The shares of beneficial interest of AFG are divided into nine portfolios, including the Money Market Portfolio. The Money Market Portfolio currently has four classes of shares, Class A shares, Class B shares, Class C shares and Cash Reserve shares. Under a Plan of Reclassification adopted by the board of trustees of AFG on September 25, 1998, the Money Market Portfolio Class A shares will be reclassified as the Money Market Portfolio Cash Reserve Shares. Under the Delaware Business Trust Act and its Agreement and Declaration of Trust, as amended, AFG is authorized to issue an unlimited number of shares of any class representing an investment in each of its portfolios, including the Money Market Portfolio.

     (b) The Money Market Portfolio Cash Reserve Shares and the Money Market Portfolio Class B Shares of AFG to be issued pursuant to Section 2.6 shall on the Closing Date be duly registered under the Securities Act by a Registration Statement on Form N-14 of AFG then in effect.

     (c) The Money Market Portfolio Cash Reserve Shares and the Money Market Portfolio Class B Shares to be issued pursuant to Section 2.6 are duly authorized and on the Closing Date will be validly issued and fully paid and non-assessable and will conform to the description thereof contained in the Registration Statement on Form N-14 then in effect. At the time of the Reorganization, the Money Market Portfolio shall not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any Person could acquire Money Market Portfolio Cash Reserve or Class B shares, except for the right of investors to acquire Money Market Portfolio Cash Reserve Shares or Money Market Portfolio Class B Shares at net asset value in the normal course of its business as an open-ended diversified management investment company operating under the Investment Company Act.

     (d) The combined proxy statement/prospectus (the "Combined Proxy Statement/Prospectus") which forms a part of AFG's Registration Statement on Form N-14 shall be furnished to AIP and DF Shareholders entitled to vote at the DF Shareholders Meeting. The Combined Proxy Statement/Prospectus and related Statement of Additional Information of the Money Market Portfolio, when they become effective, shall conform to the applicable requirements of the Securities Act and the Investment Company Act and shall not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading, provided, however, that no representation or warranty is made with respect to written information provided by AIP for inclusion in the Combined/Proxy Statement/Prospectus.

     (e) The shares of the Money Market Portfolio which have been or are being offered for sale (other than Money Market Portfolio Cash Reserve Shares and Money Market Portfolio Class B Shares to be issued in connection with the Reorganization) have been duly registered under the Securities Act by the AFG Registration Statement then in effect and have been duly registered, qualified or are exempt from registration or qualification under the securities laws of each state or other jurisdiction in which such shares have been or are being offered for sale, and no action has been taken by AFG to revoke or rescind any such registration or qualification.

     SECTION 4.6 Accountants. KPMG Peat Marwick LLP, which has reported upon the Money Market Portfolio Financial Statements for the period ended December 31, 1997, are independent public accountants as required by the Securities Act and the Exchange Act.

     SECTION 4.7 Binding Obligation. This Agreement has been duly authorized, executed and delivered by AFG on behalf of the Money Market Portfolio and, assuming this Agreement has been duly executed and delivered by AIP, constitutes the legal, valid and binding obligation of AFG, enforceable against AFG in accordance with its terms from and with respect to the revenues and assets of the Money Market Portfolio, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors' rights generally, or by general equity principles (whether applied in a court or law or a court of equity and including limitations on the availability of specific performance or other equitable remedies).

     SECTION 4.8 No Breaches or Defaults. The execution and delivery of this Agreement by AFG on behalf of the Money Market Portfolio and performance by AFG of its obligations hereunder have been duly authorized by all necessary trust action on the part of AFG and (i) do not, and on the Closing Date will not, result in any violation of the Agreement and Declaration of Trust, as amended, or by-laws, as amended, of AFG and (ii) do not, and on the Closing Date will not, result in a breach of any of the terms or provisions of, or constitute (with or without the giving of notice or the lapse of time or both) a default under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation or imposition of any Lien upon any property or assets of the assets of Money Market Portfolio (except for such breaches or defaults or Liens that would not reasonably be expected, individually or in the aggregate, to adversely affect the consummation of the Reorganization) under (A) any indenture, mortgage or loan or any other material agreement or instrument to which AFG is a party or by which it may be bound which relates to the assets of Money Market Portfolio or to which any properties of the Money Market Portfolio may be subject; (B) any Permit; or (C) any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Authority having jurisdiction over AFG or any of the Money Market Portfolio's properties.

     SECTION 4.9 Authorizations or Consents. Other than those which shall have been obtained or made on or prior to the Closing Date, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority will be required to be obtained or made by AFG in connection with the due execution and delivery by AFG of this Agreement and the consummation by AFG of the transactions contemplated hereby.

     SECTION 4.10 Permits. AFG has in full force and effect all Permits necessary for it to conduct its business as presently conducted as it relates to the Money Market Portfolio, and there has occurred no default under any Permit, except for the absence of Permits and for defaults under Permits the absence or default of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the knowledge of AFG there are no proceedings relating to the suspension, revocation or modification of any Permit, except for such that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

     SECTION 4.11  No Actions, Suits or Proceedings.

     (a) There is no pending action, suit or proceeding, nor, to the knowledge of AFG, has any litigation been overtly threatened in writing or, if probable of assertion, orally, against AFG before any Governmental Authority which questions the validity or legality of this Agreement or of the transactions contemplated hereby, or which seeks to prevent the consummation of the transactions contemplated hereby, including the Reorganization.

     (b) There are no judicial, administrative or arbitration actions, suits, or proceedings instituted or pending or, to the knowledge of AFG, threatened in writing or, if probable of assertion, orally against AFG affecting any property, asset, interest, or right of the Money Market Portfolio, that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect with respect to the Money Market Portfolio. There are not in existence on the date hereof any plea agreements, judgments, injunctions, consents, decrees, exceptions or orders that were entered by, filed with or issued by Governmental Authority relating to AFG's conduct of the business of the Money Market Portfolio affecting in any significant respect the conduct of such business. AFG is not, and has not been, to the knowledge of AFG, the target of any investigation by the SEC or any state securities administrator with respect to its conduct of the business of the Money Market Portfolio.

     SECTION 4.12  Taxes.

     (a) The Money Market Portfolio has elected to be treated as a regulated investment company under Subchapter M of the Code. The Money Market Portfolio has qualified as such for each taxable year since inception that has ended prior to the Closing Date and will satisfy the requirements of Part I of Subchapter M of the Code to maintain such qualification for its current taxable year.

     (b) The Money Market Portfolio has timely filed all Returns required to be filed by it and all Taxes with respect thereto have been paid, except where the failure so to file or so to pay, would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Adequate provision has been made in the financial statements of the Money Market Portfolio for all Taxes in respect of all periods ending on or before the date of such financial statements, except where the failure to make such provisions would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No deficiencies for any Taxes have been proposed, assessed or asserted in writing by any taxing authority against the Money Market Portfolio, and no deficiency has been proposed, assessed or asserted, in writing, where such deficiency would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending and no Return of the Money Market Portfolio is currently being or has been audited with respect to income taxes or other Taxes by any Federal, state, local, or foreign Tax authority.

     (c) The Money Market Portfolio's fiscal year has not been changed for tax purposes since the date on which it commenced operations.

     SECTION 4.13 Brokers. No broker, finder or similar intermediary has acted for or on behalf of AFG or the Money Market Portfolio in connection with this Agreement or the transactions contemplated hereby, and no broker, finder, agent or similar intermediary is entitled to any broker's, finder's or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with AFG or any action taken by it.

     SECTION 4.14 Representations Concerning the Reorganization.

     (a) The Money Market Portfolio does not own directly or indirectly, nor will it have owned at any time during the five-year period ending on the Closing Date, any shares of Dollar Fund.

     (b) AFG has no plan or intention to reacquire any of the Money Market Portfolio Cash Reserve Shares or the Money Market Portfolio Class B Shares issued in the Reorganization, except to the extent that the Money Market Portfolio is required by the Investment Company Act to redeem any of its shares presented for redemption at net asset value in the ordinary course of its business as an open-end, management investment company.

     (c) The Money Market Portfolio has no plan or intention to sell or otherwise dispose of any of the assets of Dollar Fund acquired in the Reorganization, other than in the ordinary course of its business and to the extent necessary to maintain its status as a "regulated investment company" under the Code.

     (d) Following the Reorganization, the Money Market Portfolio will continue the "historic business" of Dollar Fund (within the meaning of Section 1.368-1(d) of the Income Tax Regulations under the Code) or use a significant portion of Dollar Fund's historic business assets in a business.

     SECTION 4.15 Prospectus and Statement of Additional Information. The current prospectus and statement of additional information for the Money Market Portfolio as of the date on which they were issued did not contain, and as supplemented by any supplement thereto dated prior to or on the Closing Date do not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     SECTION 4.16 Value of Shares. The fair market value of the Money Market Fund Cash Reserve Shares received by the DF Shareholders will be approximately equal to the fair market value of the Dollar Fund Class A shares and Advisor Class shares constructively surrendered in exchange therefor, and the fair market value of the Money Market Portfolio Class B Shares received by the DF Shareholders will be approximately equal to the fair market value of the Dollar Fund Class B shares constructively surrendered therefor.

     SECTION 4.17 Intercompany Indebtedness; Consideration. There is no intercompany indebtedness between AIP and AFG that was issued or acquired, or will be settled, at a discount. No consideration other than the Money Market Portfolio Cash Reserve Shares and Money Market Portfolio Class B Shares (and the Money Market Portfolio's assumption of Dollar Fund's liabilities, including for this purpose all liabilities to which the assets of Dollar Fund are subject) will be issued in exchange for the assets of Dollar Fund acquired by the Money Market Portfolio in connection with the Reorganization. The fair market value of the assets of the Dollar Fund transferred to the Money Market Portfolio in the Reorganization will equal or exceed the sum of the liabilities assumed by the Money Market Portfolio, plus the amount of liabilities, if any, to which such transferred assets are subject.

                                   ARTICLE 5

                                   COVENANTS

     SECTION 5.1 Conduct of Business.

     (a) From the date of this Agreement up to and including the Closing Date (or, if earlier, the date upon which this Agreement is terminated pursuant to Article 7), AIP shall conduct the business of Dollar Fund only in the ordinary course and substantially in accordance with past practices, and shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business of Dollar Fund in the ordinary course in all material respects. Without limiting the generality of the foregoing, AIP shall not do any of the following with respect to Dollar Fund without the prior written consent of AFG, which consent shall not be unreasonably withheld:

          (i) split, combine or reclassify any of its shares of beneficial interest or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for its shares of beneficial interest;

          (ii) amend its Agreement and Declaration of Trust or by-laws;

          (iii) acquire or agree to acquire by merging or consolidating with, or by purchasing a substantial portion of the assets of, or by any other manner, any business or any corporation, partnership, joint venture, association or other business organization or division thereof or any assets that are material, individually or in the aggregate, to Dollar Fund taken as a whole, except purchases of assets in the ordinary course of business consistent with past practice;

          (iv) sell, lease or otherwise dispose of any of its material properties or assets, or mortgage or otherwise encumber or subject to any Lien any of its material properties or assets, other than in the ordinary course of business;

          (v) incur any indebtedness for borrowed money or guarantee any indebtedness of another Person, issue or sell any debt securities or warrants or other rights to acquire any debt securities of Dollar Fund, guarantee any debt securities of another Person, enter into any "keep well" or other agreement to maintain any financial statement condition of another Person, or enter into any arrangement having the economic effect of any of the foregoing;

          (vi) settle or compromise any material income tax liability or make any material tax election;

          (vii) pay, discharge or satisfy any material claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), other than in the ordinary course of business;

          (viii) change its methods of accounting, except as required by changes in generally accepted accounting principles as concurred in by its independent auditors, or change its fiscal year;

          (ix) make or agree to make any material severance, termination, indemnification or similar payments except pursuant to existing agreements; or

          (x) adopt any Benefit Plan.

     (b) From the date of this Agreement up to and including the Closing Date (or, if earlier, the date upon which this Agreement is terminated pursuant to Article 7), AFG shall conduct the business of the Money Market Portfolio only in the ordinary course and substantially in accordance with past practices, and shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business relations necessary to conduct the business operations of the Money Market Portfolio in the ordinary course in all material respects.

     SECTION 5.2 Announcements. AIP and AFG shall consult with each other before issuing any press release or otherwise making any public statements with respect to this Agreement and the transactions contemplated by this Agreement, and neither AIP nor AFG shall issue any such press release or make any public statement without the prior written approval of the other party to this Agreement, such approval not to be unreasonably withheld, except as may be required by law.

     SECTION 5.3 Expenses. Dollar Fund and the Money Market Portfolio shall each bear the expenses it incurs in connection with this Agreement and the Reorganization and other transactions contemplated hereby. AIM Advisors shall reimburse Dollar Fund for all of the costs and expenses it incurs in connection with the Reorganization, including the costs of printing and mailing the Combined Proxy Statement/Prospectus and of shareholder solicitation.

     SECTION 5.4 Further Assurances. Each of the parties hereto shall execute such documents and other papers and perform such further acts as may be reasonably required to carry out the provisions hereof and the transactions contemplated hereby. Each such party shall, on or prior to the Closing Date, use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to the consummation of the Reorganization, including the execution and delivery of any documents, certificates, instruments or other papers that are reasonably required for the consummation of the Reorganization.

     SECTION 5.5 Notice of Events. AFG shall give prompt notice to AIP, and AIP shall give prompt notice to AFG, of (a) the occurrence or nonoccurrence of any event which to the knowledge of AFG or to the knowledge of AIP, the occurrence or non-occurrence of which would be likely to result in any of the conditions specified in (i) in the case of AFG, Sections 6.1 and 6.2 or (ii) in the case of AIP, Sections 6.2 and 6.3, not being satisfied so as to permit the consummation of the Reorganization and (b) any material failure on its part, or on the part of the other party hereto of which it has knowledge, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this
Section 5.5 shall not limit or otherwise affect the remedies available hereunder to any party.

     SECTION 5.6 Access to Information.

     (a) AIP will, during regular business hours and on reasonable prior notice, allow AFG and its authorized representatives reasonable access to the books and records of AIP pertaining to the assets of Dollar Fund and to officers of AIP knowledgeable thereof; provided, however, that any such access shall not significantly interfere with the business or operations of AIP.

     (b) AFG will, during regular business hours and on reasonable prior notice, allow AIP and its authorized representatives reasonable access to the books and records of AFG pertaining to the assets of the Money Market Portfolio and to officers of AFG knowledgeable thereof; provided, however, that any such access shall not significantly interfere with the business or operations of AFG.

     SECTION 5.7 Consents, Approvals and Filings. Each of AIP and AFG shall make all necessary filings, as soon as reasonably practicable, including, without limitation, those required under the Securities Act, the

Exchange Act, the Investment Company Act and the Advisers Act, in order to facilitate prompt consummation of the Reorganization and the other transactions contemplated by this Agreement. In addition, each of AIP and AFG shall use its reasonable best efforts, and shall cooperate fully with each other (i) to comply as promptly as reasonably practicable with all requirements of Governmental Authorities applicable to the Reorganization and the other transactions contemplated herein and (ii) to obtain as promptly as reasonably practicable all necessary permits, orders or other consents of Governmental Authorities and consents of all third parties necessary for the consummation of the Reorganization and the other transactions contemplated herein. Each of AIP and AFG shall use reasonable efforts to provide such information and communications to Governmental Authorities as such Governmental Authorities may request.

     SECTION 5.8 Submission of Agreement to Shareholders. AIP shall take all action necessary in accordance with applicable law and its Agreement and Declaration of Trust and by-laws to convene the DF Shareholders Meeting. AIP shall, through its Board of Trustees, recommend to the DF Shareholders approval of this Agreement and the transactions contemplated by this Agreement. AIP shall use its reasonable best efforts to hold the DF Shareholders Meeting as soon as practicable after the date hereof.

                                   ARTICLE 6

                   CONDITIONS PRECEDENT TO THE REORGANIZATION

     SECTION 6.1 Conditions Precedent of AFG. The obligation of AFG to consummate the Reorganization is subject to the satisfaction, at or prior to the Closing Date, of all of the following conditions, any one or more of which may be waived in writing by AFG.

     (a) The representations and warranties of AIP on behalf of Dollar Fund set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date with the same effect as though all such representations and warranties had been made as of the Closing Date.

     (b) AIP shall have complied with and satisfied in all material respects all agreements and conditions set forth herein on its part to be performed or satisfied at or prior to the Closing Date.

     (c) AFG shall have received at the Closing Date (i) a certificate, dated as of the Closing Date, from an officer of AIP on behalf of AIP, in such individual's capacity as an officer of AIP and not as an individual, to the effect that the conditions specified in Section 6.1(a) and (b) have been satisfied and (ii) a certificate, dated as of the Closing Date, from the Secretary or Assistant Secretary of AIP certifying as to the accuracy and completeness of the attached Agreement and Declaration of Trust and by-laws of AIP, and resolutions, consents and authorizations of or regarding AIP with respect to the execution and delivery of this Agreement and the transactions contemplated hereby.

     (d) AFG shall have received the signed opinion of Kirkpatrick & Lockhart LLP, counsel to AIP, or other counsel reasonably acceptable to AFG, in form and substance reasonably acceptable to counsel for AFG, as to the matters set forth in Schedule 6.1(d).

     SECTION 6.2 Mutual Conditions. The obligations of AIP and AFG to consummate the Reorganization are subject to the satisfaction, at or prior to the Closing Date, of all of the following further conditions, any one or more may be waived in writing by AIP and AFG, but only if and to the extent that such waiver is mutual.

     (a) All filings required to be made prior to the Closing Date with, and all consents, approvals, permits and authorizations required to be obtained on or prior to the Closing Date from Governmental Authorities, in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated herein by AIP and AFG shall have been made or obtained, as the case may be; provided, however, that such consents, approvals, permits and authorizations may be subject to conditions that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

     (b) This Agreement, the Reorganization and related corporate matters shall have been approved and adopted at the DF Shareholders Meeting by the shareholders of Dollar Fund on the record date by the Required DF Shareholder Vote.

     (c) The assets of Dollar Fund to be acquired by the Money Market Portfolio shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by Dollar Fund immediately prior to the Reorganization. For purposes of this Section 6.2(c), assets used by Dollar Fund to pay the expenses it incurs in connection with this Agreement and the Reorganization and to effect all shareholder redemptions and distributions (other than regular, normal dividends and regular, normal redemptions pursuant to the Investment Company Act, and not in excess of the requirements of Section 852 of the Code, occurring in the ordinary course of Dollar Fund's business as an open-end diversified management investment company) after the date of this Agreement shall be included as assets of Dollar Fund held immediately prior to the Reorganization.

     (d) No temporary restraining order, preliminary or permanent injunction or other order issued by any Governmental Authority preventing the consummation of the Reorganization on the Closing Date shall be in effect; provided, however, that the party or parties invoking this condition shall use reasonable efforts to have any such order or injunction vacated.

     (e) The Registration Statement on Form N-14 filed by AFG with respect to the Money Market Portfolio Cash Reserve Shares and the Money Market Portfolio Class B Shares to be issued to DF Shareholders in connection with the Reorganization shall have become effective under the Securities Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act.

     (f) AIP and AFG shall have received on or before the Closing Date an opinion of Ballard Spahr Andrews & Ingersoll, LLP in form, scope and substance satisfactory to AIP and AFG, set forth on Schedule 6.2(f).

     (g) The dividend or dividends described in the last sentence of Section 3.14(a) shall have been declared.

     SECTION 6.3 Conditions Precedent of AIP. The obligation of AIP to consummate the Reorganization is subject to the satisfaction, at or prior to the Closing Date, of all of the following conditions, any one or more of which may be waived in writing by AIP.

     (a) The representations and warranties of AFG on behalf of the Money Market Portfolio set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date with the same effect as though all such representations and warranties had been made as of the Closing Date.

     (b) AFG shall have complied with and satisfied in all material respects all agreements and conditions set forth herein on its part to be performed or satisfied at or prior to the Closing Date.

     (c) AIP shall have received on the Closing Date (i) a certificate, dated as of the Closing Date, from an officer of AFG on behalf of AFG, in such individual's capacity as an officer of AFG and not as an individual, to the effect that the conditions specified in Section 6.3(a) and (b) have been satisfied and (ii) a certificate, dated as of the Closing Date, from the Secretary or Assistant Secretary of AFG certifying as to the accuracy and completeness of the attached Agreement and Declaration of Trust, as amended, and by-laws, as amended, of AFG and resolutions, consents and authorizations of or regarding AFG with respect to the execution and delivery of this Agreement and the transactions contemplated hereby.

     (d) AIP shall have received the signed opinion of Ballard Spahr Andrews & Ingersoll, LLP, counsel to AFG, or other counsel reasonably acceptable to AIP, in form and substance reasonably acceptable to counsel for AIP, as to the matters set forth on Schedule 6.3(d).

                                   ARTICLE 7

                            TERMINATION OF AGREEMENT

     SECTION 7.1 Termination.

     (a) This Agreement may be terminated on or prior to the Closing Date as follows:

          (i) by mutual written consent of AIP and AFG; or

          (ii) at the election of AIP or AFG:

             (A) if the Closing Date shall not be on or before February 28, 1999, or such later date as the parties hereto may agree upon, unless the failure to consummate the Reorganization is the result of a willful and material breach of this Agreement by the party seeking to terminate this Agreement;

             (B) if, upon a vote at DF Shareholders Meeting or any adjournment thereof, the Required DF Shareholder Vote shall not have been obtained as contemplated by Section 5.8; or

             (C) if any Governmental Authority shall have issued an order, decree or ruling or taken any other action permanently enjoining, restraining or otherwise prohibiting the Reorganization and such order, decree, ruling or other action shall have become final and nonappealable.

     (b) The termination of this Agreement shall be effectuated by the delivery by the terminating party to the other party of a written notice of such termination.

     SECTION 7.2 Survival After Termination. If this Agreement is terminated in accordance with Section 7.1 hereof and the transactions contemplated hereby are not consummated, this Agreement shall become void and of no further force and effect, except for the provisions of Section 5.3.

                                   ARTICLE 8

                                 MISCELLANEOUS

     SECTION 8.1 Survival of Representations and Warranties. The representations, warranties and covenants in this Agreement or in any certificate or instrument delivered pursuant to this Agreement shall survive the consummation of the transactions contemplated hereunder for a period of three
(3) years following the Closing Date.

     SECTION 8.2 Law Governing. This Agreement shall be construed and interpreted according to the laws of the State of Delaware applicable to contracts made and to be performed wholly within such state.

     SECTION 8.3 Binding Effect, Persons Benefitting, No Assignment. This Agreement shall inure to the benefit of and be binding upon the parties hereto and the respective successors and assigns of the parties and such Persons. Nothing in this Agreement is intended or shall be construed to confer upon any entity or Person other than the parties hereto and their respective successors and permitted assigns any right, remedy or claim under or by reason of this Agreement or any part hereof. Without the prior written consent of the parties hereto, this Agreement may not be assigned by any of the parties hereto.

     SECTION 8.4 Obligations of AFG and AIP.

     (a) AIP and AFG hereby acknowledge and agree that the Money Market Portfolio is a separate investment portfolio of AFG, that AFG is executing this Agreement on behalf of the Money Market Portfolio, and that any amounts payable by AFG under or in connection with this Agreement shall be payable solely from the revenues and assets of the Money Market Portfolio. AIP further acknowledges and agrees that this Agreement has been executed by a duly authorized officer of AFG in his or her capacity as an officer of AFG intending to bind AFG as provided herein, and that no officer, trustee or shareholder of AFG shall be personally liable for the liabilities or obligations of AFG incurred hereunder.

     (b) AIP and AFG hereby acknowledge and agree that Dollar Fund is a separate investment portfolio of AIP, that AIP is executing this Agreement on behalf of Dollar Fund and that any amounts payable by AIP under or in connection with this Agreement shall be payable solely from the revenues and assets of Dollar Fund. AFG further acknowledges and agrees that this Agreement has been executed by a duly authorized officer of AIP in his or her capacity as an officer of AIP intending to bind AIP as provided herein, and that no officer, trustee or shareholder of AIP shall be personally liable for the liabilities of AIP incurred hereunder.

     SECTION 8.5 Amendments. This Agreement may not be amended, altered or modified except by a written instrument executed by AIP and AFG.

     SECTION 8.6 Enforcement. The parties agree irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States or any state having jurisdiction, in addition to any other remedy to which they are entitled at law or in equity.

     SECTION 8.7 Interpretation. When a reference is made in this Agreement to a Section or Schedule, such reference shall be to a Section of, or a Schedule to, this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation". Each representation and warranty contained in Article 3 or 4 that relates to a general category of a subject matter shall be deemed superseded by a specific representation and warranty relating to a subcategory thereof to the extent of such specific representation or warranty.

     SECTION 8.8 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original and each of which shall constitute one and the same instrument.

     SECTION 8.9 Entire Agreement; Schedules. This Agreement, including the Schedules, certificates and lists referred to herein, and any documents executed by the parties simultaneously herewith or pursuant thereto, constitute the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, written or oral, between the parties with respect to such subject matter.

     SECTION 8.10 Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand or by overnight courier, two days after being sent by registered mail, return receipt requested, or when sent by telecopier (with receipt confirmed), provided, in the case of a telecopied notice, a copy is also sent by registered mail, return receipt requested, or by courier, addressed as follows (or to such other address as a party may designate by notice to the other):

     (a) If to AFG:

       AIM Funds Group
       11 Greenway Plaza, Suite 100
       Houston, Texas 77046-1173
       Attn: Carol F. Relihan, Esq.
       Fax: (713) 993-9185

       with a copy to:

       Ballard Spahr Andrews & Ingersoll, LLP
       1735 Market Street, 51st Floor
       Philadelphia, Pennsylvania 19103-7599
       Attn: William H. Rheiner, Esq.
       Fax: (215) 864-8999

     (b) If to AIP:

         AIM Investment Portfolios
        11 Greenway Plaza, Suite 100
        Houston, Texas 77046-1173
        Attn: Carol F. Relihan, Esq.
        Fax: (713) 993-9185

        with a copy to:

        Kirkpatrick & Lockhart LLP
        1800 Massachusetts Avenue, NW
        Washington, DC 20036-1800
        Attn: Arthur J. Brown, Esq.
        Fax: (202) 778-9100

     SECTION 8.11 Representation by AIM Advisors. In its capacity as investment adviser to AFG, AIM Advisors represents to AIP that to the best of its knowledge the representations and warranties of AFG and Money Market Portfolio contained in this Agreement are true and correct as of the date of this Agreement. In its capacity, as investment adviser to AIP, AIM Advisors represents to AFG that to the best of its knowledge the representations and warranties of AIP and Dollar Fund are true and correct as of the date of this Agreement. For purposes of this
Section 8.11, the best knowledge standard shall be deemed to mean that the officers of AIM Advisors who have substantive responsibility for the provision of investment advisory services to AFG and Money Market and to AIP and Dollar Fund do not have actual knowledge to the contrary.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                            AIM INVESTMENT PORTFOLIOS, acting
                                            on behalf of AIM Dollar Fund

                                            By:    /s/ ROBERT H. GRAHAM
                                              ----------------------------------

                                            AIM FUNDS GROUP, acting on behalf of
                                            AIM Money Market Fund

                                            By:    /s/ ROBERT H. GRAHAM
                                              ----------------------------------

                                            A I M Advisors, Inc.

                                            By:    /s/ ROBERT H. GRAHAM
                                              ----------------------------------

                                SCHEDULE 6.1(d)

                           OPINION OF COUNSEL TO AIP

     1. AIP is duly organized and validly existing as a business trust under the Delaware Business Trust Act.

     2. AIP is an open-end, management investment company registered under the Investment Company Act of 1940.

     3. The execution, delivery and performance of the Agreement by AIP have been duly authorized and approved by all requisite trust action on the part of AIP. The Agreement has been duly executed and delivered by AIP and constitutes the valid and binding obligation of Dollar Fund.

     4. The DF Shares outstanding on the date hereof have been duly authorized and validly issued, are fully paid and are non-assessable.

     5. AIP is not required to submit any notice, report or other filing with or obtain any authorization, consent or approval from any governmental authority or self regulatory organization prior to the consummation of the transactions contemplated by the Agreement.

     We confirm to you that to our knowledge after inquiry of each lawyer who is the current primary contact for AIP or who has devoted substantive attention on behalf of AIP during the preceding twelve months and who is still currently employed by or is currently a member of this firm, no litigation or governmental proceeding is pending or threatened in writing against Dollar Fund (i) with respect to the Agreement or (ii) which involves in excess of $500,000 in damages.

                                SCHEDULE 6.2(f)

                                  TAX OPINIONS

     (i) The transfer of the assets of Dollar Fund to the Money Market Portfolio in exchange for the Portfolio Shares distributed directly to the DF Shareholders, as provided in the Agreement, will constitute a "reorganization" within the meaning of Section 368(a) of the Code and that Dollar Fund and AFG will each be a "party to a reorganization" within the meaning of 368(b) of the Code.

     (ii) In accordance with Section 361(a) and Section 361(c)(1) of the Code, no gain or loss will be recognized by Dollar Fund on the transfer of its assets to the Money Market Portfolio solely in exchange for Money Market Portfolio Cash Reserve Shares and Money Market Portfolio Class B Shares or on the distribution of such Money Market Cash Reserve Shares and Money Market Class B Shares to the DF Shareholders.

     (iii) In accordance with Section 1032 of the Code, no gain or loss will be recognized by the Money Market Portfolio upon the receipt of assets of Dollar Fund in exchange for Money Market Portfolio Cash Reserve Shares and Money Market Class B Shares issued directly to the DF Shareholders.

     (iv) In accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by DF Shareholders on the receipt of Money Market Portfolio Cash Reserve Shares and Money Market Class B Shares in exchange for their DF Shares.

     (v) In accordance with Section 362(b) of the Code, the basis to the Money Market Portfolio of the assets of Dollar Fund transferred to it will be the same as the basis of such assets in the hands of Dollar Fund immediately prior to the Reorganization.

     (vi) In accordance with Section 358(a) of the Code, a DF Shareholder's basis for Money Market Portfolio Cash Reserve Shares and Money Market Class B Shares received by such DF Shareholder will be the same as his basis for DF Shares exchanged therefor.

     (vii) In accordance with Section 1223(1) of the Code, a DF Shareholder's holding period for Money Market Portfolio Cash Reserve Shares and Money Market Class B Shares will be determined by including said DF Shareholder's holding period for the DF Shares exchanged therefor, provided that DF Shareholder held such DF Shares as a capital asset.

     (viii) In accordance with Section 1223(2) of the Code, the holding period with respect to the assets of Dollar Fund transferred to the Money Market Portfolio in the Reorganization will include the holding period for such assets in the hands of Dollar Fund.

                                SCHEDULE 6.3(D)

                           OPINION OF COUNSEL TO AFG

     1. AFG is duly organized and validly existing as a business trust under the Delaware Business Trust Act.

     2. AFG is an open-end, management investment company registered under the Investment Company Act of 1940.

     3. The execution, delivery and performance of the Agreement by AFG have been duly authorized and approved by all requisite trust action on the part of AFG. The Agreement has been duly executed and delivered by AFG and constitutes the valid and binding obligation of the Money Market Portfolio.

     4. The Money Market Portfolio Cash Reserve Shares outstanding on the date hereof have been duly authorized and validly issued, are fully paid and are non-assessable.

     5. AFG is not required to submit any notice, report or other filing with or obtain any authorization, consent or approval from any governmental authority or self regulatory organization prior to the consummation of the transactions contemplated by the Agreement.

     We confirm to you that to our knowledge after inquiry of each lawyer who is the current primary contact for AFG or who has devoted substantive attention on behalf of AFG during the preceding twelve months and who is still currently employed by or is currently a member of this firm, no litigation or governmental proceeding is pending or threatened in writing against the Money Market Portfolio (i) with respect to the Agreement or (ii) which involves in excess of $500,000 in damages.

                                                                     APPENDIX II

            [AIM LOGO APPEARS HERE]       THE AIM FAMILY OF FUNDS(R)

AIM BALANCED FUND
AIM GLOBAL UTILITIES FUND
AIM HIGH YIELD FUND
AIM INCOME FUND
AIM INTERMEDIATE GOVERNMENT FUND
AIM MONEY MARKET FUND
AIM MUNICIPAL BOND FUND
AIM SELECT GROWTH FUND
AIM VALUE FUND
(SERIES PORTFOLIOS OF AIM FUNDS GROUP)
P
PROSPECTUS
MAY 1, 1998
AS REVISED OCTOBER 5, 1998
This Prospectus contains information about the nine mutual funds listed above (the "Funds") which are separate series portfolios of AIM Funds Group (the "Trust"), a Delaware business trust. The investment objectives of the Funds are listed on the inside cover page.

This Prospectus sets forth basic information about the Funds that prospective investors should know before investing. It should be read and retained for future reference. A Statement of Additional Information, dated May 1, 1998, has been filed with the United States Securities and Exchange Commission ("SEC") and is incorporated herein by reference. The Statement of Additional Information is available without charge upon written request to the Trust at P.O. Box 4739, Houston, Texas 77210-4739. The SEC maintains a Web site at http://www.sec.gov that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Trust. Additional information about the Funds may also be obtained on the Web at http://www.aimfunds.com.

On September 25, 1998 the Trust's Board of Trustees approved the reclassification of Class A shares of AIM Money Market Fund as AIM Cash Reserve Shares of that Fund. The reclassification, which is expected to occur in December 1998, is subject to a number of conditions, including the approval of holders of Class A shares of AIM Money Market Fund. If the reclassification is approved, holders of Class A shares will receive a number of AIM Cash Reserve Shares equal to the number of Class A shares they hold. Holders of Class A shares will not pay federal income taxes because of the reclassification.

AIM HIGH YIELD FUND MAY INVEST UP TO 100% OF ITS NET ASSETS IN NON-INVESTMENT GRADE DEBT SECURITIES, COMMONLY REFERRED TO AS "JUNK BONDS." JUNK BONDS ARE CONSIDERED TO BE SPECULATIVE, AND ENTAIL GREATER RISKS, INCLUDING DEFAULT RISKS, THAN THOSE FOUND IN HIGHER RATED SECURITIES. SEE "INVESTMENT PROGRAMS -- AIM HIGH YIELD FUND," "CERTAIN INVESTMENT STRATEGIES AND POLICIES -- RISK FACTORS REGARDING NON-INVESTMENT GRADE DEBT SECURITIES" AND "APPENDIX C -- DESCRIPTIONS OF RATING CATEGORIES."

THE FUNDS' SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE FUNDS' SHARES ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. SHARES OF THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THERE CAN BE NO ASSURANCE THAT AIM MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             INVESTMENT OBJECTIVES
--------------------------------------------------------------------------------

  The investment objectives of the Funds are as follows:

  AIM BALANCED FUND: To achieve as high a total return as possible, consistent with preservation of capital, by investing in a broadly diversified portfolio of high-yielding securities, including common stocks, preferred stocks, convertible securities and bonds.

  AIM GLOBAL UTILITIES FUND: To achieve a high level of current income, and as a secondary objective to achieve capital appreciation, by investing primarily in the common and preferred stocks of public utility companies.

  AIM HIGH YIELD FUND: To achieve a high level of current income by investing primarily in publicly traded debt securities of less than investment grade.

  AIM INCOME FUND: To achieve a high level of current income consistent with reasonable concern for safety of principal by investing primarily in fixed rate corporate debt and U.S. Government obligations.

  AIM INTERMEDIATE GOVERNMENT FUND: To achieve a high level of current income consistent with reasonable concern for safety of principal by investing in debt securities issued, guaranteed or otherwise backed by the United States Government.

  AIM MONEY MARKET FUND: To provide as high a level of current income as is consistent with the preservation of capital and liquidity.

  AIM MUNICIPAL BOND FUND: To achieve a high level of current income exempt from federal income taxes consistent with the preservation of principal by investing in a diversified portfolio of municipal bonds.

  AIM SELECT GROWTH FUND: To achieve long-term growth of capital by investing primarily in the common stocks of established medium-to-large size companies with prospects for above-average, long-term earnings growth.

  AIM VALUE FUND: To achieve long-term growth of capital by investing primarily in equity securities judged by the Fund's investment advisor to be undervalued relative to the investment advisor's appraisal of the current or projected earnings of the companies issuing the securities, or relative to current market values of assets owned by the companies issuing the securities or relative to the equity market generally. Income is a secondary objective.

                                    SUMMARY
--------------------------------------------------------------------------------

  THE FUNDS. AIM Funds Group (the "Trust") is a Delaware business trust organized as an open-end, series, management investment company. Currently the Trust offers nine separate series portfolios, each of which pursues unique investment objectives. This Prospectus relates to all of such portfolios (the "Funds"), which are listed on the cover.

  THE ADVISOR. A I M Advisors, Inc. ("AIM") serves as each Fund's investment advisor pursuant to a Master Investment Advisory Agreement (the "Advisory Agreement").

  AIM, together with its subsidiaries, manages or advises over 50 investment company portfolios encompassing a broad range of investment objectives. Under the terms of the Advisory Agreement, AIM supervises all aspects of each Fund's operations and provides investment advisory services to each Fund. As compensation for these services AIM receives a fee based on each Fund's average daily net assets. Under a Master Administrative Services Agreement, AIM may be reimbursed by each Fund for its costs of performing, or arranging for the performance of, certain accounting, shareholder servicing and other administrative services for the Funds.

  MULTIPLE DISTRIBUTION SYSTEM. Investors may select Class A, Class B or Class C shares of each Fund and, in the case of AIM MONEY MARKET FUND, AIM Cash Reserve Shares, all of which are offered by this Prospectus at an offering price that reflects differing sales charges and expense levels. See "Terms and Conditions of Purchase of the AIM Funds -- Sales Charges and Dealer Concessions."

          Class A Shares -- Shares are offered at net asset value plus any applicable initial sales charge.

          Class B Shares -- Shares are offered at net asset value, without an initial sales charge, and are subject to a maximum contingent deferred sales charge of 5% on certain redemptions made within six years from the date such shares were purchased. Class B shares automatically convert to Class A shares of the same Fund eight years following the end of the calendar month in which a purchase was made. Class B shares are subject to higher expenses than Class A shares.

          Class C Shares -- Shares are offered at net asset value, without an initial sales charge, and are subject to a contingent deferred sales charge of 1% on certain redemptions made within one year from the date such shares were purchased.

          AIM Cash Reserve Shares (AIM MONEY MARKET FUND only) -- Shares are offered at net asset value, without an initial sales charge and without contingent deferred sales charges.

  SUITABILITY FOR INVESTORS. The multiple class structure permits an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the shares are expected to be held, whether dividends will be paid in cash or reinvested in additional shares of a Fund and other circumstances. Class A shares of AIM MONEY MARKET FUND are designed to meet the needs of an investor who wishes to establish a dollar cost averaging program, pursuant to which Class A shares of AIM MONEY MARKET FUND are exchanged for shares of other funds advised by AIM that are sold with an initial sales charge. Investors should consider whether, during the anticipated life of their investment in a Fund, the accumulated distribution fees and any applicable contingent deferred sales charges on Class B shares prior to conversion or on Class C shares would be less than the initial sales charge and accumulated distribution fees on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return on Class A shares. To assist investors in making this determination, the table under the caption "Table of Fees and Expenses" sets forth examples of the charges applicable to each class of shares. Class A shares will normally be more beneficial than Class B or Class C shares to the investor who qualifies for reduced initial sales charges, as described below. Therefore, A I M Distributors, Inc. will reject any order for purchase of more than $250,000 for Class B shares.

  PURCHASING SHARES. Initial investments in any class of shares must be at least $500 and additional investments must be at least $50. The minimum initial investment is modified for investments through tax-qualified retirement plans and accounts initially established with an Automatic Investment Plan. The distributor of the Funds' shares is A I M Distributors, Inc. ("AIM Distributors"), P.O. Box 4739, Houston, Texas 77210-4739. See "How to Purchase Shares" and "Special Plans."

  EXCHANGE PRIVILEGE. The Funds are among those mutual funds distributed by AIM Distributors (collectively, "The AIM Family of Funds"). Class A, Class B and Class C shares of the Funds, and AIM Cash Reserve Shares of AIM MONEY MARKET FUND, may be exchanged for shares of other funds in The AIM Family of Funds in the manner and subject to the policies and charges set forth herein. See "Exchange Privilege."

  REDEEMING SHARES. Holders of Class A shares may redeem all or a portion of their shares at net asset value on any business day, generally without charge. A contingent deferred sales charge of 1% may apply to certain redemptions of Class A shares, where purchases of $1 million or more were made at net asset value. See "How to Redeem Shares -- Contingent Deferred Sales Charge Program for Large Purchases."

  Holders of Class B shares may redeem all or a portion of their shares at net asset value on any business day, less a contingent deferred sales charge for redemptions made within six years from the date such shares were purchased. Class B shares redeemed after six years from the date such shares were purchased will not be subject to any contingent deferred sales charge. See "How to Redeem Shares -- Multiple Distribution System."

  Holders of Class C shares may redeem all or a portion of their shares at net asset value on any business day, less a 1% contingent deferred sales charge for redemptions made within one year from the date such shares were purchased. See "How to Redeem Shares -- Multiple Distribution System."

  Holders of AIM Cash Reserve Shares of AIM MONEY MARKET FUND may redeem all or a portion of their shares at net asset value on any business day, without charge.

  DISTRIBUTIONS. AIM GLOBAL UTILITIES FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM MONEY MARKET FUND and AIM MUNICIPAL BOND FUND declare dividends from net investment income on a daily basis and pay such dividends on a monthly basis. AIM BALANCED FUND declares and pays dividends from net investment income on a quarterly basis. AIM SELECT GROWTH FUND and AIM VALUE FUND declare and pay dividends from net investment income, if any, on an annual basis. All of the Funds generally make distributions of realized capital gains, if any, on an annual basis, although AIM MONEY MARKET FUND may distribute net realized short-term capital gains more frequently. Dividends and distributions paid with respect to Class A shares of a Fund may be paid by check, reinvested in additional Class A shares of the Fund or reinvested in shares of another fund in The AIM Family of Funds, subject to certain conditions. Dividends and distributions paid with respect to Class B shares of a Fund may be paid by check or reinvested in additional Class B shares of other funds in The AIM Family of Funds at net asset value. Dividends and distributions paid with respect to Class C shares of a Fund may be paid by check or reinvested in additional Class C shares of another fund in The AIM Family of Funds at net asset value. Dividends and distributions paid with respect to AIM Cash Reserve Shares of AIM MONEY MARKET FUND may be paid by check, reinvested in additional AIM Cash Reserve Shares of the Fund, or reinvested in shares of another fund in The AIM Family of Funds, subject to certain conditions. See "Dividends, Distributions and Tax Matters" and "Special Plans."

  RISK FACTORS. Subject to certain restrictions designed to reduce any associated risks, AIM MONEY MARKET FUND may invest in securities such as money market instruments which are not rated (but are determined by AIM to be of comparable quality to securities which have received the highest ratings), certain repurchase agreements, and U.S. dollar-denominated obligations issued by foreign banks. Accordingly, an investment in AIM MONEY MARKET FUND may entail somewhat different risks from an investment in an investment company which does not engage in such investment practices. See "Investment Programs." All Funds other than AIM INTERMEDIATE GOVERNMENT FUND and AIM MUNICIPAL BOND FUND may invest in foreign securities. See "Risk Factors Regarding Foreign Securities."

  AIM HIGH YIELD FUND, and to a lesser extent AIM BALANCED FUND, AIM GLOBAL UTILITIES FUND, AIM INCOME FUND and AIM MUNICIPAL BOND FUND, seek to meet their respective investment objectives by investing in non-investment grade debt securities, commonly known as "junk bonds." Investments in junk bonds, while generally providing greater income and opportunity for gain, may be subject to greater risks than higher rated securities. Such risks may include: greater market fluctuations and risk of loss of income and principal, limited liquidity and secondary market support, greater sensitivity to economic and business downturns, and certain other risks. See "Certain Investment Strategies and Policies -- Risk Factors Regarding Non-Investment Grade Debt Securities." Investors should carefully consider the relative risks and rewards of investing in each of the above-named Funds prior to investing, and should not consider an investment in any of those Funds to represent a complete investment program.

  The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design and Invest with Discipline are registered service marks and AIM Bank Connection is a service mark of A I M Management Group Inc.

                                   THE FUNDS
--------------------------------------------------------------------------------

TABLE OF FEES AND EXPENSES

  The following table is designed to help an investor in the Funds understand the various costs that an investor will bear, both directly and indirectly. The fees and expenses set forth in the table for Class A and Class B shares of the Funds and the AIM Cash Reserve Shares of AIM MONEY MARKET FUND are based on the expenses for the 1997 fiscal year. The fees and expenses set forth in the table for Class C shares are based on the estimated expenses for the current fiscal year. The rules of the SEC require that the maximum sales charge be reflected in the table even though certain investors may qualify for reduced sales charges. See "How to Purchase Shares."

                                                            AIM
                                    AIM                   GLOBAL                    AIM                     AIM
                                 BALANCED                UTILITIES              HIGH YIELD                INCOME
                                   FUND                    FUND                    FUND                    FUND
                           ---------------------   ---------------------   ---------------------   ---------------------
                           CLASS   CLASS   CLASS   CLASS   CLASS   CLASS   CLASS   CLASS   CLASS   CLASS   CLASS   CLASS
                             A       B       C       A       B       C       A       B       C       A       B       C
                           -----   -----   -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
Shareholder Transaction
  Expenses
  Maximum sales load
    imposed on purchase
    of shares (as a % of
    offering price)......  4.75%   None    None    5.50%   None    None    4.75%   None    None    4.75%   None    None
  Maximum sales load on
    reinvested
    dividends............  None    None    None    None    None    None    None    None    None    None    None    None
  Deferred sales load (as
    a % of
    original purchase
    price or
    redemption proceeds,
    whichever is
    lower)...............  None*   5.00%   1.00%   None*   5.00%   1.00%   None*   5.00%   1.00%   None*   5.00%   1.00%
  Redemption fee.........  None    None    None    None    None    None    None    None    None    None    None    None
  Exchange fee...........  None    None    None    None    None    None    None    None    None    None    None    None
Annual Fund Operating
  Expenses
  (as a % of average net
  assets)
  Management fees........  0.54%   0.54%   0.54%   0.58%   0.58%   0.58%   0.48%   0.48%   0.48%   0.45%   0.45%   0.45%
  Rule 12b-1 distribution
    plan payments........  0.25%   1.00%   1.00%   0.25%   1.00%   1.00%   0.25%   1.00%   1.00%   0.25%   1.00%   1.00%
  Interest expense.......    --      --      --      --      --      --      --      --      --      --      --      --
  All other expenses.....  0.19%   0.25%   0.25%   0.30%   0.33%   0.33%   0.17%   0.17%   0.17%   0.24%   0.24%   0.24%
                           ----    ----    ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
        Total fund
          operating
          expenses.......  0.98%   1.79%   1.79%   1.13%   1.91%   1.91%   0.90%   1.65%   1.65%   0.94%   1.69%   1.69%
                           ====    ====    ====    ====    ====    ====    ====    ====    ====    ====    ====    ====

                                    AIM
                               INTERMEDIATE
                                GOVERNMENT
                                   FUND
                           ---------------------
                           CLASS   CLASS   CLASS
                             A       B       C
                           -----   -----   -----
Shareholder Transaction
  Expenses
  Maximum sales load
    imposed on purchase
    of shares (as a % of
    offering price)......  4.75%   None    None
  Maximum sales load on
    reinvested
    dividends............  None    None    None
  Deferred sales load (as
    a % of
    original purchase
    price or
    redemption proceeds,
    whichever is
    lower)...............  None*   5.00%   1.00%
  Redemption fee.........  None    None    None
  Exchange fee...........  None    None    None
Annual Fund Operating
  Expenses
  (as a % of average net
  assets)
  Management fees........  0.48%   0.48%   0.48%
  Rule 12b-1 distribution
    plan payments........  0.25%   1.00%   1.00%
  Interest expense.......  0.11%   0.11%   0.11%
  All other expenses.....  0.27%   0.28%   0.28%
                           ----    ----    ----
        Total fund
          operating
          expenses.......  1.11%   1.87%   1.87%
                           ====    ====    ====

                                                      AIM
                                                     MONEY                                                 AIM
                                                  MARKET FUND                      AIM                   SELECT            AIM
                                        -------------------------------         MUNICIPAL                GROWTH           VALUE
                                                                  AIM           BOND FUND                 FUND            FUND
                                                                 CASH     ---------------------   ---------------------   -----
                                        CLASS   CLASS   CLASS   RESERVE   CLASS   CLASS   CLASS   CLASS   CLASS   CLASS   CLASS
                                          A       B       C     SHARES      A       B       C       A       B       C       A
                                        -----   -----   -----   -------   -----   -----   -----   -----   -----   -----   -----
Shareholder Transaction Expenses
  Maximum sales load imposed on
    purchase of shares (as a % of
    offering price)...................  5.50%   None    None     None     4.75%   None    None    5.50%   None    None    5.50%
  Maximum sales load on reinvested
    dividends.........................  None    None    None     None     None    None    None    None    None    None    None
  Deferred sales load (as a % of
    original purchase price or
    redemption proceeds, whichever is
    lower)............................  None*   5.00%   1.00%    None     None*   5.00%   1.00%   None*   5.00%   1.00%   None*
  Redemption fee......................  None    None    None     None     None    None    None    None    None    None    None
  Exchange fee........................  None    None    None     None     None    None    None    None    None    None    None
Annual Fund Operating Expenses (as a %
  of average net assets)
  Management fees (after fee
    waivers)..........................  0.55%   0.55%   0.55%    0.55%    0.46%   0.46%   0.46%   0.67%   0.67%   0.67%   0.61%1
  Rule 12b-1 distribution plan
    payments..........................  0.25%   1.00%   1.00%    0.25%    0.25%   1.00%   1.00%   0.25%   1.00%   1.00%   0.25%
  All other expenses..................  0.25%   0.25%   0.25%    0.25%    0.19%   0.20%   0.20%   0.21%   0.32%   0.32%   0.18%
                                        ----    ----    ----     ----     ----    ----    ----    ----    ----    ----    ----
        Total fund operating
          expenses....................  1.05%   1.80%   1.80%    1.05%    0.90%   1.66%   1.66%   1.13%   1.99%   1.99%   1.04%
                                        ====    ====    ====     ====     ====    ====    ====    ====    ====    ====    ====


                                             AIM
                                          VALUE
                                            FUND
                                        -------------
                                        CLASS   CLASS
                                          B       C
                                        -----   -----
Shareholder Transaction Expenses
  Maximum sales load imposed on
    purchase of shares (as a % of
    offering price)...................  None    None
  Maximum sales load on reinvested
    dividends.........................  None    None
  Deferred sales load (as a % of
    original purchase price or
    redemption proceeds, whichever is
    lower)............................  5.00%   1.00%
  Redemption fee......................  None    None
  Exchange fee........................  None    None
Annual Fund Operating Expenses (as a %
  of average net assets)
  Management fees (after fee
    waivers)..........................  0.61%1  0.61%1
  Rule 12b-1 distribution plan
    payments..........................  1.00%   1.00%
  All other expenses..................  0.24%   0.24%
                                        ----    ----
        Total fund operating
          expenses....................  1.85%   1.85%
                                        ====    ====

------------------------

 (1) After fee waivers. If management fees were not being waived, they would be 0.63% on all classes of AIM VALUE FUND.

* Purchases of $1 million or more are not subject to an initial sales charge. However, a contingent deferred sales charge of 1% applies to certain redemptions made within 18 months from the date such shares were purchased. See the Investor's Guide, under the caption "How to Redeem Shares -- Contingent Deferred Sales Charge Program for Large Purchases."

--------------------------------------------------------------------------------

  EXAMPLES. You would pay the following expenses on a $1,000 investment in Class A shares of the Funds, assuming (1) a 5% annual return and (2) redemption at the end of each time period:

                                                     AIM       AIM                 AIM         AIM        AIM       AIM
                                         AIM       GLOBAL     HIGH     AIM     INTERMEDIATE   MONEY    MUNICIPAL   SELECT    AIM
                                       BALANCED   UTILITIES   YIELD   INCOME    GOVERNMENT    MARKET     BOND      GROWTH   VALUE
                                         FUND       FUND      FUND     FUND        FUND        FUND      FUND       FUND    FUND
                                       --------   ---------   ----    ------   ------------   ------   ---------   ------   -----
1 year...............................    $ 57       $ 66      $ 56     $ 57        $ 58        $ 65      $ 56       $ 66    $ 65
3 years..............................      77         89        75       76          87          87        75         89      86
5 years..............................      99        114        95       97         106         110        95        114     109
10 years.............................     162        185       153      157         176         176       153        185     175

  The above examples assume payment of a sales charge at the time of purchase; actual expenses may vary for purchases of $1 million or more, which are made at net asset value and are subject to a contingent deferred sales charge for 18 months from the date such shares were purchased.

  You would pay the following expenses on a $1,000 investment in Class B shares of the Funds, assuming (1) a 5% annual return and (2) redemption at the end of each time period:

                                                     AIM       AIM                 AIM         AIM        AIM       AIM
                                         AIM       GLOBAL     HIGH     AIM     INTERMEDIATE   MONEY    MUNICIPAL   SELECT    AIM
                                       BALANCED   UTILITIES   YIELD   INCOME    GOVERNMENT    MARKET     BOND      GROWTH   VALUE
                                         FUND       FUND      FUND     FUND        FUND        FUND      FUND       FUND    FUND
                                       --------   ---------   ----    ------   ------------   ------   ---------   ------   -----
1 year...............................    $ 68       $ 69      $ 67     $ 67        $ 69        $ 68      $ 67       $ 70    $ 69
3 years..............................      86         90        82       83          89          87        82         92      88
5 years..............................     117        123       110      112         121         117       110        127     120
10 years*............................     189        203       175      180         199         192       176        209     196

  You would pay the following expenses on the same $1,000 investment in Class B shares, assuming no redemption at the end of each time period:

                                                     AIM       AIM                 AIM         AIM        AIM       AIM
                                         AIM       GLOBAL     HIGH     AIM     INTERMEDIATE   MONEY    MUNICIPAL   SELECT    AIM
                                       BALANCED   UTILITIES   YIELD   INCOME    GOVERNMENT    MARKET     BOND      GROWTH   VALUE
                                         FUND       FUND      FUND     FUND        FUND        FUND      FUND       FUND    FUND
                                       --------   ---------   ----    ------   ------------   ------   ---------   ------   -----
1 year...............................    $ 18       $ 19      $ 17     $ 17        $ 19        $ 18      $ 17       $ 20    $ 19
3 years..............................      56         60        52       53          59          57        52         62      58
5 years..............................      97        103        90       92         101          97        90        107     100
10 years*............................     189        203       175      180         199         192       176        209     196

---------------
* Reflects the conversion to Class A shares eight years following the end of the calendar month in which a purchase was made; therefore years nine and ten reflect Class A expenses.

  You would pay the following expenses on a $1,000 investment in Class C shares of the Funds, assuming (1) a 5% annual return and (2) redemption at the end of each time period:

                                                     AIM       AIM                 AIM         AIM        AIM       AIM
                                         AIM       GLOBAL     HIGH     AIM     INTERMEDIATE   MONEY    MUNICIPAL   SELECT    AIM
                                       BALANCED   UTILITIES   YIELD   INCOME    GOVERNMENT    MARKET     BOND      GROWTH   VALUE
                                         FUND       FUND      FUND     FUND        FUND        FUND      FUND       FUND    FUND
                                       --------   ---------   ----    ------   ------------   ------   ---------   ------   -----
1 year...............................    $ 28       $ 29      $ 27     $ 27        $ 29        $ 28      $ 27       $ 30    $ 29
3 years..............................      56         60        52       53          59          57        52         62      58

  You would pay the following expenses on the same $1,000 investment in Class C shares, assuming no redemption at the end of each time period:

                                                     AIM       AIM                 AIM         AIM        AIM       AIM
                                         AIM       GLOBAL     HIGH     AIM     INTERMEDIATE   MONEY    MUNICIPAL   SELECT    AIM
                                       BALANCED   UTILITIES   YIELD   INCOME    GOVERNMENT    MARKET     BOND      GROWTH   VALUE
                                         FUND       FUND      FUND     FUND        FUND        FUND      FUND       FUND    FUND
                                       --------   ---------   ----    ------   ------------   ------   ---------   ------   -----
1 year...............................    $ 18       $ 19      $ 17     $ 17        $ 19        $ 18      $ 17       $ 20    $ 19
3 years..............................      56         60        52       53          59          57        52         62      58

  You would pay the following expenses on a $1,000 investment in AIM Cash Reserve Shares of AIM MONEY MARKET FUND, assuming (1) a 5% annual return and (2) redemption at the end of each time period:

                                                               AIM MONEY
                                                              MARKET FUND
                                                              -----------
1 year......................................................      $ 11
3 years.....................................................        33
5 years.....................................................        58
10 years....................................................       128

  As a result of 12b-1 distribution plan payments, a long-term shareholder of the Funds may pay more than the economic equivalent of the maximum front-end sales charges permitted by rules of the National Association of Securities Dealers, Inc. Given the maximum front-end and contingent deferred sales charges and the 12b-1 distribution plan payments applicable to Class A shares, Class B shares and Class C shares of the Funds, it is estimated that it would require a substantial number of years to exceed the maximum permissible front-end sales charges.

  The above examples should not be considered to be representative of the Funds' actual or future expenses, which may be greater or less than those shown. In addition, while the examples assume a 5% annual return, each Fund's actual performance will vary and may result in an actual return that is greater or less than 5%. The examples assume reinvestment of all dividends and distributions and that the percentage amounts for total fund operating expenses remain the same for each year.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS+

  The following per share data, ratios and supplemental data for the Class A shares of AIM BALANCED FUND, AIM GLOBAL UTILITIES FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM MUNICIPAL BOND FUND, AIM SELECT GROWTH FUND and AIM VALUE FUND for (i) all periods presented for AIM BALANCED FUND and (ii) the years ended December 31, 1997, 1996, 1995, 1994 and 1993 for the Funds other than AIM BALANCED FUND have been audited by KPMG Peat Marwick LLP, independent auditors, whose unqualified reports on the Funds' financial statements and related notes appear in the Statement of Additional Information. The per share data, ratios and supplemental data for the Class A shares of AIM GLOBAL UTILITIES FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM MUNICIPAL BOND FUND, AIM SELECT GROWTH FUND and AIM VALUE FUND for each of the periods presented other than those described above have been derived from financial statements audited by Price Waterhouse LLP, independent accountants, whose reports thereon were also unqualified. This information should be read in conjunction with the Funds' financial statements included in the Statement of Additional Information.

   (PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                      AIM BALANCED FUND -- CLASS A SHARES

                                                          YEAR ENDED                      SEPTEMBER 1,
                                                         DECEMBER 31,                       1993 TO
                                        ----------------------------------------------    DECEMBER 31,
                                          1997            1996       1995       1994          1993
                                        --------        --------    -------    -------    ------------
Net asset value, beginning of
 period...............................  $  21.84        $  19.22    $ 14.62    $ 16.10      $  15.97
Income from investment operations:
 Net investment income................      0.60            0.66       0.49       0.44          0.10
 Net gains or losses on securities
 (both realized and unrealized).......      4.66            2.99       4.57      (1.31)         0.18
                                        --------        --------    -------    -------      --------
 Total from investment operations.....      5.26            3.65       5.06      (0.87)         0.28
                                        --------        --------    -------    -------      --------
Less distributions:
 Dividends from net investment
   income.............................     (0.55)          (0.55)     (0.46)     (0.39)        (0.15)
 Distributions from net realized
   capital gains......................     (0.77)          (0.48)        --      (0.22)           --
                                        --------        --------    -------    -------      --------
 Total distributions..................     (1.32)          (1.03)     (0.46)     (0.61)        (0.15)
                                        --------        --------    -------    -------      --------
Net asset value, end of period........  $  25.78        $  21.84    $ 19.22    $ 14.62      $  16.10
                                        ========        ========    =======    =======      ========
Total return(a).......................     24.41%          19.25%     34.97%     (5.44)%        1.76%
                                        ========        ========    =======    =======      ========
Ratios/supplemental data:
 Net assets, end of period (000s
   omitted)...........................  $683,633        $334,189    $92,241    $37,572      $ 23,520
                                        ========        ========    =======    =======      ========
 Ratio of expenses to average net
   assets.............................      0.98%(b)(c)     1.15%      1.43%(d)    1.25%(e)        2.17%(f)
                                        ========        ========    =======    =======      ========
 Ratio of net investment income to
 average net assets...................      2.48%(b)        2.97%      2.81%(d)    3.07%(e)        1.81%(f)
                                        ========        ========    =======    =======      ========
 Portfolio turnover rate..............        66%             72%        77%        76%          233%
                                        ========        ========    =======    =======      ========
 Average broker commission rate
   paid(g)............................  $ 0.0570        $ 0.0558      N/A        N/A         N/A
                                        ========        ========    =======    =======      ========
Borrowings for the period:
 Amount of debt outstanding at end of
   period.............................        --              --         --         --            --
 Average amount of debt outstanding
   during the period(h)...............        --              --         --         --            --
 Average number of shares outstanding
   during the period (000s
   omitted)(h)........................    21,792           9,778      3,173      2,061         1,305
 Average amount of debt per share
   during the period..................        --              --         --         --            --


                                                       YEAR ENDED AUGUST 31,
                                        ---------------------------------------------------
                                         1993       1992       1991       1990       1989
                                        -------   --------   --------   --------   --------
Net asset value, beginning of
 period...............................  $ 12.77   $  12.04   $   9.73   $  10.67   $   9.08
Income from investment operations:
 Net investment income................     0.32       0.29       0.28       0.32       0.39
 Net gains or losses on securities
 (both realized and unrealized).......     3.18       0.74       2.33      (0.91)      1.63
                                        -------   --------   --------   --------   --------
 Total from investment operations.....     3.50       1.03       2.61      (0.59)      2.02
                                        -------   --------   --------   --------   --------
Less distributions:
 Dividends from net investment
   income.............................    (0.30)     (0.30)     (0.30)     (0.35)     (0.43)
 Distributions from net realized
   capital gains......................       --         --         --         --         --
                                        -------   --------   --------   --------   --------
 Total distributions..................    (0.30)     (0.30)     (0.30)     (0.35)     (0.43)
                                        -------   --------   --------   --------   --------
Net asset value, end of period........  $ 15.97   $  12.77   $  12.04   $   9.73   $  10.67
                                        =======   ========   ========   ========   ========
Total return(a).......................    27.75%      8.66%     27.41%     (5.67)%    22.96%
                                        =======   ========   ========   ========   ========
Ratios/supplemental data:
 Net assets, end of period (000s
   omitted)...........................  $19,497   $ 11,796   $ 11,750   $ 10,965   $ 14,405
                                        =======   ========   ========   ========   ========
 Ratio of expenses to average net
   assets.............................     2.07%      2.12%      2.39%      2.15%      1.94%
                                        =======   ========   ========   ========   ========
 Ratio of net investment income to
 average net assets...................     2.23%      2.32%      2.74%      3.18%      3.99%
                                        =======   ========   ========   ========   ========
 Portfolio turnover rate..............      154%       166%       208%       307%       149%
                                        =======   ========   ========   ========   ========
 Average broker commission rate
   paid(g)............................    N/A       N/A        N/A        N/A        N/A
                                        =======   ========   ========   ========   ========
Borrowings for the period:
 Amount of debt outstanding at end of
   period.............................       --         --         --         --   $260,000
 Average amount of debt outstanding
   during the period(h)...............       --         --         --   $138,181   $ 83,195
 Average number of shares outstanding
   during the period (000s
   omitted)(h)........................    1,046        939      1,051      1,238      1,589
 Average amount of debt per share
   during the period..................       --         --         --   $  0.110   $  0.052

---------------

(a) Total returns do not deduct sales charges and are not annualized for periods of less than one year.

(b) Ratios are based on average daily net assets of $530,358,031.

(c) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have remained the same.

(d) After waiver of advisory fees. Ratios of expenses and net investment income to average net assets prior to waiver of advisory fees are 1.46% and 2.78%, respectively.

(e) After waiver of advisory fees. Ratios of expenses and net investment income to average net assets prior to waiver of advisory fees are 1.68% and 2.64%, respectively.

(f) Annualized.

(g) The average commission rate paid is the total brokerage commission paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased or sold, which is required to be disclosed for fiscal year beginning September 1, 1995 and thereafter.

(h) Averages computed on a daily basis.

 + Each of the Funds is a separate series of shares of AIM Funds Group, a Delaware business trust established May 5, 1993 (the "Trust"). The shareholders of the applicable Funds separately approved a plan of reorganization pursuant to which, effective October 15, 1993, each of the predecessor funds to AIM GLOBAL UTILITIES FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM MUNICIPAL BOND FUND, AIM SELECT GROWTH FUND and AIM VALUE FUND, organized as separate series portfolios of AIM Funds Group, a Massachusetts business trust ("AFG(MA)"), and to AIM BALANCED FUND, organized as AIM Convertible Securities, Inc., a Maryland corporation, was reorganized as a separate series portfolio of the Trust. AIM Convertible Securities, Inc. had investment objectives and policies that differed from those of AIM BALANCED FUND. Certain information reported in these statements pertains to such Funds as separate series portfolios of AFG(MA) and as a corporation, as applicable, rather than separate series of the Trust.

                  AIM GLOBAL UTILITIES FUND -- CLASS A SHARES

                                                     YEAR ENDED DECEMBER 31,
                               --------------------------------------------------------------------
                                 1997            1996       1995       1994       1993     1992(a)
                               --------        --------   --------   --------   --------   --------
Net asset value, beginning of
 period......................  $  16.01        $  14.59   $  11.85   $  14.09   $  13.31   $  13.75
Income from investment
 operations:
 Net investment income.......      0.47            0.55       0.55       0.59       0.60       0.67
 Net gains or losses on
   securities (both realized
   and unrealized)...........      3.26            1.43       2.71      (2.20)      1.02       0.36
                               --------        --------   --------   --------   --------   --------
 Total from investment
   operations................      3.73            1.98       3.26      (1.61)      1.62       1.03
                               --------        --------   --------   --------   --------   --------
Less distributions:
 Dividends from net
   investment income.........     (0.47)          (0.56)     (0.52)     (0.60)     (0.61)     (0.68)
 Distributions from net
   realized capital gains....     (0.01)             --         --         --      (0.23)     (0.79)
 Returns of capital..........        --              --         --      (0.03)        --         --
                               --------        --------   --------   --------   --------   --------
 Total distributions.........     (0.48)          (0.56)     (0.52)     (0.63)     (0.84)     (1.47)
                               --------        --------   --------   --------   --------   --------
Net asset value, end of
 period......................  $  19.26        $  16.01   $  14.59   $  11.85   $  14.09   $  13.31
                               ========        ========   ========   ========   ========   ========
Total return(b)..............     23.70%          13.88%     28.07%    (11.57)%    12.32%      7.92%
                               ========        ========   ========   ========   ========   ========
Ratios/supplemental data:
 Net assets, end of period
   (000s omitted)............  $179,456        $164,001   $170,624   $150,515   $200,016   $111,771
                               ========        ========   ========   ========   ========   ========
 Ratio of expenses to average
   net assets................      1.13%(c)(d)     1.17%      1.21%      1.18%      1.16%      1.17%
                               ========        ========   ========   ========   ========   ========
 Ratio of net investment
   income to average net
   assets....................      2.79%(c)        3.62%      4.20%      4.67%      4.21%      4.96%
                               ========        ========   ========   ========   ========   ========
 Portfolio turnover rate.....        26%             48%        88%       101%        76%       148%
                               ========        ========   ========   ========   ========   ========
 Average broker commission
   rate paid(h)..............  $ 0.0465        $ 0.0460        N/A        N/A        N/A        N/A
                               ========        ========   ========   ========   ========   ========

                                                                    JANUARY 18, 1988*
                                   YEAR ENDED DECEMBER 31,                 TO
                               --------------------------------       DECEMBER 31,
                                 1991       1990         1989             1988
                               --------   --------     --------     -----------------
Net asset value, beginning of
 period......................  $  12.45   $  13.73     $  10.99          $ 10.00
Income from investment
 operations:
 Net investment income.......      0.70       0.66         0.77             0.82
 Net gains or losses on
   securities (both realized
   and unrealized)...........      2.12      (1.10)        3.06             0.83
                               --------   --------     --------          -------
 Total from investment
   operations................      2.82      (0.44)        3.83             1.65
                               --------   --------     --------          -------
Less distributions:
 Dividends from net
   investment income.........     (0.66)     (0.70)       (0.69)           (0.66)
 Distributions from net
   realized capital gains....     (0.86)     (0.14)       (0.40)              --
 Returns of capital..........        --         --           --               --
                               --------   --------     --------          -------
 Total distributions.........     (1.52)     (0.84)       (1.09)           (0.66)
                               --------   --------     --------          -------
Net asset value, end of
 period......................  $  13.75   $  12.45     $  13.73          $ 10.99
                               ========   ========     ========          =======
Total return(b)..............     23.65%     (2.98)%      36.11%           17.03%
                               ========   ========     ========          =======
Ratios/supplemental data:
 Net assets, end of period
   (000s omitted)............  $ 91,939   $ 69,541     $ 58,307          $20,104
                               ========   ========     ========          =======
 Ratio of expenses to average
   net assets................      1.23%      1.21%(e)     1.05%(e)         1.22%(e)(f)
                               ========   ========     ========          =======
 Ratio of net investment
   income to average net
   assets....................      5.36%      5.21%(g)     6.13%(g)         7.63%(f)(g)
                               ========   ========     ========          =======
 Portfolio turnover rate.....       169%       123%         115%              87%
                               ========   ========     ========          =======
 Average broker commission
   rate paid(h)..............       N/A        N/A          N/A              N/A
                               ========   ========     ========          =======

---------------

(a) The Fund changed investment advisors on June 30, 1992.
(b) Total returns do not deduct sales charges and are not annualized for periods of less than one year.
(c) Ratios are based on average daily net assets of $164,764,424.
(d) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have been 1.12%.
(e) Ratios of expenses to average net assets prior to reduction of advisory fees were 1.22%, 1.11% and 1.69% (annualized) for 1990-1988, respectively.
(f) Annualized.
(g) Ratios of net investment income to average net assets prior to reduction of advisory fees were 5.20%, 6.07% and 7.16% (annualized) for 1990-1988, respectively.
(h) The average broker commission rate paid is the total brokerage commission paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased or sold, which is required to be disclosed for fiscal year beginning September 1, 1995 and thereafter.
  *  Commencement of operations.

                     AIM HIGH YIELD FUND -- CLASS A SHARES

                                                                        YEAR ENDED DECEMBER 31,
                                          -----------------------------------------------------------------------------------
                                             1997              1996        1995       1994       1993     1992(a)      1991
                                          ----------        ----------   --------   --------   --------   --------   --------
Net asset value, beginning of period....  $     9.88        $     9.43   $   8.93   $  10.05   $   9.40   $  8.86    $   7.07
Income from investment operations:
 Net investment income..................        0.90              0.92       0.93       0.96       0.97      1.04        1.02
 Net gains or losses on securities (both
   realized and unrealized).............        0.28              0.46       0.52      (1.12)      0.69      0.55        1.81
                                          ----------        ----------   --------   --------   --------   --------   --------
 Total from investment operations.......        1.18              1.38       1.45      (0.16)      1.66      1.59        2.83
                                          ----------        ----------   --------   --------   --------   --------   --------
Less distributions:
 Dividends from net investment income...       (0.90)            (0.93)     (0.95)     (0.96)     (1.01)    (1.05)      (1.04)
                                          ----------        ----------   --------   --------   --------   --------   --------
Net asset value, end of period..........  $    10.16        $     9.88   $   9.43   $   8.93   $  10.05   $  9.40    $   8.86
                                          ==========        ==========   ========   ========   ========   ========   ========
Total return(b).........................       12.52%            15.44%     16.86%     (1.67)%    18.40%    18.60%      42.18%
                                          ==========        ==========   ========   ========   ========   ========   ========
Ratios/supplemental data:
 Net assets, end of period
   (000s omitted).......................  $1,786,352        $1,272,974   $886,106   $578,959   $550,760   $324,518   $259,677
                                          ==========        ==========   ========   ========   ========   ========   ========
 Ratio of expenses to average net
   assets...............................        0.90%(c)(d)       0.97%      0.96%      1.00%      1.12%     1.15%       1.22%
                                          ==========        ==========   ========   ========   ========   ========   ========
 Ratio of net investment income to
   average net assets...................        9.08%(c)          9.67%      9.95%     10.07%      9.82%    11.00%      12.67%
                                          ==========        ==========   ========   ========   ========   ========   ========
 Portfolio turnover rate................          80%               77%        61%        53%        53%       56%         61%
                                          ==========        ==========   ========   ========   ========   ========   ========

                                               YEAR ENDED DECEMBER 31,
                                          ----------------------------------
                                            1990         1989         1988
                                          --------     --------     --------
Net asset value, beginning of period....  $   8.94     $  10.01     $   9.67
Income from investment operations:
 Net investment income..................      1.09         1.21         1.18
 Net gains or losses on securities (both
   realized and unrealized).............     (1.84)       (1.07)        0.34
                                          --------     --------     --------
 Total from investment operations.......     (0.75)        0.14         1.52
                                          --------     --------     --------
Less distributions:
 Dividends from net investment income...     (1.12)       (1.21)       (1.18)
                                          --------     --------     --------
Net asset value, end of period..........  $   7.07     $   8.94     $  10.01
                                          ========     ========     ========
Total return(b).........................     (9.03)%       1.18%       16.41%
                                          ========     ========     ========
Ratios/supplemental data:
 Net assets, end of period
   (000s omitted).......................  $204,932     $261,920     $274,631
                                          ========     ========     ========
 Ratio of expenses to average net
   assets...............................      1.21%(e)     0.99%        0.96%(e)
                                          ========     ========     ========
 Ratio of net investment income to
   average net assets...................     13.59%(f)    12.40%       11.84%(f)
                                          ========     ========     ========
 Portfolio turnover rate................        27%          36%          76%
                                          ========     ========     ========

---------------

(a) The Fund changed investment advisors on June 30, 1992.
(b) Total returns do not deduct sales charges.
(c) Ratios are based on average net assets of $1,479,737,639.
(d) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have been 0.89%.
(e) Ratios of expenses to average net assets prior to reduction of advisory fees were 1.22% and 1.00% for 1990 and 1988, respectively.
(f) Ratios of net investment income to average net assets prior to reduction of advisory fees were 13.58% and 11.80% for 1990 and 1988, respectively.

                       AIM INCOME FUND -- CLASS A SHARES

                                                                       YEAR ENDED DECEMBER 31,
                                          ---------------------------------------------------------------------------------
                                            1997            1996       1995       1994       1993     1992(a)        1991
                                          --------        --------   --------   --------   --------   --------     --------
Net asset value, beginning of period....  $   8.24        $   8.17   $   7.20   $   8.45   $   8.03   $   8.07     $   7.41
Income from investment operations:
 Net investment income..................      0.55            0.57       0.58       0.58       0.60       0.60         0.61
 Net gains or losses on securities (both
   realized and unrealized).............      0.39            0.09       1.00      (1.22)      0.61      (0.03)        0.66
                                          --------        --------   --------   --------   --------   --------     --------
 Total from investment operations.......      0.94            0.66       1.58      (0.64)      1.21       0.57         1.27
                                          --------        --------   --------   --------   --------   --------     --------
Less distributions:
 Dividends from net investment income...     (0.52)          (0.59)     (0.61)     (0.49)     (0.60)     (0.61)       (0.61)
 Distributions from net realized capital
   gains................................     (0.09)             --         --      (0.01)     (0.19)        --           --
 Returns of capital.....................        --              --         --      (0.11)        --         --           --
                                          --------        --------   --------   --------   --------   --------     --------
 Total distributions....................     (0.61)          (0.59)     (0.61)     (0.61)     (0.79)     (0.61)       (0.61)
                                          --------        --------   --------   --------   --------   --------     --------
Net asset value, end of period..........  $   8.57        $   8.24   $   8.17   $   7.20   $   8.45   $   8.03     $   8.07
                                          ========        ========   ========   ========   ========   ========     ========
Total return(b).........................     11.92%           8.58%     22.77%     (7.65)%    15.38%      7.42%       18.00%
                                          ========        ========   ========   ========   ========   ========     ========
Ratios/supplemental data:
 Net assets, end of period
   (000s omitted).......................  $340,608        $286,183   $251,280   $201,677   $244,168   $218,848     $231,798
                                          ========        ========   ========   ========   ========   ========     ========
 Ratio of expenses to average net
   assets...............................      0.94%(c)(d)     0.98%      0.98%      0.98%      0.98%      0.99%(e)     1.00%(e)
                                          ========        ========   ========   ========   ========   ========     ========
 Ratio of net investment income to
   average net assets...................      6.55%(c)        7.13%      7.52%      7.53%      7.01%      7.54%(e)     7.97%(e)
                                          ========        ========   ========   ========   ========   ========     ========
 Portfolio turnover rate................        54%             80%       227%       185%        99%        82%          67%
                                          ========        ========   ========   ========   ========   ========     ========

                                             YEAR ENDED DECEMBER 31,
                                          ------------------------------
                                            1990       1989       1988
                                          --------   --------   --------
Net asset value, beginning of period....  $   7.80   $   7.53   $   7.55
Income from investment operations:
 Net investment income..................      0.65       0.66       0.68
 Net gains or losses on securities (both
   realized and unrealized).............     (0.39)      0.32      (0.02)
                                          --------   --------   --------
 Total from investment operations.......      0.26       0.98       0.66
                                          --------   --------   --------
Less distributions:
 Dividends from net investment income...     (0.65)     (0.71)     (0.68)
 Distributions from net realized capital
   gains................................        --         --         --
 Returns of capital.....................        --         --         --
                                          --------   --------   --------
 Total distributions....................     (0.65)     (0.71)     (0.68)
                                          --------   --------   --------
Net asset value, end of period..........  $   7.41   $   7.80   $   7.53
                                          ========   ========   ========
Total return(b).........................      3.65%     13.56%      9.01%
                                          ========   ========   ========
Ratios/supplemental data:
 Net assets, end of period
   (000s omitted).......................  $215,987   $229,222   $218,946
                                          ========   ========   ========
 Ratio of expenses to average net
   assets...............................      1.00%      0.96%      0.95%
                                          ========   ========   ========
 Ratio of net investment income to
   average net assets...................      8.73%      8.56%      8.81%
                                          ========   ========   ========
 Portfolio turnover rate................       106%       222%       361%
                                          ========   ========   ========

---------------

(a) The Fund changed investment advisors on June 30, 1992.
(b) Total returns do not deduct sales charges.
(c) Ratios are based on average net assets of $299,824,848.
(d) Ratio includes indirectly paid expenses. Excluding indirectly paid expenses, the ratio of expenses to average daily net assets would have been the same.
(e) After waiver of advisory fees and expense reimbursements. Ratios of expenses to average net assets prior to waiver of advisory fees and expense reimbursements were 1.00% and 1.03% for 1992 and 1991, respectively. Ratios of net investment income to average net assets prior to waiver of advisory fees and expense reimbursements were 7.53% and 7.94% for 1992 and 1991, respectively.

               AIM INTERMEDIATE GOVERNMENT FUND -- CLASS A SHARES

                                                                       YEAR ENDED DECEMBER 31,
                                           -------------------------------------------------------------------------------
                                             1997            1996       1995       1994       1993     1992(a)      1991
                                           --------        --------   --------   --------   --------   --------   --------
Net asset value, beginning of period.....  $   9.28        $   9.70   $   8.99   $  10.05   $  10.19   $  10.34   $   9.95
Income from investment operations:
 Net investment income...................      0.63            0.63       0.69       0.68       0.74       0.77       0.82
 Net gains or losses on securities (both
   realized and unrealized)..............      0.18           (0.42)      0.73      (1.02)     (0.04)     (0.15)      0.41
                                           --------        --------   --------   --------   --------   --------   --------
 Total from investment operations........      0.81            0.21       1.42      (0.34)      0.70       0.62       1.23
                                           --------        --------   --------   --------   --------   --------   --------
Less distributions:
 Dividends from net investment income....     (0.61)          (0.59)     (0.67)     (0.58)     (0.70)     (0.74)     (0.84)
 Distributions from net realized capital
   gains.................................        --              --         --      (0.04)     (0.14)     (0.03)        --
 Returns of capital......................     (0.02)          (0.04)     (0.04)     (0.10)        --         --         --
                                           --------        --------   --------   --------   --------   --------   --------
 Total distributions.....................     (0.63)          (0.63)     (0.71)     (0.72)     (0.84)     (0.77)     (0.84)
                                           --------        --------   --------   --------   --------   --------   --------
Net asset value, end of period...........  $   9.46        $   9.28   $   9.70   $   8.99   $  10.05   $  10.19   $  10.34
                                           ========        ========   ========   ========   ========   ========   ========
Total return(b)..........................      9.07%           2.35%     16.28%     (3.44)%     7.07%      6.26%     12.98%
                                           ========        ========   ========   ========   ========   ========   ========
Ratios/supplemental data:
 Net assets, end of period
   (000s omitted)........................  $167,427        $174,344   $176,318   $158,341   $139,586   $123,484   $101,409
                                           ========        ========   ========   ========   ========   ========   ========
 Ratio of expenses to average net assets
   (exclusive of interest expense)(c)....      1.00%(d)(e)     1.00%      1.08%      1.04%      1.00%      0.98%      1.00%
                                           ========        ========   ========   ========   ========   ========   ========
 Ratio of net investment income to
   average net assets(f).................      6.77%(d)        6.76%      7.36%      7.34%      7.08%      7.53%      8.15%
                                           ========        ========   ========   ========   ========   ========   ========
 Portfolio turnover rate.................        99%            134%       140%       109%       110%        42%        26%
                                           ========        ========   ========   ========   ========   ========   ========
Borrowings for the period:
 Amount of debt outstanding at end of
   period (000s omitted).................  $     --              --         --         --         --         --         --
 Average amount of debt outstanding
   during the period (000s omitted)(g)...  $  4,433              --         --         --         --         --         --
 Average number of shares outstanding
   during the period (000s omitted)(g)...    17,470              --         --         --         --         --         --
 Average amount of debt per share during
   the period............................  $ 0.2537              --         --         --         --         --         --
                                           ========        ========   ========   ========   ========   ========   ========

                                             YEAR ENDED DECEMBER 31,
                                           ----------------------------
                                             1990      1989      1988
                                           --------   -------   -------
Net asset value, beginning of period.....  $   9.91   $  9.70   $  9.92
Income from investment operations:
 Net investment income...................      0.87      0.90      0.89
 Net gains or losses on securities (both
   realized and unrealized)..............      0.01      0.15     (0.27)
                                           --------   -------   -------
 Total from investment operations........      0.88      1.05      0.62
                                           --------   -------   -------
Less distributions:
 Dividends from net investment income....     (0.84)    (0.84)    (0.84)
 Distributions from net realized capital
   gains.................................        --        --        --
 Returns of capital......................        --        --        --
                                           --------   -------   -------
 Total distributions.....................     (0.84)    (0.84)    (0.84)
                                           --------   -------   -------
Net asset value, end of period...........  $   9.95   $  9.91   $  9.70
                                           ========   =======   =======
Total return(b)..........................      9.39%    11.28%     6.43%
                                           ========   =======   =======
Ratios/supplemental data:
 Net assets, end of period
   (000s omitted)........................  $ 61,463   $57,077   $48,372
                                           ========   =======   =======
 Ratio of expenses to average net assets
   (exclusive of interest expense)(c)....      1.00%     1.00%     1.00%
                                           ========   =======   =======
 Ratio of net investment income to
   average net assets(f).................      8.85%     9.10%     9.11%
                                           ========   =======   =======
 Portfolio turnover rate.................        16%       15%       15%
                                           ========   =======   =======
Borrowings for the period:
 Amount of debt outstanding at end of
   period (000s omitted).................        --        --        --
 Average amount of debt outstanding
   during the period (000s omitted)(g)...        --        --        --
 Average number of shares outstanding
   during the period (000s omitted)(g)...        --        --        --
 Average amount of debt per share during
   the period............................        --        --        --
                                           ========   =======   =======

---------------

(a) The Fund changed investment advisors on June 30, 1992.
(b) Total returns do not deduct sales charges.
(c) Ratios of expenses to average net assets prior to reduction of advisory fee and expense reimbursement were 1.05%, 1.04%, 1.04%, 1.10%, 1.13%, 1.08% and
    1.08% for 1994-1988, respectively.
(d) Ratios are based on average net assets of $162,149,081.
(e) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have been the same.
(f) Ratios of net investment income to average net assets prior to reduction of advisory fee and expense reimbursement were 7.32%, 7.04%, 7.48%, 8.05%, 8.72%, 9.03% and 9.03% for 1994-1988, respectively.
(g) Averages computed on a daily basis.

                   AIM MUNICIPAL BOND FUND -- CLASS A SHARES

                                                                        YEAR ENDED DECEMBER 31,
                                          ------------------------------------------------------------------------------------
                                            1997            1996            1995       1994       1993     1992(a)      1991
                                          --------        --------        --------   --------   --------   --------   --------
Net asset value, beginning of period....  $   8.19        $   8.31        $   7.78   $   8.61   $   8.27   $   8.13   $   7.66
Income from investment operations:
 Net investment income..................      0.42            0.43            0.43       0.46       0.48       0.51       0.52
 Net gains or losses on securities (both
   realized and unrealized).............      0.16           (0.12)           0.56      (0.78)      0.46       0.21       0.46
                                          --------        --------        --------   --------   --------   --------   --------
 Total from investment operations.......      0.58            0.31            0.99      (0.32)      0.94       0.72       0.98
                                          --------        --------        --------   --------   --------   --------   --------
Less distributions:
 Dividends from net investment income...     (0.43)          (0.43)          (0.43)     (0.45)     (0.48)     (0.51)     (0.51)
 Distributions from net realized capital
   gains................................        --              --              --      (0.03)     (0.11)     (0.07)        --
 Returns of capital.....................        --              --           (0.03)     (0.03)     (0.01)        --         --
                                          --------        --------        --------   --------   --------   --------   --------
 Total distributions....................     (0.43)          (0.43)          (0.46)     (0.51)     (0.60)     (0.58)     (0.51)
                                          --------        --------        --------   --------   --------   --------   --------
Net asset value, end of period..........  $   8.34        $   8.19        $   8.31   $   7.78   $   8.61   $   8.27   $   8.13
                                          ========        ========        ========   ========   ========   ========   ========
Total return(b).........................      7.27%           3.90%          13.05%     (3.79)%    11.66%      9.10%     13.30%
                                          ========        ========        ========   ========   ========   ========   ========
Ratios/supplemental data:
 Net assets, end of period (000s
   omitted).............................  $318,469        $278,812        $284,803   $257,456   $294,209   $271,205   $273,037
                                          ========        ========        ========   ========   ========   ========   ========
 Ratio of expenses to average net
   assets...............................      0.90%(c)(d)     0.80%           0.88%      0.89%      0.91%      0.90%      0.94%
                                          ========        ========        ========   ========   ========   ========   ========
 Ratio of net investment income to
   average net assets...................      5.14%(c)        5.29%           5.26%      5.61%      5.65%      6.15%      6.58%
                                          ========        ========        ========   ========   ========   ========   ========
 Portfolio turnover rate................        24%             26%             36%        43%        24%       160%       289%
                                          ========        ========        ========   ========   ========   ========   ========

                                             YEAR ENDED DECEMBER 31,
                                          ------------------------------
                                            1990       1989       1988
                                          --------   --------   --------
Net asset value, beginning of period....  $   7.81   $   7.64   $   7.32
Income from investment operations:
 Net investment income..................      0.53       0.54       0.53
 Net gains or losses on securities (both
   realized and unrealized).............     (0.14)      0.18       0.34
                                          --------   --------   --------
 Total from investment operations.......      0.39       0.72       0.87
                                          --------   --------   --------
Less distributions:
 Dividends from net investment income...     (0.53)     (0.55)     (0.55)
 Distributions from net realized capital
   gains................................        --         --         --
 Returns of capital.....................     (0.01)        --         --
                                          --------   --------   --------
 Total distributions....................     (0.54)     (0.55)     (0.55)
                                          --------   --------   --------
Net asset value, end of period..........  $   7.66   $   7.81   $   7.64
                                          ========   ========   ========
Total return(b).........................      5.27%      9.70%     12.33%
                                          ========   ========   ========
Ratios/supplemental data:
 Net assets, end of period (000s
   omitted).............................  $258,194   $262,997   $243,480
                                          ========   ========   ========
 Ratio of expenses to average net
   assets...............................      0.91%      0.89%      0.87%
                                          ========   ========   ========
 Ratio of net investment income to
   average net assets...................      6.91%      6.97%      7.11%
                                          ========   ========   ========
 Portfolio turnover rate................       230%       305%       381%
                                          ========   ========   ========

---------------

(a) The Fund changed investment advisors on June 30, 1992.
(b) Total returns do not deduct sales charges.
(c) Ratios are based on average net assets of $293,030,139.
(d) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have been the same.

                    AIM SELECT GROWTH FUND -- CLASS A SHARES

                                                                     YEAR ENDED DECEMBER 31,
                                         -------------------------------------------------------------------------------
                                           1997            1996       1995       1994       1993     1992(a)      1991
                                         --------        --------   --------   --------   --------   --------   --------
Net asset value, beginning of period...  $  14.78        $  13.05   $  10.32   $  11.32   $  12.28   $  14.73   $  12.35
Income from investment operations:
 Net investment income.................      0.01(b)         0.07       0.02(b)       --        --       0.06       0.11
 Net gains or losses on securities
   (both realized and unrealized)......      2.82            2.34       3.50      (0.57)      0.41      (0.04)      4.33
                                         --------        --------   --------   --------   --------   --------   --------
 Total from investment operations......      2.83            2.41       3.52      (0.57)      0.41       0.02       4.44
                                         --------        --------   --------   --------   --------   --------   --------
Less distributions:
 Dividends from net investment
   income..............................     (0.01)             --         --         --         --      (0.06)     (0.13)
 Distributions from net realized
   capital gains.......................     (1.93)          (0.68)     (0.79)     (0.43)     (1.37)     (2.41)     (1.93)
                                         --------        --------   --------   --------   --------   --------   --------
 Total distributions...................     (1.94)          (0.68)     (0.79)     (0.43)     (1.37)     (2.47)     (2.06)
                                         --------        --------   --------   --------   --------   --------   --------
Net asset value, end of period.........  $  15.67        $  14.78   $  13.05   $  10.32   $  11.32   $  12.28   $  14.73
                                         ========        ========   ========   ========   ========   ========   ========
Total return(c)........................     19.54%          18.61%     34.31%     (4.99)%     3.64%      0.19%     37.05%
                                         ========        ========   ========   ========   ========   ========   ========
Ratios/supplemental data:
 Net assets, end of period (000s
   omitted)............................  $266,168        $227,882   $168,217   $123,271   $146,723   $168,395   $185,461
                                         ========        ========   ========   ========   ========   ========   ========
 Ratio of expenses to average net
   assets..............................      1.13%(d)(e)     1.18%      1.28%      1.22%      1.17%      1.17%      1.21%
                                         ========        ========   ========   ========   ========   ========   ========
 Ratio of net investment income to
   average net assets..................      0.04%(d)        0.46%      0.20%      0.02%      0.02%      0.42%      0.73%
                                         ========        ========   ========   ========   ========   ========   ========
 Portfolio turnover rate...............       110%             97%        87%       201%       192%       133%        73%
                                         ========        ========   ========   ========   ========   ========   ========
 Average broker commission rate
   paid(f).............................  $ 0.0568        $ 0.0621        N/A        N/A        N/A        N/A        N/A
                                         ========        ========   ========   ========   ========   ========   ========

                                            YEAR ENDED DECEMBER 31,
                                         ------------------------------
                                           1990       1989       1988
                                         --------   --------   --------
Net asset value, beginning of period...  $  13.92   $  11.93   $  11.04
Income from investment operations:
 Net investment income.................      0.21       0.25       0.23
 Net gains or losses on securities
   (both realized and unrealized)......     (0.91)      3.16       0.89
                                         --------   --------   --------
 Total from investment operations......     (0.70)      3.41       1.12
                                         --------   --------   --------
Less distributions:
 Dividends from net investment
   income..............................     (0.20)     (0.27)     (0.23)
 Distributions from net realized
   capital gains.......................     (0.67)     (1.15)        --
                                         --------   --------   --------
 Total distributions...................     (0.87)     (1.42)     (0.23)
                                         --------   --------   --------
Net asset value, end of period.........  $  12.35   $  13.92   $  11.93
                                         ========   ========   ========
Total return(c)........................     (5.04)%    28.87%     10.13%
                                         ========   ========   ========
Ratios/supplemental data:
 Net assets, end of period (000s
   omitted)............................  $153,245   $187,805   $180,793
                                         ========   ========   ========
 Ratio of expenses to average net
   assets..............................      1.16%      1.00%      0.98%
                                         ========   ========   ========
 Ratio of net investment income to
   average net assets..................      1.41%      1.62%      1.73%
                                         ========   ========   ========
 Portfolio turnover rate...............        61%        53%        38%
                                         ========   ========   ========
 Average broker commission rate
   paid(f).............................       N/A        N/A        N/A
                                         ========   ========   ========

---------------

(a) The Fund changed investment advisors on June 30, 1992.
(b) Calculated using average shares outstanding.
(c) Total returns do not deduct sales charges.
(d) Ratios are based on average net assets of $253,479,200.
(e) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have been the same.
(f) The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

                        AIM VALUE FUND -- CLASS A SHARES

                                                                          YEAR ENDED DECEMBER 31,
                                          ---------------------------------------------------------------------------------------
                                             1997              1996         1995         1994        1993     1992(a)      1991
                                          ----------        ----------   ----------   ----------   --------   --------   --------
Net asset value, beginning of period....  $    29.15        $    26.81   $    21.14   $    20.82   $  18.24   $ 17.55    $  13.75
Income from investment operations:
 Net investment income..................        0.17              0.43(b)       0.14        0.16       0.04      0.12        0.13
 Net gains on securities
   (both realized and
   unrealized)..........................        6.78              3.42         7.21         0.52       3.34      2.68        5.73
                                          ----------        ----------   ----------   ----------   --------   --------   --------
 Total from investment operations.......        6.95              3.85         7.35         0.68       3.38      2.80        5.86
                                          ----------        ----------   ----------   ----------   --------   --------   --------
Less distributions:
 Dividends from net investment income...      (0.04)             (0.41)       (0.09)       (0.16)     (0.03)    (0.12)      (0.14)
 Distributions from net realized capital
   gains................................      (3.64)             (1.10)       (1.59)       (0.20)     (0.77)    (1.99)      (1.92)
                                          ----------        ----------   ----------   ----------   --------   --------   --------
 Total distributions....................      (3.68)             (1.51)       (1.68)       (0.36)     (0.80)    (2.11)      (2.06)
                                          ----------        ----------   ----------   ----------   --------   --------   --------
Net asset value, end
 of period..............................  $    32.42        $    29.15   $    26.81   $    21.14   $  20.82   $ 18.24    $  17.55
                                          ==========        ==========   ==========   ==========   ========   ========   ========
Total return(c).........................       23.95%            14.52%       34.85%        3.28%     18.71%    16.39%      43.45%
                                          ==========        ==========   ==========   ==========   ========   ========   ========
Ratios/supplemental data:
 Net assets, end of period
   (000s omitted).......................  $6,745,253        $5,100,061   $3,408,952   $1,358,725   $765,305   $239,663   $152,149
                                          ==========        ==========   ==========   ==========   ========   ========   ========
 Ratio of expenses to average net
   assets(d)............................        1.04%(e)(f)       1.11%        1.12%        0.98%      1.09%     1.16%       1.22%
                                          ==========        ==========   ==========   ==========   ========   ========   ========
 Ratio of net investment income to
   average net assets(g)................        0.57%(e)          1.65%        0.74%        0.92%      0.30%     0.75%       0.89%
                                          ==========        ==========   ==========   ==========   ========   ========   ========
 Portfolio turnover rate................         137%              126%         151%         127%       177%      170%        135%
                                          ==========        ==========   ==========   ==========   ========   ========   ========
 Average broker commission rate
   paid(h)..............................  $   0.0481        $   0.0436          N/A          N/A        N/A       N/A         N/A
                                          ==========        ==========   ==========   ==========   ========   ========   ========

                                             YEAR ENDED DECEMBER 31,
                                          ------------------------------
                                            1990       1989       1988
                                          --------   --------   --------
Net asset value, beginning of period....  $  14.53   $  12.79   $  11.47
Income from investment operations:
 Net investment income..................      0.26       0.40       0.26
 Net gains on securities
   (both realized and
   unrealized)..........................      0.01       3.58       2.07
                                          --------   --------   --------
 Total from investment operations.......      0.27       3.98       2.33
                                          --------   --------   --------
Less distributions:
 Dividends from net investment income...     (0.26)     (0.43)     (0.26)
 Distributions from net realized capital
   gains................................     (0.79)     (1.81)     (0.75)
                                          --------   --------   --------
 Total distributions....................     (1.05)     (2.24)     (1.01)
                                          --------   --------   --------
Net asset value, end
 of period..............................  $  13.75   $  14.53   $  12.79
                                          ========   ========   ========
Total return(c).........................      1.88%     31.54%     20.61%
                                          ========   ========   ========
Ratios/supplemental data:
 Net assets, end of period
   (000s omitted).......................  $ 86,565   $ 76,444   $ 60,076
                                          ========   ========   ========
 Ratio of expenses to average net
   assets(d)............................      1.21%      1.00%      1.00%
                                          ========   ========   ========
 Ratio of net investment income to
   average net assets(g)................      1.87%      2.65%      1.98%
                                          ========   ========   ========
 Portfolio turnover rate................       131%       152%       124%
                                          ========   ========   ========
 Average broker commission rate
   paid(h)..............................       N/A        N/A        N/A
                                          ========   ========   ========

---------------

(a) The Fund changed investment advisors on June 30, 1992.
(b) Calculated using average shares outstanding.
(c) Total returns do not deduct sales charges.
(d) Ratios of expenses to average net assets prior to reduction of advisory fees were 1.06%, 1.13%, 1.13%, 1.23%, 1.09% and 1.08% for 1997, 1996, 1995,
    1990-1988, respectively.
(e) Ratios are based on average net assets of $6,039,532,925.
(f) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have been the same.
(g) Ratios of net investment income to average net assets prior to reduction of advisory fees were 0.55%, 1.63%, 0.73%, 1.85%, 2.56% and 1.90% for 1997,
    1996, 1995, 1990-1988, respectively.
(h) The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

  The following per share data, ratios and supplemental data for the Class B and Class C shares of AIM BALANCED FUND, AIM GLOBAL UTILITIES FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM MUNICIPAL BOND FUND, AIM SELECT GROWTH FUND and AIM VALUE FUND for the periods indicated have been audited by KPMG Peat Marwick LLP, independent auditors, whose unqualified reports on the Funds' financial statements and related notes appear in the Statement of Additional Information. This information should be read in conjunction with the Funds' financial statements included in the Statement of Additional Information.

                               AIM BALANCED FUND

                                                                  CLASS B SHARES                                 CLASS C SHARES
                                      ----------------------------------------------------------------------   ------------------
                                                   YEAR ENDED DECEMBER 31,                OCTOBER 18, 1993*     AUGUST 4, 1997*
                                      -------------------------------------------------           TO                   TO
                                        1997            1996        1995         1994     DECEMBER 31, 1993    DECEMBER 31, 1997
                                      --------        --------     -------      -------   ------------------   ------------------
Net asset value, beginning of
 period.............................  $  21.83        $  19.22     $ 14.62      $ 16.11         $16.69              $ 25.55
Income from investment operations:
 Net investment income..............      0.38            0.48        0.31         0.31           0.04                 0.16
 Net gains (losses) on securities
   (both realized and unrealized)...      4.68            2.99        4.61        (1.31)         (0.58)                1.01
                                      --------        --------     -------      -------         ------              -------
 Total from investment operations...      5.06            3.47        4.92        (1.00)         (0.54)                1.17
                                      --------        --------     -------      -------         ------              -------
Less distributions:
 Dividends from net investment
   income...........................     (0.37)          (0.38)      (0.32)       (0.27)         (0.04)               (0.19)
 Distributions from net realized
   capital gains....................     (0.77)          (0.48)         --        (0.22)            --                (0.77)
                                      --------        --------     -------      -------         ------              -------
 Total distributions................     (1.14)          (0.86)      (0.32)       (0.49)         (0.04)               (0.96)
                                      --------        --------     -------      -------         ------              -------
Net asset value, end of period......  $  25.75        $  21.83     $ 19.22      $ 14.62         $16.11              $ 25.76
                                      ========        ========     =======      =======         ======              =======
Total return(a).....................     23.42%          18.28%      33.93%       (6.23)%        (3.23)%               4.67%
                                      ========        ========     =======      =======         ======              =======
Ratios/supplemental data:
 Net assets, end of period (000s
   omitted).........................  $486,506        $237,082     $72,634      $20,245         $2,754              $ 9,394
                                      ========        ========     =======      =======         ======              =======
 Ratio of expenses to average net
   assets...........................      1.79%(b)(c)     1.97%       2.21%(d)     1.98%(e)         2.83%(f)           1.78%(c)(g)
                                      ========        ========     =======      =======         ======              =======
 Ratio of net investment income to
   average net assets...............      1.67%(b)        2.15%       2.03%(d)     2.34%(e)         1.15%(f)           1.68%(g)
                                      ========        ========     =======      =======         ======              =======
 Portfolio turnover rate............        66%             72%         77%          76%           233%                  66%
                                      ========        ========     =======      =======         ======              =======
 Average broker commission rate
   paid(h)..........................  $ 0.0570        $ 0.0558         N/A          N/A            N/A              $0.0570
                                      ========        ========     =======      =======         ======              =======

---------------
(a) Total returns do not deduct contingent deferred sales charges and are not annualized for periods of less than one year.
(b) Ratios are based on average net assets of $351,722,707.
(c) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have been the same.
(d) After waiver of advisory fees. Ratios of expenses and net investment income to average net assets prior to waiver of advisory fees are 2.23% and 2.01%, respectively.
(e) After waiver of advisory fees. Ratios of expenses and net investment income to average net assets prior to waiver of advisory fees are 2.45% and 1.87%, respectively.
(f) Annualized.
(g) Ratios are annualized and based on average net assets of $3,167,605.
(h) The average commission rate paid is the total brokerage commission paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased or sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.
 *  Date sales commenced.

                           AIM GLOBAL UTILITIES FUND

                                                                   CLASS B SHARES                             CLASS C SHARES
                                          -----------------------------------------------------------------  -----------------
                                                    YEAR ENDED DECEMBER 31,              SEPTEMBER 1, 1993*   AUGUST 4, 1997*
                                          --------------------------------------------           TO                 TO
                                           1997           1996       1995       1994     DECEMBER 31, 1993   DECEMBER 31, 1997
                                          -------        -------    -------    -------   ------------------  -----------------
Net asset value, beginning of period....  $ 16.01        $ 14.60    $ 11.84    $ 14.08        $ 15.30             $ 17.67
Income from investment operations:
 Net investment income..................     0.34           0.42       0.44       0.47           0.17                0.13
 Net gains (losses) on securities (both
   realized and unrealized).............     3.25           1.44       2.73      (2.19)         (0.98)               1.58
                                          -------        -------    -------    -------        -------             -------
 Total from investment operations.......     3.59           1.86       3.17      (1.72)         (0.81)               1.71
                                          -------        -------    -------    -------        -------             -------
Less distributions:
 Dividends from net investment income...    (0.35)         (0.45)     (0.41)     (0.49)         (0.17)              (0.13)
 Distributions from net realized capital
   gains................................    (0.01)            --         --         --          (0.24)              (0.01)
 Returns of capital.....................       --             --         --      (0.03)            --                  --
                                          -------        -------    -------    -------        -------             -------
 Total distributions....................    (0.36)         (0.45)     (0.41)     (0.52)         (0.41)              (0.14)
                                          -------        -------    -------    -------        -------             -------
Net asset value, end of period..........  $ 19.24        $ 16.01    $ 14.60    $ 11.84        $ 14.08             $ 19.24
                                          =======        =======    =======    =======        =======             =======
Total return(a).........................    22.74%         12.98%     27.16%    (12.35)%        (5.32)%              9.74%
                                          =======        =======    =======    =======        =======             =======
Ratios/supplemental data:
 Net assets, end of period (000s
   omitted).............................  $94,227        $79,530    $70,693    $42,568        $23,892               1,183
                                          =======        =======    =======    =======        =======             =======
 Ratio of expenses to average net
   assets...............................     1.91%(b)(c)    1.96%      1.97%      2.07%          1.99%(d)            1.90%(b)(c)(d)
                                          =======        =======    =======    =======        =======             =======
 Ratio of net investment income to
   average net assets...................     2.01%(b)       2.83%      3.44%      3.78%          3.38%(d)            2.02%(b)(d)
                                          =======        =======    =======    =======        =======             =======
 Portfolio turnover rate................       26%            48%        88%       101%            76%                 26%
                                          =======        =======    =======    =======        =======             =======
 Average broker commission rate
   paid(e)..............................  $0.0465        $0.0460        N/A        N/A            N/A             $0.0465
                                          =======        =======    =======    =======        =======             =======

---------------
(a) Total returns do not deduct contingent deferred sales charges and are not annualized for periods of less than one year.
(b) Ratios are based on average net assets of $83,218,352 and $378,512, respectively for Class B and Class C shares.
(c) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have been the same for Class B and 1.89% (annualized) for Class C.
(d) Annualized.
(e) The average commission rate paid is the total brokerage commission paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased or sold, which is required to be disclosed for fiscal year beginning September 1, 1995 and thereafter.
 *  Date sales commenced.

                              AIM HIGH YIELD FUND

                                                               CLASS B SHARES                                  CLASS C SHARES
                                  -------------------------------------------------------------------------  -------------------
                                                YEAR ENDED DECEMBER 31,                  SEPTEMBER 1, 1993*    AUGUST 4, 1997*
                                  ----------------------------------------------------           TO                  TO
                                     1997              1996         1995        1994     DECEMBER 31, 1993    DECEMBER 31, 1997
                                  ----------        ----------    --------    --------   ------------------   -----------------
Net asset value, beginning of
 period.........................  $     9.88        $     9.42    $   8.92    $  10.04        $  9.96              $ 10.04
Income from investment
 operations:
 Net investment income..........        0.83              0.85        0.85        0.87           0.32                 0.35
 Net gains (losses) on
   securities (both realized and
   unrealized)..................        0.28              0.47        0.52       (1.10)          0.07                 0.10
                                  ----------        ----------    --------    --------        -------              -------
 Total from investment
   operations...................        1.11              1.32        1.37       (0.23)          0.39                 0.45
                                  ----------        ----------    --------    --------        -------              -------
Less distributions:
 Dividends from net investment
   income.......................       (0.83)            (0.86)      (0.87)      (0.89)         (0.31)               (0.35)
                                  ----------        ----------    --------    --------        -------              -------
Net asset value, end of
 period.........................  $    10.16        $     9.88    $   9.42    $   8.92        $ 10.04              $ 10.14
                                  ==========        ==========    ========    ========        =======              =======
Total return(a).................       11.71%            14.68%      15.91%      (2.48)%         4.00%                4.49%
                                  ==========        ==========    ========    ========        =======              =======
Ratios/supplemental data:
 Net assets, end of period (000s
   omitted).....................  $1,647,801        $1,068,060    $557,926    $191,338        $31,264              $26,177
                                  ==========        ==========    ========    ========        =======              =======
 Ratio of expenses to average
   net assets...................        1.65%(b)(c)       1.68%       1.73%       1.80%          1.93%(d)             1.68%(b)(c)(d)
                                  ==========        ==========    ========    ========        =======              =======
 Ratio of net investment income
   to average net assets........        8.33%(b)          8.95        9.18%       9.27%          8.99%(d)             8.30%(b)(d)
                                  ==========        ==========    ========    ========        =======              =======
 Portfolio turnover rate........          80%               77%         61%         53%            53%                  80%
                                  ==========        ==========    ========    ========        =======              =======

---------------
(a) Total returns do not deduct contingent deferred sales charges and are not annualized for periods of less than one year.
(b) Ratios are based on average net assets of $1,345,322,915 and $10,445,598, respectively, for Class B and Class C shares.
(c) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have been the same for Class B and 1.66% (annualized) for Class C shares.
(d) Annualized.
 *  Date sales commenced.

                                AIM INCOME FUND

                                                                       CLASS B SHARES                            CLASS C SHARES
                                               ---------------------------------------------------------------   ---------------
                                                                                                  SEPTEMBER 7,      AUGUST 4,
                                                                                                     1993*            1997*
                                                           YEAR ENDED DECEMBER 31,                     TO              TO
                                               -----------------------------------------------    DECEMBER 31,    DECEMBER 31,
                                                 1997           1996        1995        1994          1993            1997
                                               --------        -------     -------     -------    ------------   ---------------
Net asset value, beginning of period.........  $   8.23        $  8.15     $  7.18     $  8.43      $  8.95          $  8.38
Income from investment operations:
 Net investment income.......................      0.48           0.50        0.53        0.52         0.19             0.19
 Net gains (losses) on securities (both
   realized and unrealized)..................      0.38           0.11        0.98       (1.23)       (0.34)            0.22
                                               --------        -------     -------     -------      -------          -------
 Total from investment operations............      0.86           0.61        1.51       (0.71)       (0.15)            0.41
                                               --------        -------     -------     -------      -------          -------
Less distributions:
 Dividends from net investment income........     (0.45)         (0.53)      (0.54)      (0.42)       (0.18)           (0.16)
 Distributions from net realized capital
   gains.....................................     (0.09)            --          --       (0.01)       (0.19)           (0.09)
 Returns of capital..........................        --             --          --       (0.11)          --               --
                                               --------        -------     -------     -------      -------          -------
 Total distributions.........................     (0.54)         (0.53)      (0.54)      (0.54)       (0.37)           (0.25)
                                               --------        -------     -------     -------      -------          -------
Net asset value, end of period...............  $   8.55        $  8.23     $  8.15     $  7.18      $  8.43          $  8.54
                                               ========        =======     =======     =======      =======          =======
Total return(a)..............................     10.89%          7.87%      21.72%      (8.46)%      (0.75)%           4.96%
                                               ========        =======     =======     =======      =======          =======
Ratios/supplemental data:
 Net assets, end of period (000s omitted)....  $125,871        $85,343     $44,304     $12,321      $ 3,602          $ 2,552
                                               ========        =======     =======     =======      =======          =======
 Ratio of expenses to average net assets.....      1.69%(b)(c)    1.80%       1.79%       1.83%(d)      1.75%(d)(e)   1.69%(b)(c)(e)
                                               ========        =======     =======     =======      =======          =======
 Ratio of net investment income to average
   net assets................................      5.80%(b)       6.30%       6.71%       6.69%(d)      6.24%(d)(e)    5.80%(b)(e)
                                               ========        =======     =======     =======      =======          =======
 Portfolio turnover rate.....................        54%            80%        227%        185%          99%              54%
                                               ========        =======     =======     =======      =======          =======

---------------

(a) Total returns do not deduct contingent deferred sales charges and are not annualized for periods of less than one year.
(b) Ratios are based on average net assets of $100,307,548 and $739,696, respectively, for Class B and Class C shares.
(c) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have been 1.68% for Class B and Class C shares.
(d) After expense reimbursements. Ratios of expenses and net investment income to average net assets prior to expense reimbursements were 2.04% and 2.50% (annualized) and 6.48% and 5.49% (annualized) for 1994 and 1993, respectively.
(e) Annualized.
 * Date sales commenced.

                        AIM INTERMEDIATE GOVERNMENT FUND

                                                                       CLASS B SHARES                           CLASS C SHARES
                                               ---------------------------------------------------------------  ---------------
                                                                                                  SEPTEMBER 7,     AUGUST 4,
                                                                                                     1993*           1997*
                                                           YEAR ENDED DECEMBER 31,                     TO             TO
                                               ------------------------------------------------   DECEMBER 31,   DECEMBER 31,
                                                 1997            1996        1995        1994         1993           1997
                                               --------        --------    --------    --------   ------------  ---------------
Net asset value, beginning of period.........  $   9.28        $   9.69    $   8.99    $  10.04     $ 10.44         $  9.33
Income from investment operations:
 Net investment income.......................      0.56            0.55        0.63        0.61        0.21            0.24
 Net gains (losses) on securities (both
   realized and unrealized)..................      0.17           (0.41)       0.70       (1.02)      (0.27)           0.10
                                               --------        --------    --------    --------     -------         -------
 Total from investment operations............      0.73            0.14        1.33       (0.41)      (0.06)           0.34
                                               --------        --------    --------    --------     -------         -------
Less distributions:
 Dividends from net investment income........     (0.53)          (0.51)      (0.59)      (0.50)      (0.20)          (0.22)
 Distributions from net realized capital
   gains.....................................        --              --          --       (0.04)      (0.14)             --
 Returns of capital..........................     (0.02)          (0.04)      (0.04)      (0.10)         --           (0.01)
                                               --------        --------    --------    --------     -------         -------
 Total distributions.........................     (0.55)          (0.55)      (0.63)      (0.64)      (0.34)          (0.23)
                                               --------        --------    --------    --------     -------         -------
Net asset value, end of period...............  $   9.46        $   9.28    $   9.69    $   8.99     $ 10.04         $  9.44
                                               ========        ========    ========    ========     =======         =======
Total return(a)..............................      8.16%           1.61%      15.22%      (4.13)%     (0.52)%          3.64%
                                               ========        ========    ========    ========     =======         =======
Ratios/supplemental data:
 Net assets, end of period (000s omitted)....  $ 89,265        $ 79,443    $ 61,300    $ 23,415     $ 6,160         $ 1,851
                                               ========        ========    ========    ========     =======         =======
 Ratio of expenses to average net assets
   (exclusive of interest expense)(b)........      1.76%(c)(d)     1.76%       1.86%       1.82%       1.71%(e)       1.76%(c)(d)(e)
                                               ========        ========    ========    ========     =======         =======
 Ratio of net investment income to average
   net assets(f).............................      6.01%(c)        6.00%       6.58%       6.56%       6.37%(e)       6.01%(c)(e)
                                               ========        ========    ========    ========     =======         =======
 Portfolio turnover rate.....................        99%            134%        140%        109%        110%             99%
                                               ========        ========    ========    ========     =======         =======
Borrowings for the period:
 Amount of debt outstanding at end of period
   (000s omitted)............................  $     --              --          --          --          --         $    --
 Average amount of debt outstanding during
   the period (000s omitted)(g)..............  $  2,215              --          --          --          --         $    25
 Average number of shares outstanding during
   the period (000s omitted)(g)..............     8,726              --          --          --          --              99
 Average amount of debt per share during the
   period....................................  $ 0.2537              --          --          --          --         $0.2537

---------------

(a) Total returns do not deduct contingent deferred sales charges and are not annualized for periods of less than one year.
(b) Ratio of expenses to average net assets prior to reduction of advisory fee and expense reimbursement for 1994 and 1993 were 1.87% and 2.18% (annualized), respectively.
(c) Ratios are based on average net assets of $81,024,622 and $931,755, respectively, for Class B and Class C shares.
(d) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have been the same.
(e) Annualized.
(f) Ratio of net investment income to average net assets prior to reduction of advisory fee and expense reimbursement for 1994 and 1993 were 6.50% and 5.90% (annualized), respectively.
(g) Averages computed on a daily basis.
 * Date sales commenced.

                            AIM MUNICIPAL BOND FUND

                                                                  CLASS B SHARES                             CLASS C SHARES
                                          --------------------------------------------------------------   ------------------
                                                   YEAR ENDED DECEMBER 31,            SEPTEMBER 1, 1993*    AUGUST 4, 1997*
                                          -----------------------------------------           TO                   TO
                                           1997           1996      1995      1994    DECEMBER 31, 1993    DECEMBER 31, 1997
                                          -------        -------   -------   ------   ------------------   ------------------
Net asset value, beginning of period....  $  8.19        $  8.31   $  7.78   $ 8.61         $ 8.71              $  8.30
Income from investment operations:
 Net investment income..................     0.36           0.37      0.39     0.39           0.14                 0.15
 Net gains (losses) on securities (both
   realized and unrealized).............     0.17          (0.13)     0.54    (0.78)          0.01                 0.04
                                          -------        -------   -------   ------         ------              -------
 Total from investment operations.......     0.53           0.24      0.93    (0.39)          0.15                 0.19
                                          -------        -------   -------   ------         ------              -------
Less distributions:
 Dividends from net investment income...    (0.36)         (0.36)    (0.37)   (0.38)         (0.13)               (0.14)
 Distributions from net realized capital
   gains................................       --             --        --    (0.03)         (0.11)                  --
 Returns of capital.....................       --             --     (0.03)   (0.03)         (0.01)                  --
                                          -------        -------   -------   ------         ------              -------
 Total distributions....................    (0.36)         (0.36)    (0.40)   (0.44)         (0.25)               (0.14)
                                          -------        -------   -------   ------         ------              -------
Net asset value, end of period..........  $  8.36        $  8.19   $  8.31   $ 7.78         $ 8.61              $  8.35
                                          =======        =======   =======   ======         ======              =======
Total return(a).........................     6.59%          2.99%    12.14%   (4.57)%         1.95%                2.36%
                                          =======        =======   =======   ======         ======              =======
Ratios/supplemental data:
 Net assets, end of period (000s
   omitted).............................  $47,185        $33,770   $21,478   $9,175         $2,319              $   825
                                          =======        =======   =======   ======         ======              =======
 Ratio of expenses to average net
   assets(b)............................     1.66%(c)(d)    1.61%     1.68%    1.67%          1.65%(e)             1.67%(c)(d)(e)
                                          =======        =======   =======   ======         ======              =======
 Ratio of net investment income to
   average net assets(b)................     4.38%(c)       4.49%     4.46%    4.83%          4.91%(e)             4.37%(c)(e)
                                          =======        =======   =======   ======         ======              =======
 Portfolio turnover rate................       24%            26%       36%      43%            24%                  24%
                                          =======        =======   =======   ======         ======              =======

---------------
(a) Total returns do not deduct contingent deferred sales charges and are not annualized for periods of less than one year.
(b) Ratios of expenses and net investment income to average daily net assets prior to expense reimbursements are 1.77%, 1.84% and 3.08% (annualized) and 4.37%, 4.66% and 3.48% (annualized) for 1995-1993, respectively.
(c) Ratios are based on average net assets of $39,861,298 and $367,550, respectively, for Class B and Class C shares.
(d) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have been the same.
(e)  Annualized.
 * Date sales commenced.

                             AIM SELECT GROWTH FUND

                                                                   CLASS B SHARES                                CLASS C SHARES
                                        --------------------------------------------------------------------   ------------------
                                                    YEAR ENDED DECEMBER 31,               SEPTEMBER 1, 1993*    AUGUST 4, 1997*
                                        -----------------------------------------------           TO                   TO
                                          1997            1996        1995       1994     DECEMBER 31, 1993    DECEMBER 31, 1997
                                        --------        --------    --------    -------   ------------------   -----------------
Net asset value, beginning of
 period...............................  $  14.32        $  12.77    $  10.21    $ 11.31        $ 12.83              $ 17.65
Income from investment operations:
 Net investment income (loss).........     (0.13)(a)       (0.05)      (0.08)(a)   (0.06)        (0.01)               (0.04)(a)
 Net gains (losses) on securities
   (both realized and unrealized).....      2.72            2.28        3.43      (0.61)         (0.14)               (0.70)
                                        --------        --------    --------    -------        -------              -------
 Total from investment operations.....      2.59            2.23        3.35      (0.67)         (0.15)               (0.74)
                                        --------        --------    --------    -------        -------              -------
Less distributions:
 Distributions from net realized
   capital gains......................     (1.93)          (0.68)      (0.79)     (0.43)         (1.37)               (1.93)
                                        --------        --------    --------    -------        -------              -------
 Total distributions..................     (1.93)          (0.68)      (0.79)     (0.43)         (1.37)               (1.93)
                                        --------        --------    --------    -------        -------              -------
Net asset value, end of period........  $  14.98        $  14.32    $  12.77    $ 10.21        $ 11.31              $ 14.98
                                        ========        ========    ========    =======        =======              =======
Total return(b).......................     18.50%          17.60%      33.00%     (5.88)%        (0.92)%              (3.86)%
                                        ========        ========    ========    =======        =======              =======
Ratios/supplemental data:
 Net assets, end of period (000s
   omitted)...........................  $356,186        $280,807    $138,034    $38,448        $11,053              $ 1,189
                                        ========        ========    ========    =======        =======              =======
 Ratio of expenses to average net
   assets.............................      1.99%(c)(d)     2.03%       2.13%      2.18%          1.91% (e)            1.95%(f)(g)
                                        ========        ========    ========    =======        =======              =======
 Ratio of net investment income (loss)
   to average net assets..............     (0.82)%(c)      (0.39)%     (0.65)%    (0.94)%        (0.72)%(e)            0.77%(f)
                                        ========        ========    ========    =======        =======              =======
 Portfolio turnover rate..............       110%             97%         87%       201%           192%                 110%
                                        ========        ========    ========    =======        =======              =======
 Average broker commission rate
   paid(h)............................  $ 0.0568        $ 0.0621         N/A        N/A            N/A              $0.0568
                                        ========        ========    ========    =======        =======              =======

---------------
(a)  Calculated using average shares outstanding.
(b) Total returns do not deduct contingent deferred sales charges and are not annualized for periods of less than one year.
(c)  Ratios are based on average net assets of $328,478,309 for Class B shares.
(d) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have been the same.
(e)  Annualized.
(f) Ratios are annualized and based on average net assets of $625,699 for Class C shares.
(g) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have been 1.94%.
(h) The average commission rate paid is the total brokerage commission paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased or sold, which is required to be disclosed for fiscal year beginning September 1, 1995 and thereafter.
 * Date sales commenced.

                                 AIM VALUE FUND

                                                                 CLASS B SHARES                                  CLASS C SHARES
                                    -------------------------------------------------------------------------   -----------------
                                                   YEAR ENDED DECEMBER 31,                  OCTOBER 18, 1993*    AUGUST 4, 1997*
                                    -----------------------------------------------------          TO                  TO
                                       1997              1996         1995         1994     DECEMBER 31, 1993   DECEMBER 31, 1997
                                    ----------        ----------   ----------    --------   -----------------   -----------------
Net asset value, beginning of
 period...........................  $    28.92        $    26.65   $    21.13    $  20.82        $ 21.80          $ 35.60
Income from investment operations:
 Net investment income............       (0.07)             0.20(a)      (0.01)        --           0.02            (0.01)
 Net gains (losses) on securities
   (both realized and
   unrealized)....................        6.68              3.38         7.12        0.51          (0.21)           (0.05)
                                    ----------        ----------   ----------    --------        -------          -------
 Total from investment
   operations.....................        6.61              3.58         7.11        0.51          (0.19)           (0.06)
                                    ----------        ----------   ----------    --------        -------          -------
Less distributions:
 Dividends from net investment
   income.........................          --             (0.21)          --          --          (0.02)              --
 Distributions from net realized
   capital gains..................       (3.64)            (1.10)       (1.59)      (0.20)         (0.77)           (3.64)
                                    ----------        ----------   ----------    --------        -------          -------
 Total distributions..............       (3.64)            (1.31)       (1.59)      (0.20)         (0.79)           (3.64)
                                    ----------        ----------   ----------    --------        -------          -------
Net asset value, end of period....  $    31.89        $    28.92   $    26.65    $  21.13        $ 20.82          $ 31.90
                                    ==========        ==========   ==========    ========        =======          =======
Total return(b)...................       22.96%            13.57%       33.73%       2.46%         (0.74)%          (0.08)%
                                    ==========        ==========   ==========    ========        =======          =======
Ratios/supplemental data:
 Net assets, end of period (000s
   omitted).......................  $6,831,796        $4,875,933   $2,860,531    $680,119        $63,215          $32,900
                                    ==========        ==========   ==========    ========        =======          =======
 Ratio of expenses to average net
   assets(c)......................        1.85%(d)(e)       1.94%        1.94%       1.90%          1.85%(f)         1.84%(d)(e)(f)
                                    ==========        ==========   ==========    ========        =======          =======
 Ratio of net investment income
   (loss) to average net
   assets(c)......................       (0.24)%(d)         0.82%       (0.08)%      0.00%         (0.46)%(f)       (0.23)%(d)(f)
                                    ==========        ==========   ==========    ========        =======          =======
 Portfolio turnover rate..........         137%              126%         151%        127%           177%             137%
                                    ==========        ==========   ==========    ========        =======          =======
 Average broker commission rate
   paid(g)........................  $   0.0481        $   0.0436          N/A         N/A            N/A          $0.0481
                                    ==========        ==========   ==========    ========        =======          =======

---------------

(a) Calculated using average shares outstanding.
(b) Total returns do not deduct contingent deferred sales charges and are not annualized for periods of less than one year.
(c) The ratios of expenses to average net assets prior to waiver of advisory fees were 1.87%, 1.96% and 1.96%, for 1997-1995, respectively, for Class B shares, and 1.86% for 1997 for Class C shares. The ratio of net investment income (loss) to average net assets prior to waiver of advisory fees were (0.26)%, 0.81% and (0.09%), for 1997-1995, respectively, for Class B shares and (0.25)% for 1997 for Class C shares.
(d) Ratios are based on average net assets of $5,962,133,311 for Class B and $15,391,746 for Class C, respectively.
(e) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have been the same for Class B shares, and 1.83% for Class C shares.
(f) Annualized.
(g) The average commission rate paid is the total brokerage commission paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased or sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.
 *  Date sales commenced.

  The following per share data, ratios and supplemental data for the Class A shares, Class B shares and AIM Cash Reserve Shares of AIM MONEY MARKET FUND for the years ended December 31, 1997, 1996, 1995 and 1994 and the period October 16, 1993 (date operations commenced) through December 31, 1993, and for the Class C shares for the period August 4, 1997 (date sales commenced) through December 31, 1997, have been audited by KPMG Peat Marwick LLP, independent auditors, whose unqualified report on the Fund's financial statements and related notes appears in the Statement of Additional Information. This information should be read in conjunction with the financial statements of AIM MONEY MARKET FUND included in the Statement of Additional Information.

 AIM MONEY MARKET FUND -- CLASS A, CLASS B, CLASS C AND AIM CASH RESERVE SHARES

                                                                 CLASS A SHARES
                                          -------------------------------------------------------------
                                                                                           OCTOBER 16,
                                                     YEAR ENDED DECEMBER 31,                 1993 TO
                                          ----------------------------------------------   DECEMBER 31,
                                            1997            1996       1995       1994         1993
                                          --------        --------   --------   --------   ------------
Net asset value, beginning of period....  $   1.00        $   1.00   $   1.00   $   1.00     $   1.00
Income from investment operations:
 Net investment income..................    0.0453          0.0433     0.0495     0.0337       0.0048
                                          --------        --------   --------   --------     --------
Less distributions:
 Dividends from net investment income...   (0.0453)        (0.0433)   (0.0495)   (0.0337)     (0.0048)
                                          --------        --------   --------   --------     --------
Net asset value, end of period..........  $   1.00        $   1.00   $   1.00   $   1.00     $   1.00
                                          ========        ========   ========   ========     ========
Total return(a).........................      4.63%           4.42%      5.06%      3.43%        2.27%
                                          ========        ========   ========   ========     ========
Ratios/supplemental data:
 Net assets, end of period (000s
   omitted).............................  $376,012        $287,905   $221,487   $148,886     $ 81,460
                                          ========        ========   ========   ========     ========
 Ratio of expenses to average net
   assets...............................      1.05%(b)(c)     1.07%      1.03%      0.97%(d)       1.00%(d)(e)
                                          ========        ========   ========   ========     ========
 Ratio of net investment income to
   average net assets...................      4.55%(b)        4.34%      4.91%      3.53%(d)       2.27%(d)(e)
                                          ========        ========   ========   ========     ========


                                          CLASS B SHARES
                                          --------

                                          YEAR ENDED DECEMBER 31,
                                          --------
                                            1997
                                          --------
Net asset value, beginning of period....  $   1.00
Income from investment operations:
 Net investment income..................    0.0378
                                          --------
Less distributions:
 Dividends from net investment income...   (0.0378)
                                          --------
Net asset value, end of period..........  $   1.00
                                          ========
Total return(a).........................      3.84%
                                          ========
Ratios/supplemental data:
 Net assets, end of period (000s
   omitted).............................  $116,058
                                          ========
 Ratio of expenses to average net
   assets...............................      1.80%(b)(c)
                                          ========
 Ratio of net investment income to
   average net assets...................      3.80%(b)
                                          ========

                                                                                             CLASS C
                                                                                              SHARES
                                                       CLASS B SHARES
                                          ---------------------------------------------     AUGUST 4,         --------
                                                                           OCTOBER 16,        1997*
                                           YEAR ENDED DECEMBER 31,
                                          ------------------------------   DECEMBER 31,    DECEMBER 31,       --------
                                            1996       1995       1994         1993            1997             1997
                                          --------   --------   --------   ------------    ------------       --------
Net asset value, beginning of period....  $   1.00   $   1.00   $   1.00     $   1.00        $   1.00         $   1.00
Income from investment operations:
 Net investment income..................    0.0360     0.0419     0.0259       0.0032          0.0158           0.0456
                                          --------   --------   --------     --------        --------         --------
Less distributions:
 Dividends from net investment income...   (0.0360)   (0.0419)   (0.0259)     (0.0032)        (0.0158)         (0.0456)
                                          --------   --------   --------     --------        --------         --------
Net asset value, end of period..........  $   1.00   $   1.00   $   1.00     $   1.00        $   1.00         $   1.00
                                          ========   ========   ========     ========        ========         ========
Total return(a).........................      3.66%      4.27%      2.62%        1.51%           3.92%            4.66%
                                          ========   ========   ========     ========        ========         ========
Ratios/supplemental data:
 Net assets, end of period (000s
   omitted).............................  $ 91,148   $ 69,857   $ 33,999     $  1,289        $  8,287         $344,117
                                          ========   ========   ========     ========        ========         ========
 Ratio of expenses to average net
   assets...............................      1.81%      1.78%      1.78%(f)       1.75%(e)(f)       1.80%(b)(c)(e)     1.05%(b)(c)
                                          ========   ========   ========     ========        ========         ========
 Ratio of net investment income to
   average net assets...................      3.60%      4.14%      3.14%(f)       1.54%(e)(f)       3.80%(b)(c)     4.55%(b)
                                          ========   ========   ========     ========        ========         ========


                                                   AIM CASH RESERVE SHARES
                                          ---------------------------------------------
                                                                           OCTOBER 16,
                                           YEAR ENDED DECEMBER 31,
                                          ------------------------------   DECEMBER 31,
                                            1996       1995       1994         1993
                                          --------   --------   --------   ------------
Net asset value, beginning of period....  $   1.00   $   1.00   $   1.00     $   1.00
Income from investment operations:
 Net investment income..................    0.0433     0.0493     0.0337       0.0048
                                          --------   --------   --------     --------
Less distributions:
 Dividends from net investment income...   (0.0433)   (0.0493)   (0.0337)     (0.0048)
                                          --------   --------   --------     --------
Net asset value, end of period..........  $   1.00   $   1.00   $   1.00     $   1.00
                                          ========   ========   ========     ========
Total return(a).........................      4.41%      5.04%      3.42%        2.27%
                                          ========   ========   ========     ========
Ratios/supplemental data:
 Net assets, end of period (000s
   omitted).............................  $315,470   $293,450   $359,952     $241,778
                                          ========   ========   ========     ========
 Ratio of expenses to average net
   assets...............................      1.08%      1.04%      0.99%(g)       1.00%(e)(g)
                                          ========   ========   ========     ========
 Ratio of net investment income to
   average net assets...................      4.32%      4.92%      3.49%(g)       2.27%(e)(g)
                                          ========   ========   ========     ========

---------------

(a) Does not deduct sales charges or contingent deferred sales charges, where applicable, and are annualized for periods less than one year.
(b) Ratios are based on average daily net assets as follows: Class A
    Shares - $340,257,685, Class B Shares - $119,512,069, Class C
    Shares - $5,256,063 and AIM Cash Reserve Shares - $372,492,695.
(c) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have been the same.
(d) Ratios of expenses and net investment income to average daily net assets prior to waiver of advisory fees are 1.06% and 3.44% for 1994 and 1.20% (annualized) and 2.07% (annualized) for 1993.
(e) Annualized.
(f) Ratios of expenses and net investment income to average daily net assets prior to waiver of advisory fees are 1.87% and 3.05% for 1994 and 1.95% (annualized) and 1.34% (annualized) for 1993.
(g) Ratios of expenses and net investment income to average daily net assets prior to waiver of advisory fees are 1.08% and 3.40% for 1994 and 1.20% (annualized) and 2.07% (annualized) for 1993.
 *  Date sales commenced.

--------------------------------------------------------------------------------

PERFORMANCE

  All advertisements of the Funds will disclose the maximum sales charge (including deferred sales charges) imposed on purchases of a Fund's shares. If any advertised performance data does not reflect the maximum sales charge (if any), such advertisement will disclose that the sales charge has not been deducted in computing the performance data, and that, if reflected, the maximum sales charge would reduce the performance quoted. See the Statement of Additional Information for further details concerning performance comparisons used in advertisements by the Funds. Further information regarding each Fund's performance is contained in that Fund's annual report to shareholders, which is available upon request and without charge.

  Each Fund's total return is calculated in accordance with a standardized formula for computation of annualized total return. Standardized total return for Class A shares reflects the deduction of a Fund's maximum front-end sales charge at the time of purchase. Standardized total return for Class B and Class C shares reflects the deduction of the maximum applicable contingent deferred sales charge on a redemption of shares held for the period.

  A Fund's total return shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. A cumulative total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical compounded annual rate of return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. BECAUSE AVERAGE ANNUAL RETURNS TEND TO EVEN OUT VARIATIONS IN THE FUND'S RETURN, INVESTORS SHOULD RECOGNIZE THAT SUCH RETURNS ARE NOT THE SAME AS ACTUAL YEAR-BY-YEAR RESULTS. To illustrate the components of overall performance, a Fund may separate its cumulative and average annual returns into income results and capital gains or losses.

  Yield is computed in accordance with standardized formulas described in the Statement of Additional Information and can be expected to fluctuate from time to time and is not necessarily indicative of future results. Accordingly, yield information may not provide a basis for comparison with investments which pay a fixed rate of interest for a stated period of time. Yield reflects investment income net of expenses over the relevant period attributable to a Fund share, expressed as an annualized percentage of the maximum offering price per share for Class A shares and net asset value per share for Class B shares and Class C shares, and AIM Cash Reserve Shares of AIM MONEY MARKET FUND.

  Yield is a function of the type and quality of a Fund's investments, the maturity of the securities held in a Fund's portfolio and the operating expense ratio of the Fund. A shareholder's investment in a Fund is not insured or guaranteed. These factors should be carefully considered by the investor before making an investment in a Fund. A tax-equivalent yield is calculated in the same manner as the standard yield with an adjustment for a stated, assumed tax rate. AIM MUNICIPAL BOND FUND may also demonstrate the effect of such tax-equivalent adjustments generally by comparing various yield levels with their corresponding tax-equivalent yields, given a stated tax rate.

  From time to time and in its discretion, AIM may waive all or a portion of its advisory fees and/or assume certain expenses of any Fund. Such practices will have the effect of increasing that Fund's yield and total return. The performance of each Fund will vary from time to time and past results are not necessarily representative of future results. A Fund's performance is a function of its portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses of the Fund as well as by general market conditions.

--------------------------------------------------------------------------------

ABOUT THE FUNDS

  The Funds are separate series of shares of the Trust, a Delaware business trust established on May 5, 1993 and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company (see "Organization of the Trust"). Each Fund has its own investment objective(s) and policies designed to meet specific investment goals, operates as a diversified portfolio and intends to be treated as a regulated investment company for federal income tax purposes.

  Each Fund invests in securities of different issuers and industry classifications (with the exception of AIM GLOBAL UTILITIES FUND which concentrates its investments in the utilities industry) in an attempt to spread and reduce the risks inherent in all investing. Each Fund continuously offers new shares for sale to the public, and stands ready to redeem its outstanding shares for cash at net asset value (subject, in certain circumstances, to a contingent deferred sales charge). See "How to Redeem Shares." AIM, the investment advisor for each Fund, continuously reviews and, from time to time, changes the portfolio holdings of each of the Funds in pursuit of each Fund's objective(s).

--------------------------------------------------------------------------------

INVESTMENT PROGRAMS

  The investment objective(s) of each Fund, except AIM HIGH YIELD FUND, are deemed to be fundamental policies which may not be changed without the approval of a majority of the Fund's outstanding shares (within the meaning of the 1940
Act). The Board of Trustees on behalf of AIM HIGH YIELD FUND is permitted to change the investment objective of that Fund without shareholder approval; however, shareholders will receive prior notice of any change in that Fund's investment objective. Individuals considering the purchase of shares of any Fund should recognize that there are risks in the ownership of any security and that no assurance can be given that any particular Fund will attain its investment objective(s).

  AIM BALANCED FUND. The Fund's objective is to achieve as high a total return to investors as possible, consistent with preservation of capital, by investing in a broadly diversified portfolio of high-yielding securities, including common stocks, preferred stocks, convertible securities and bonds. Although equity securities will be purchased primarily for capital appreciation and fixed income securities will be purchased primarily for income purposes, income and capital appreciation potential will be considered in connection with all investments. The Fund normally will have a minimum of 30% and a maximum of 70% of its total assets invested in equity securities and a minimum of 30% and a maximum of 70% of its total assets invested in (non-convertible) fixed income securities. Most of such fixed income securities will be rated Baa or better by Moody's Investors Service, Inc. ("Moody's") or BBB or better by Standard & Poor's Ratings Services ("S&P") or, if unrated, deemed to be of comparable quality by AIM, although the Fund may invest to a limited extent in lower-rated securities. The fixed income securities in which the Fund invests may include U.S. Government obligations, mortgage-backed securities, asset-backed securities, bank obligations, corporate debt obligations and unrated obligations, including those of foreign issuers. The Fund may, in pursuit of its objective, invest up to 10% of its total assets in debt securities rated lower than Baa by Moody's or BBB by S&P (or a comparable rating of any other nationally recognized statistical rating organizations "NRSROs") or unrated securities determined by AIM to be of comparable quality. These types of non-investment grade debt securities are commonly known as "junk bonds." During 1997, the Fund invested less than 5% of its net assets in below investment grade debt securities. See "Certain Investment Strategies and Policies -- Risk Factors Regarding Non-Investment Grade Debt Securities" for more information concerning the risk factors associated with investing in such securities.

  The Fund may also invest up to 25% of its total assets in convertible securities. Compliance with all of the above percentage requirements may limit the ability of the Fund to maximize total return. The actual percentage of the assets invested in equity and fixed income securities will vary from time to time, depending on the judgment of AIM as to general market and economic conditions and trends, yields and interest rates and changes in fiscal and monetary policies.

  AIM GLOBAL UTILITIES FUND. The Fund's objective is to achieve a high level of current income, and as a secondary objective the Fund seeks to achieve capital appreciation, by investing primarily in the common and preferred stocks of public utility companies. Under normal circumstances, at least 65% of the Fund's total assets will be invested in securities of public utility companies (either domestic or foreign). Public utility companies include companies that provide electricity, natural gas or water and other sanitary services to the public, and telephone or telegraph companies, and other companies providing public communications services. The Fund may also invest in developing utility technology companies and in holding companies which derive a substantial portion of their revenues from utility-related activities. Generally, a holding company will be considered to derive a substantial portion of its revenues from utility-related activities if such activities account for at least 40% of its revenues. The Fund may invest up to 25% of its total assets in convertible securities. When AIM deems it appropriate, the Fund may purchase bonds issued by the above types of companies, although investments in non-convertible bonds will not exceed 25% of the Fund's total assets. The Fund may invest up to 10% of its total assets in bonds rated lower than Baa by Moody's or BBB by S&P (or comparable ratings by other NRSROs) or unrated bonds which AIM determines to be of comparable quality. During 1997, the Fund invested less than 5% of its net assets in below investment grade debt securities. See "Certain Investment Strategies and Policies -- Risk Factors Regarding Non-Investment Grade Debt Securities" for more information concerning the risk factors associated with investing in such securities.

  The Fund may invest up to 80% of its total assets in foreign securities, including investments in American Depositary Receipts, European Depositary Receipts and other securities representing underlying securities of foreign issuers. Under normal market conditions, the Fund will be invested in securities of issuers located in at least four countries, one of which will be the United States, although for temporary defensive purposes it may invest 100% of its total assets in securities of United States issuers. In some foreign countries, utility companies are partially owned by government agencies. In some cases, foreign government agencies may have significant investments in businesses other than utility companies. Also, investments in securities of foreign issuers may involve other risks which are not ordinarily associated with investments in domestic issuers (see "Certain Investment Strategies and Policies -- Investments in Foreign Securities").

  In addition, investors should also be aware that the Fund may invest in companies located within emerging or developing countries. An "emerging or developing country" is a country in the initial stages of its industrial cycle. Investments in emerging or developing countries involve exposure to economic structures that are generally less diverse and mature and to political systems which can be expected to have less stability than those of more developed countries. Such countries may have relatively unstable governments, economies based on only a few industries, and securities markets which trade only a small number of securities. Historical experience indicates that markets of emerging or developing countries have been more volatile than the markets of more mature economies; such markets have also from time to time provided higher rates of return and greater risks to investors. AIM believes that these characteristics of emerging or developing countries can be expected to continue in the future.

  A portfolio of utility company securities is subject to a different degree of volatility than a more broadly diversified portfolio. Economic, operational or regulatory changes that affect utility companies will have a material impact upon the value of the securities that the Fund owns. Events that have no direct connection with companies whose securities are owned by the Fund may affect the prices of those securities, such as emergencies involving nuclear power plants. Moreover, a portfolio of utilities industry securities is subject to the risks unique to that industry, such as inflationary or other cost increases in fuel and operating expenses, possible increases in the interest costs of loans needed for capital construction programs, compliance with environmental regulations, possible adverse changes in the regulatory climate and availability of fuel sources. A description of the utilities industry is contained in the Statement of Additional Information.

  AIM HIGH YIELD FUND. The Fund's objective is to achieve a high level of current income by investing primarily in publicly traded non-investment grade debt securities. The Fund will also consider the possibility of capital growth when it purchases and sells securities. Debt securities of less than investment grade are considered "high risk" securities (commonly referred to as junk bonds).

  The Fund seeks high income principally by purchasing securities that are rated Baa, Ba or B by Moody's or BBB, BB or B by S&P, or securities of comparable quality in the opinion of AIM that are either unrated or rated by other NRSROs. The Fund may also hold, from time to time, securities rated Caa by Moody's or CCC by S&P, or, if unrated or rated by other NRSROs, securities of comparable quality as determined by AIM. It should be noted, however, that achieving the Fund's investment objective may be more dependent on the credit analysis of AIM, and less on that of credit rating agencies, than may be the case for funds that invest in more highly rated bonds. At least 80% of the value of the Fund's total assets will be invested in debt securities, including convertible debt securities, and/or cash and cash equivalents. At least 65% of the value of the Fund's assets will be invested in high yield debt securities. The Fund may also invest in preferred stocks.

  For a breakdown of the quality ratings of the Fund's investments as of December 31, 1997, see the chart on page 23.

  While the securities held by the Fund are expected to provide greater income and, possibly, opportunity for greater gain than investments in more highly rated securities, they may be subject to greater risk of loss of income and principal and are more speculative in nature. The Fund's yield and the net asset value of its shares may be expected to fluctuate over time. Therefore, an investment in the Fund may not be appropriate for some investors and should not constitute a complete investment program for others. See "Certain Investment Strategies and Policies -- Risk Factors Regarding Non-Investment Grade Debt Securities."

  The Fund may invest in both illiquid securities and securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933. See "Certain Investment Strategies and
Policies -- Illiquid Securities" for further information regarding such investments.

  AIM INCOME FUND. The Fund's objective is to achieve a high level of current income consistent with reasonable concern for safety of principal, by investing primarily in fixed rate corporate debt, U.S. Government obligations and U.S. Government Agency Mortgage-Backed Securities. The Fund may also invest in preferred stock issues and convertible corporate debt. In selecting portfolio securities the Fund will, in accordance with its concern for safety of principal, consider individual credit risks, but shareholders should recognize that the market value of even high quality long-term fixed rate securities will fluctuate with changes in interest rate levels. The percent of the Fund's assets in various types of securities will vary in light of the Fund's investment objective and existing market conditions.

  The Fund may invest up to 40% of its total assets in securities issued by foreign entities. Purchases of foreign securities which are payable in foreign currencies will be affected either favorably or unfavorably by changes in the value of the foreign currencies against the U.S. dollar. Investing in foreign securities payable in foreign currencies carries increased risk to the Fund (see "Certain Investment Strategies and Policies -- Investments in Foreign Securities" and " -- Foreign Exchange Transactions"). The Fund will maintain less than 35% of its net assets in debt securities rated below Baa/BBB by Moody's or S&P (or comparable ratings by other NRSROs) or unrated securities determined by AIM to be of comparable quality. These types of non-investment grade debt securities are commonly known as "junk bonds." See "Certain Investment Strategies and Policies -- Risk Factors Regarding Non-Investment Grade Debt Securities."

  For a breakdown of the quality ratings of the Fund's investments as of December 31, 1997, see the chart on page 23.

  Ordinarily, the Fund does not purchase securities with the intention of engaging in short-term trading. However, any particular security will be sold, and the proceeds reinvested, whenever such action is deemed prudent in light of the Fund's investment objectives, regardless of the holding period of that security. The Fund will not necessarily dispose of a security because of a reduction in rating. A higher rate of portfolio turnover may result in higher transaction costs, including brokerage commissions. Also, to the extent that higher portfolio turnover results in a higher rate of net realized capital gains to a Fund, the portion of the Fund's distributions constituting taxable capital gains may increase. See "Dividends, Distributions and Tax Matters."

  AIM INTERMEDIATE GOVERNMENT FUND. The Fund's objective is to achieve a high level of current income consistent with reasonable concern for safety of principal by investing, under normal circumstances, at least 65% of its total assets in debt securities issued, guaranteed or otherwise backed by the United States Government. The Government securities which may be purchased by the Fund include but are not limited to (1) U.S. Treasury obligations such as Treasury Bills (maturities of one year or less), Treasury Notes (maturities of one to ten years) and Treasury Bonds (generally maturities of greater than ten years) and
(2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities ("Agency Securities") which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury, such as obligations of the Government National Mortgage Association ("GNMA"), (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, such as obligations of the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Banks and the U.S. Postal Service, or (c) the credit of the agency or instrumentality, such as obligations of the Federal Home Loan Mortgage Corporation ("FHLMC") and Federal Farm Credit System. Although their close relationship with the U.S. Government is believed to make them high-quality securities with minimal credit risks, the U.S. Government is not obligated by law to support either FNMA or FHLMC. Accordingly, such securities may involve risk of loss of principal and interest; however, historically there have not been any defaults of such issues. For a listing of some of the types of Agency Securities in which the Fund may invest, see Appendix B to this Prospectus. The Fund may also invest in U.S. Government Agency Mortgage-Backed Securities. Mortgage-backed securities consist of interests in underlying mortgages with maturities of up to thirty years.

  The Fund purchases primarily fixed-rate securities, including but not limited to high coupon U.S. Government Agency Mortgage-Backed Securities, which provide a higher coupon at the time of purchase than the then prevailing market rate yield. The prices of high coupon U.S. Government Agency Mortgage-Backed Securities do not tend to rise as rapidly as those of traditional fixed-rate securities at times when interest rates are decreasing, and tend to decline more slowly at times when interest rates are increasing. The Fund may purchase such securities at a premium, which means that a faster principal prepayment rate than expected will reduce the market value of and income from such securities, while a slower prepayment rate will tend to increase the market value of and income from such securities.

  The composition and weighted average maturity of the Fund's portfolio will vary from time to time, based upon AIM's determination of how best to achieve the Fund's investment objective. The Fund may invest in Government securities of all maturities, short-term, intermediate-term and long-term. The Fund will maintain a dollar-weighted average portfolio maturity of between three and ten years. This policy regarding portfolio maturity is a non-fundamental policy of the Fund.

  AIM MONEY MARKET FUND. The Fund's objective is to provide as high a level of current income as is consistent with the preservation of capital and liquidity. The Fund intends to invest in money market instruments such as bankers' acceptances, certificates of deposit, repurchase agreements, master notes, time deposits, taxable municipal securities and commercial paper, all of which will be denominated in U.S. dollars (referred to collectively as "Money Market Instruments") and U.S. Government direct obligations and U.S. Government agencies' securities. Bankers' acceptances, certificates of deposit and time deposits may be purchased from U.S. or foreign banks. Certain types of Money Market Instruments are briefly described in Appendix A to this Prospectus and in the Statement of Additional Information.

  The Fund may invest in other types of Money Market Instruments not prohibited by its investment restrictions, if approved by the trustees. The Fund will not invest in instruments maturing more than 397 days from the date of investment, and will maintain a dollar-weighted average portfolio maturity of 90 days or less.

  The Fund will limit investments in Money Market Instruments to those which at the date of purchase are "First Tier" securities as defined in Rule 2a-7 under the 1940 Act, as such Rule may be amended from time to time. Generally, "First Tier" securities are securities that are rated in the highest rating category by two NRSROs, or, if only rated by one NRSRO, are rated in the highest rating category by that NRSRO, or, if unrated, are determined by AIM (under the supervision of and pursuant to guidelines established by the Board of Trustees) to be of comparable quality to a rated security that meets the foregoing quality standards, or that are issued by a registered investment company that is a money market fund or are government securities.

  The Fund must also comply with the requirements of Rule 2a-7 under the 1940 Act, which govern the operations of money market funds and may be more restrictive than the Fund's restrictions. If any of the Fund's policies and restrictions are more restrictive than Rule 2a-7, such policies and restrictions will be followed.

  The Fund will normally hold portfolio securities to maturity but may dispose of such securities prior to maturity if AIM believes such disposition advisable. Investing in Money Market Instruments of short maturity and/or actively managing its portfolio will result in a large number of transactions, but since the costs of these transactions are small, they are not expected to have a significant effect on net asset value or yield.

  AIM MUNICIPAL BOND FUND. The Fund's objective is to achieve a high level of current income exempt from federal income taxes consistent with the preservation of principal by investing in a diversified portfolio of municipal bonds. These investments may include obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and instrumentalities, the interest from which, in the opinion of bond counsel, is exempt from federal income tax.

  Municipal bonds include debt obligations of varying maturities issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the obtaining of funds for general operating expenses and the lending of such funds to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities ("private activity bonds"). Such obligations are considered to be municipal bonds appropriate for investment by the Fund, provided that the interest paid thereon, in the opinion of bond counsel, is exempt from federal income taxes. As used in this Prospectus and the Statement of Additional Information, interest which is "tax-exempt" or "exempt from federal income taxes" means interest on municipal bonds which is excluded from gross income for federal income tax purposes, but which may give rise to federal alternative minimum tax liability. The principal and interest payments on private activity bonds (such as industrial development or pollution control bonds) are the responsibility of the industrial user and, therefore, are not backed by the taxing power of the issuing municipality. Such obligations are included within the term municipal bonds if the interest paid thereon qualifies for exemption from federal income tax, but the interest on private activity bonds will be considered to be an item of preference for purposes of alternative minimum tax liability under the Internal Revenue Code of 1986, as amended (the "Code"). See "Tax Matters" in the Statement of Additional Information. The Fund will invest at least 80% of its total invested assets in securities that do not pay interest subject to federal income taxes and that do not constitute an item of preference for purposes of the alternative minimum tax. Securities in which the Fund invests may be insured by financial insurance companies. Since a limited number of entities provide such insurance, the Fund may invest more than 25% of its total assets in securities insured by the same insurance company.

  In addition, the Fund will invest at least 80% of its total invested assets in municipal bonds. At least 80% of the Fund's total assets will be invested in municipal securities rated within the four highest ratings of Moody's, S&P or any other NRSRO. The Fund may invest up to 20% of its total assets in municipal securities that are rated below Baa/BBB (or a comparable rating of any other NRSRO) or that are unrated. For purposes of the foregoing percentage limitations, municipal securities (i) which have been collateralized with U.S. Government obligations held in escrow until the municipal securities' scheduled redemption date or final maturity, but (ii) which have not been rated by a NRSRO subsequent to the date of escrow collateralization, will be treated by the Fund as the equivalent of Aaa/AAA rated securities. During 1997, the Fund invested less than 5% of its net assets in below investment grade debt securities. See "Certain Investment Strategies and Policies -- Risk Factors Regarding Non-Investment Grade Debt Securities" for more information concerning the risk factors associated with investing in such securities.

  Since the Fund invests primarily in municipal obligations, the marketability and market value of these obligations may be affected by certain constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives as well as regional economies. The ability of the Fund to achieve its objective is affected by the ability of municipal issuers to meet their payment obligations. Problems which may arise in the foregoing areas and which are not resolved could adversely affect the various municipal issuers' abilities to meet their financial obligations.

  The Fund may invest in short-term obligations, including taxable investments, to establish a defensive position in anticipation of a market decline with a corresponding rise in interest rates. Such short-term obligations include notes issued by or on behalf of municipal issuers, obligations of the U.S. Government, its agencies or instrumentalities, instruments of domestic banks, domestic commercial paper and other cash equivalent investments. Interest income from certain short-term holdings may be taxable to shareholders as ordinary income.

  AIM SELECT GROWTH FUND. The Fund's objective is to achieve long-term growth of capital by investing primarily in the common stocks of established medium- to large-size companies with prospects for above-average, long-term earnings growth. Realization of current income is an incidental consideration.

  It is anticipated that common stocks will be the principal form of investment by the Fund, and that the Fund's portfolio will include securities of three basic categories: (1) "core" companies, which AIM considers to have experienced above-average and consistent long-term growth in earnings and to have excellent prospects for outstanding future growth, (2) "earnings acceleration" companies, which AIM believes are currently enjoying a dramatic increase in profits, and
(3) companies whose securities are judged by AIM to be undervalued relative to
(i) the issuing company's current or projected earnings, (ii) current market values of the issuing company's assets, or (iii) the equity market generally.

  AIM VALUE FUND. The Fund's objective is to achieve long-term growth of capital by investing primarily in equity securities judged by the Fund's investment advisor to be undervalued relative to the investment advisor's appraisal of the current or projected earnings of the companies issuing the securities, or relative to current market values of assets owned by the companies issuing the securities or relative to the equity market generally. Income is a secondary objective and would be satisfied principally from the income (interest and dividends) generated by the common stocks, convertible bonds and convertible preferred stocks that make up the Fund's portfolio. The Fund should not be purchased by those who seek income as their primary investment objective.

  In addition to the securities described above, the Fund may also acquire preferred stocks and debt instruments having prospects for growth of capital. Although these different types of securities can be expected to generate amounts of income to satisfy the Fund's secondary objective, they will be purchased for their potential for growth of capital.

  The primary emphasis of AIM's search for undervalued equity securities is in four categories: (1) out-of-favor cyclical growth companies; (2) established growth companies that are undervalued compared to historical relative valuation parameters; (3) companies where there is early but tangible evidence of improving prospects which are not yet reflected in the price of the company's equity securities; and (4) companies whose equity securities are selling at prices that do not reflect the current market value of their assets and where there is reason to expect realization of this potential in the form of increased equity values.

  Because AIM VALUE FUND invests in equity securities judged by the Fund's investment advisor to be undervalued relative to the investment advisor's appraisal of the current or projected earnings of the companies issuing such securities, investors should carefully assess the risks associated with an investment in the Fund.

  PORTFOLIO RATINGS. During 1997, the percentage of average annual assets of AIM HIGH YIELD FUND and AIM INCOME FUND, calculated on a dollar weighted basis, which was invested in securities within the various rating categories (based on the higher of Standard and Poor's Corporation and Moody's Investors Service, Inc. ratings as described in Appendix C), and in unrated securities determined to be of comparable quality, was as follows:

                                                               AIM HIGH         AIM INCOME
                                                              YIELD FUND           FUND
                                                              ----------        ----------
AAA/Aaa.....................................................     5.94%            14.01%
AA/Aa.......................................................     0.01%            10.79%
A/A.........................................................     1.34%            20.73%
BBB/Baa.....................................................     0.36%            22.09%
BB/Ba.......................................................    11.13%            11.22%
B/B.........................................................    60.58%            11.70%
CCC/Caa.....................................................    12.22%             0.37%
CC/Ca.......................................................     0.21%                0%
C/C.........................................................        0%                0%
Not rated...................................................     8.21%             3.09%
                                                                ------            ------
     Total Average Annual Assets............................      100%              100%

--------------------------------------------------------------------------------

CERTAIN INVESTMENT STRATEGIES AND POLICIES

  In pursuit of its objectives and policies, one or more of the Funds may employ one or more of the following strategies in order to enhance investment results:

  CASH MANAGEMENT AND TEMPORARY DEFENSIVE INVESTMENTS. A portion of each Fund's assets may be held from time to time in cash, repurchase agreements, commercial paper, taxable municipal securities or other Money Market Instruments when such positions are deemed advisable in light of economic conditions or for daily cash management purposes. In addition, each of the Funds may invest for temporary defensive purposes all or a substantial portion of its assets in the foregoing types of investments, although AIM MONEY MARKET FUND invests exclusively in Money Market Instruments. None of the Funds (except AIM MONEY MARKET FUND) is limited to investing in Money Market Instruments which are "First Tier" securities as defined in Rule 2a-7 under the 1940 Act. To the extent that a Fund (other than AIM MONEY MARKET FUND) invests in the foregoing types of investments, its ability to achieve its investment objective may be adversely affected.

  SECURITIES ISSUED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS. (All Funds). Each Fund may purchase securities on a "when-issued" basis, that is, delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued (normally within forty-five days after the date of the transaction). Each Fund also may purchase or sell securities on a delayed delivery basis. AIM Intermediate Government Fund may engage in buy/sell back transactions (a form of delayed delivery agreement). In a buy/sell back transaction, the Fund enters a trade to sell securities at one price and simultaneously enters a trade to buy the same securities at another price for settlement at a future date. The payment obligation and the interest rate that will be received on the delayed delivery securities are fixed at the time the buyer enters into the commitment. A Fund will only make commitments to purchase when-issued or delayed delivery securities with the intention of actually acquiring such securities, but the Fund may sell these securities before the settlement date if it is deemed advisable.

  Investment in securities on a when-issued or delayed delivery basis may increase a Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must engage in portfolio transactions in order to honor a when-issued or delayed delivery commitment. In a delayed delivery transaction, the Fund relies on the other party to complete the transaction. If the transaction is not completed, the Fund may miss a price or yield considered to be advantageous. A Fund will employ techniques designed to reduce such risks. If a Fund purchases a when-issued security, the Fund's custodian bank will segregate liquid assets in an amount equal to the when-issued commitment. If the market value of such securities declines, additional liquid assets will be segregated on a daily basis so that the market value of the segregated assets will equal the amount of the Fund's when-issued commitments. To the extent liquid assets are segregated, they will not be available for new investments or to meet redemptions. Securities purchased on a delayed delivery basis may require a similar segregation of liquid assets. For a more complete description of when-issued securities and delayed delivery transactions see the Statement of Additional Information.

  DOLLAR ROLL TRANSACTIONS. (AIM INCOME FUND and AIM INTERMEDIATE GOVERNMENT FUND only.) In order to enhance portfolio returns and manage prepayment risks, AIM INCOME FUND and AIM INTERMEDIATE GOVERNMENT FUND may engage in dollar roll transactions with respect to mortgage securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, a Fund sells a mortgage security held in the portfolio to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, a Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for a Fund exceeding the yield on the sold security.

  Dollar roll transactions involve the risk that the market value of the securities retained by a Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. A Fund will not purchase additional securities when any borrowings from banks exceed 5% of the Fund's total assets. For further information regarding reverse repurchase agreements see the Statement of Additional Information.

  BORROWING. Each of the Funds may borrow money to a limited extent from banks (including the Funds' custodian bank) for temporary or emergency purposes subject to the limitations under the 1940 Act. The Funds will restrict borrowings, reverse repurchase agreements and dollar roll transactions to an aggregate of 33- 1/3% of each Fund's respective total assets at the time of the transaction. None of the Funds will purchase additional securities when borrowings exceed 5% of its respective total assets.

  INVESTMENT IN OTHER INVESTMENT COMPANIES. Each of the Funds is permitted to invest in other investment companies to the extent permitted by the 1940 Act, and rules and regulations thereunder, and, if applicable, exemptive orders granted by the SEC.

  STOCK INDEX FUTURES CONTRACTS, RELATED OPTIONS, AND OPTIONS ON SECURITIES INDEXES. (AIM BALANCED FUND, AIM GLOBAL UTILITIES FUND, AIM SELECT GROWTH FUND and AIM VALUE FUND ("Equity Funds")). INTEREST RATE FUTURES CONTRACTS AND RELATED OPTIONS. (AIM BALANCED FUND, AIM GLOBAL UTILITIES FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND and AIM MUNICIPAL BOND FUND ("Debt Funds")). Each of the Equity Funds may purchase and sell stock index futures contracts or purchase and sell options thereon in order to hedge the value of their respective portfolios against changes in market conditions. Similarly, each of the Debt Funds may purchase and sell interest rate futures contracts or purchase and sell options thereon in order to hedge the value of their respective portfolios against changes in market conditions. A stock index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar or other currency amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks in the index is made. An interest rate futures contract is an agreement between two parties to buy and sell a debt security for a set price on a future date. Generally, a Fund may elect to close a position in a futures contract by taking an opposite position which will operate to terminate the Fund's position in the futures contract.

  There are risks associated with investments in stock index futures contracts, interest rate futures contracts, and options on such contracts. During certain market conditions, purchases and sales of futures contracts may not completely offset a decline or rise in the value of a Fund's portfolio. In the futures markets, it may not always be possible to execute a buy or sell order at the desired price, or to close out an open position due to market conditions, limits on open positions and/or daily price fluctuations. Changes in the market value of a Fund's portfolio may differ substantially from the changes anticipated by the Fund when hedged positions were established and unanticipated price movements in a futures contract may result in a loss substantially greater than a Fund's initial investment in such contract. Successful use of futures contracts and related options is dependent upon AIM's ability to predict correctly movements in the direction of the applicable markets. No assurance can be given that AIM's judgment in this respect will be correct.

  In addition, each of the Equity Funds may purchase put options or write call options on securities indexes for the purpose of providing a partial hedge against a decline in the value of their respective portfolio securities. The premium paid for a put option plus any transaction costs for a put or call option will reduce the benefit, if any, realized by the Fund upon exercise or liquidation of the option. Unless the level of the securities index changes by an amount in excess of the premium paid, the put option may expire without value to the Fund.

  Options are subject to certain risks, including the risk of imperfect correlation between the value of the option and the applicable Fund's other investments and the risk that there may not be a liquid secondary market for the option when the Fund seeks to hedge against adverse market movements. This may cause the Fund to lose the entire premium on purchased options or reduce its ability to effect closing transactions at favorable prices.

  No Fund may purchase or sell futures contracts, purchase or sell related options, or purchase or sell options or securities indexes if, immediately thereafter, the sum of the amount of margin deposits and premiums on open positions with respect to futures contracts, related options and options on securities indexes would exceed 5% of the market value of a Fund's total assets. See the Statement of Additional Information for a description of a Fund's investments in futures contracts and options on futures contracts, including certain additional risks.

  ILLIQUID SECURITIES. Each Fund may invest up to 15% of its net assets (10% of the net assets of AIM MONEY MARKET FUND) in securities that are illiquid. Illiquid securities include securities that have no readily available market quotations and cannot be disposed of promptly (within seven days) in the normal course of business at a price at which they are valued. Illiquid securities may include securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933. Restricted securities may, in certain circumstances, be resold pursuant to Rule 144A, and thus may or may not constitute illiquid securities. Limitations on the resale of restricted securities may have an adverse effect on their marketability, which may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale, and the risk of substantial delays in effecting such registrations. The Trust's Board of Trustees is responsible for developing and establishing guidelines and procedures for determining the liquidity of Rule 144A restricted securities on behalf of the Funds and monitoring AIM's implementation of the guidelines and procedures.

  RISK FACTORS REGARDING NON-INVESTMENT GRADE DEBT SECURITIES. AIM HIGH YIELD FUND, and to a lesser extent AIM BALANCED FUND, AIM GLOBAL UTILITIES FUND, AIM INCOME FUND and AIM MUNICIPAL BOND FUND, seek to meet their respective investment objectives by investing in non-investment grade debt securities, commonly known as "junk bonds." While generally providing greater income and opportunity for gain, non-investment grade debt securities may be subject to greater risks than higher-rated securities. Economic downturns tend to disrupt the market for junk bonds and adversely affect their values. Such economic downturns may be expected to result in increased price volatility for junk bonds and of the value of shares of the above-named Funds, and increased issuer defaults on junk bonds.

  In addition, many issuers of junk bonds are substantially leveraged, which may impair their ability to meet their obligations. In some cases, junk bonds are subordinated to the prior payment of senior indebtedness, which potentially limits a Fund's ability to fully recover principal or to receive payments when senior securities are subject to a default.

  The credit rating of a junk bond does not necessarily address its market value risk, and ratings may from time to time change to reflect developments regarding the issuer's financial condition. Junk bonds have speculative characteristics which are likely to increase in number and significance with each successive lower rating category.

  When the secondary market for junk bonds becomes more illiquid, or in the absence of readily available market quotations for such securities, the relative lack of reliable objective data makes it more difficult for the trustees to value a Fund's securities, and judgment plays a more important role in determining such valuations. Increased illiquidity in the junk bond market also may affect a Fund's ability to dispose of such securities at desirable prices.

  In the event a Fund experiences an unexpected level of net redemptions, the Fund could be forced to sell its junk bonds without regard to their investment merits, thereby decreasing the asset base upon which the Fund's expenses can be spread and possibly reducing the Fund's rate of return. Prices of junk bonds have been found to be less sensitive to fluctuations in interest rates, and more sensitive to adverse economic changes and individual corporate developments than those of higher-rated debt securities.

  REAL ESTATE INVESTMENT TRUSTS ("REITS"). To the extent consistent with their respective investment objectives and policies, AIM BALANCED FUND, AIM GLOBAL UTILITIES FUND and AIM VALUE FUND may each invest up to 25% of its total assets and AIM INCOME FUND and AIM HIGH YIELD FUND may each invest up to 10% of its net assets in equity and/or debt securities issued by REITs.

  REITs are trusts which sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the Southeastern United States, or both.

  To the extent that a Fund has the ability to invest in REITs, such Fund could conceivably own real estate directly as a result of a default on the securities it owns. A Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

  In addition to the risks described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to maintain exemption from the 1940 Act. Changes in interest rates may also affect the value of debt securities held by a Fund. By investing in REITs indirectly through a Fund, a shareholder will bear not only his/her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

  INVESTMENTS IN FOREIGN SECURITIES. (All Funds except AIM INTERMEDIATE GOVERNMENT FUND and AIM MUNICIPAL BOND FUND). Each Fund may invest up to 25% of its total assets (up to 20% for AIM BALANCED FUND, 40% for AIM INCOME FUND, 50% for AIM MONEY MARKET FUND and 80% for AIM GLOBAL UTILITIES FUND) in foreign securities, although AIM MONEY MARKET FUND may only invest in foreign securities denominated in U.S. dollars. To the extent it invests in securities denominated in foreign currencies, each Fund bears the risks of changes in the exchange rates between U.S. currency and the foreign currency, as well as the availability and status of foreign securities markets. Each Fund (other than AIM MONEY MARKET FUND) may invest in securities of foreign issuers which are in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), or other securities representing underlying securities of foreign issuers, and such investments are treated as foreign securities for purposes of percentage limitations on investments in foreign securities. For a discussion of the risks pertaining to investments in foreign securities. See "Risk Factors Regarding Foreign Securities" below.

  FOREIGN EXCHANGE TRANSACTIONS. (All Funds except AIM INTERMEDIATE GOVERNMENT FUND, AIM MONEY MARKET FUND and AIM MUNICIPAL BOND FUND). Each Fund has authority to deal in foreign exchange between currencies of the different countries in which it will invest either for the settlement of transactions or as a hedge against possible variations in the foreign exchange rates between those currencies. This may be accomplished through direct purchases or sales of foreign currency, purchases of options on futures contracts with respect to foreign currency, and contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) at a price set at the time of the contract. Such contractual commitments may be forward contracts entered into directly with another party or exchange traded futures contracts.

  The Funds may purchase and sell options on futures contracts, forward contracts or futures contracts which are denominated in a particular foreign currency to hedge the risk of fluctuations in the value of another currency. Each Fund's dealings in foreign exchange will be limited to hedging foreign currency exposure and may involve either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of foreign currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase or sale of its portfolio securities, the sale and redemption of shares of the Fund, or the payment of dividends and distributions by the Fund. Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions (or underlying portfolio security positions, such as in an ADR) denominated or quoted in a foreign currency. The Funds will not speculate in foreign exchange. No Fund will commit a larger percentage of its total assets to foreign exchange hedges than the percentage of its total assets which it could invest in foreign securities. Further information concerning futures contracts and related options is set forth above.

  RISK FACTORS REGARDING FOREIGN SECURITIES. Investments by a Fund in foreign securities, whether denominated in U.S. dollars or foreign currencies, may entail all of the risks set forth below. Investments by a Fund in ADRs, EDRs or similar securities also may entail some or all of the risks described below.

  Currency Risk. The value of the Funds' foreign investments will be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and increases when the value of the U.S. dollar falls against such currency.

  Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain are members of the European Economic and Monetary Union (the "EMU"). The EMU intends to establish a common European currency for participating countries which will be known as the "euro." It is anticipated that each participating country will supplement its existing currency with the euro on January 1, 1999, and will replace its existing currency with the euro on July 1, 2002. Any other European country that is a member of the European Union and satisfies the criteria for participation in the EMU may elect to participate in the EMU and may supplement its existing currency with the euro after January 1, 1999.

  The expected introduction of the euro presents unique risks and uncertainties, including whether the payment and operational systems of banks and other financial institutions will be ready by January 1, 1999; how outstanding financial contracts will be treated after January 1, 1999; the establishment of exchange rates for existing currencies and the euro; and the creation of suitable clearing and settlement systems for the euro. These and other factors could cause market disruptions before or after the introduction of the euro and could adversely affect the value of securities held by the Funds.

  Political and Economic Risk. The economies of many of the countries in which the Funds may invest may not be as developed as the United States' economy and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of the Funds' investments.

  Regulatory Risk. Foreign companies are not registered with the Securities and Exchange Commission and are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the Funds may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to the Fund's shareholders.

  Market Risk. The securities markets in many of the countries in which the Funds invest will have substantially less trading volume than the major United States markets. As a result, the securities of some foreign companies may be less liquid and experience more price volatility than comparable domestic securities. Increased custodian costs as well as administrative costs (such as the need to use foreign custodians) may be associated with the maintenance of assets in foreign jurisdictions. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations. In addition, transaction costs in foreign securities markets are likely to be higher, since brokerage commission rates in foreign countries are likely to be higher than in the United States.

  PORTFOLIO TURNOVER. (All Funds except AIM MONEY MARKET FUND). Any particular security will be sold, and the proceeds reinvested, whenever such action is deemed prudent from the viewpoint of a Fund's investment objectives, regardless of the holding period of that security. Each Fund's historical portfolio turnover rates are included in the Financial Highlights tables herein. A higher rate of portfolio turnover may result in higher transaction costs, including brokerage commissions. Also, to the extent that higher portfolio turnover results in a higher rate of net realized capital gains to a Fund, the portion of the Fund's distributions constituting taxable capital gains may increase. See "Dividends, Distributions and Tax Matters."

--------------------------------------------------------------------------------

MANAGEMENT

  The overall management of the business and affairs of the Funds is vested in the Trust's Board of Trustees. The Board of Trustees approves all significant agreements between the Trust, on behalf of one or more of the Funds, and persons or companies furnishing services to the Funds, including the investment advisory agreement and administrative services agreement with AIM, the agreements with AIM Distributors regarding distribution of each Fund's shares, the agreements with State Street Bank and Trust Company and The Bank of New York as the custodians and the transfer agency agreement with A I M Fund Services, Inc., a wholly owned subsidiary of AIM. The day-to-day operations of each Fund are delegated to the officers of the Trust and to AIM, subject always to the objective and policies of the applicable Fund and to the general supervision of the Board of Trustees. Certain trustees and officers of the Trust are affiliated with AIM and A I M Management Group Inc. ("AIM Management"), the parent corporation of AIM. AIM Management is a holding company engaged in the financial services business and is an indirect wholly owned subsidiary of AMVESCAP PLC. AMVESCAP PLC and its subsidiaries are an independent investment management group engaged in institutional investment management and retail mutual fund businesses in the United States, Europe and the Pacific Region. Information concerning the Board of Trustees may be found in the Statement of Additional Information.

  For a discussion of AIM Management and its subsidiaries' Year 2000 Compliance Project, see "General Information -- Year 2000 Compliance Project."

  INVESTMENT ADVISOR. A I M Advisors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046, serves as the investment advisor to each Fund pursuant to a Master Investment Advisory Agreement, dated as of February 28, 1997 (the "Advisory Agreement"). AIM was organized in 1976 and, together with its subsidiaries, manages or advises over 50 investment company portfolios encompassing a broad range of investment objectives.

  Under the terms of the Advisory Agreement, AIM supervises all aspects of each Fund's operations and provides investment advisory services to the Funds. AIM obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the Funds. The Advisory Agreement also provides that, upon the request of the Board of Trustees, AIM may perform or arrange for certain accounting and other administrative services for the Funds which are not required to be performed by AIM under the Advisory Agreement. The Board of Trustees has made such a request. As a result, AIM and the Trust have entered into a

Master Administrative Services Agreement ("Administrative Services Agreement"), dated as of February 28, 1997, pursuant to which AIM is entitled to receive from each Fund reimbursement of its costs or such reasonable compensation as may be approved by the Board of Trustees. Currently, AIM is reimbursed for the services of the Funds' principal financial officer and his staff, and any expenses related to fund accounting services. In addition, pursuant to the terms of a Transfer Agency and Service Agreement, A I M Fund Services, Inc. ("AFS"), a wholly owned subsidiary of AIM and registered transfer agent, receives a fee for its provision of transfer agency, dividend distribution and disbursement and shareholder services to the Funds. AFS' principal address is P.O. Box 4739, Houston, Texas 77210-4739.

  For a discussion of AIM's brokerage allocation policies and practices, see "Portfolio Transactions and Brokerage" in the Statement of Additional Information. In accordance with policies established by the Board of Trustees, AIM may take into account sales of shares of the Funds and other funds advised by AIM in selecting broker-dealers to effect portfolio transactions on behalf of the Funds.

  PORTFOLIO MANAGEMENT. AIM uses a team approach and disciplined investment strategy in providing investment advisory services to all its accounts, including the Funds. AIM's investment staff consists of approximately 135 individuals. While individual members of AIM's investment staff are assigned primary responsibility for the day-to-day management of each of AIM's accounts, all accounts are reviewed on a regular basis by AIM's Investment Policy Committee to ensure that they are being invested in accordance with the accounts' and AIM's investment policies. The individuals on the investment team who are primarily responsible for the day-to-day management of each of the Funds (other than AIM MONEY MARKET FUND) and their titles, if any, with AIM or its subsidiaries and the Trust, the length of time they have been responsible for the management of the Funds, their years of investment experience and prior experience (if they have been with AIM for less than five years) are described below:

  AIM Balanced Fund. Claude C. Cody IV is Vice President of A I M Capital Management, Inc. ("AIM Capital"), a wholly owned subsidiary of AIM; and has been responsible for the Fund since its investment objective and policies were changed to that of a balanced fund in 1993. He has been associated with AIM and/or its subsidiaries since 1992 and has been an investment professional since 1976. Robert G. Alley is Senior Vice President of AIM Capital; Vice President of AIM and of the Trust; and has been responsible for the Fund since 1993. He has been associated with AIM and/or its subsidiaries since 1992 and has been an investment professional since 1972. Craig A. Smith is Vice President of AIM Capital and has been responsible for the Fund since 1996. He has been associated with AIM since he began working as an investment professional in 1989. Carolyn
L. Gibbs is Vice President of AIM Capital and has been responsible for the Fund since 1998. She has been associated with AIM since 1992 and has been an investment professional since 1983. Meggan Walsh is Vice President of AIM Capital and has been responsible for the Fund since 1998. She has been associated with AIM and/or its subsidiaries since 1991 and has been an investment professional since 1987.

  AIM Global Utilities Fund. Claude C. Cody IV and Robert G. Alley have been responsible for the management of the Fund since 1992. Craig A. Smith has been responsible for the management of the Fund since 1996. Meggan W. Walsh and Carolyn L. Gibbs have been responsible for the management of Fund since 1998. Background information for Mr. Cody, Mr. Alley, Mr. Smith, Ms. Walsh and Ms. Gibbs is discussed above with respect to the management of AIM BALANCED FUND.

  AIM High Yield Fund. John L. Pessarra is Vice President of AIM Capital and has been responsible for the Fund since 1992. He has been associated with AIM since 1990 and has been an investment professional since 1984. Kevin E. Rogers is Vice President of AIM Capital and has been responsible for the Fund since 1995. He has been associated with AIM and/or its subsidiaries since 1991 and has been an investment professional since 1986.

  AIM Income Fund. Robert G. Alley and John L. Pessarra have been responsible for the management of the Fund since 1992, and Carolyn L. Gibbs has been responsible for the Fund since 1995. Mr. Alley's background is discussed above with respect to the management of AIM BALANCED FUND, Mr. Pessarra's background is discussed above with respect to the management of AIM HIGH YIELD FUND, and Ms. Gibbs' background is discussed above with respect to the management of AIM BALANCED FUND.

  AIM Intermediate Government Fund. Scot W. Johnson is Vice President of AIM Capital and has been responsible for the Fund since 1998. He has been associated with AIM since 1994 and has been an investment professional since 1994. Prior to 1994 he attended Vanderbilt University. Karen Dunn Kelley is Senior Vice President of AIM Capital, Vice President of AIM and of the Trust and has been responsible for the Fund since 1992. She has been associated with AIM and/or its subsidiaries since 1989 and has been an investment professional since 1982. Marcel S. Therict is an investment officer of AIM Capital and has been responsible for the Fund since 1998. He has been associated with AIM and/or its subsidiaries since 1994 and has been an investment professional since 1994. Prior to 1994 he was a Service Marketing Representative with VanKapen American Capital Asset Management, Inc.

  AIM Municipal Bond Fund. Richard A. Berry is Vice President of AIM Capital and has been responsible for the Fund since 1992. He has been associated with AIM and/or its subsidiaries since 1987 and has been an investment professional since 1968. Stephen D. Turman is Vice President of AIM Capital and has been responsible for the Fund since 1992. He has been associated with AIM and/or its subsidiaries since 1985 and has been an investment professional since 1983.

  AIM Select Growth Fund. The Fund is managed by a select committee comprised of various equity research analysts employed by AIM and AIM Capital, who provide knowledge regarding a variety of equity market capitalization sectors and investment styles. The Committee for the Fund meets periodically to discuss investment opportunities and ideas; however, purchases and sales of securities by the Fund will have the prior approval of one of the following persons:
Jonathan C. Schoolar, Robert M. Kippes or Joel E. Dob-berpuhl. Jonathan C. Schoolar is Senior Vice President of AIM Capital, Vice President of AIM and the Trust, and has been responsible for the Fund since 1994. He has been associated with AIM and/or its subsidiaries since 1986 and has been an investment professional since 1983. Robert M. Kippes is Vice President of AIM Capital and has been responsible for the Fund since 1994. He has been associated with AIM and/or its subsidiaries since he began working as an investment professional in 1989. Joel E. Dobberpuhl is Vice President of AIM Capital and has been responsible for the Fund since 1998. He has been associated with AIM and/or its subsidiaries since 1990 and has been an investment professional since 1989.

  AIM Value Fund. Joel E. Dobberpuhl has been responsible for the Fund since 1992. Mr. Dobberpuhl's background is discussed above with respect to the management of AIM SELECT GROWTH FUND. Robert A. Shelton is an Investment Officer of AIM Capital and has been responsible for the Fund since 1997. Mr. Shelton has been associated with AIM and/or its subsidiaries since 1995 and has been an investment professional since 1991. Prior to 1995, he was a financial analyst for CS First Boston. Evan G. Harrel is a portfolio manager of AIM Capital and has been responsible for the Fund since 1998. Mr. Harrel has been associated with AIM and/or its subsidiaries since May 1998 and has been an investment professional since 1983. Prior to 1998, Mr. Harrel was a Vice President of Van Kampen American Capital Asset Management, Inc. and a portfolio manager of various growth and equity funds. From 1987 to 1994, Mr. Harrel was a Vice President and Principal of Fayez Sarofim & Co.

  FEES AND EXPENSES. For the fiscal year ended December 31, 1997, each Fund (other than AIM MONEY MARKET FUND) paid the following compensation to AIM for its advisory services, and the total expenses of each such Fund's class were, stated as a percentage of that class' average daily net assets, as follows:

                                                         CLASS A    CLASS B    CLASS C
                                         COMPENSATION    EXPENSE    EXPENSE    EXPENSE
                                            TO AIM        RATIO      RATIO     RATIO*
                                         ------------    -------    -------    -------
AIM BALANCED FUND......................     0.54%         0.98%      1.79%      1.78%
AIM GLOBAL UTILITIES FUND..............     0.58%         1.13%      1.91%      1.90%
AIM HIGH YIELD FUND....................     0.48%         0.90%      1.65%      1.68%
AIM INCOME FUND........................     0.45%         0.94%      1.69%      1.69%
AIM INTERMEDIATE GOVERNMENT FUND.......     0.48%         1.00%      1.76%      1.76%
AIM MUNICIPAL BOND FUND................     0.46%         0.90%      1.66%      1.67%
AIM SELECT GROWTH FUND.................     0.67%         1.13%      1.99%      1.95%
AIM VALUE FUND.........................     0.61%**       1.04%      1.85%      1.84%

---------------
 * Annualized.
** Net of advisory fee waivers. Without such waivers, the amount would have been 0.63%

  For the year ended December 31, 1997, AIM MONEY MARKET FUND paid 0.55% of its average daily net assets to AIM as compensation for its advisory services, and the Class A shares', Class B shares', Class C shares' and AIM Cash Reserve Shares' total expenses for such period were 1.05%, 1.80%, 1.80% and 1.05% of each Class' average daily net assets, respectively.

  For the fiscal year ended December 31, 1997, each Fund reimbursed AIM for administrative services in the following amounts, stated as a percentage of the Funds' average daily net assets:

                                                              REIMBURSEMENT
                                                                PAYMENTS
                                                              -------------
AIM BALANCED FUND...........................................      0.01%
AIM GLOBAL UTILITIES FUND...................................      0.03%
AIM HIGH YIELD FUND.........................................     0.004%
AIM INCOME FUND.............................................      0.02%
AIM INTERMEDIATE GOVERNMENT FUND............................      0.03%
AIM MONEY MARKET FUND.......................................      0.01%
AIM MUNICIPAL BOND FUND.....................................      0.02%
AIM SELECT GROWTH FUND......................................      0.01%
AIM VALUE FUND..............................................     0.002%

  FEE WAIVERS. In order to increase the return to investors, AIM may from time to time voluntarily waive or reduce its fee, while retaining its ability to be reimbursed for such fee prior to the end of each fiscal year. AIM is currently voluntarily waiving a portion of its advisory fees payable by AIM VALUE FUND as follows: 0.80% of the first $150 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $150 million to and including $2 billion, plus 0.60% of the Fund's average daily net assets in excess of $2 billion. Fee waivers or reductions, other than those set forth in the Advisory Agreement, may be rescinded at any time and without notice to investors. During the year ended December 31, 1997, AIM VALUE FUND waived 0.02% in advisory fees.

  DISTRIBUTOR. The Trust has entered into master distribution agreements relating to the Funds (the "Distribution Agreements"), dated February 28, 1997, with A I M Distributors, Inc. ("AIM Distributors"), a registered broker-dealer and a wholly owned subsidiary of AIM, pursuant to which AIM Distributors acts as the distributor of Class A, Class B and Class C shares of the Funds and AIM Cash Reserve Shares of AIM MONEY MARKET FUND. The address of AIM Distributors is P.O. Box 4739, Houston, Texas 77210-4739. Certain trustees and officers of the Trust are affiliated with AIM Distributors.

  The Distribution Agreements provide AIM Distributors with the exclusive right to distribute shares of the Funds directly and through institutions with whom AIM Distributors has entered into selected dealer agreements. Under the Distribution Agreement for the Class B shares, AIM Distributors sells Class B shares at net asset value subject to a contingent deferred sales charge established by AIM Distributors. AIM Distributors is authorized to advance to institutions through whom Class B shares are sold a sales commission under schedules established by AIM Distributors. The Distribution Agreement for the Class B shares provides that AIM Distributors (or its assignee or transferee) will receive 0.75% (of the total 1.00% payable under the distribution plan applicable to Class B shares) of each Fund's average daily net assets attributable to Class B shares attributable to the sales efforts of AIM Distributors. In the event the Class B shares Distribution Agreement is terminated, AIM Distributors would continue to receive payments of asset-based sales charges in respect of the outstanding Class B shares attributable to the distribution efforts of AIM Distributors; provided, however, that a complete termination of the Class B shares master distribution plan (as defined in the plan) would terminate all payments to AIM Distributors. Termination of the Class B shares distribution plan or Distribution Agreement does not affect the obligation of Class B shareholders to pay contingent deferred sales charges.

  DISTRIBUTION PLANS. Class A and C Plan. The Trust has adopted a Master Distribution Plan applicable to Class A and Class C shares of the Funds and the AIM Cash Reserve Shares of AIM MONEY MARKET FUND (the "Class A and C Plan") pursuant to Rule 12b-1 under the 1940 Act, to compensate AIM Distributors for the purpose of financing any activity that is intended to result in the sale of Class A or Class C shares of the Funds or the AIM Cash Reserve Shares of AIM MONEY MARKET FUND.

  Under the Class A and C Plan, the Trust may compensate AIM Distributors an aggregate amount of 0.25% of the average daily net assets of Class A shares of each Fund, and the AIM Cash Reserve Shares of AIM MONEY MARKET FUND, on an annualized basis and an aggregate amount of 1.00% of the average daily net assets of Class C shares of each Fund on an annualized basis.

  The Class A and C Plan is designed to compensate AIM Distributors, on a quarterly basis, for certain promotional and other sales-related costs, and to implement a dealer incentive program which provides for periodic payments to selected dealers who furnish continuing personal shareholder services to their customers who purchase and own Class A or Class C shares of a Fund or AIM Cash Reserve Shares of AIM MONEY MARKET FUND. Payments can also be directed by AIM Distributors to selected institutions who have entered into service agreements with respect to Class A and Class C shares of the Funds, and the AIM Cash Reserve Shares of AIM MONEY MARKET FUND, and who provide continuing personal shareholder services to their customers who own Class A or Class C shares of a Fund or AIM Cash Reserve Shares of AIM MONEY MARKET FUND. The service fees payable to selected institutions are calculated at the annual rate of 0.25% of the average daily net asset value of those Fund shares that are held in such institution's customers' accounts which were purchased on or after a prescribed date set forth in the Plan.

  Of the aggregate amount payable under the Class A and C Plan, payments to dealers and other financial institutions that provide continuing personal shareholder services to their customers who purchase and own shares of a Fund, in amounts of up to 0.25% of the average daily net assets of such Fund attributable to the customers of such dealers or financial institutions are characterized as a service fee, and payments to dealers and other financial institutions in excess of such amount and payments to AIM Distributors would be characterized as an asset-based sales charge pursuant to the Class A and C Plan. The Class A and C Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Trust with respect to a Fund. The Class A and C Plan does not obligate the Funds to reimburse AIM Distributors for the actual expenses AIM Distributors may incur in fulfilling its obligations under the Class A and C Plan on behalf of the Funds. Thus, under the Class A and C Plan, even if AIM Distributors' actual expenses exceed the fee payable to AIM Distributors thereunder at any given time, the Funds will not be obligated to pay more than that fee. If AIM Distributors' expenses are less than the fee it receives, AIM Distributors will retain the full amount of the fee.

  Class B Plan. The Trust has also adopted a Master Distribution Plan applicable to Class B shares of the Funds (the "Class B Plan"). Under the Class B Plan, each Fund pays distribution expenses at an annual rate of 1.00% of the average daily net assets attributable to such Fund's Class B shares. Of such amount, the Fund pays a service fee of 0.25% of the average daily net assets attributable to such Fund's Class B shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class B shares of the Fund. Any amounts not paid as a service fee would constitute an asset-based sales charge. Amounts paid in accordance with the Class B Plan with respect to any Fund may be used to finance any activity primarily intended to result in the sale of Class B shares of such Fund.

  Both Plans. Activities that may be financed under the Class A and C Plan and the Class B Plan (collectively, the "Plans") include, but are not limited to: printing of prospectuses and statements of additional information and reports for other than existing shareholders, overhead, preparation and distribution of advertising material and sales literature, supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements, and the cost of administering the Plans. These amounts payable by a Fund under the Plans need not be directly related to the expenses actually incurred by AIM Distributors on behalf of each Fund. Thus, even if AIM Distributors' actual expenses exceed the fee payable to AIM Distributors thereunder at any given time, the Trust will not be obligated to pay more than that fee, and if AIM Distributors' expenses are less than the fee it receives, AIM Distributors will retain the full amount of the fee. Payments pursuant to the Plans are subject to any applicable limitations imposed by the rules of the National Association of Securities Dealers, Inc.

  Each of the Plans may be terminated as to a class at any time by a vote of the majority of those trustees who are not "interested persons" of the Trust or by a vote of the holders of the majority of the outstanding shares of the applicable class.

  Under the Plans, certain financial institutions which have entered into service agreements and which sell shares of the Funds on an agency basis, may receive payments from the Funds pursuant to the respective Plans. AIM Distributors does not act as principal, but rather as agent for the Funds, in making such payments.

  For additional information concerning the operation of the Plans see the Statement of Additional Information.

--------------------------------------------------------------------------------

ORGANIZATION OF THE TRUST

  The Trust is organized as a Delaware business trust pursuant to an Agreement and Declaration of Trust dated May 5, 1993, as amended (the "Trust Agreement"). The Trust is an open-end series management investment company, and may consist of one or more series portfolios as authorized from time to time by the Board of Trustees. The Trust currently consists of nine separate series, and each of the Funds represents one series.

  Class A shares, Class B shares, Class C shares and, in the case of AIM MONEY MARKET FUND, AIM Cash Reserve Shares, of the same Fund represent interests in that Fund's assets and have identical voting, dividend, liquidation and other rights on the same terms and conditions, except that each class of shares bears differing class-specific expenses, is subject to differing sales loads, conversion features and exchange privileges, and has exclusive voting rights on matters pertaining to that class' distribution plan (although shareholders of Class A shares and AIM Cash Reserve Shares (of AIM MONEY MARKET FUND) and Class B shareholders of a given portfolio must approve any material increase in fees payable with respect to the Class A shares of such portfolio under the Class A and C Plan).

  The Trust is not required to hold annual or regular meetings of shareholders. Meetings of shareholders of a Fund will be held from time to time to consider matters requiring a vote of such shareholders in accordance with the requirements of the 1940 Act, state law or the provisions of the Trust Agreement. It is not expected that shareholder meetings will be held annually.

  Shareholders of each Fund are entitled to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the shares of a Fund. However, on matters affecting an individual Fund or class of shares, a separate vote of shareholders of that Fund or class is required. Shareholders of a Fund or class are not entitled to vote on any matter which does not affect that Fund or class but which requires a separate vote of another Fund or class. An example of a matter which would be voted on separately by shareholders of each Fund is the approval of the Advisory Agreement, and an example of a matter which would be voted on separately by shareholders of each class of shares is approval of the distribution plans. When issued, shares of each Fund are fully paid and nonassessable, have no preemptive or subscription rights, and are fully transferable. Other than the automatic conversion of Class B shares to Class A shares, there are no conversion rights. Shares do not have cumulative voting rights, which means that in situations in which shareholders elect trustees, holders of more than 50% of the shares voting for the election of trustees can elect all of the trustees of the Trust, and the holders of less than 50% of the shares voting for the election of trustees will not be able to elect any trustees.

  The Trust Agreement provides that the trustees of the Trust shall hold office during the existence of the Trust, except as follows: (a) any trustee may resign or retire; (b) any trustee may be removed by a vote of the majority of the outstanding shares of the Trust, or at any time by written instrument signed by at least two-thirds of the trustees and specifying when such removal becomes effective; or (c) any trustee who has died or become incapacitated and is unable to serve may be removed by a written instrument signed by a majority of the trustees.

  Under Delaware law, the shareholders of the Trust enjoy the same limitations of liability extended to shareholders of private, for profit corporations. There is a remote possibility, however, that under certain circumstances shareholders of the Trust may be held personally liable for the Trust's obligations. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a trustee. The Trust Agreement provides for indemnification from the Trust property for all losses and expenses of any shareholder held personally liable for the Trust's obligations. Thus, the risk of a shareholder incurring financial loss on account of such liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and where the other party was held not to be bound by the disclaimer.

  LEGAL COUNSEL. The law firm of Ballard Spahr Andrews & Ingersoll, LLP, Philadelphia, Pennsylvania, serves as counsel to the Fund and passes upon legal matters.

     THE TOLL-FREE NUMBER FOR ACCESS TO ROUTINE ACCOUNT INFORMATION AND TO
                           SHAREHOLDER ASSISTANCE IS
             (800) 959-4246 (7:30 A.M. TO 6:00 P.M. CENTRAL TIME).
                                INVESTOR'S GUIDE
               TO THE AIM FAMILY OF FUNDS--Registered Trademark--
--------------------------------------------------------------------------------

INTRODUCTION TO THE AIM FAMILY OF FUNDS

  THE AIM FAMILY OF FUNDS consists of the following mutual funds:

            AIM ADVISOR FLEX FUND                         AIM GLOBAL RESOURCES FUND
            AIM ADVISOR INTERNATIONAL VALUE FUND          AIM GLOBAL TELECOMMUNICATIONS FUND
            AIM ADVISOR LARGE CAP VALUE FUND              AIM GLOBAL TRENDS FUND
            AIM ADVISOR MULTIFLEX FUND                    AIM GLOBAL UTILITIES FUND
            AIM ADVISOR REAL ESTATE FUND                  AIM HIGH INCOME MUNICIPAL FUND
            AIM AGGRESSIVE GROWTH FUND                    AIM HIGH YIELD FUND
            AIM ASIAN GROWTH FUND                         AIM HIGH YIELD FUND II
            AIM BALANCED FUND                             AIM INCOME FUND
            AIM BASIC VALUE FUND                          AIM INTERMEDIATE GOVERNMENT FUND
            AIM BLUE CHIP FUND                            AIM INTERNATIONAL EQUITY FUND
            AIM CAPITAL DEVELOPMENT FUND                  AIM INTERNATIONAL GROWTH FUND
            AIM CHARTER FUND                              AIM JAPAN GROWTH FUND
            AIM CONSTELLATION FUND                        AIM LATIN AMERICAN GROWTH FUND
            AIM DEVELOPING MARKETS FUND                   AIM LIMITED MATURITY TREASURY FUND
            AIM DOLLAR FUND(*)                            AIM MID CAP EQUITY FUND
            AIM EMERGING MARKETS FUND                     AIM MONEY MARKET FUND(*)
            AIM EMERGING MARKETS DEBT FUND                AIM MUNICIPAL BOND FUND
            AIM EUROPEAN DEVELOPMENT FUND                 AIM NEW PACIFIC GROWTH FUND
            AIM EUROPE GROWTH FUND                        AIM SELECT GROWTH FUND
            AIM GLOBAL AGGRESSIVE GROWTH FUND             AIM SMALL CAP GROWTH FUND
            AIM GLOBAL CONSUMER PRODUCTS AND              AIM SMALL CAP OPPORTUNITIES FUND
              SERVICES FUND                               AIM STRATEGIC INCOME FUND
            AIM GLOBAL FINANCIAL SERVICES FUND            AIM TAX-EXEMPT BOND FUND OF CONNECTICUT
            AIM GLOBAL GOVERNMENT INCOME FUND             AIM TAX-EXEMPT CASH FUND(*)
            AIM GLOBAL GROWTH FUND                        AIM TAX-FREE INTERMEDIATE FUND
            AIM GLOBAL GROWTH & INCOME FUND               AIM VALUE FUND
            AIM GLOBAL HEALTH CARE FUND                   AIM WEINGARTEN FUND
            AIM GLOBAL INCOME FUND                        AIM WORLDWIDE GROWTH FUND
            AIM GLOBAL INFRASTRUCTURE FUND

(*) Class A shares of AIM TAX-EXEMPT CASH FUND and AIM DOLLAR FUND and AIM Cash
    Reserve Shares of AIM MONEY MARKET FUND are offered to investors at net asset value, without payment of a sales charge, as described below. Other funds, including the Class A, Class B and Class C shares of AIM MONEY MARKET FUND, are sold with an initial sales charge or subject to a contingent deferred sales charge upon redemption, as described below.

  IT IS IMPORTANT FOR SHAREHOLDERS CONSIDERING AN EXCHANGE TO CAREFULLY REVIEW THE PROSPECTUS OF THE FUND WHOSE SHARES WILL BE ACQUIRED IN AN EXCHANGE. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL SHARES OF ANY FUND OTHER THAN THE FUND(S) NAMED ON THE COVER PAGE OF THIS PROSPECTUS.
--------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

  HOW TO OPEN AN ACCOUNT. In order to purchase shares of any of The AIM Family of Funds ("AIM Funds"), an investor must submit a fully completed new Account Application form directly to A I M Fund Services, Inc. ("AFS" or the "Transfer Agent") or through any dealer authorized by A I M Distributors, Inc. ("AIM Distributors") to sell shares of the AIM Funds.

  Accounts submitted without a correct, certified taxpayer identification number or, alternatively, a completed Internal Revenue Service ("IRS") Form W-8 (for non-resident aliens) or Form W-9 (certifying exempt status) accompanying the registration information will be subject to backup withholding. See the Account Application for applicable IRS penalties. The minimum initial investment is $500, except for accounts initially established through an Automatic Investment Plan, which requires a special authorization form (see "Special Plans") and for certain retirement accounts. The minimum initial investment for accounts established with an Automatic Investment Plan is $50. The minimum initial investment for an Individual Retirement Arrangement ("IRA") or Roth IRA is $250. There are no minimum initial investment requirements applicable to money-purchase/profit-sharing plans, 401(k) plans, Simplified Employee Pension ("SEP") accounts, Savings Incentive Match Plans for Employee IRA ("SIMPLE IRA") accounts, 403(b) plans or 457 (state deferred compensation) plans (except that the minimum initial investment for salary deferrals for such plans is $25 per fund investment), or for investment of dividends and distributions of any of the AIM Funds into any existing AIM

                                                                       MCF-10/98

Funds account. Notwithstanding the foregoing, the minimum initial investment applicable to AIM SMALL CAP OPPORTUNITIES FUND is $10,000.

  AFS' mailing address is:
                              A I M Fund Services, Inc.
                              P.O. Box 4739
                              Houston, TX 77210-4739

  For additional information or assistance, investors should call the Client Services Department of AFS at:

                               (800) 959-4246

  Shares of any AIM Funds not named on the cover of this Prospectus, as well as Advisor Class shares of certain AIM Funds, are offered pursuant to separate prospectuses. Copies of other prospectuses may be obtained by calling (800) 347-4246.

  INITIAL AND SUBSEQUENT PURCHASES BY WIRE: To insure prompt credit to his account, an investor or his dealer should call AFS' Client Services Department at (800) 959-4246 prior to sending a wire to receive a reference number for the wire. The following wire instructions should be used:

                   Beneficiary Bank ABA/Routing #:   113000609
                   Beneficiary Account Number:       00100366807
                   Beneficiary Account Name:         A I M Fund Services, Inc.
                   RFB:                              Fund name, Reference Number (16 character limit)
                   OBI:                              Shareholder Name, Shareholder Account Number
                                                     (70 character limit)

  HOW TO PURCHASE ADDITIONAL SHARES. Additional shares may be purchased directly through AIM Distributors or through any dealer who has entered into an agreement with AIM Distributors. The minimum investment for subsequent purchases is $50. The minimum employee salary deferral investment for participants in money-purchase/profit sharing plans, 401(k), IRA/SEP, 403(b) or 457 plans is $25. Notwithstanding the foregoing, the minimum subsequent purchases of shares of AIM SMALL CAP OPPORTUNITIES FUND is $1,000. There are no such minimum investment requirements for investment of dividends and distributions of any of the AIM Funds into any other existing AIM Funds account.

  BY MAIL: Investors must indicate their account number and the name of the Fund being purchased. The remittance slip from a confirmation statement should be used for this purpose, and sent to AFS.

  BY AIM BANK CONNECTION(SM): To purchase additional shares by electronic funds transfer, please contact the Client Services Department of AFS for details.

--------------------------------------------------------------------------------

TERMS AND CONDITIONS OF PURCHASE OF THE AIM FUNDS

  Shares of the AIM Funds, including Class A shares (the "Class A shares") of AIM ADVISOR FLEX FUND, AIM ADVISOR INTERNATIONAL VALUE FUND, AIM ADVISOR LARGE CAP VALUE FUND, AIM ADVISOR MULTIFLEX FUND, AIM ADVISOR REAL ESTATE FUND, AIM AGGRESSIVE GROWTH FUND, AIM ASIAN GROWTH FUND, AIM BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DEVELOPING MARKETS FUND, AIM DOLLAR FUND, AIM EMERGING MARKETS FUND, AIM EMERGING MARKETS DEBT FUND, AIM EUROPEAN DEVELOPMENT FUND, AIM EUROPE GROWTH FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL CONSUMER PRODUCTS AND SERVICES FUND, AIM GLOBAL FINANCIAL SERVICES FUND, AIM GLOBAL GOVERNMENT INCOME FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL GROWTH & INCOME FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL INCOME FUND, AIM GLOBAL INFRASTRUCTURE FUND, AIM GLOBAL RESOURCES FUND, AIM GLOBAL TELECOMMUNICATIONS FUND, AIM GLOBAL TRENDS FUND, AIM GLOBAL UTILITIES FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM HIGH YIELD FUND II, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EQUITY FUND, AIM INTERNATIONAL GROWTH FUND, AIM JAPAN GROWTH FUND, AIM LATIN AMERICAN GROWTH FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP EQUITY FUND, AIM MONEY MARKET FUND, AIM MUNICIPAL BOND FUND, AIM NEW PACIFIC GROWTH FUND, AIM SELECT GROWTH FUND, AIM SMALL CAP GROWTH FUND, AIM SMALL CAP OPPORTUNITIES FUND, AIM STRATEGIC INCOME FUND,AIM TAX-EXEMPT BOND FUND OF CONNECTICUT, AIM TAX-EXEMPT CASH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM VALUE FUND, AIM WEINGARTEN FUND and AIM WORLDWIDE GROWTH FUND, collectively (other than AIM AGGRESSIVE GROWTH FUND, AIM LIMITED MATURITY TREASURY FUND, AIM TAX-EXEMPT BOND FUND OF CONNECTICUT, AIM TAX-EXEMPT CASH FUND and AIM TAX-FREE INTERMEDIATE FUND), the "Multiple Class Funds," may be purchased at their respective net asset value plus a sales charge as indicated below, except that Class A shares of AIM DOLLAR FUND and AIM TAX-EXEMPT CASH FUND and AIM Cash Reserve Shares of AIM MONEY MARKET FUND are sold without a sales charge and Class B shares (the "Class B shares") and Class C shares (the "Class C shares") of the Multiple Class Funds which offer such classes are sold at net asset value subject to a contingent deferred sales charge payable upon certain redemptions. Class B shares of AIM DOLLAR FUND, however, may be acquired only by an exchange of shares of another AIM Fund. These contingent deferred sales charges are described under the caption "How to Redeem Shares -- Multiple Distribution System." Securities dealers and other persons entitled

                                                                       MCF-10/98
to receive compensation for selling or servicing shares of a Multiple Class Fund may receive different compensation for selling or servicing one particular class of shares over another class in the same Multiple Class Fund. Factors an investor should consider prior to purchasing Class A, Class B or Class C shares (or, if applicable, AIM Cash Reserve Shares) of a Multiple Class Fund are described below under "Special Information Relating to Multiple Class Funds." For information on purchasing any of the AIM Funds and to receive a prospectus, please call (800) 347-4246. As described below, the sales charge otherwise applicable to a purchase of shares of a fund may be reduced if certain conditions are met. In order to take advantage of a reduced sales charge, the prospective investor or his dealer must advise AIM Distributors that the conditions for obtaining a reduced sales charge have been met. Net asset value is determined in the manner described under the caption "Determination of Net Asset Value."

  The following Multiple Class Funds sometimes are referred to herein as the "AIM/GT Funds": AIM BASIC VALUE FUND, AIM DEVELOPING MARKETS FUND, AIM DOLLAR FUND, AIM EMERGING MARKETS FUND, AIM EMERGING MARKETS DEBT FUND, AIM EUROPE GROWTH FUND, AIM GLOBAL CONSUMER PRODUCTS AND SERVICES FUND, AIM GLOBAL FINANCIAL SERVICES FUND, AIM GLOBAL GOVERNMENT INCOME FUND, AIM GLOBAL GROWTH & INCOME FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL INFRASTRUCTURE FUND, AIM GLOBAL RESOURCES FUND, AIM GLOBAL TELECOMMUNICATIONS FUND, AIM GLOBAL TRENDS FUND, AIM INTERNATIONAL GROWTH FUND, AIM JAPAN GROWTH FUND, AIM LATIN AMERICAN GROWTH FUND, AIM MID CAP EQUITY FUND, AIM NEW PACIFIC GROWTH FUND, AIM SMALL CAP GROWTH FUND, AIM STRATEGIC INCOME FUND and AIM WORLDWIDE GROWTH FUND.

  The following tables show the sales charge and dealer concession at various investment levels for the AIM Funds.

SALES CHARGES AND DEALER CONCESSIONS

  GROUP I. Certain AIM Funds are currently sold with a sales charge ranging from 5.50% to 2.00% of the offering price on purchases of less than $1,000,000. These AIM Funds include Class A shares of each of AIM ADVISOR FLEX FUND, AIM ADVISOR INTERNATIONAL VALUE FUND, AIM ADVISOR LARGE CAP VALUE FUND, AIM ADVISOR MULTIFLEX FUND, AIM AGGRESSIVE GROWTH FUND, AIM ASIAN GROWTH FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM EUROPEAN DEVELOPMENT FUND, AIM EUROPE GROWTH FUND, AIM GLOBAL UTILITIES FUND, AIM GLOBAL GROWTH & INCOME FUND, AIM INTERNATIONAL EQUITY FUND, AIM INTERNATIONAL GROWTH FUND, AIM JAPAN GROWTH FUND, AIM MID CAP EQUITY FUND, AIM MONEY MARKET FUND, AIM NEW PACIFIC GROWTH FUND, AIM SELECT GROWTH FUND, AIM SMALL CAP GROWTH FUND, AIM SMALL CAP OPPORTUNITIES FUND, AIM VALUE FUND, AIM WEINGARTEN FUND and AIM WORLDWIDE GROWTH FUND.

                                                                                DEALER
                                                                              CONCESSION
                                                  INVESTOR'S SALES CHARGE     ----------
                                                 --------------------------      AS A
                                                     AS A           AS A      PERCENTAGE
                                                  PERCENTAGE     PERCENTAGE     OF THE
                                                 OF THE PUBLIC   OF THE NET     PUBLIC
     AMOUNT OF INVESTMENT IN                       OFFERING        AMOUNT      OFFERING
      SINGLE TRANSACTION(1)                          PRICE        INVESTED      PRICE
     -----------------------                     -------------   ----------   ----------
             Less than $   25,000                    5.50%          5.82%        4.75%
 $ 25,000 but less than $   50,000                   5.25           5.54         4.50
 $ 50,000 but less than $ 100,000                    4.75           4.99         4.00
 $100,000 but less than $ 250,000                    3.75           3.90         3.00
 $250,000 but less than $ 500,000                    3.00           3.09         2.50
 $500,000 but less than $1,000,000                   2.00           2.04         1.60

---------------

(1) AIM SMALL CAP OPPORTUNITIES FUND will not accept any single purchase in excess of $250,000.

  There is no sales charge on purchases of $1,000,000 or more; however, AIM Distributors may pay a dealer concession and/or advance a service fee on such transactions. See "All Groups of AIM Funds." PURCHASES OF $1,000,000 OR MORE ARE AT NET ASSET VALUE, SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE OF 1% IF SHARES ARE REDEEMED PRIOR TO 18 MONTHS FROM THE DATE SUCH SHARES WERE PURCHASED, AS DESCRIBED UNDER THE CAPTION "HOW TO REDEEM SHARES -- CONTINGENT DEFERRED SALES CHARGE PROGRAM FOR LARGE PURCHASES."

                                                                       MCF-10/98

  GROUP II. Certain AIM Funds are currently sold with a sales charge ranging from 4.75% to 2.00% of the offering price on purchases of less than $1,000,000. These AIM Funds are: the Class A shares of each of AIM ADVISOR REAL ESTATE FUND, AIM BALANCED FUND, AIM DEVELOPING MARKETS FUND, AIM EMERGING MARKETS FUND, AIM EMERGING MARKETS DEBT FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL CONSUMER PRODUCTS AND SERVICES FUND, AIM GLOBAL FINANCIAL SERVICES FUND, AIM GLOBAL GOVERNMENT INCOME FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL INCOME FUND, AIM GLOBAL INFRASTRUCTURE FUND, AIM GLOBAL RESOURCES FUND, AIM GLOBAL TELECOMMUNICATIONS FUND, AIM GLOBAL TRENDS FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM HIGH YIELD FUND II, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM LATIN AMERICAN GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM STRATEGIC INCOME FUND and AIM TAX-EXEMPT BOND FUND OF CONNECTICUT.

                                                                                DEALER
                                                                              CONCESSION
                                                  INVESTOR'S SALES CHARGE     ----------
                                                 --------------------------      AS A
                                                     AS A           AS A      PERCENTAGE
                                                  PERCENTAGE     PERCENTAGE     OF THE
                                                 OF THE PUBLIC   OF THE NET     PUBLIC
     AMOUNT OF INVESTMENT IN                       OFFERING        AMOUNT      OFFERING
        SINGLE TRANSACTION                           PRICE        INVESTED      PRICE
     -----------------------                     -------------   ----------   ----------
             Less than $   50,000                    4.75%          4.99%        4.00%
 $ 50,000 but less than $ 100,000                    4.00           4.17         3.25
 $100,000 but less than $ 250,000                    3.75           3.90         3.00
 $250,000 but less than $ 500,000                    2.50           2.56         2.00
 $500,000 but less than $1,000,000                   2.00           2.04         1.60

  There is no sales charge on purchases of $1,000,000 or more; however, AIM Distributors may pay a dealer concession and/or advance a service fee on such transactions. See "All Groups of AIM Funds." PURCHASES OF $1,000,000 OR MORE ARE AT NET ASSET VALUE, SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE OF 1% IF SHARES ARE REDEEMED PRIOR TO 18 MONTHS FROM THE DATE SUCH SHARES WERE PURCHASED, AS DESCRIBED UNDER THE CAPTION "HOW TO REDEEM SHARES -- CONTINGENT DEFERRED SALES CHARGE PROGRAM FOR LARGE PURCHASES."

  GROUP III. Certain AIM Funds are currently sold with a sales charge ranging from 1.00% to 0.50% of the offering price on purchases of less than $1,000,000. These AIM Funds are the Class A shares of each of AIM LIMITED MATURITY TREASURY FUND and AIM TAX-FREE INTERMEDIATE FUND.

                                                                                DEALER
                                                                              CONCESSION
                                                  INVESTOR'S SALES CHARGE     ----------
                                                 --------------------------      AS A
                                                     AS A           AS A      PERCENTAGE
                                                  PERCENTAGE     PERCENTAGE     OF THE
                                                 OF THE PUBLIC   OF THE NET     PUBLIC
     AMOUNT OF INVESTMENT IN                       OFFERING        AMOUNT      OFFERING
        SINGLE TRANSACTION                           PRICE        INVESTED      PRICE
     -----------------------                     -------------   ----------   ----------
Less than $ 100,000                                  1.00%          1.01%        0.75%
 $100,000 but less than $ 250,000                    0.75           0.76         0.50
 $250,000 but less than $1,000,000                   0.50           0.50         0.40

  There is no sales charge on purchases of $1,000,000 or more; however, AIM Distributors may pay a dealer concession and/or advance a service fee on such transactions.

  ALL GROUPS OF AIM FUNDS. AIM Distributors may elect to re-allow the entire initial sales charge to dealers for all sales with respect to which orders are placed with AIM Distributors during a particular period. Dealers to whom substantially the entire sales charge is re-allowed may be deemed to be "underwriters" as that term is defined under the Securities Act of 1933.

  In addition to amounts paid to dealers as a dealer concession out of the initial sales charge paid by investors, AIM Distributors may, from time to time, at its expense or as an expense for which it may be compensated under a distribution plan, if applicable, pay a bonus or other consideration or incentive to dealers who sell a minimum dollar amount of the shares of the AIM Funds during a specified period of time. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares. At the option of the dealer, such incentives may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and their families to places within or outside the United States. The total amount of such additional bonus payments or other consideration shall not exceed 0.25% of the public offering price of the shares sold. Any such bonus or incentive programs will not change the price paid by investors for the purchase of the applicable AIM Fund's shares or the amount that any particular AIM Fund will receive as proceeds from such sales. Dealers may not use sales of the AIM Funds' shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state.

                                                                       MCF-10/98

  AIM Distributors may make payments to dealers and institutions who are dealers of record for purchases of $1 million of more of Class A shares (or shares which normally involve payment of initial sales charges), which are sold at net asset value and are subject to a contingent deferred sales charge, for all AIM Funds other than Class A shares of each of AIM LIMITED MATURITY TREASURY FUND and AIM TAX-FREE INTERMEDIATE FUND as follows: 1.00% of the first $2 million of such purchases, plus 0.80% of the next $1 million of such purchases, plus 0.50% of the next $17 million of such purchases, plus 0.25% of amounts in excess of $20 million of such purchases. See "Contingent Deferred Sales Charge Program for Large Purchases." AIM Distributors may make payments to dealers and institutions who are dealers of record for purchases of $1 million or more of Class A shares (or shares which normally involve payment of initial sales charges), and which are sold at net asset value and are not subject to a contingent deferred sales charge, in an amount up to 0.10% of such purchases of Class A shares of AIM LIMITED MATURITY TREASURY FUND, and in an amount up to 0.25% of such purchases of Class A shares of AIM TAX-FREE INTERMEDIATE FUND.

  AIM Distributors may pay sales commissions to dealers and institutions who sell Class B shares of the AIM Funds at the time of such sales. Payments with respect to Class B shares will equal 4.00% of the purchase price of the Class B shares sold by the dealer or institution, and will consist of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. The portion of the payments to AIM Distributors under the Class B Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of such sales commissions plus financing costs.

  AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution, and will consist of a sales commission of 0.75% of the purchase price of the Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. AIM Distributors will retain all payments received by it relating to Class C shares for the first year after they are purchased. The portion of the payments to AIM Distributors under the Class A and C Plan attributable to Class C shares which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of on-going sales commissions to dealers plus financing costs, if any. After the first full year, AIM Distributors will make such payments quarterly to dealers and institutions based on the average net asset value of Class C shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record. These commissions on Class C shares are not paid on sales to investors exempt from the CDSC, including Class C shareholders of record on April 30, 1995 who purchase additional shares in any of the Funds on or after May 1, 1995, and in circumstances where AIM Distributors grants an exemption on particular transactions.

  TIMING OF PURCHASE ORDERS. Orders for the purchase of shares of an AIM Fund (other than AIM MONEY MARKET FUND, as described below) received prior to the close of regular trading on the New York Stock Exchange ("NYSE"), which is generally 4:00 p.m. Eastern Time (and which is hereinafter referred to as "NYSE Close"), on any business day of an AIM Fund will be confirmed at the price next determined. Orders received after NYSE Close will be confirmed at the price determined on the next business day of the AIM Fund. Certain financial institutions (or their designees) may be authorized to accept purchase orders on behalf of the AIM Funds. Orders received by authorized institutions (or their designees) before NYSE Close will be deemed to have been received by an AIM Fund on such day and will be effected that day, provided that such orders are transmitted to the Transfer Agent prior to the time set for receipt of such orders. It is the responsibility of the dealer/financial institution to ensure that all orders are transmitted on a timely basis to the Transfer Agent. Any loss resulting from the dealer/financial institution's failure to submit an order within the prescribed time frame will be borne by that dealer/financial institution. Please see "How to Purchase Shares -- Purchases by Wire" for information on obtaining a reference number for wire orders, which will facilitate the handling of such orders and ensure prompt credit to an investor's account. A "business day" of an AIM Fund is any day on which the NYSE is open for business. It is expected that the NYSE will be closed during the next twelve months on Saturdays and Sundays and on the days on which New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day are observed by the NYSE.

  An investor who uses a check to purchase shares will be credited with the full number of shares purchased at the time of receipt of the purchase order, as previously described. However, in the event of a redemption or exchange of such shares, the investor may be required to wait up to ten business days before the redemption proceeds are sent. This delay is necessary in order to ensure that the check has cleared. If the check does not clear, or if any investment order must be cancelled due to nonpayment, the investor will be responsible for any resulting loss to an AIM Fund or to AIM Distributors.

  SPECIAL INFORMATION RELATING TO MULTIPLE CLASS FUNDS. The Multiple Class Funds currently offer two or more classes of shares through separate distribution systems (the "Multiple Distribution System"). Although each class of shares of a particular Multiple Class Fund represents an interest in the same portfolio of investments, each class is subject to a different distribution structure and, as a result, differing expenses. This Multiple Distribution System allows investors to select the class that is best suited to the investor's needs and objectives. In considering the options afforded by the Multiple Distribution System, investors should consider both the applicable initial sales charge or contingent deferred sales charge, as well as the ongoing expenses borne by each class of shares and other relevant factors, such as whether his or her investment goals are long-term or short-term.

                                                                       MCF-10/98

     CLASS A SHARES generally are sold subject to the initial sales charges described above and are subject to the other fees and expenses described herein. Class A shares of AIM MONEY MARKET FUND are designed to meet the needs of an investor who wishes to establish a dollar cost averaging program, pursuant to which Class A shares an investor owns may be exchanged at net asset value for Class A shares of another Multiple Class Fund or shares of another AIM Fund which is not a Multiple Class Fund, subject to the terms and conditions described under the caption "Exchange
     Privilege -- Terms and Conditions of Exchanges."

     CLASS B SHARES are sold without an initial sales charge. Thus, the entire purchase price of Class B shares is immediately invested in Class B shares. Class B shares are subject, however, to Rule 12b-1 Plan payments of 1.00% per annum on the average daily net assets of a Multiple Class Fund attributable to Class B shares. See the discussion under the caption "Management -- Distribution Plans." In addition, Class B shares redeemed within six years from the date such shares were purchased are subject to a contingent deferred sales charge ranging from 5% for redemptions made within the first year to 1% for redemptions made within the sixth year. No contingent deferred sales charge will be imposed if Class B shares are redeemed after six years from the date such shares were purchased. Redemptions of Class B shares and associated charges are further described under the caption "How to Redeem Shares -- Multiple Distribution System."

     Class B shares will automatically convert into Class A shares of the same Multiple Class Fund (together with a pro rata portion of all Class B shares acquired through the reinvestment of dividends and other distributions) eight years from the end of the calendar month in which the purchase of Class B shares was made. Class B shares of AIM GLOBAL TRENDS FUND that were outstanding on May 29, 1998 and which are continuously held by the shareholder, automatically convert to Class A shares of AIM GLOBAL TRENDS FUND seven years from the end of the calendar month in which the purchase of such Class B shares was made. If a shareholder exchanges Class B shares of AIM GLOBAL TRENDS FUND that were outstanding on, and continuously held since, May 29, 1998 for Class B shares of any other AIM Fund, such Class B shares will be subject to the eight year conversion feature applicable to Class B shares of all other AIM Funds. Following such conversion of their Class B shares, investors will be relieved of the higher Rule 12b-1 Plan payments associated with Class B shares. See "Management -- Distribution Plans."

     CLASS C SHARES are sold without an initial sales charge. Thus the entire purchase price of Class C shares is immediately invested in Class C shares. Class C shares are subject, however, to Rule 12b-1 Plan payments of 1.00% per annum on the average daily net assets of a Multiple Class Fund attributable to Class C shares. See the discussion under the caption "Management -- Distribution Plans." In addition, Class C shares redeemed within one year from the date such shares were purchased are subject to a 1.00% contingent deferred sales charge. No contingent deferred sales charge will be imposed if Class C shares are redeemed after one year from the date such shares were purchased. Redemptions of Class C shares and associated charges are further described under the caption "How to Redeem
     Shares -- Multiple Distribution System."

     AIM Cash Reserve Shares of AIM MONEY MARKET FUND are sold without an initial sales charge and are not subject to a contingent deferred sales charge; however, they are subject to the other fees and expenses described in the prospectus for AIM MONEY MARKET FUND.

  TIMING OF PURCHASE, EXCHANGE AND REDEMPTION ORDERS (AIM MONEY MARKET FUND
ONLY). Orders for purchases, exchanges and redemptions of shares of AIM MONEY MARKET FUND received prior to 12:00 noon Eastern Time or NYSE Close on any business day of the Fund will be confirmed at the price next determined. Net asset value is normally determined at 12:00 noon Eastern Time and NYSE Close on each business day of AIM MONEY MARKET FUND.

  SPECIAL INFORMATION RELATING TO AIM MONEY MARKET FUND, AIM TAX-EXEMPT CASH FUND and AIM DOLLAR FUND (THE "MONEY MARKET FUNDS"). Because each Money Market Fund uses the amortized cost method of valuing the securities it holds and rounds its per share net asset value to the nearest whole cent, it is anticipated that the net asset value of the shares of such funds will remain constant at $1.00 per share. However, there is no assurance that each Money Market Fund can maintain a $1.00 net asset value per share. In order to earn dividends with respect to AIM MONEY MARKET FUND on the same day that a purchase is made, purchase payments in the form of federal funds must be received by the Transfer Agent before 12:00 noon Eastern Time on that day. Purchases made by payments in any other form, or payments in the form of federal funds received after such time but prior to NYSE Close, will begin to earn dividends on the next business day following the date of purchase. The Money Market Funds generally will not issue share certificates but will record investor holdings in noncertificate form and regularly advise the shareholder of his ownership position.

  SHARE CERTIFICATES. Share certificates for all AIM Funds will be issued upon written request by a shareholder to AIM Distributors or the Transfer Agent. Otherwise, such shares will be held on the shareholder's behalf by the applicable AIM Fund(s) and be recorded on the books of such fund(s). See "Exchange Privilege -- Exchanges by Telephone" and "How to Redeem
Shares -- Redemptions by Telephone" for restrictions applicable to shares issued in certificate form. Please note that certificates will not be issued for shares held in prototype retirement plans.

  MINIMUM ACCOUNT BALANCE. If (1) an account opened in a fund has been in effect for at least one year and the shareholder has not made an additional purchase in that account within the preceding six calendar months and (2) the value of such account drops below $500 for three consecutive months as a result of redemptions or exchanges, the fund has the right to redeem the account, after giving the shareholder 60 days' prior written notice, unless the shareholder makes additional investments within the notice period to

                                                                       MCF-10/98
bring the account value up to $500. If a fund determines that a shareholder has provided incorrect information in opening an account with a fund or in the course of conducting subsequent transactions with the fund related to such account, the fund may, in its discretion, redeem the account and distribute the proceeds of such redemption to the shareholder.

REDUCTIONS IN INITIAL SALES CHARGES

  Reductions in the initial sales charges shown in the sales charge tables (quantity discounts) apply to purchases of Class A shares of the AIM Funds that are otherwise subject to an initial sales charge, provided that such purchases are made by a "purchaser" as hereinafter defined. Purchases of Class A shares of AIM TAX-EXEMPT CASH FUND and AIM DOLLAR FUND, AIM Cash Reserve Shares of AIM MONEY MARKET FUND and Class B and Class C shares of the Multiple Class Funds will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges.

  The term "purchaser" means:

  - an individual and his or her spouse and children, including any trust established exclusively for the benefit of any such person; or a pension, profit-sharing, or other benefit plan established exclusively for the benefit of any such person, such as an IRA, Roth IRA, a single-participant money-purchase/profit-sharing plan or an individual participant in a 403(b) plan (unless such 403(b) plan qualifies as the purchaser as defined below);

  - a 403(b) plan, the employer/sponsor of which is an organization described under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), provided that:

        a. the employer/sponsor must submit contributions for all participating employees in a single contribution transmittal (i.e., the funds will not accept contributions submitted with respect to individual participants);

        b. each transmittal must be accompanied by a single check or wire transfer; and

        c. all new participants must be added to the 403(b) plan by submitting an application on behalf of each new participant with the contribution transmittal;

  - a trustee or fiduciary purchasing for a single trust, estate or single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the
    Code) and 457 plans, although more than one beneficiary or participant is involved;

  - a Simplified Employee Pension ("SEP"), Salary Reduction and other Elective Simplified Employee Pension account ("SARSEP"), or Savings Incentive Match Plans for Employees IRA ("SIMPLE IRA") where the employer has notified AIM Distributors in writing that all of its related employee SEP, SARSEP or SIMPLE IRA accounts should be linked;

  - any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase at a discount of redeemable securities of a registered investment company; or

  - the discretionary advised accounts of A I M Advisors, Inc. ("AIM") or A I M Capital Management, Inc. ("AIM Capital").

  Investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders and, if necessary, support their qualification for the reduced charge. AIM Distributors reserves the right to determine whether any purchaser is entitled, by virtue of the foregoing definition, to the reduced sales charge. No person or entity may distribute shares of the AIM Funds without payment of the applicable sales charge other than to persons or entities who qualify for a reduction in the sales charge provided herein.

  (1) LETTERS OF INTENT. A purchaser, as previously defined, may pay reduced initial sales charges by completing the appropriate section of the account application and by fulfilling a Letter of Intent ("LOI"). The LOI privilege is also available to holders of the Connecticut General Guaranteed Account, established for tax qualified group annuities, for contracts purchased on or before June 30, 1992. The LOI confirms such purchaser's intention as to the total investment to be made in shares of the AIM Funds (except for (i) Class A shares of AIM DOLLAR FUND, AIM TAX-EXEMPT CASH FUND, and AIM Cash Reserve Shares of AIM MONEY MARKET FUND and (ii) Class B and Class C shares of the Multiple Class Funds) within the following 13 consecutive months. By marking the LOI section on the account application and by signing the account application, the purchaser indicates that he understands and agrees to the terms of the LOI and is bound by the provisions described below.

  Each purchase of fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI, as described under "Sales Charges and Dealer Concessions." It is the purchaser's responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge. The offering price may be further reduced as described under "Rights of Accumulation" if the Transfer Agent is advised of all other accounts at the time of the investment. Shares acquired through reinvestment of dividends and capital gain distributions will not be applied to the LOI. At any time during the 13-month period after meeting the original obligation, a purchaser may revise his intended investment amount upward by submitting a written and signed request. Such a revision will not change the original expiration date. By signing an LOI, a purchaser is not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, the investor will pay the in-

                                                                       MCF-10/98
creased amount of sales charge as described below. Purchases made within 90 days before signing an LOI will be applied toward completion of the LOI. The LOI effective date will be the date of the first purchase with the 90-day period. The Transfer Agent will process necessary adjustments upon the expiration or completion date of the LOI. Purchases made more than 90 days before signing an LOI will be applied toward completion of the LOI based on the value of the shares purchased calculated at the public offering price on the effective date of the LOI.

  To assure compliance with the provisions of the 1940 Act, out of the initial purchase (or subsequent purchases if necessary) the Transfer Agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share). All dividends and any capital gain distributions on the escrowed shares will be credited to the purchaser. All shares purchased, including those escrowed, will be registered in the purchaser's name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released. If the intended investment is not completed, the purchaser will pay the Transfer Agent the difference between the sales charge on the specified amount and the amount actually purchased. If the purchaser does not pay such difference within 20 days of the expiration date, he irrevocably constitutes and appoints the Transfer Agent as his attorney to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.

  If at any time before completing the LOI Program, the purchaser wishes to cancel the agreement, he must give written notice to AIM Distributors. If at any time before completing the LOI Program the purchaser requests the Transfer Agent to liquidate or transfer beneficial ownership of his total shares, a cancellation of the LOI will automatically be effected. If the total amount purchased is less than the amount specified in the LOI, the Transfer Agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

  Any investor who purchased shares of the AIM/GT Funds pursuant to a LOI entered into prior to June 1, 1998 may continue to make such purchases under the terms of such LOI. See "How to Purchase and Redeem Shares" in the Statement of Additional Information.

  (2) RIGHTS OF ACCUMULATION. A "purchaser," as previously defined, may also qualify for reduced initial sales charges based upon such purchaser's existing investment in shares of any of the AIM Funds (except for (i) Class A shares of AIM DOLLAR FUND, AIM TAX-EXEMPT CASH FUND and AIM Cash Reserve Shares of AIM MONEY MARKET FUND and (ii) Class B and Class C shares of the Multiple Class Funds) at the time of the proposed purchase. Rights of accumulation are also available to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992. To determine whether or not a reduced initial sales charge applies to a proposed purchase, AIM Distributors takes into account not only the money which is invested upon such proposed purchase, but also the value of all shares of the AIM Funds (except for (i) Class A shares of AIM DOLLAR FUND, AIM TAX-EXEMPT CASH FUND and AIM Cash Reserve Shares of AIM MONEY MARKET FUND and (ii) Class B and Class C shares of the Multiple Class Funds) owned by such purchaser, calculated at their then current public offering price. If a purchaser so qualifies for a reduced sales charge, the reduced sales charge applies to the total amount of money then being invested by such purchaser and not just to the portion that exceeds the breakpoint above which a reduced sales charge applies. For example, if a purchaser already owns qualifying shares of any AIM Fund with a value of $20,000 and wishes to invest an additional $20,000 in a fund with a maximum initial sales charge of 5.50%, the reduced initial sales charge of 5.25% will apply to the full $20,000 purchase and not just to the $15,000 in excess of the $25,000 breakpoint. To qualify for obtaining the discount applicable to a particular purchase, the purchaser or his dealer must furnish AFS with a list of the account numbers and the names in which such accounts of the purchaser are registered at the time the purchase is made.

  PURCHASES AT NET ASSET VALUE. Purchases of shares of any of the AIM Funds at net asset value (without payment of an initial sales charge) may be made in connection with: (a) the reinvestment of dividends and other distributions from a fund (see "Dividends, Distributions and Tax Matters"); (b) exchanges of shares of certain other funds (see "Exchange Privilege"); (c) use of the reinstatement privilege (see "How to Redeem Shares"); or (d) a merger, consolidation or acquisition of assets of a fund.

  Shareholders of record of Class A shares of AIM WEINGARTEN FUND and AIM CONSTELLATION FUND on September 8, 1986, and shareholders of record of Class A shares of AIM CHARTER FUND on November 17, 1986, may purchase additional Class A shares of the particular AIM Fund(s) whose shares they owned on such date, at net asset value (without payment of a sales charge) for as long as they continuously own Class A shares of such AIM Fund(s) having a market value of at least $500. In addition, discretionary advised clients of any investment advisors whose clients held Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND on September 8, 1986, or who held Class A shares of AIM CHARTER FUND on November 17, 1986, and have held such Class A shares at all times subsequent to such date, may purchase Class A shares of the applicable AIM Fund(s) at the net asset value of such shares.

  The following persons may purchase Class A shares of the AIM Funds through AIM Distributors without payment of an initial sales charge: (a) A I M Management Group Inc. ("AIM Management") and its affiliated companies; (b) any current or retired officer, director, trustee or employee, or any member of the immediate family (including spouse, children, parents and parents of spouse) of any such person, of AIM Management or its affiliates or of certain mutual funds which are advised or managed by AIM; or any trust established exclusively for the benefit of such persons; (c) any employee benefit plan established for employees of AIM Management or its affiliates; (d) any current or retired officer, director, trustee or employee, or any member of the immediate family (including spouse, children, parents and parents of spouse) of any such person, or of CIGNA Corporation or of any of its affiliated companies, or of First Data Investor Services Group (formerly The Shareholder Services Group, Inc.); (e) any investment company sponsored by

                                                                       MCF-10/98

CIGNA Investments, Inc. or any of its affiliated companies for the benefit of its directors' deferred compensation plans; (f) discretionary advised clients of AIM or AIM Capital; (g) registered representatives and employees of dealers who have entered into agreements with AIM Distributors (or financial institutions that have arrangements with such dealers with respect to the sale of shares of the AIM Funds) and any member of the immediate family (including spouse, children, parents and parents of spouse) of any such person, provided that purchases at net asset value are permitted by the policies of such person's employer; (h) certain broker-dealers, investment advisers or bank trust departments that provide asset allocation, similar specialized investment services or investment company transaction services for their customers, that charge a minimum annual fee for such services, and that have entered into an agreement with AIM Distributors with respect to their use of the AIM Funds in connection with such services; (i) any employee or any member of the immediate family (including spouse, children, parents and parents of spouse) of any employee, of Triformis Inc.; (j) shareholders of the AIM/GT Funds as of April 30, 1987 who since that date continually have owned shares of one or more of the AIM/GT Funds; and (k) certain former AMA Investment Advisers' shareholders who became shareholders of the AIM GLOBAL HEALTH CARE FUND in October 1989, and who have continuously held shares in the AIM/GT Funds since that time.

  In addition, shares of any AIM Fund (except AIM SMALL CAP OPPORTUNITIES FUND) may be purchased at net asset value, without payment of a sales charge, by pension, profit-sharing or other employee benefit plans created pursuant to a plan qualified under Section 401 of the Code or plans under Section 457 of the Code, or employee benefit plans created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code. Such plans will qualify for purchases at net asset value provided that (1) the total amount invested in the plan is at least $1,000,000, (2) the sponsor signs a $1,000,000 LOI, (3) such shares are purchased by an employer-sponsored plan with at least 100 eligible employees, or (4) all of the plan's transactions are executed through a single financial institution or service organization who has entered into an agreement with AIM Distributors with respect to their use of the AIM Funds in connection with such accounts. Section 403(b) plans sponsored by public educational institutions will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees. Participants in such plans will be eligible for reduced sales charges based solely on the aggregate value of their individual investments in the applicable AIM Fund. PLEASE NOTE THAT TAX-EXEMPT FUNDS ARE NOT APPROPRIATE INVESTMENTS FOR SUCH PLANS. AIM Distributors may pay investment dealers or other financial service firms for share purchases of the Load Funds (as defined under the caption "Exchange Privilege") sold at net asset value to an employee benefit plan in accordance with this paragraph as follows: 1% of the first $2 million of such purchases, plus 0.80% of the next $1 million of such purchases, plus 0.50% of the next $17 million of such purchases, plus 0.25% of amounts in excess of $20 million of such purchases and up to 0.10% of the net asset value of any Class A shares of AIM LIMITED MATURITY TREASURY FUND sold at net asset value to an employee benefit plan in accordance with this paragraph.

  Class A shares of AIM WEINGARTEN FUND and AIM CONSTELLATION FUND may be deposited at net asset value, without payment of a sales charge, in G/SET series unit investment trusts, whose portfolios consist exclusively of Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND and stripped United States Treasury issued notes or bonds bearing no current interest ("Treasury Obligations"). Class A shares of such funds may also be purchased at net asset value by other unit investment trusts approved by the Board of Directors of AIM Equity Funds, Inc. Unit holders of such trusts may elect to invest cash distributions from such trusts in Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND at net asset value, including: (a) distributions of any dividend income or other income received by such trusts; (b) distributions of any net capital gains received in respect of Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND and proceeds of the sales of Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND used to redeem units of such trusts; and (c) proceeds from the maturity of the Treasury Obligations at the termination dates of such trusts. Prior to the termination dates of such trusts, a unit holder may invest the proceeds from the redemption or repurchase of his units in Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND at net asset value, provided: (a) that the investment in Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND is effected within 30 days of such redemption or repurchase; and (b) that the unit holder or his dealer provides AIM Distributors with a letter which: (i) identifies the name, address and telephone number of the dealer who sold to the unit holder the units to be redeemed or repurchased; and (ii) states that the investment in Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND is being funded exclusively by the proceeds from the redemption or repurchase of units of such trusts.

  FOR ANY FUND NAMED ON THE COVER PAGE OF THIS PROSPECTUS, AIM DISTRIBUTORS AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME (1) TO WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS; (2) TO REJECT ANY PURCHASE OR EXCHANGE ORDER OR TO CANCEL ANY PURCHASE DUE TO NONPAYMENT OF THE PURCHASE PRICE; (3) TO INCREASE, WAIVE OR LOWER THE MINIMUM INVESTMENT REQUIREMENTS; OR (4) TO MODIFY ANY OF THE TERMS OR CONDITIONS OF PURCHASE OF SHARES OF SUCH FUND. For any fund named on the cover page, AIM Distributors and its agents will use their best efforts to provide notice of any such actions through correspondence with broker-dealers and existing shareholders, supplements to the AIM Funds' prospectuses, or other appropriate means, and will provide sixty (60) days' notice in the case of termination or material modification to the exchange privilege discussed under the caption "Exchange Privilege."

                                                                       MCF-10/98

--------------------------------------------------------------------------------

SPECIAL PLANS

  Except as noted below, each AIM Fund provides the special plans described below for the convenience of its shareholders. Once established, there is no obligation to continue to invest through a plan, and a shareholder may terminate a plan at any time.

  Special plan applications and further information, including details of any fees which are charged to a shareholder investing through a plan, may be obtained by written request, directed to AFS at the address provided under "How to Purchase Shares," or by calling the Client Services Department of AFS at
(800) 959-4246. IT IS RECOMMENDED THAT A SHAREHOLDER CONSIDERING ANY OF THE PLANS DESCRIBED HEREIN CONSULT A TAX ADVISOR BEFORE COMMENCING PARTICIPATION IN SUCH A PLAN.

  SYSTEMATIC WITHDRAWAL PLAN. Under a Systematic Withdrawal Plan, a shareholder who owns shares which are not subject to a contingent deferred sales charge, can arrange for monthly, quarterly or annual amounts (but not less than $50) to be drawn against the balance of his account in the designated AIM Fund. Shareholders who own shares subject to a contingent deferred sales charge, can only arrange for monthly or quarterly withdrawals under a Systematic Withdrawal Plan. Payment of this amount can be made on any day of the month the shareholder specifies, except the thirtieth or thirty-first day of each month in which a payment is to be made. A minimum account balance of $5,000 is required to establish a Systematic Withdrawal Plan, but there is no requirement thereafter to maintain any minimum investment. With respect to shares subject to a contingent deferred sales charge (all classes) no contingent deferred sales charge will be imposed on withdrawals made under a Systematic Withdrawal Plan, provided that the amounts withdrawn under such a plan do not exceed on an annual basis 12% of the account value, on a per fund basis, at the time the shareholder elects to participate in the Systematic Withdrawal Plan. Systematic Withdrawal Plans with respect to shares subject to a contingent deferred sales charge that exceed on an annual basis 12% of such account will be subject to a contingent deferred sales charge on the amounts exceeding 12% of the account value at the time the shareholder elects to participate in the Systematic Withdrawal Plan.

  Under a Systematic Withdrawal Plan, all shares are to be held by the Transfer Agent and all dividends and distributions are reinvested to shares of the applicable AIM Fund by the Transfer Agent. To provide funds for payments made under the Systematic Withdrawal Plan, the Transfer Agent redeems sufficient full and fractional shares at their net asset value in effect at the time of each such redemption.

  Payments under a Systematic Withdrawal Plan constitute taxable events. Since such payments are funded by the redemption of shares, they may result in a return of capital and in capital gains or losses, rather than in ordinary income. Because sales charges are imposed on additional purchases of shares (other than Class B or Class C shares of the Multiple Class Funds, and AIM Cash Reserve Shares of AIM MONEY MARKET FUND), it is disadvantageous to effect such purchases while a Systematic Withdrawal Plan is in effect.

  The Systematic Withdrawal Plan may be terminated at any time upon 10 days' prior notice to AFS. Each AIM Fund bears its share of the cost of operating the Systematic Withdrawal Plan. Each AIM Fund reserves the right to initiate a fee for each withdrawal (not to exceed its cost), but there is no present intent to do so.

  AUTOMATIC INVESTMENT PLAN. Shareholders who wish to make regular systematic investments may establish an Automatic Investment Plan. Under this plan withdrawal is made on the shareholder's bank account in the amount specified by the shareholder (minimum $50 per investment, per account) and on a day or date(s) specified by the shareholder. The proceeds are invested in shares of the designated AIM Fund at the applicable offering price determined on the date of the withdrawal. An Automatic Investment Plan may be discontinued upon 10 days' prior notice to the Transfer Agent or AIM Distributors.

  AUTOMATIC DIVIDEND INVESTMENT PLAN. Shareholders may elect to have all dividends and distributions declared by an AIM Fund paid in cash or invested at net asset value, without payment of an initial sales charge, either in shares of the same AIM Fund or invested in shares of another AIM Fund. For each of the Multiple Class Funds, dividends and distributions attributable to Class A shares may be reinvested in Class A shares of the same fund, in Class A shares of another Multiple Class Fund or in shares of another AIM Fund which is not a Multiple Class Fund; dividends and distributions attributable to Class B shares may be reinvested in Class B shares of the same fund or in Class B shares of another Multiple Class Fund; dividends and distributions attributable to Class C shares may be reinvested in Class C shares of the same fund or in Class C shares of another Multiple Class Fund; and dividends and distributions attributable to AIM Cash Reserve Shares of AIM MONEY MARKET FUND may be reinvested in additional shares of such fund, in Class A shares of another Multiple Class Fund or in shares of another AIM Fund which is not a Multiple Class Fund. See "Dividends, Distributions and Tax Matters -- Dividends and Distributions" for a description of payment dates for these options. In order to qualify to have dividends and distributions of one AIM Fund invested in shares of another AIM Fund, the following conditions must be satisfied: (a) the shareholder must have an account balance in the dividend paying fund of at least $5,000; (b) the account must be held in the name of the shareholder (i.e., the account may not be held in nominee name); and (c) the shareholder must have requested and completed an authorization relating to the reinvestment of dividends into another AIM Fund. An authorization may be given on the account application or on an authorization form available from AIM Distributors. An AIM Fund will waive the $5,000 minimum account value requirement if the shareholder has an account in the fund selected to receive the dividends and distributions with a value of at least $500.

  DOLLAR COST AVERAGING. Shareholders may elect to have a specified amount automatically exchanged, either monthly or quarterly (on or about the 10th or 25th day of the applicable month), from one of their accounts into one or more AIM Funds, subject to

                                                                       MCF-10/98
the terms and conditions described under the caption "Exchange
Privilege -- Terms and Conditions of Exchanges." The account from which exchanges are to be made must have a value of at least $5,000 when a shareholder elects to begin this program, and the exchange minimum is $50 per transaction. All of the accounts that are part of this program must have identical registrations. The net asset value of shares purchased under this program may vary, and may be more or less advantageous than if shares were not exchanged automatically. There is no charge for entering the Dollar Cost Averaging program. Sale charges may apply, as described under the caption "Exchange Privilege."

  PROTOTYPE RETIREMENT PLANS. The AIM Funds (except for AIM HIGH INCOME MUNICIPAL FUND, AIM MUNICIPAL BOND FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TAX-EXEMPT CASH FUND and AIM TAX-EXEMPT BOND FUND OF CONNECTICUT) have made the following prototype retirement plans available to corporations, individuals and employees of non-profit organizations and public schools: combination money-purchase/profit-sharing plans; 403(b) plans; IRA plans; Roth IRA plans; SARSEP plans; SEP plans; and SIMPLE IRA plans (collectively, "retirement accounts"). Information concerning these plans, including the custodian's fees and the forms necessary to adopt such plans, can be obtained by calling or writing the AIM Funds or AIM Distributors. Shares of the AIM Funds are also available for investment through existing 401(k) plans (for both individuals and employers) adopted under the Code. The plan custodian currently imposes an annual $10 maintenance fee with respect to each retirement account for which it serves as the custodian. This fee is generally charged in December. Each AIM Fund and/or the custodian reserve the right to change this maintenance fee and to initiate an establishment fee (not to exceed its cost).

  PORTFOLIO REBALANCING PROGRAM. The Portfolio Rebalancing Program ("Program") permits eligible shareholders with a minimum account balance of $5,000 to establish and maintain an allocation across a range of AIM Funds. The Program automatically rebalances holdings of AIM Funds to the established allocation on a periodic basis. Under the Program, a shareholder may predesignate, on a percentage basis, how the total value of his or her holdings in a minimum of two, and a maximum of ten, AIM Funds ("Personal Portfolio") is to be rebalanced on a quarterly, semiannual, or annual basis.

  Rebalancing under the Program will be effected through the exchange of shares of one or more AIM Funds in the shareholder's Personal Portfolio for shares of the same class(es) of one or more other AIM Funds in the shareholder's Personal Portfolio. See "Exchange Privilege." If shares of the AIM Fund(s) in a shareholder's Personal Portfolio have appreciated during a rebalancing period, the Program will result in shares of AIM Fund(s) that have appreciated most during the period being exchanged for shares of AIM Fund(s) that have appreciated least. SUCH EXCHANGES ARE NOT TAX-FREE AND MAY RESULT IN A SHAREHOLDER'S REALIZING A GAIN OR LOSS, AS THE CASE MAY BE, FOR FEDERAL INCOME TAX PURPOSES. See "Dividends, Distributions and Tax Matters -- Dividends and Distributions." Participation in the Program does not assure that a shareholder will profit from purchases under the Program nor does it prevent or lessen losses in a declining market.

  The Program will automatically rebalance the shareholder's Personal Portfolio on the 28th day of the last month of the period chosen (or the immediately preceding business day if the 28th is not a business day), subject to any limitations below. The Program will not execute an exchange if the variance in a shareholder's Personal Portfolio for a particular AIM Fund would be 2% or less. In predesignating percentages, shareholders must use whole percentages and totals must equal 100%. Shareholders participating in the Program may not request issuance of physical certificates representing an AIM Fund's shares. The AIM Funds and AIM Distributors reserve the right to modify, suspend, or terminate the Program at any time on sixty (60) days' prior written notice to shareholders. A request to participate in the Program must be received in good order at least five business days prior to the next rebalancing date. Once a shareholder establishes the Program for his or her Personal Portfolio, a shareholder cannot cancel or change which rebalancing frequency, which AIM Funds or what allocation percentages are assigned to the Program, unless canceled or changed in writing and received by the Transfer Agent in good order at least five business days prior to the rebalancing date. Shareholders participating in the Program may also participate in the Right of Accumulation, LOI, and Automatic Investment Plan. Certain dealers/financial institutions may charge a fee for establishing accounts relating to the Program. Investors should contact their dealers/financial institutions or AIM Distributors for more information.

                                                                       MCF-10/98

--------------------------------------------------------------------------------

EXCHANGE PRIVILEGE

  TERMS AND CONDITIONS OF EXCHANGES. Shareholders of the AIM Funds may participate in an exchange privilege as described below. The exchange privilege is also available to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992. AIM Distributors acts as distributor for the AIM Funds which represent a range of different investment objectives and policies. As set forth under the caption "Terms and Conditions of Purchase of the AIM
Funds -- Sales Charges and Dealer Concessions," shares of certain of the AIM Funds, including the Class A shares of the Multiple Class Funds, listed below and referred to herein as the "Load Funds," are sold at a public offering price that includes a maximum sales charge of 5.50% or 4.75% of the public offering price of such shares; Class A shares (or shares which normally involve the payment of initial sales charges) of certain of the AIM Funds, listed below and referred to herein as the "Lower Load Funds," are sold at a public offering price that includes a maximum sales charge of 1.00% of the public offering price of such shares; and Class A shares or shares of certain other funds, listed below and referred to herein as the "No Load Funds," are sold at net asset value, without payment of a sales charge.

                                LOAD FUNDS:                                  LOWER LOAD FUNDS:
   AIM ADVISOR FLEX FUND --            AIM GLOBAL INCOME                     AIM LIMITED MATURITY TREASURY FUND
     CLASS A                           FUND -- CLASS A                           -- CLASS A
   AIM ADVISOR INTERNATIONAL           AIM GLOBAL INFRASTRUCTURE               AIM TAX-FREE INTERMEDIATE FUND
     VALUE FUND -- CLASS A             FUND -- CLASS A                           -- CLASS A
   AIM ADVISOR LARGE CAP               AIM GLOBAL RESOURCES                  NO LOAD FUNDS:
     VALUE FUND -- CLASS A             FUND -- CLASS A
   AIM ADVISOR MULTIFLEX               AIM GLOBAL TELECOMMUNICATIONS         AIM MONEY MARKET FUND
     FUND -- CLASS A                   FUND -- CLASS A                           -- AIM CASH RESERVE SHARES
   AIM ADVISOR REAL ESTATE             AIM GLOBAL TRENDS                       AIM TAX-EXEMPT CASH FUND -- CLASS A
     FUND -- CLASS A                   FUND -- CLASS A                         AIM DOLLAR FUND -- CLASS A
   AIM AGGRESSIVE GROWTH               AIM GLOBAL UTILITIES
     FUND -- CLASS A                   FUND -- CLASS A
   AIM ASIAN GROWTH                    AIM HIGH INCOME MUNICIPAL
     FUND -- CLASS A                   FUND -- CLASS A
   AIM BALANCED FUND -- CLASS A        AIM HIGH YIELD FUND -- CLASS A
   AIM BASIC VALUE                     AIM HIGH YIELD FUND II -- CLASS A
     FUND -- CLASS A                   AIM INCOME FUND -- CLASS A
   AIM BLUE CHIP FUND -- CLASS A       AIM INTERMEDIATE GOVERNMENT
   AIM CAPITAL DEVELOPMENT             FUND -- CLASS A
     FUND -- CLASS A                   AIM INTERNATIONAL EQUITY
   AIM CHARTER FUND -- CLASS A         FUND -- CLASS A
   AIM CONSTELLATION                   AIM INTERNATIONAL GROWTH
     FUND -- CLASS A                   FUND -- CLASS A
   AIM DEVELOPING MARKETS              AIM JAPAN GROWTH FUND -- CLASS A
     FUND -- CLASS A                   AIM LATIN AMERICAN GROWTH
   AIM EMERGING MARKETS                FUND -- CLASS A
     FUND -- CLASS A                   AIM MID CAP EQUITY
   AIM EMERGING MARKETS DEBT           FUND -- CLASS A
     FUND -- CLASS A                   AIM MONEY MARKET
   AIM EUROPE GROWTH                   FUND -- CLASS A
     FUND -- CLASS A                   AIM MUNICIPAL BOND
   AIM EUROPEAN DEVELOPMENT            FUND -- CLASS A
     FUND -- CLASS A                   AIM NEW PACIFIC GROWTH
   AIM GLOBAL AGGRESSIVE GROWTH        FUND -- CLASS A
     FUND -- CLASS A                   AIM SELECT GROWTH FUND -- CLASS A
   AIM GLOBAL CONSUMER PRODUCTS        AIM SMALL CAP GROWTH
     AND SERVICES FUND -- CLASS A      FUND -- CLASS A
   AIM GLOBAL FINANCIAL SERVICES       AIM SMALL CAP OPPORTUNITIES
     FUND -- CLASS A                   FUND -- CLASS A
   AIM GLOBAL GOVERNMENT INCOME        AIM STRATEGIC INCOME
     FUND -- CLASS A                   FUND -- CLASS A
   AIM GLOBAL GROWTH                   AIM TAX-EXEMPT BOND FUND
     FUND -- CLASS A                   OF CONNECTICUT -- CLASS A
   AIM GLOBAL GROWTH &                 AIM VALUE FUND -- CLASS A
     INCOME FUND -- CLASS A            AIM WEINGARTEN FUND -- CLASS A
   AIM GLOBAL HEALTH CARE              AIM WORLDWIDE GROWTH
     FUND -- CLASS A                   FUND -- CLASS A

                                                                       MCF-10/98

  Shares of any AIM Fund may be exchanged for shares of any other AIM Fund on the terms described on the chart below, except that (i) Load Fund share purchases of $1,000,000 or more which are subject to a contingent deferred sales charge may not be exchanged for Lower Load Funds or for AIM TAX-EXEMPT CASH FUND (and Class A shares of AIM DOLLAR FUND); (II) LOWER LOAD FUND SHARE PURCHASES OF $1,000,000 OR MORE AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND, AIM TAX-EXEMPT CASH FUND AND AIM DOLLAR FUND PURCHASES MAY BE EXCHANGED FOR LOAD FUND SHARES IN AMOUNTS OF $1,000,000 OR MORE WHICH WILL THEN BE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE; HOWEVER, FOR PURPOSES OF CALCULATING THE CONTINGENT DEFERRED SALES CHARGES ON THE LOAD FUND SHARES ACQUIRED, THE 18-MONTH PERIOD SHALL BE COMPUTED FROM THE DATE OF SUCH EXCHANGE; (iii) Class A shares may be exchanged for Class A shares; (iv) Class B shares may be exchanged only for Class B shares; (v) Class C shares may only be exchanged for Class C shares; and (vi) AIM Cash Reserve Shares of AIM MONEY MARKET FUND may not be exchanged for Class A, Class B or Class C shares of AIM MONEY MARKET FUND. Class C shares of AIM SMALL CAP OPPORTUNITIES FUND are currently not available.

  DEPENDING UPON THE FUND FROM WHICH AND INTO WHICH AN EXCHANGE IS BEING MADE, SHARES BEING ACQUIRED IN AN EXCHANGE MAY BE ACQUIRED AT THEIR OFFERING PRICE OR AT THEIR NET ASSET VALUE (WITHOUT PAYMENT OF A SALES CHARGE) AS SET FORTH IN THE TABLE BELOW FOR SHARES INITIALLY PURCHASED PRIOR TO MAY 1, 1994:

                                                                                                      MULTIPLE CLASS FUNDS:
                                                            LOWER LOAD              NO LOAD       ------------------------------
      FROM:                 TO: LOAD FUNDS                     FUNDS                 FUNDS           CLASS B         CLASS C
      -----                 --------------                  ----------              -------          -------         -------
Load Funds.......  Net Asset Value                    Net Asset Value          Net Asset Value    Not Applicable  Not Applicable

Lower Load Funds.. Net Asset Value                    Net Asset Value          Net Asset Value    Not Applicable  Not Applicable
No Load Funds....  Offering Price if No Load shares   Net Asset Value if No    Net Asset Value    Not Applicable  Not Applicable
                   were directly purchased. Net       Load shares were
                   Asset Value if No Load shares      acquired upon exchange
                   were acquired upon exchange of     of shares of any Load
                   shares of any Load Fund or any     Fund or any Lower Load
                   Lower Load Fund.                   Fund; otherwise,
                                                      Offering Price.
Multiple Class
  Funds:
  Class B........  Not Applicable                     Not Applicable           Not Applicable     Net Asset Value Not Applicable

  FOR SHARES INITIALLY PURCHASED ON OR AFTER MAY 1, 1994, THE FOREGOING TABLE IS REVISED AS FOLLOWS:
Load Funds.......  Net Asset Value                    Net Asset Value          Net Asset Value    Not Applicable  Not Applicable
Lower Load Funds.. Net Asset Value if shares were     Net Asset Value          Net Asset Value    Not Applicable  Not Applicable
                   acquired upon exchange of any
                   Load Fund. Otherwise, difference
                   in sales charge will apply.
No Load Funds....  Offering Price if No Load shares   Net Asset Value if No    Net Asset Value    Not Applicable  Not Applicable
                   were directly purchased. Net       Load shares were
                   Asset Value if No Load shares      acquired upon exchange
                   were acquired upon exchange of     of shares of any Load
                   shares of any Load Fund.           Fund or any Lower Load
                   Difference in sales charge will    Fund; otherwise,
                   apply if No Load shares were       Offering Price.
                   acquired upon exchange of Lower
                   Load Fund shares.
Multiple Class
  Funds:
  Class B........  Not Applicable                     Not Applicable           Not Applicable     Net Asset Value Not Applicable
  Class C........  Not Applicable                     Not Applicable           Not Applicable     Not Applicable  Net Asset Value

  An exchange is permitted only in the following circumstances: (a) if the funds offer more than one class of shares, the exchange must be between the same class of shares (e.g., Class A, Class B and Class C shares of a Multiple Class Fund cannot be exchanged for each other) except that AIM Cash Reserve Shares of AIM MONEY MARKET FUND may be exchanged for Class A shares of another Multiple Class Fund; (b) the dollar amount of the exchange must be at least equal to the minimum investment applicable to the shares of the fund acquired through such exchange; (c) the shares of the fund acquired through exchange must be qualified for sale in the state in which the shareholder resides; (d) the exchange must be made between accounts having identical registrations and addresses; (e) the full amount of the purchase price for the shares being exchanged must have already been received by the fund; (f) the account from which shares have been exchanged must be coded as having a certified taxpayer identification number on file or, in the alternative, an appropriate IRS Form W-8 (certificate of foreign status) or Form W-9 (certifying exempt status) must have been received by the fund; (g) newly acquired shares (through either an initial or subsequent investment) are held in an account for at least ten business days, and all other shares are held in an account for at least one day, prior to the exchange; and (h) certificates representing shares must be returned before shares can be exchanged. There is no fee for exchanges among the AIM Funds.

                                                                       MCF-10/98

  THE CURRENT PROSPECTUS OF EACH OF THE AIM FUNDS AND CURRENT INFORMATION CONCERNING THE OPERATION OF THE EXCHANGE PRIVILEGE ARE AVAILABLE THROUGH AIM DISTRIBUTORS OR THROUGH ANY DEALER WHO HAS EXECUTED AN APPLICABLE AGREEMENT WITH AIM DISTRIBUTORS. BEFORE EXCHANGING SHARES, INVESTORS SHOULD REVIEW THE PROSPECTUSES OF THE FUNDS WHOSE SHARES WILL BE ACQUIRED THROUGH EXCHANGE. EXCHANGES OF SHARES ARE CONSIDERED TO BE SALES FOR FEDERAL AND STATE INCOME TAX PURPOSES AND MAY RESULT IN A TAXABLE GAIN OR LOSS TO A SHAREHOLDER.

  THE EXCHANGE PRIVILEGE IS NOT AN OPTION OR RIGHT TO PURCHASE SHARES BUT IS PERMITTED UNDER THE RESPECTIVE POLICIES OF THE PARTICIPATING FUNDS, AND MAY BE MODIFIED OR DISCONTINUED BY ANY OF SUCH FUNDS OR BY AIM DISTRIBUTORS AT ANY TIME, AND TO THE EXTENT PERMITTED BY APPLICABLE LAW, WITHOUT NOTICE.

  Shares of any AIM Fund (other than AIM MONEY MARKET FUND) to be exchanged are redeemed at their net asset value as determined at NYSE Close on the day that an exchange request in proper form (described below) is received. Exchange requests received after NYSE Close will result in the redemption of shares at their net asset value at NYSE Close on the next business day. See "Terms and Conditions of Purchase of the AIM Funds -- Timing of Purchase, Exchange and Redemption Orders (AIM MONEY MARKET FUND only)" for information regarding the timing of exchange orders for AIM MONEY MARKET FUND. Normally, shares of an AIM Fund to be acquired by exchange are purchased at their net asset value or applicable offering price, as the case may be, determined on the date that such request is received, but under unusual market conditions such purchases may be delayed for up to five business days if it is determined that a fund would be materially disadvantaged by an immediate transfer of the proceeds of the exchange. If a shareholder is exchanging into a fund paying daily dividends (See "Dividends, Distributions and Tax Matters -- Dividends and Distributions," below), and the release of the exchange proceeds is delayed for the foregoing five-day period, such shareholder will not begin to accrue dividends until the sixth business day after the exchange. Shares purchased by check may not be exchanged until it is determined that the check has cleared, which may take up to ten business days from the date that the check is received. See "Terms and Conditions of Purchase of the AIM Funds -- Timing of Purchase Orders."

  In the event of unusual market conditions, AIM Distributors reserves the right to reject any exchange request, if, in the judgment of AIM Distributors, the number of requests or the total value of the shares that are the subject of the exchange places a material burden on a fund. For example, the number of exchanges by investment managers making market timing exchanges may be limited.

  EXCHANGES BY MAIL. Investors exchanging their shares by mail should send a written request to AFS. The request should contain the account registration and account number, the dollar amount or number of shares to be exchanged, and the names of the funds from which and into which the exchange is to be made. The request should comply with all of the requirements for redemption by mail, except those required for redemption of IRAs. See "How to Redeem Shares."

  EXCHANGES BY TELEPHONE. Shareholders or their agents may request an exchange by telephone. If a shareholder does not wish to allow telephone exchanges by any person in his account, he should decline that option on the account application. AIM Distributors has made arrangements with certain dealers and investment advisory firms to accept telephone instructions to exchange shares between any of the AIM Funds. AIM Distributors reserves the right to impose conditions on dealers or investment advisors who make telephone exchanges of shares of the funds, including the condition that any such dealer or investment advisor enter into an agreement (which contains additional conditions with respect to exchanges of shares) with AIM Distributors. To exchange shares by telephone, a shareholder, dealer or investment advisor who has satisfied the foregoing conditions must call AFS at (800) 959-4246. If a shareholder is unable to reach AFS by telephone, he may also request exchanges by telegraph or use overnight courier services to expedite exchanges by mail, which will be effective on the business day received by the Transfer Agent as long as such request is received prior to NYSE Close. The Transfer Agent and AIM Distributors will not be liable for any loss, expense or cost arising out of any telephone exchange request that they reasonably believe to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verification of telephone transactions. Such reasonable procedures may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction.

  EXCHANGES OF CLASS B AND CLASS C SHARES. A contingent deferred sales charge will not be imposed in connection with exchanges among Class B or among Class C shares. For purposes of determining a shareholder's holding period of Class B or Class C shares in the calculation of the applicable contingent deferred sales charge, the period of time during which Class B or Class C shares were held prior to an exchange will be added to the holding period of the applicable Class B or Class C shares acquired in an exchange.

--------------------------------------------------------------------------------

HOW TO REDEEM SHARES

  Shares of the AIM Funds may be redeemed directly through AIM Distributors or through any dealer/financial institution who has entered into an agreement with AIM Distributors. In addition to the obligation of the fund(s) named on the cover page to redeem shares, AIM Distributors also repurchases shares. Although a contingent deferred sales charge may be applicable to certain redemptions as described below, there is no redemption fee imposed when shares are redeemed or repurchased; however, dealers may charge service fees for handling repurchase transactions.

                                                                       MCF-10/98

  MULTIPLE DISTRIBUTION SYSTEM. Class B Shares. Class B shares purchased under the Multiple Distribution System may be redeemed on any business day of a Multiple Class Fund at the net asset value per share next determined following receipt of the redemption order, as described under the caption "Timing and Pricing of Redemption Orders," less the applicable contingent deferred sales charge shown in the table below. No deferred sales charge will be imposed (i) on redemptions of Class B shares following six years from the date such shares were purchased, (ii) on Class B shares acquired through reinvestments of dividends and distributions attributable to Class B shares or (iii) on amounts that represent capital appreciation in the shareholder's account above the purchase price of the Class B shares.

                           YEARS                             CONTINGENT DEFERRED
                           SINCE                               SALES CHARGE AS
                         PURCHASE                            % OF DOLLAR AMOUNT
                           MADE                               SUBJECT TO CHARGE
                         --------                            -------------------
First......................................................      5%
Second.....................................................      4%
Third......................................................      3%
Fourth.....................................................      3%
Fifth......................................................      2%
Sixth......................................................      1%
Seventh and Following......................................     None

  In determining whether a contingent deferred sales charge is applicable, it will be assumed that a redemption is made first, of any shares held in the shareholder's account that are not subject to such charge; second, of shares derived from reinvestment of dividends and other distributions; third, of shares held for more than six years from the date such shares were purchased; and fourth, of shares held less than six years from the date such shares were purchased. The applicable sales charge will be applied against the lesser of the current market value of shares redeemed or their original cost.

  Class B shares that are acquired during a tender offer by AIM FLOATING RATE FUND pursuant to an exchange will be subject, in lieu of the contingent deferred sales charge described above, to a contingent deferred sales charge equivalent to the early withdrawal charge on the shares of AIM FLOATING RATE FUND. For purposes of computing such early withdrawal charge, the holding period of Class B shares being redeemed will include the holding period of AIM FLOATING RATE FUND shares prior to exchange.

  Class C Shares. Class C shares purchased under the Multiple Distribution System may be redeemed on any business day of a Multiple Class Fund at the net asset value per share next determined following receipt of the redemption order, as described under the caption "Timing and Pricing of Redemption Orders," less a 1% contingent deferred sales charge. No deferred sales charge will be imposed
(i) on redemptions of Class C shares following one year from the date such shares were purchased; (ii) on Class C shares acquired through reinvestment of dividends and distributions attributable to Class C shares; (iii) on amounts that represent capital appreciation in the shareholder's account above the purchase price of the Class C shares; (iv) on redemptions of additional purchases of shares of AIM ADVISOR FLEX FUND, AIM ADVISOR INTERNATIONAL VALUE FUND, AIM ADVISOR LARGE CAP VALUE FUND, AIM ADVISOR MULTIFLEX FUND, and AIM ADVISOR REAL ESTATE FUND, by shareholders of record on April 30, 1995 of these funds (shareholders whose broker/dealers maintain a single omnibus account with the Transfer Agent on behalf of those shareholders, perform sub-accounting functions with respect to those shareholders, and are unable to segregate shareholders of record prior to April 30, 1995 from shareholders whose accounts were opened after that date will be subject to a CDSC on all purchases made after March 1, 1996).

  Waivers. Contingent deferred sales charges on Class B and Class C shares will be waived on redemptions (1) following the death or post-purchase disability, as defined in Section 72(m)(7) of the Code, of a shareholder or a settlor of a living trust (provided AIM Distributors is notified of such death or post-purchase disability at the time of the redemption request and is provided with satisfactory evidence of such death or post-purchase disability), (2) in connection with certain distributions from IRAs, custodial accounts maintained pursuant to Code Section 403(b), deferred compensation plans qualified under Code Section 457 and plans qualified under Code Section 401 (collectively, "Retirement Plans"), (3) pursuant to a Systematic Withdrawal Plan, provided that amounts withdrawn under such plan do not exceed on an annual basis 12% of the account value, on a per fund basis, of the shareholder's investment in Class B or Class C shares at the time the shareholder elects to participate in the Systematic Withdrawal Plan, (4) effected pursuant to the right of a Multiple Class Fund to liquidate a shareholder's account if the aggregate net asset value of shares held in the account is less than the designated minimum account size described in the prospectus of such Multiple Class Fund, (5) effected by AIM of its investment in Class B or Class C shares and (6) of Class C shares where such investor's dealer of record, due to the nature of the investor's account, notifies AIM Distributors prior to the time of investment that the dealer waives the payment otherwise payable to the dealer described in the last paragraph under the caption "Terms and Conditions of Purchase of the AIM Funds -- All Groups of AIM Funds."

  Waiver category (1) above applies only to redemptions of Class B or Class C shares held at the time of death or initial determination of post-purchase disability.

  Waiver category (2) above applies only to redemptions resulting from:

                                                                       MCF-10/98

          (i) required minimum distributions to plan participants or beneficiaries who are age 70 1/2 or older, and only with respect to that portion of such distributions which does not exceed 12% annually of the participant's or beneficiary's account value in a particular AIM Fund;

          (ii) in-kind transfers of assets where the participant or beneficiary notifies AIM Distributors of such transfer no later than the time such transfer occurs;

          (iii) tax-free rollovers or transfers of assets to another Retirement Plan invested in Class B or Class C shares of one or more Multiple Class Funds;

          (iv) tax-free returns of excess contributions or returns of excess deferral amounts; and

          (v) distributions upon the death or disability (as defined in the Code) of the participant or beneficiary.

  CONTINGENT DEFERRED SALES CHARGE PROGRAM FOR LARGE PURCHASES. Except for purchases of Class B and Class C shares of a Multiple Class Fund and purchases of shares of the No Load Funds and Lower Load Funds, A CONTINGENT DEFERRED SALES CHARGE OF 1% APPLIES TO PURCHASES OF $1,000,000 OR MORE THAT ARE REDEEMED WITHIN 18 MONTHS OF THE DATE OF PURCHASE. For a description of the AIM Funds participating in the program, see "Terms and Conditions of Purchase of the AIM Funds -- Sales Charges and Dealer Concessions." This charge will be 1% of the lesser of the value of the shares redeemed (excluding reinvested dividends and capital gains distributions) or the total original cost of such shares. In determining whether a contingent deferred sales charge is payable, and the amount of any such charge, shares not subject to the contingent deferred sales charge are redeemed first (including shares purchased by reinvested dividends and capital gains distributions and amounts representing increases from capital appreciation), and then other shares are redeemed in the order of purchase. No such charge will be imposed upon exchanges unless the shares acquired by exchange are redeemed within 18 months of the date the shares were originally purchased. For purposes of computing this 18-MONTH PERIOD, (i) shares of any Load Fund or AIM Cash Reserve shares of AIM MONEY MARKET FUND or Class A shares of AIM DOLLAR FUND which were acquired through an exchange of shares which previously were subject to the 1% contingent deferred sales charge will be credited with the period of time such exchanged shares were held, and (ii) shares of any Load Fund which are subject to the 1% contingent deferred sales charge and which were acquired through an exchange of shares of a Lower Load or a No Load Fund which previously were not subject to the 1% contingent deferred sales charge will not be credited with the period of time such exchanged shares were held. The charge will be waived in the following circumstances: (l) redemptions of shares by employee benefit plans ("Plans") qualified under Sections 401 or 457 of the Code, or Plans created under Section 403(b) of the Code and sponsored by nonprofit organizations as defined under Section 501(c)(3) of the Code, where shares are being redeemed in connection with employee terminations or withdrawals, and (a) the total amount invested in a Plan is at least $1,000,000, (b) the sponsor of a Plan signs a letter of intent to invest at least $1,000,000 in one or more of the AIM Funds, or (c) the shares being redeemed were purchased by an employer-sponsored Plan with at least 100 eligible employees; provided, however, that Plans created under Section 403(b) of the Code which are sponsored by public educational institutions shall qualify under
(a), (b) or (c) above on the basis of the value of each Plan participant's aggregate investment in the AIM Funds, and not on the aggregate investment made by the Plan or on the number of eligible employees; (2) redemptions of shares following the death or post-purchase disability, as defined in Section 72(m)(7) of the Code, of a shareholder or a settlor of a living trust; (3) redemptions of shares purchased at net asset value by private foundations or endowment funds where the initial amount invested was at least $1,000,000; (4) redemptions of shares purchased by an investor in amounts of $1,000,000 or more where such investor's dealer of record, due to the nature of the investor's account, notifies AIM Distributors prior to the time of investment that the dealer waives the payments otherwise payable to the dealer as described in the third paragraph under the caption "Terms and Conditions of Purchase of the AIM Funds -- All Groups of AIM Funds;" and (5) pursuant to a Systematic Withdrawal Plan, provided that amounts withdrawn under such plan do not exceed on an annual basis 12% of the account value, on a per fund basis, of the shareholder's investment in Class A shares at the time the shareholder elects to participate in the Systematic Withdrawal Plan.

  Shareholders who purchased $500,000 or more of Class A shares of the AIM/GT Funds prior to June 1, 1998 are entitled to certain waivers of the contingent deferred sales charge on those shares as described in the Statement of Additional Information under "How to Purchase and Redeem Shares."

  REDEMPTIONS BY MAIL. Redemption requests must be in writing and sent to the Transfer Agent. Upon receipt of a redemption request in proper form, payment will be made as soon as practicable, but in any event will normally be made within seven days after receipt. However, in the event of a redemption of shares purchased by check, the investor may be required to wait up to ten business days before the redemption proceeds are sent. See "Terms and Conditions of Purchase of the AIM Funds -- Timing of Purchase Orders."

  Requests for redemption must include: (a) original signatures of each registered owner exactly as the shares are registered; (b) the Fund and the account number of shares to be redeemed; (c) share certificates, either properly endorsed or accompanied by a duly executed stock power, for the shares to be redeemed if such certificates have been issued and the shares are not in the custody of the Transfer Agent; (d) signature guarantees, as described below; and
(e) any additional documents that may be required for redemption by corporations, partnership, trusts or other entities. The burden is on the shareholder to inquire as to whether any additional documentation is required. Any request not in proper form may be rejected and in such case must be renewed in writing.

                                                                       MCF-10/98

  In addition to these requirements, shareholders who have invested in a fund to establish as IRA, should include the following information along with a written request for either partial or full liquidation of fund shares; (a) a statement as to whether or not the shareholder has attained age 59 1/2, and (b) a statement as to whether or not the shareholder elects to have federal income tax withheld from the proceeds of the liquidation.

  REDEMPTIONS BY TELEPHONE. Shareholders may request a redemption by telephone. If a shareholder does not wish to allow telephone redemptions by any person in this account, he should decline that option on the account application. The telephone redemption feature can be used only if: (a) the redemption proceeds are to be mailed to the address of record or transferred electronically or wired to the pre-authorized bank account; (b) there has been no change of address of record on the account within the preceding 30 days; (c) the shares to be redeemed are not in certificate form; (d) the person requesting the redemption can provide proper identification information, and (e) the proceeds of the redemption do not exceed $50,000. Accounts in AIM Distributors' prototype retirement plans (such as IRA and IRA/SEP) or 403(b) plans are not eligible for the telephone redemption option. AIM Distributors has made arrangements with certain dealers and investment advisors to accept telephone instructions for the redemption of shares. AIM Distributors reserves the right to impose conditions on these dealers and investment advisors, including the condition that they enter into agreements (which contain additional conditions with respect to the redemption of shares) with AIM Distributors. The Transfer Agent and AIM Distributors will not be liable for any loss, expense or cost arising out of any telephone redemption request effected in accordance with the authorization set forth in the appropriate form if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verification of telephone transactions. Such reasonable procedures may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's taxpayer identification number and current address, and mailings of confirmations promptly after the transaction.

  EXPEDITED REDEMPTIONS (AIM Cash Reserve shares of AIM MONEY MARKET FUND only). If a redemption order is received prior to 11:30 a.m. Eastern Time, the redemption will be effective on that day and AIM MONEY MARKET FUND will endeavor to transmit payment on that same business day. If the redemption order is received after 11:30 a.m. and prior to NYSE Close, the redemption will be made at the next determined net asset value and payment will generally be transmitted on the next business day.

  REDEMPTIONS BY CHECK (AIM TAX-EXEMPT CASH FUND, AIM Cash Reserve Shares of AIM MONEY MARKET FUND and Class A shares of AIM DOLLAR FUND). After completing the appropriate authorization form, shareholders may use checks to effect redemptions from AIM TAX-EXEMPT CASH FUND, AIM Cash Reserve Shares of AIM MONEY MARKET FUND and Class A shares of AIM DOLLAR FUND. This privilege does not apply to retirement accounts or qualified plans. Checks may be drawn in any amount of $250 or more. Checks drawn against insufficient shares in the account, against shares held less than ten business days, or in amounts of less than the applicable minimum will be returned to the payee. The payee of the check may cash or deposit it in the same way as an ordinary bank check. When a check is presented on the Transfer Agent for payment, the Transfer Agent will cause a sufficient number of shares of such fund to be redeemed to cover the amount of the check. Shareholders are entitled to dividends on the shares redeemed through the day on which the check is presented to the Transfer Agent for payment.

  TIMING AND PRICING OF REDEMPTION ORDERS. Shares of the various AIM Funds (other than AIM MONEY MARKET FUND) are redeemed at their net asset value next computed after a request for redemption in proper form (including signature guarantees and other required documentation for written redemptions) is received by the Transfer Agent or certain financial institutions (or their designees) who are authorized to accept redemption orders on behalf of the AIM Funds, provided that such orders are transmitted to the Transfer Agent prior to the time set for receipt of such orders, except that shares that are subject to a contingent deferred sales charge, may be subject to the imposition of deferred sales charges that will be deducted from the redemption proceeds. See "Multiple Distribution System" and "Contingent Deferred Sales Charge Program for Large Purchases." Orders for the redemption of shares received in proper form prior to NYSE Close on any business day of an AIM Fund will be confirmed at the price determined as of the close of that day. Orders received after NYSE Close will be confirmed at the price determined on the next business day of an AIM Fund. Redemptions of shares of AIM MONEY MARKET FUND received prior to 12:00 noon or NYSE Close on any business day of the Fund will be confirmed at the price next determined. It is the responsibility of the dealer/financial institution to ensure that all orders are transmitted on a timely basis. Any resulting loss from the dealer/financial institution's failure to submit a request for redemption within the prescribed time frame will be borne by that dealer/financial institution. Telephone redemption requests must be made by NYSE Close on any business day of an AIM Fund and will be confirmed at the price determined as of the close of that day. No AIM Fund will accept requests which specify a particular date for redemption or which specify any special conditions.

  Payment of the proceeds of redeemed shares is normally made within seven days following the redemption date. However, in the event of a redemption of shares purchased by check, the investor may be required to wait up to ten business days before the redemption proceeds are sent. See "Terms and Conditions of Purchase of the AIM Funds -- Timing of Purchase Orders." A charge for special handling (such as wiring of funds or expedited delivery services) may be made by the Transfer Agent. The right of redemption may not be suspended or the date of payment upon redemption postponed except under unusual circumstances such as when trading on the NYSE is restricted or suspended. Payment of the proceeds of redemptions relating to shares for which checks sent in payment have not yet cleared will be delayed until it is determined that the check has cleared, which may take up to ten business days from the date that the check is received.

                                                                       MCF-10/98

  SIGNATURE GUARANTEES. A signature guarantee is designed to protect the investor, the AIM Funds, AIM Distributors, and their agents by verifying the signature of each investor seeking to redeem, transfer, or exchange shares of an AIM Fund. Examples of when signature guarantees are required are: (1) redemptions by mail in excess of $50,000; (2) redemptions by mail if the proceeds are to be paid to someone other than the name(s) in which the account is registered; (3) written redemptions requesting proceeds to be sent to other than the bank of record for the account; (4) redemptions requesting proceeds to be sent to a new address or an address that has been changed within the past 30 days; (5) requests to transfer the registration of shares to another owner, (6) telephone exchange and telephone redemption authorization forms; (7) changes in previously designated wiring or electronic funds transfer instructions, and (8) written redemptions or exchanges of shares previously reported as lost, whether or not the redemption amount is under $50,000 or the proceeds are to be sent to the address of record. These requirements may be waived or modified upon notice to shareholders.

  Acceptable guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization, provided that such institution or organization qualifies as an "eligible guarantor institution" as that term in defined in rules adopted by the Securities and Exchange Commission (the "SEC"), and further provided that such guarantor institution is listed in one of the reference guides contained in the Transfer Agent's current Signature Guarantee Standards and Procedures, such as certain domestic banks, credit unions, securities dealers, or securities exchanges. The Transfer Agent will also accept signatures with either: (1) a signature guaranteed with a medallion stamp of the STAMP Program, or (2) a signature guaranteed with a medallion stamp of the NYSE Medallion Signature Program, provided that in either event, the amount of the transaction involved does not exceed the surety coverage amount indicated on the medallion. For information regarding whether a particular institution or organization qualifies as an "eligible guarantor institution," an investor should contact the Client Services Department of AFS.

  REINSTATEMENT PRIVILEGE (CLASS A SHARES ONLY). Within 90 days of a redemption, a shareholder may invest all or part of the redemption proceeds in Class A shares of any AIM Fund at the net asset value next computed after receipt by the Transfer Agent of the funds to be reinvested; provided, however, if the redemption was made from Class A shares of either AIM LIMITED MATURITY TREASURY FUND or AIM TAX-FREE INTERMEDIATE FUND, the reinvested proceeds will be subject to the difference in sales charge between the shares redeemed and the shares the proceeds are reinvested in. The shareholder must ask the Transfer Agent for such privilege at the time of reinvestment. A realized gain on the redemption is taxable, and reinvestment will not alter the taxes due on any capital gains, except under the circumstances described below. If there has been a loss on the redemption and shares of the same fund are repurchased, all of the loss may not be tax deductible, depending on the timing and amount reinvested. Under the Code, if the redemption proceeds of fund shares on which a sales charge was paid are reinvested in shares of the same fund, or exchanged for shares of another AIM Fund, at a reduced sales charge within 90 days of the payment of the sales charge, the shareholder's basis in the fund shares redeemed may not include the amount of the sales charge paid, thereby reducing the loss or increasing the gain recognized from the redemption; however, the shareholder's basis in the fund shares purchased will include the sales charge. Each AIM Fund may amend, suspend or cease offering the privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation. This privilege may only be exercised once each year by a shareholder with respect to each AIM Fund.

  Shareholders who are assessed a contingent deferred sales charge in connection with the redemption of Class A shares and who subsequently reinvest a portion or all of the value of the redeemed shares in Class A shares of any AIM Fund within 90 days after such redemption may do so at net asset value if such privilege is claimed at the time of reinvestment. Such reinvested proceeds will not be subject to either a front-end sales charge at the time of reinvestment or an additional contingent deferred sales charge upon subsequent redemption. In order to exercise this reinvestment privilege, the shareholder must notify the Transfer Agent of his or her intent to do so at the time of reinvestment. This reinvestment privilege does not apply to Class B or Class C shares.

                                                                       MCF-10/98

--------------------------------------------------------------------------------

DETERMINATION OF NET ASSET VALUE

  The net asset value per share (or share price) of each AIM Fund is determined as of 4:00 p.m. Eastern Time (12:00 noon Eastern Time and NYSE Close with respect to AIM MONEY MARKET FUND) on each "business day" of a fund as previously defined. In the event the NYSE closes early (i.e. before 4:00 p.m. Eastern Time) on a particular day, the net asset value of an AIM Fund's share will be determined as of the close of the NYSE on such day. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the NYSE. The net asset value per share is calculated by subtracting a class' liabilities from its assets and dividing the result by the total number of class shares outstanding. The determination of net asset value per share is made in accordance with generally accepted accounting principles. Among other items, liabilities include accrued expenses and dividends payable, and total assets include portfolio securities valued at their market value, as well as income accrued but not yet received. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the fund's officers and in accordance with methods which are specifically authorized by its governing Board of Directors or Trustees. Short-term obligations with maturities of 60 days or less, and the securities held by the Money Market Funds, are valued at amortized cost as reflecting fair value. AIM HIGH INCOME MUNICIPAL FUND, AIM MUNICIPAL BOND FUND, AIM TAX-EXEMPT BOND FUND OF CONNECTICUT and AIM TAX-FREE INTERMEDIATE FUND value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

  Generally, trading in foreign securities, corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of an AIM Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which the values of the securities are determined and the close of the NYSE which will not be reflected in the computation of an AIM Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the applicable AIM Fund. Securities listed primarily on foreign exchanges may trade on days when the NYSE is closed (such as a Saturday). As a result, the net asset value of a fund may be significantly affected by such trading on days when shareholders cannot purchase or redeem shares of that fund.

--------------------------------------------------------------------------------

DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

DIVIDENDS AND DISTRIBUTIONS

  Each AIM Fund generally pays dividends and distributions as set forth below:

                                                                                DISTRIBUTIONS    DISTRIBUTIONS
                                                                                   OF NET           OF NET
                                                    DIVIDENDS FROM                REALIZED         REALIZED
                                                    NET INVESTMENT               SHORT-TERM        LONG-TERM
                   FUND                                 INCOME                  CAPITAL GAINS    CAPITAL GAINS
                   ----                             --------------              -------------    -------------
AIM ADVISOR FLEX FUND.....................  declared and paid quarterly       quarterly          annually
AIM ADVISOR INTERNATIONAL VALUE FUND......  declared and paid annually        annually           annually
AIM ADVISOR LARGE CAP VALUE FUND..........  declared and paid quarterly       quarterly          annually
AIM ADVISOR MULTIFLEX FUND................  declared and paid quarterly       quarterly          annually
AIM ADVISOR REAL ESTATE FUND..............  declared and paid quarterly       quarterly          annually
AIM AGGRESSIVE GROWTH FUND................  declared and paid annually        annually           annually
AIM ASIAN GROWTH FUND.....................  declared and paid annually        annually           annually
AIM BALANCED FUND.........................  declared and paid quarterly       annually           annually
AIM BASIC VALUE FUND......................  declared and paid annually        annually           annually
AIM BLUE CHIP FUND........................  declared and paid annually        annually           annually
AIM CAPITAL DEVELOPMENT FUND..............  declared and paid annually        annually           annually
AIM CHARTER FUND..........................  declared and paid quarterly       annually           annually
AIM CONSTELLATION FUND....................  declared and paid annually        annually           annually
AIM DEVELOPING MARKETS FUND...............  declared and paid annually        annually           annually
AIM DOLLAR FUND...........................  declared daily; paid monthly      annually           annually
AIM EMERGING MARKETS FUND.................  declared and paid annually        annually           annually
AIM EMERGING MARKETS DEBT FUND............  declared and paid monthly         annually           annually
AIM EUROPE GROWTH FUND....................  declared and paid annually        annually           annually
AIM EUROPEAN DEVELOPMENT FUND.............  declared and paid annually        annually           annually
AIM GLOBAL AGGRESSIVE GROWTH FUND.........  declared and paid annually        annually           annually

                                                                       MCF-10/98

                                                                                DISTRIBUTIONS    DISTRIBUTIONS
                                                                                   OF NET           OF NET
                                                    DIVIDENDS FROM                REALIZED         REALIZED
                                                    NET INVESTMENT               SHORT-TERM        LONG-TERM
                   FUND                                 INCOME                  CAPITAL GAINS    CAPITAL GAINS
                   ----                             --------------              -------------    -------------
AIM GLOBAL CONSUMER PRODUCTS AND SERVICES
  FUND....................................  declared and paid annually        annually           annually
AIM GLOBAL FINANCIAL SERVICES FUND........  declared and paid annually        annually           annually
AIM GLOBAL GOVERNMENT INCOME FUND.........  declared and paid monthly         annually           annually
AIM GLOBAL GROWTH FUND....................  declared and paid annually        annually           annually
AIM GLOBAL GROWTH & INCOME FUND...........  declared and paid quarterly       annually           annually
AIM GLOBAL HEALTH CARE FUND...............  declared and paid annually        annually           annually
AIM GLOBAL INCOME FUND....................  declared daily; paid monthly      annually           annually
AIM GLOBAL INFRASTRUCTURE FUND............  declared and paid annually        annually           annually
AIM GLOBAL RESOURCES FUND.................  declared and paid annually        annually           annually
AIM GLOBAL TELECOMMUNICATIONS FUND........  declared and paid annually        annually           annually
AIM GLOBAL TRENDS FUND....................  declared and paid annually        annually           annually
AIM GLOBAL UTILITIES FUND.................  declared daily; paid monthly      annually           annually
AIM HIGH INCOME MUNICIPAL FUND............  declared daily; paid monthly      annually           annually
AIM HIGH YIELD FUND.......................  declared daily; paid monthly      annually           annually
AIM HIGH YIELD FUND II....................  declared daily; paid monthly      annually           annually
AIM INCOME FUND...........................  declared daily; paid monthly      annually           annually
AIM INTERMEDIATE GOVERNMENT FUND..........  declared daily; paid monthly      annually           annually
AIM INTERNATIONAL EQUITY FUND.............  declared and paid annually        annually           annually
AIM INTERNATIONAL GROWTH FUND.............  declared and paid annually        annually           annually
AIM JAPAN GROWTH FUND.....................  declared and paid annually        annually           annually
AIM LATIN AMERICAN GROWTH FUND............  declared and paid annually        annually           annually
AIM LIMITED MATURITY TREASURY FUND........  declared daily; paid monthly      annually           annually
AIM MID CAP EQUITY FUND...................  declared and paid annually        annually           annually
AIM MONEY MARKET FUND.....................  declared daily; paid monthly      at least annually  annually
AIM MUNICIPAL BOND FUND...................  declared daily; paid monthly      annually           annually
AIM NEW PACIFIC GROWTH FUND...............  declared and paid annually        annually           annually
AIM SELECT GROWTH FUND....................  declared and paid annually        annually           annually
AIM SMALL CAP GROWTH FUND.................  declared and paid annually        annually           annually
AIM SMALL CAP OPPORTUNITIES FUND..........  declared and paid annually        annually           annually
AIM STRATEGIC INCOME FUND.................  declared and paid monthly         annually           annually
AIM TAX-EXEMPT BOND FUND OF CONNECTICUT...  declared daily; paid monthly      annually           annually
AIM TAX-EXEMPT CASH FUND..................  declared daily; paid monthly      at least annually  annually
AIM TAX-FREE INTERMEDIATE FUND............  declared daily; paid monthly      annually           annually
AIM VALUE FUND............................  declared and paid annually        annually           annually
AIM WEINGARTEN FUND.......................  declared and paid annually        annually           annually
AIM WORLDWIDE GROWTH FUND.................  declared and paid annually        annually           annually

  In determining the amount of capital gains, if any, available for distribution, net capital gains are offset against available net capital losses, if any, carried forward from previous fiscal periods. Each AIM Fund may make additional distributions, if necessary, to avoid a non-deductible 4% federal excise tax on certain undistributed income and capital gain (the "Excise Tax").

  All dividends and distributions of an AIM Fund are automatically reinvested on the payment date in full and fractional shares of such fund, unless the shareholder has made an alternate election as to the method of payment. Dividends and distributions attributable to a class are reinvested in additional shares of such class, absent an election by a shareholder to receive cash or to have such dividends and distributions reinvested in like shares of another Multiple Class Fund, to the extent permitted. For funds that do not declare a dividend daily, such dividends and distributions will be reinvested at the net asset value per share determined on the ex-dividend date. For funds that declare a dividend daily, such dividends and distributions will be reinvested at the net asset value per share determined on the payable date. Shareholders may elect, by written notice to the Transfer Agent, to receive such distributions, or the dividend portion thereof, in cash, or to invest such dividends and distributions in shares of another fund in the AIM Funds; provided that (i) dividends and distributions attributable to Class B shares may only be reinvested in Class B shares, (ii) dividends and distributions attributable to Class C shares may only be reinvested in Class C shares, (iii) dividends and distributions attributable to Class A shares may not be reinvested in Class B or Class C shares, and (iv) dividends and distributions attributable to the AIM Cash Reserve Shares of AIM MONEY MARKET FUND may not be reinvested in the Class A shares of that Fund or in any Class B or Class C shares. Investors who have not previously selected such a reinvestment option on the account application form may contact the Transfer Agent at any time to

                                                                       MCF-10/98
obtain a form to authorize such reinvestments in another AIM Fund. Such reinvestments into the AIM Funds are not subject to sales charges, and shares so purchased are automatically credited to the account of the shareholder.

  Dividends on Class B and Class C shares of an AIM Fund are expected to be lower than dividends for Class A shares of that fund or AIM Cash Reserve Shares because of higher distribution fees paid by Class B and Class C shares. Dividends on all shares may also be affected by other class-specific expenses.

  Changes in the form of dividend and distribution payments may be made by the shareholder at any time by notice to the Transfer Agent and are effective as to any subsequent payment if such notice is received by the Transfer Agent prior to the record date of such payment. Any dividend and distribution election remains in effect until the Transfer Agent receives a revised written election by the shareholder.

  Any dividend or distribution paid by a fund which does not declare dividends daily has the effect of reducing the net asset value per share on the ex-dividend date by the amount of the dividend or distribution. Therefore, a dividend or distribution declared shortly after a purchase of shares by an investor would represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to income taxes, as discussed below.

TAX MATTERS

  Each AIM Fund has qualified and intends to continue to qualify for treatment as a regulated investment company under Subchapter M of the Code. As long as a fund qualifies for this tax treatment, it is not subject to federal income tax on net investment income, net capital gains and net gains from foreign currency transactions, if any, that are distributed to its shareholders. Each fund, for all federal tax purposes (including determining taxable income, distribution requirements and other requirements of Subchapter M), is treated as a separate corporation. Therefore, no fund may offset its gains against another fund's losses, and each fund must individually comply with all of the provisions of the Code that are applicable to its operations.

  TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS -- GENERAL. Because each AIM Fund intends to distribute to its shareholders substantially all of its net investment income, net realized capital gains and net gains from foreign currency transactions, if any, it is not expected that any such fund will be required to pay any federal income tax on amounts that it has distributed. Each AIM Fund also intends to meet the distribution requirements of the Code to avoid imposition of the Excise Tax. Nevertheless, shareholders normally are subject to federal income tax, and any applicable state and local income taxes, on the dividends and distributions received by them from a fund whether in the form of cash or additional fund shares, except for "exempt-interest dividends" paid by AIM HIGH INCOME MUNICIPAL FUND, AIM MUNICIPAL BOND FUND, AIM TAX-EXEMPT BOND FUND OF CONNECTICUT, AIM TAX-EXEMPT CASH FUND and AIM TAX-FREE INTERMEDIATE FUND (the "Tax-Exempt Funds"), which are exempt from federal income tax. With respect to tax-exempt shareholders, dividends and distributions from the AIM Funds are not subject to federal income taxation to the extent permitted under the applicable tax exemption.

  Dividends from an AIM Fund's net investment income, net short-term capital gain and net gains from certain foreign currency transactions are taxable to its shareholders as ordinary income to the extent of its earnings and profits. Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gains taxable at a rate maximum rate of 20%, regardless of the length of time the shareholder held his shares.

  Dividends paid by a fund (but not other distributions) may qualify for the federal 70% dividends received deduction for corporate shareholders to the extent of the qualifying dividends received by the fund on domestic common or preferred stock. It is not likely that dividends received from AIM ADVISOR INTERNATIONAL VALUE FUND, AIM ADVISOR REAL ESTATE FUND, AIM ASIAN GROWTH FUND, AIM DEVELOPING MARKETS FUND, AIM DOLLAR FUND, AIM EMERGING MARKETS FUND, AIM EMERGING MARKETS DEBT FUND, AIM EUROPEAN DEVELOPMENT FUND, AIM EUROPE GROWTH FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL GOVERNMENT INCOME FUND, AIM GLOBAL INCOME FUND, AIM GLOBAL TRENDS FUND, AIM HIGH YIELD FUND, AIM HIGH YIELD FUND II, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EQUITY FUND, AIM INTERNATIONAL GROWTH FUND, AIM JAPAN GROWTH FUND, AIM LATIN AMERICAN GROWTH FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MONEY MARKET FUND, AIM NEW PACIFIC GROWTH FUND, AIM STRATEGIC INCOME FUND or any of the Tax-Exempt Funds will qualify for this dividends received deduction.

  Shortly after the end of each year, shareholders will receive information regarding the amount and federal income tax treatment of all dividends and distributions paid during the year.Certain dividends and distributions declared in October, November or December of a calendar year are taxable to shareholders as though received on December 31 of that year if paid to them during January of the following calendar year. No gain or loss will be recognized by shareholders upon the automatic conversion of Class B shares of a Multiple Class Fund into Class A shares of such fund.

  For each redemption of a fund's shares by a non-exempt shareholder, the fund or the securities dealer effecting the transaction is required to file an information return with the IRS.

  TO AVOID BEING SUBJECT TO FEDERAL INCOME TAX WITHHOLDING AT THE RATE OF 31% ON TAXABLE DIVIDENDS, DISTRIBUTIONS AND REDEMPTION PAYMENTS, INDIVIDUALS AND CERTAIN OTHER NON-CORPORATE SHAREHOLDERS OF A FUND MUST FURNISH THE FUND

                                                                       MCF-10/98

WITH THEIR TAXPAYER IDENTIFICATION NUMBER AND CERTIFY UNDER PENALTIES OF PERJURY THAT THE NUMBER PROVIDED IS CORRECT AND THAT THEY ARE NOT SUBJECT TO BACKUP WITHHOLDING FOR ANY REASON.

  Under the Code, nonresident alien individuals, foreign partnerships and foreign corporations may be subject to federal income tax withholding at a 30% rate on ordinary income dividends. Under applicable treaty law, residents of treaty countries may qualify for a reduced rate of withholding or a withholding exemption.

  DIVIDENDS AND DISTRIBUTIONS MAY BE SUBJECT TO TREATMENT UNDER FOREIGN, STATE OR LOCAL TAX LAWS THAT DIFFERS FROM THE FEDERAL INCOME TAX CONSEQUENCES DISCUSSED HEREIN. ADDITIONAL INFORMATION ABOUT TAXES IS SET FORTH IN THE STATEMENTS OF ADDITIONAL INFORMATION. INVESTORS SHOULD CONSULT THEIR TAX ADVISORS BEFORE INVESTING.

  TAX-EXEMPT FUNDS -- SPECIAL TAX INFORMATION. Shareholders will not be required to include the "exempt-interest" portion of dividends paid by the Tax-Exempt Funds in their gross income for federal income tax purposes. However, shareholders will be required to report the receipt of exempt-interest dividends and other tax-exempt interest on their federal income tax returns. Moreover, exempt-interest dividends from the Tax-Exempt Funds may be subject to state income taxes, may affect the amount of social security and railroad retirement benefits subject to federal income tax, may affect the deductibility of interest on certain indebtedness of a shareholder, and may have other collateral federal income tax consequences. In addition, the Tax-Exempt Funds may invest in Municipal Securities the interest on which will constitute an item of tax preference and which therefore could give rise to a federal alternative minimum tax liability for certain shareholders; each Tax-Exempt Fund may invest up to 20% of its net assets in such securities and other taxable securities. For additional information concerning the alternative minimum tax and certain collateral tax consequences of the receipt of exempt-interest dividends, see the Statements of Additional Information applicable to the Tax-Exempt Funds.

  The Tax-Exempt Funds may pay dividends to shareholders that are taxable, but will endeavor to avoid investments that would result in taxable dividends. The percentage of dividends that constitutes exempt-interest dividends, and the percentage thereof (if any) that constitutes items of tax preference, will be determined annually. These percentages may differ from the actual percentages for any particular day.

  To the extent that dividends are derived from taxable investments or net realized short-term capital gains, they will constitute ordinary income for federal income tax purposes, whether received in cash or additional fund shares. Distributions of net capital gain will be taxable as long-term capital gains, whether received in cash or additional fund shares and regardless of the length of time a shareholder may have held his shares.

  From time to time, proposals have been introduced before Congress that would have the effect of reducing or eliminating the federal tax exemption on Municipal Securities. If such a proposal were enacted, the ability of the Tax-Exempt Funds to pay exempt-interest dividends might be adversely affected.

  AIM BASIC VALUE FUND, AIM DOLLAR FUND, AIM GLOBAL GOVERNMENT INCOME FUND, AIM GLOBAL GROWTH & INCOME FUND, AIM GLOBAL HIGH INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM STRATEGIC INCOME FUND -- SPECIAL TAX INFORMATION. Certain states exempt from income taxes dividends paid by mutual funds attributable to interest on U.S. Treasury and certain other U.S. government obligations. Investors should consult with their own tax advisors concerning the availability of such exemption.

  AIM ADVISOR INTERNATIONAL VALUE FUND, AIM ASIAN GROWTH FUND, AIM DEVELOPING MARKETS FUND, AIM EMERGING MARKETS FUND, AIM EUROPE GROWTH FUND, AIM EUROPEAN DEVELOPMENT FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL CONSUMER PRODUCTS AND SERVICES FUND, AIM GLOBAL FINANCIAL SERVICES FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL GROWTH & INCOME FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL INCOME FUND, AIM GLOBAL INFRASTRUCTURE FUND, AIM GLOBAL RESOURCES FUND, AIM GLOBAL TELECOMMUNICATIONS FUND, AIM GLOBAL UTILITIES FUND, AIM INTERNATIONAL EQUITY FUND, AIM INTERNATIONAL GROWTH FUND, AIM JAPAN GROWTH FUND, AIM LATIN AMERICAN GROWTH FUND, AIM NEW PACIFIC GROWTH FUND, AIM WORLDWIDE GROWTH
FUND -- SPECIAL TAX INFORMATION. For taxable years in which it is eligible to do so, each of these funds may elect to pass through to its shareholders credits for foreign taxes paid. If a fund makes such an election, a shareholder who receives a distribution (1) will be required to include in gross income his proportionate share of foreign taxes allocable to the distribution and (2) may claim a credit or deduction for such share for his taxable year in which the distribution is received, subject to the general limitations imposed on the allowance of foreign tax credits and deductions. Shareholders should also note that certain gains or losses attributable to fluctuations in exchange rates or foreign currency forward contracts may increase or decrease the amount of income of the fund available for distribution to shareholders and should note that if, for any fund, such losses exceed other income during a taxable year, the fund would not be able to pay ordinary income dividends for that year.

                                                                       MCF-10/98

--------------------------------------------------------------------------------

GENERAL INFORMATION

  CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as custodian for the portfolio securities and cash of the AIM Funds other than AIM HIGH INCOME MUNICIPAL FUND, AIM MUNICIPAL BOND FUND, AIM LIMITED MATURITY TREASURY FUND, AIM TAX-EXEMPT BOND FUND OF CONNECTICUT, AIM TAX-EXEMPT CASH FUND and AIM TAX-FREE INTERMEDIATE FUND, for which The Bank of New York, 90 Washington Street, 11th Floor, New York, New York 10286, serves as custodian. Chase Bank of Texas, N.A., P.O. Box 2558, Houston, Texas 77252-8084, serves as Sub-Custodian for retail purchases of the AIM Funds.

  A I M Fund Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739, a wholly owned subsidiary of AIM, serves as each AIM Fund's transfer agent and dividend payment agent.

  SHAREHOLDER INQUIRIES. Shareholder inquiries concerning their accounts should be directed to an A I M Fund Services, Inc. Client Services Representative by calling (800) 959-4246. The Transfer Agent may impose certain copying charges for requests for copies of shareholder account statements and other historical account information older than the current year and the immediately preceding year.

  YEAR 2000 COMPLIANCE PROJECT. In providing services to the AIM Funds, AIM Management and its subsidiaries rely on both internal software systems as well as external software systems provided by third parties. Many software systems in use today are unable to distinguish the year 2000 from the year 1900. This defect if not cured will likely adversely affect the services that AIM Management, its subsidiaries and other service providers to the AIM Funds provide the AIM Funds and their shareholders.

  To address this issue, AIM Management and its subsidiaries, together with independent technology consultants, are undertaking a comprehensive Year 2000 Compliance Project (the "Project"). The Project consists of three phases, namely
(i) inventorying every software application in use at AIM Management and its subsidiaries, as well as remote, third party software systems on which AIM Management and its subsidiaries rely, (ii) identifying those applications that may not function properly after December 31, 1999, and (iii) correcting and subsequently testing those applications that may not function properly after December 31, 1999. Phases (i) and (ii) are complete and Phase (iii) has commenced. The Project is scheduled to be completed during the second quarter of 1999. Software applications acquired by AIM Management and its subsidiaries after completion of the Project will be reviewed to confirm year 2000 compliance upon installation. No assurance can be given that the Project will be successful or that the AIM Funds will not otherwise be adversely affected by the year 2000 issue.

  OTHER INFORMATION. This Prospectus sets forth basic information that investors should know about the fund(s) named on the cover page prior to investing. Recipients of this Prospectus will be provided with a copy of the annual report of the fund(s) to which this Prospectus relates, upon request and without charge. If several members of a household own shares of the same fund, only one annual or semi-annual report will be mailed to that address. To receive additional copies, please call (800) 347-4246, or write to A I M Distributors, Inc., P.O. Box 4739, Houston, Texas 77210-4739. A Statement of Additional Information has been filed with the SEC and is available upon request and without charge, by writing or calling AIM Distributors. The SEC maintains a Web site at http://www.sec.gov that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Fund. This Prospectus omits certain information contained in the registration statement filed with the SEC. Copies of the registration statement, including items omitted from this Prospectus, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

                                                                       MCF-10/98

                                                                      APPENDIX A
--------------------------------------------------------------------------------

                    DESCRIPTION OF MONEY MARKET INSTRUMENTS

  The following list does not purport to be an exhaustive list of all Money Market Instruments, and the Funds reserve the right to invest in Money Market Instruments other than those listed below:

U.S. GOVERNMENT DIRECT OBLIGATIONS -- Bills, notes and bonds issued by the U.S. Treasury.

U.S. GOVERNMENT AGENCIES SECURITIES -- Certain federal agencies such as the Government National Mortgage Association have been established as instrumentalities of the U.S. Government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the U.S. Government, are either backed by the full faith and credit of the United States or are guaranteed by the Treasury or supported by the issuing agencies' right to borrow from the Treasury.

BANKERS' ACCEPTANCES -- A bill of exchange or time draft drawn on and accepted by a commercial bank. It is used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

CERTIFICATES OF DEPOSIT -- A negotiable interest-bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market, prior to maturity.

TIME DEPOSITS -- A non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market.

COMMERCIAL PAPER -- The term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few days to nine months.

REPURCHASE AGREEMENTS -- A repurchase agreement is a contractual undertaking whereby the seller of securities (limited to U.S. Government securities, including securities issued or guaranteed by the U.S. Treasury or the various agencies and instrumentalities of the U.S. Government, including mortgage-backed securities issued by U.S. Government agencies) agrees to repurchase the securities at a specified price on a future date determined by negotiations.

MASTER NOTES -- Unsecured demand notes that permit investment of fluctuating amounts of money at varying rates of interest pursuant to arrangements with issuers who meet the quality criteria of a Fund. The interest rate on a master note may fluctuate based upon changes in specified interest rates or be reset periodically according to a prescribed formula or may be a set rate. Although there is no secondary market in master notes, if such notes have a demand feature, the payee may demand payment of the principal amount of the note on relatively short notice.

VARIABLE AND FLOATING RATE INSTRUMENTS -- Certain instruments issued, guaranteed or sponsored by the U.S. Government or its agencies, state and local government issuers, and certain debt instruments issued by domestic banks or corporations, may carry variable or floating rates of interest. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index.

                                                                      APPENDIX B
--------------------------------------------------------------------------------

                DESCRIPTION OF OBLIGATIONS ISSUED OR GUARANTEED
                BY U.S. GOVERNMENT AGENCIES OR INSTRUMENTALITIES

  AIM INTERMEDIATE GOVERNMENT FUND may invest in "Agency Securities," as defined in the Prospectus, including some or all of those listed below. The following list does not purport to be an exhaustive list of all Agency Securities, and the Fund reserves the right to invest in Agency Securities other than those listed below.

  EXPORT-IMPORT BANK CERTIFICATES -- are certificates of beneficial interest and participation certificates issued and guaranteed by the Export-Import Bank of the United States.

  FEDERAL FARM CREDIT SYSTEM NOTES AND BONDS -- are bonds issued by a cooperatively owned, nationwide system of banks and associations supervised by the Farm Credit Administration, an independent agency of the U.S. Government.

  FEDERAL HOME LOAN BANK NOTES AND BONDS -- are notes and bonds issued by the Federal Home Loan Bank System.

  FHA DEBENTURES -- are debentures issued by the Federal Housing Administration of the U.S. Government.

  FHA INSURED NOTES -- are bonds issued by the Farmers Home Administration of the U.S. Government.

  FEDERAL HOME LOAN MORTGAGE CORPORATION ("FHLMC") BONDS -- are bonds issued and guaranteed by FHLMC, a corporate instrumentality of the U.S. Government. The Federal Home Loan Banks own all the capital stock of FHLMC, which obtains its funds by selling mortgages (as well as participation interests in the mortgages) and by borrowing funds through the issuance of debentures and otherwise.

  FHLMC PARTICIPATION CERTIFICATES OR "FREDDIE MACS" -- represent undivided interests in specified groups of conventional mortgage loans (and/or participation interests in those loans) underwritten and owned by FHLMC. At least 95% of the aggregate principal balance of the whole mortgage loans and/or participations in a group formed by FHLMC typically consist of single-family mortgage loans, and not more than 5% consists of multi-family loans. FHLMC Participation Certificates are not guaranteed by, and do not constitute a debt or obligation of, the U.S. Government or any Federal Home Loan Bank. FHLMC Participation Certificates are issued in fully registered form only, in original unpaid principal balances of $25,000, $100,000, $200,000, $500,000, $1 million and $5 million. FHLMC guarantees to each registered holder of a Participation Certificate, to the extent of such holder's pro rata share (i) the timely payment of interest accruing at the applicable certificate rate on the unpaid principal balance outstanding on the mortgage loans, and (ii) collection of all principal on the mortgage loans without any offset or deductions. Pursuant to these guaranties, FHLMC indemnifies holders of Participation Certificates against any reduction in principal by reason of charges for property repairs, maintenance, and foreclosure.

  FEDERAL NATIONAL MORTGAGE ASSOCIATION ("FNMA") BONDS -- are bonds issued and guaranteed by the Federal National Mortgage Association, a federally chartered and privately-owned corporation.

  FNMA PASS-THROUGH CERTIFICATES OR "FANNIE MAES" -- are mortgage pass-through certificates issued and guaranteed by FNMA. FNMA Certificates represent a fractional undivided ownership interest in a pool of mortgage loans either provided from FNMA's own portfolio or purchased from primary lenders. The mortgage loans included in the pool are conventional, insured by the Federal Housing Administration or guaranteed by the Veterans Administration. FNMA Certificates are not backed by, nor entitled to, the full faith and credit of the U.S. Government.

  Loans not provided from FNMA's own portfolio are purchased only from primary lenders that satisfy certain criteria developed by FNMA, including depth of mortgage origination experience, servicing experience and financial capacity. FNMA may purchase an entire loan pool from a single lender, and issue Certificates backed by that loan pool alone, or may package a pool made up of loans purchased from various lenders.

  Various types of mortgage loans, and loans with varying interest rates, may be included in a single pool, although each pool will consist of mortgage loans related to one-family or two-to-four family residential properties. Substantially all FNMA mortgage pools currently consist of fixed interest rate and growing equity mortgage loans, although FNMA mortgage pools may also consist of adjustable interest rate mortgage loans or other types of mortgage loans. Each mortgage loans must conform to FNMA's published requirements or guidelines with respect to maximum principal amount, loan-to-value ratio, loan term, underwriting standards and insurance coverage.

  All mortgage loans are held by FNMA as trustee pursuant to a trust indenture for the benefit of Certificate holders. The trust indenture gives FNMA responsibility for servicing or administering the loans in a pool. FNMA contracts with the lenders or other servicing institutions to perform all services and duties customary to the servicing of mortgages, as well as duties specifically prescribed by FNMA, and under FNMA supervision. FNMA may remove service providers for cause.

  The pass-through rate on FNMA Certificates is the lowest annual interest rate borne by an underlying mortgage loan in the pool, less a fee to FNMA as compensation for servicing and for FNMA's guarantee. Lenders servicing the underlying mortgage loans receive as compensation a portion of the fee paid to FNMA, the excess yields on pooled loans with coupon rates above the lowest rate borne by any mortgage loan in the pool and certain other amounts collected, such as late charges.

  The minimum size of a FNMA pool is $1 million of mortgage loans. Registered holders purchase Certificates in amounts not less than $25,000.

  FNMA Certificates are marketed by the servicing lender banks, usually through securities dealers. The lender of a single lender pool typically markets all Certificates based on that pool, and lenders of multiple lender pools market Certificates based on a pro rata interest in the aggregate pool. The amounts of FNMA Certificates currently outstanding is limited.

  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION ("GNMA") CERTIFICATES OR "GINNIE MAES" -- are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Each mortgage loan included in the pool is either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgages is assembled, and, after being approved by GNMA, is offered to investors through securities dealers. GNMA is a U.S. Government corporation within the Department of Housing and Urban Development.

  The Portfolio will purchase only GNMA Certificates of the "modified pass-through" type, which entitle the holder to receive its proportionate share of all interest and principal payments owed on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment. GNMA Certificates differ from bonds in that the principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. Payment of principal of and interest on GNMA Certificates of the "modified pass-through" type is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government.

  The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return on the greater part of principal invested far in advance of the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee.

  As the prepayment rates of individual mortgage pools will vary widely, it is not possible to accurately predict the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA indicate that the average life of a single-family dwelling mortgage with 25- to 30-year maturity, the type of mortgage which backs the vast majority of GNMA Certificates, is approximately 12 years. It is therefore customary practice to treat GNMA Certificates as 30-year mortgage-backed securities which prepay fully in the twelfth year.

  As a consequence of the fees paid to GNMA and the issuer of GNMA Certificates, the coupon rate of interest of GNMA Certificates is lower than the interest paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates.

  The yield which will be earned on GNMA Certificates may vary from their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates and the rate at which principal so prepaid is reinvested. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium may result in a loss to the Portfolio.

  Due to the large amount of GNMA Certificates outstanding and active participation in the secondary market by securities dealers and investors, GNMA Certificates are highly liquid instruments. Prices of GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate.

  GENERAL SERVICES ADMINISTRATION PARTICIPATION CERTIFICATES -- are participation certificates issued by the General Services Administration of the U.S. Government.

  MARITIME ADMINISTRATION BONDS -- are bonds issued and provided by the Department of Transportation of the U.S. Government.

  NEW COMMUNITIES DEBENTURES -- are debentures issued in accordance with the provisions of Title IV of the Housing and Urban Development Act of 1968, as supplemented and extended by Title VII of the Housing and Urban Development Act of 1970, the payment of which is guaranteed by the U.S. Government.

  PUBLIC HOUSING NOTES AND BONDS -- are short-term project notes and long-term bonds issued by public housing and urban renewal agencies in connection with programs administered by the Department of Housing and Urban Development of the U.S. Government, the payment of which is secured by the U.S. Government.

  SBA DEBENTURES -- are debentures fully guaranteed as to principal and interest by the Small Business Administration of the U.S. Government.

  SLMA DEBENTURES -- are debentures backed by the Student Loan Marketing Association.

  TITLE XI BONDS -- are bonds issued in accordance with the provisions of Title XI of the Merchant Marine Act of 1936, as amended, the payment of which is guaranteed by the U.S. Government.

  WASHINGTON METROPOLITAN AREA TRANSIT AUTHORITY BONDS -- are bonds issued by the Washington Metropolitan Area Transit Authority and are guaranteed by the Secretary of Transportation of the U.S. Government.

                                                                      APPENDIX C
--------------------------------------------------------------------------------

                       DESCRIPTIONS OF RATING CATEGORIES

  The following are descriptions of ratings assigned by Moody's Investors Service, Inc. ("Moody's") and Standard and Poor's Ratings Services ("S&P") to certain debt securities in which AIM HIGH YIELD FUND and AIM INCOME FUND may invest. See the Statement of Additional Information for descriptions of other Moody's and S&P rating categories and those of other rating agencies.

  MOODY'S: Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. These are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

  A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

  Baa -- Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba -- Bonds which are rated Ba are judged to have speculative elements, their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  S&P: AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

  AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

  A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

  BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

  BB, B, CCC, CC, C -- Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the lowest degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposures to adverse conditions.

[AIM LOGO APPEARS HERE]          THE AIM FAMILY OF FUNDS--Registered Trademark--

Investment Advisor
A I M Advisors, Inc.
11 Greenway Plaza, Suite 100
Houston, TX 77046-1173

Transfer Agent
A I M Fund Services, Inc.
P.O. Box 4739
Houston, TX 77210-4739

Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

The Bank of New York
90 Washington Street
New York, NY 10286
[AIM Municipal Bond Fund only]

Principal Underwriter
A I M Distributors, Inc.
P.O. Box 4739
Houston, TX 77210-4739

Independent Accountants
KPMG Peat Marwick LLP
700 Louisiana
Houston, TX 77002

                                                              TABLE OF CONTENTS
                                                              INVESTMENT OBJECTIVES....................      2
                                                              SUMMARY..................................      2
                                                              THE FUNDS................................      4
                                                                Table of Fees and Expenses.............      4
                                                                Financial Highlights...................      6
                                                                Performance............................     17
                                                                About the Funds........................     17
                                                                Investment Programs....................     18
                                                                Certain Investment Strategies and
                                                                Policies...............................     22
                                                                Management.............................     26
                                                                Organization of the Trust..............     30
                                                              INVESTOR'S GUIDE TO THE AIM FAMILY OF
                                                                FUNDS--Registered Trademark--..........    A-1
                                                                Introduction to The AIM Family of
                                                                Funds..................................    A-1
                                                                How to Purchase Shares.................    A-1
                                                                Terms and Conditions of Purchase of the
                                                                   AIM Funds...........................    A-2
                                                                Special Plans..........................    A-9
                                                                Exchange Privilege.....................   A-11
                                                                How to Redeem Shares...................   A-13
                                                                Determination of Net Asset Value.......   A-17
                                                                Dividends, Distributions and Tax
                                                                Matters................................   A-18
                                                                General Information....................   A-20
                                                                Appendix A.............................   A-24
                                                                Appendix B.............................   A-25
                                                                Appendix C.............................   A-27
                                                              Application Instructions.................    B-1

For more complete information about any other fund in The AIM Family of Funds--Registered Trademark--, including charges and expenses, please call (800) 347-4246 or write to A I M Distributors, Inc. and request a free prospectus. Please read the prospectus carefully before you invest or send money.

AFG-PRO-1

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!














                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!


                  Please detach at perforation before mailing.
 ................................................................................

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES. THE TRUSTEES RECOMMEND VOTING FOR THE PROPOSAL. TO VOTE, FILL IN BOX COMPLETELY. EXAMPLE:

                                                                                        FOR       AGAINST      ABSTAIN
1.     Proposal to approve an Agreement and Plan of Reorganization by  and              |_|         |_|          |_|
       among AIM Investment Portfolios, acting on behalf of AIM Dollar Fund,
       AIM Funds Group, acting on behalf of AIM Money Market Fund, and
       A I M Advisors, Inc. and the consummation of the transactions contemplated therein.

2.  IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY
    COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!









                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!

                  Please detach at perforation before mailing.
 ................................................................................
PROXY                                                                     PROXY
                   PROXY SOLICITED BY THE BOARD OF TRUSTEES OF
                        AIM DOLLAR FUND - CLASS A SHARES
                   (a portfolio of AIM Investment Portfolios)

           PROXY FOR SPECIAL MEETING OF SHAREHOLDERS December 17, 1998

The undersigned hereby appoints Robert H. Graham and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of Class A Shares of AIM Dollar Fund, a portfolio of AIM Investment Portfolios, on December 17, 1998 at 3:00 p.m. Central time, and at any adjournment thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED FOR THE APPROVAL OF THE PROPOSAL.
                                                NOTE: PLEASE SIGN EXACTLY AS
                                                YOUR NAME APPEARS ON THIS
                                                PROXY CARD. All joint owners
                                                should sign. When signing as
                                                executor, administrator,
                                                attorney, trustee or guardian
                                                or as custodian for a minor,
                                                please give full title as
                                                such. If a corporation,
                                                please sign in full corporate
                                                name and indicate the
                                                signer's office. If a
                                                partner, sign in the
                                                partnership name.


                                                -----------------------------
                                                Signature


                                                -----------------------------
                                                Signature (if held jointly)

                                                Dated
                                                     ------------------------

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!














                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!


                  Please detach at perforation before mailing.
 ................................................................................

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES. THE TRUSTEES RECOMMEND VOTING FOR THE PROPOSAL. TO VOTE, FILL IN BOX COMPLETELY. EXAMPLE: |X|

                                                                                        FOR       AGAINST      ABSTAIN
1.     Proposal to approve an Agreement and plan of Reorganization by and               |_|         |_|          |_|
       among AIM Investment Portfolios, acting on behalf of AIM Dollar
       Fund, AIM Funds Group, acting on behalf of AIM Money Market
       Fund, and A I M Advisors, Inc. and the consummation of the transactions contemplated therein.

2.     IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY
       PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!









                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!

                  Please detach at perforation before mailing.
 ................................................................................

PROXY                                                                     PROXY
                   PROXY SOLICITED BY THE BOARD OF TRUSTEES OF
                        AIM DOLLAR FUND - CLASS B SHARES
                   (a portfolio of AIM Investment Portfolios)

           PROXY FOR SPECIAL MEETING OF SHAREHOLDERS DECEMBER 17, 1998

The undersigned hereby appoints Robert H. Graham and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of Class B Shares of AIM Dollar Fund, a series portfolio of AIM Investment Portfolios, on December 17, 1998 at 3:00 p.m. Central time, and at any adjournment thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED FOR THE APPROVAL OF THE PROPOSAL.

                                                NOTE: PLEASE SIGN EXACTLY AS
                                                YOUR NAME APPEARS ON THIS
                                                PROXY CARD. All joint owners
                                                should sign. When signing as
                                                executor, administrator,
                                                attorney, trustee or guardian
                                                or as custodian for a minor,
                                                please give full title as
                                                such. If a corporation,
                                                please sign in full corporate
                                                name and indicate the
                                                signer's office. If a
                                                partner, sign in the
                                                partnership name.


                                                -----------------------------
                                                Signature


                                                -----------------------------
                                                Signature (if held jointly)

                                                Dated
                                                     ------------------------

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!














                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!


                  Please detach at perforation before mailing.
 ................................................................................

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES. THE TRUSTEES RECOMMEND VOTING FOR THE PROPOSAL. TO VOTE, FILL IN BOX COMPLETELY. EXAMPLE: |X|

                                                                                        FOR       AGAINST      ABSTAIN
1.     Proposal to approve an Agreement and plan of Reorganization by and               |_|         |_|          |_|
       among AIM Investment Portfolios, acting on behalf of AIM Dollar
       Fund, AIM Funds Group, acting on behalf of AIM Money Market
       Fund, and A I M Advisors, Inc. and the consummation of the transactions contemplated therein.

2.     IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY
       PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!









                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!

                  Please detach at perforation before mailing.
 ................................................................................

PROXY                                                                      PROXY
                   PROXY SOLICITED BY THE BOARD OF TRUSTEES OF
                         AIM DOLLAR FUND - ADVISOR CLASS
                   (a portfolio of AIM Investment Portfolios)

           PROXY FOR SPECIAL MEETING OF SHAREHOLDERS DECEMBER 17, 1998

The undersigned hereby appoints Robert H. Graham and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of Advisor Class Shares of AIM Dollar Fund, a series portfolio of AIM Investment Portfolios, on December 17, 1998 at 3:00 p.m. Central time, and at any adjournment thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED FOR THE APPROVAL OF THE PROPOSAL.
                                                NOTE: PLEASE SIGN EXACTLY AS
                                                YOUR NAME APPEARS ON THIS
                                                PROXY CARD. All joint owners
                                                should sign. When signing as
                                                executor, administrator,
                                                attorney, trustee or guardian
                                                or as custodian for a minor,
                                                please give full title as
                                                such. If a corporation,
                                                please sign in full corporate
                                                name and indicate the
                                                signer's office. If a
                                                partner, sign in the
                                                partnership name.


                                                -----------------------------
                                                Signature


                                                -----------------------------
                                                Signature (if held jointly)

                                                Dated
                                                     ------------------------